As filed with the Securities and Exchange Commission on April 28, 1997 File Nos. 811-4138 and 2-94067


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

   Pre-Effective Amendment No.______                                    [_]

   Post-Effective Amendment No. 33                                      [_]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

   Amendment No. 34


                          ALLMERICA INVESTMENT TRUST
                          --------------------------
                             (Name of Registrant)

                              440 Lincoln Street
                        WORCESTER, MASSACHUSETTS 01653
                   (Address of Principal Executive Offices)

              Registrant's Telephone Number, including Area Code:
                                (508) 855-1000


(Names and Addresses of Agents for Service:)

George M. Boyd, Esq.                        Peter MacDougall, Esq.
Allmercia Financial                         Ropes & Gray
440 Lincoln Street                          One International Place
Worcester, MA  01653                        Boston, Massachusetts  02110


It is proposed that this filing will become effective:


      immediately upon filing pursuant to paragraph (b)
-----


  X   on (May 1, 1997) pursuant to paragraph (b)
-----


      60 days after filing pursuant to paragraph (a)(1)
-----
      on (date) pursuant to paragraph (a)(1)
-----
      75 days after filing pursuant to paragraph (a)(2)
-----
      on (date) pursuant to paragraph (a)(2) of rule 485.
-----

If appropriate, check the following box:

  X   this post-effective amendment designates a new effective date for a
-----
previously filed post-effective amendment.

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant has registered an indefinite amount of its securities under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1996 was filed on February 27, 1997.

                          ALLMERICA INVESTMENT TRUST
                             Cross-Reference Sheet

Item No. of Form N-1A             Prospectus Caption
---------------------             ------------------
         1 ...................    Prospectus Cover Page

         2 ...................    Management Fees and Expenses

         3 ...................    Financial Highlights

         4(a) ................    Prospectus Cover Page, Organization and
                                  Capitalization of the Trust, What are the
                                  Investment Objectives and Policies?

         4(b) and (c) ........    What are the Investment Objectives and
                                  Policies?, Investment Restrictions, Certain
                                  Investment Strategies and Policies

         5(a) ................    How are the Funds Managed?

         5(b) ................    How are the Funds Managed?, Management Fees
                                  and Expenses, What are the Investment
                                  Objectives and Policies?

         5(c) ................    Fund Manager Information

         5(d) and (e) ........    Organization and Capitalization of the Trust

         5(f) ................    Not Applicable

         5(g) ................    Management Fees and Expenses

         5(h) ................    Not Applicable

         6(a) and (b) ........    Organization and Capitalization of the Trust

         6(c) and (d) ........    Not Applicable

         6(e) ................    Cover Page, Organization and Capitalization of
                                  the Trust

         6(f) and (g) ........    Taxes and Distributions to Shareholders

         7 ...................    Sales and Redemptions to Shares

         7(a) ................    Not Applicable

         7(b) ................    How are Shares Valued?

Item No. of Form N-1A      Prospectus caption
---------------------      -----------------

  7(c)-(g).............    Not Applicable

  8(a).................    Sales and Redemption of Shares

  8(b)-(d).............    Not Applicable

  9....................    Not Applicable


                           Caption in Statement of Additional Information
                           ----------------------------------------------

  10(a) and (b)........    Cover Page

  11...................    Table of Contents

  12...................    General Information, Organization of the Trust

  13(a)................    Investment Objectives and Policies

  13(b)................    Investment Restrictions

  13(c)................    Investment Objectives and Policies, Investment Restrictions

  13(d)................    Portfolio Turnover

  14(a) and (b)........    Management of Allmerica Investment Trust

  14(c)................    Management of Allmerica Investment Trust

  15(a) and (b)........    Control Person and Principal Holder of Securities

  15(c)................    Not Applicable

  16(a) and (b)........    Investment Management and Other Services

  16(c)-(g)............    Not Applicable

  16(h)................    Investment Management and Other Services, Organization of the Trust

  16(i)................    Not Applicable

  17(a)-(c)............    Brokerage Allocation

  17(d)................    Not Applicable

                                Caption in Statement of Additional Information
                                ----------------------------------------------
17(e).....................      Not Applicable

18........................      Not Applicable

19(a) and (b).............      Purchase, Redemption and Pricing of Securities Being Offered

19(c).....................      Not Applicable

20 and 21.................      Not Applicable

22........................      Performance

23........................      Financial Statements

                          ALLMERICA INVESTMENT TRUST
                              440 LINCOLN STREET
                        WORCESTER, MASSACHUSETTS 01653
                                (508) 855-1000

  Allmerica Investment Trust (the "Trust") is a professionally managed, open-end investment company designed to provide the underlying investment vehicles for insurance-related accounts. The eleven separate portfolios of the Trust (collectively, the "Funds" and individually, the "Fund") currently offered by this Prospectus are as follows:

                         SELECT AGGRESSIVE GROWTH FUND
                       SELECT CAPITAL APPRECIATION FUND
                           SMALL-MID CAP VALUE FUND
                       SELECT INTERNATIONAL EQUITY FUND
                              SELECT GROWTH FUND
                                  GROWTH FUND
                               EQUITY INDEX FUND
                         SELECT GROWTH AND INCOME FUND
                         INVESTMENT GRADE INCOME FUND
                             GOVERNMENT BOND FUND
                               MONEY MARKET FUND


  Currently, shares of each Fund may be purchased only by the separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), an indirect, wholly-owned subsidiary of First Allmerica, for the purpose of funding variable annuity contracts and variable life insurance policies. A particular Fund may not be available under the variable annuity or variable life insurance policy which you have chosen. The Prospectus of the specific insurance product you have chosen will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your policy is not to be considered a solicitation.


  This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Certain additional information is contained in the Statement of Additional Information dated May 1, 1997 (the "SAI"), which has been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available upon request without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.


  Investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO VARIOUS RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            DATED MAY 1, 1997

                                                      __________________________
                                                      Allmerica Investment Trust

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS .......................................................  3
HOW ARE THE FUNDS MANAGED? ................................................. 10
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES? ........................... 11
     Select Aggressive Growth Fund ......................................... 11
     Select Capital Appreciation Fund ...................................... 12
     Small-Mid Cap Value Fund .............................................. 13
     Select International Equity Fund ...................................... 14
     Select Growth Fund .................................................... 15
     Growth Fund ........................................................... 16
     Equity Index Fund ..................................................... 17
     Select Growth and Income Fund ......................................... 18
     Investment Grade Income Fund .......................................... 19
     Government Bond Fund .................................................. 20
     Money Market Fund ..................................................... 21
MANAGEMENT FEES AND EXPENSES ............................................... 22
FUND MANAGER INFORMATION ................................................... 25
HOW ARE SHARES VALUED? ..................................................... 28
TAXES AND DISTRIBUTIONS TO SHAREHOLDERS .................................... 28
SALE AND REDEMPTION OF SHARES .............................................. 29
HOW IS PERFORMANCE DETERMINED? ............................................. 29
ORGANIZATION AND CAPITALIZATION OF THE TRUST ............................... 30
INVESTMENT RESTRICTIONS .................................................... 30
CERTAIN INVESTMENT STRATEGIES AND POLICIES ................................. 31
APPENDIX ................................................................... 37


__________________________
Allmerica Investment Trust             2

                             FINANCIAL HIGHLIGHTS

  The following Financial Highlights have been audited by Price Waterhouse LLP, independent accountants of the Trust. This information should be read in conjunction with the financial statements and notes thereto which appear in the Policyowner's annual report for the year ended December 31, 1996 ("Annual Report") and which are incorporated by reference in the Trust's SAI. Further information about the performance of the Funds is contained in the Annual Report which may be obtained without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.

                                                      __________________________
                                       3              Allmerica Investment Trust

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                           NET
                  NET                     AND                              DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED               DIVIDENDS    FROM NET                                     (DECREASE)
                 VALUE        NET     GAIN (LOSS)   TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT    CAPITAL        IN        RETURN OF  DISTRI- NET ASSET
DECEMBER 31,    OF YEAR    INCOME(2)  INVESTMENTS   OPERATIONS    INCOME       GAINS       EXCESS      CAPITAL    BUTIONS   VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------
SELECT AGGRESSIVE
 GROWTH FUND/(1)/
     1996      $ 1.848    $ (0.009)   $  0.351       $  0.342    $    --     $ (0.153)     $    --      $   --   $ (0.153)  $ 0.189
     1995        1.397      (0.001)      0.452          0.451         --           --           --          --         --     0.451
     1994        1.431      (0.002)     (0.032)        (0.034)        --           --           --          --         --    (0.034)
     1993        1.197       0.001       0.234          0.235     (0.001)          --           --          --     (0.001)    0.234
     1992        1.000       0.001       0.197          0.198     (0.001)          --           --          --     (0.001)    0.197

   SELECT CAPITAL
APPRECIATION FUND/(1)/
     1996        1.369      (0.003)      0.124          0.121         --       (0.005)          --          --     (0.005)    0.116
     1995        1.000      (0.001)      0.397          0.396         --       (0.027)          --          --     (0.027)    0.369

SMALL-MID CAP
VALUE FUND/(1)/
     1996        1.238       0.011       0.342          0.353     (0.011)      (0.069)          --          --     (0.080)    0.273
     1995        1.089       0.009       0.183          0.192     (0.009)      (0.033)      (0.001)(3)      --     (0.043)    0.149
     1994        1.170       0.005      (0.081)        (0.076)    (0.005)          --           --          --     (0.005)   (0.081)
     1993        1.000       0.002       0.176          0.178     (0.002)      (0.006)          --          --     (0.008)    0.170

SELECT INTERNATIONAL
 EQUITY FUND/(1)/
     1996        1.136       0.011       0.238          0.249     (0.012)      (0.003)      (0.014)(4)      --     (0.029)    0.220
     1995        0.963       0.013       0.176          0.189     (0.011)      (0.005)          --          --     (0.016)    0.173
     1994        1.000       0.003      (0.038)        (0.035)    (0.001)      (0.001)          --          --     (0.002)   (0.037)

SELECT GROWTH FUND/(1)/
     1996        1.369       0.005       0.297          0.302     (0.005)      (0.236)          --          --     (0.241)    0.061
     1995        1.099          --       0.270          0.270         --           --           --          --         --     0.270
     1994        1.119       0.003      (0.020)        (0.017)    (0.003)          --           --          --     (0.003)   (0.020)
     1993        1.111       0.001       0.008          0.009     (0.001)          --           --          --     (0.001)    0.008
     1992        1.000       0.001       0.111          0.112     (0.001)          --           --          --     (0.001)    0.111


_________________________________________________
*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995. The Small-Mid Cap Value Fund (formerly named the Small Cap Value
     Fund) commenced operations on April 30, 1993 and changed investment Sub-Adviser on January 1, 1997. The Select International Equity Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21,1992 and changed investment Sub-Adviser on July 1, 1996.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.010 in 1996, $0.005 in 1994 and $(0.001) in 1993 for
     Small Cap Value Fund; $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; and $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.

__________________________
Allmerica Investment Trust             4

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
       ----------------------------------------------------------------
                         Ratios To Average Net Assets
              --------------------------------------------------


 NET ASSET             NET ASSETS
   VALUE                 END OF         NET                                                            PORTFOLIO   AVERAGE
  END OF     TOTAL        YEAR      INVESTMENT       OPERATING EXPENSES           MANAGEMENT FEE       TURNOVER  COMMISSIONS
   YEAR    RETURN(E)     (000'S)     INCOME         (A)      (B)     (C)          GROSS      NET         RATE      RATE(D)
 --------- ---------   ----------   ----------     -----    -----   -----         -----     -----      --------  -----------
 $ 2.037    18.55%     $ 407,442     (0.53)%       1.08%    1.08%   1.08%         1.00%     1.00%      113%        $ 0.0597
   1.848    32.28%       254,872     (0.07)%       1.09%      --    1.09%         1.00%     1.00%      104%              --
   1.397    (2.31)%      136,573     (0.21)%       1.16%      --    1.16%         1.00%     1.00%      100%              --
   1.431    19.51%        66,251      0.10%        1.19%      --    1.23%         1.00%     0.96%       76%              --
   1.197    19.85%**       9,270      0.34%*       1.35%*     --    1.88%*         N/A       N/A        33%              --

   1.485     8.80%       142,680     (0.32)%       1.13%    1.13%   1.13%         1.00%     1.00%       98%          0.0414
   1.369    39.56%**      41,376     (0.25)%*      1.35%*     --    1.42%*        1.00%*    0.93%*      95%              --

   1.511    28.53%       113,969      0.91%        0.95%    0.97%   0.97%         0.85%     0.85%       20%          0.0497
   1.238    17.60%        64,575      0.86%        1.01%      --    1.01%         0.85%     0.85%       17%              --
   1.089    (6.51)%       41,342      0.64%        1.08%      --    1.09%         0.85%     0.84%        4%              --
   1.170    17.74%**      12,731      0.52%*       1.22%*     --    2.03%*        0.85%*    0.04%*       8%              --

   1.356    21.94%       246,877      1.22%        1.20%    1.23%   1.23%         1.00%     1.00%       18%          0.0248
   1.136    19.63%       104,312      1.68%        1.24%      --    1.24%         1.00%     1.00%       24%              --
   0.963    (3.49)%**     40,498      0.87%*       1.50%*     --    1.78%*        1.00%*    0.72%*      19%              --

   1.430    22.02%       228,551      0.38%        0.92%    0.93%   0.93%         0.85%     0.85%      159%          0.0457
   1.369    24.59%       143,125      0.02%        0.97%      --    0.97%         0.85%     0.85%       51%              --
   1.099    (1.49)%       88,263      0.37%        1.03%      --    1.03%         0.85%     0.85%       55%              --
   1.119     0.84%        53,854      0.15%        1.05%      --    1.08%         0.85%     0.82%       65%              --
   1.111    11.25%**       9,308      0.40%*       1.20%*     --    1.72%*         N/A       N/A         3%              --


                                                      __________________________
                                       5              Allmerica Investment Trust

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                           NET
                  NET                     AND                              DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED               DIVIDENDS    FROM NET                                     (DECREASE)
                 VALUE        NET     GAIN (LOSS)   TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT    CAPITAL         IN       RETURN OF  DISTRI- NET ASSET
DECEMBER 31,    OF YEAR    INCOME(2)  INVESTMENTS   OPERATIONS    INCOME       GAINS        EXCESS     CAPITAL    BUTIONS   VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------

GROWTH FUND/(1)/
     1996       $ 2.176    $ 0.047      $ 0.386      $ 0.433    $ (0.048)    $ (0.228)   $   --       $   --   $ (0.276)  $ 0.157
     1995         1.814      0.049        0.539        0.588      (0.049)      (0.177)       --           --     (0.226)    0.362
     1994         1.939      0.043       (0.041)       0.002      (0.043)      (0.084)       --           --     (0.127)   (0.125)
     1993         2.034      0.039        0.095        0.134      (0.039)      (0.180)       --       (0.010)    (0.229)   (0.095)
     1992         1.976      0.034        0.105        0.139      (0.034)      (0.047)       --           --     (0.081)    0.058
     1991         1.471      0.038        0.548        0.586      (0.039)      (0.042)       --           --     (0.081)    0.505
     1990         1.558      0.041       (0.047)      (0.006)     (0.041)      (0.040)       --           --     (0.081)   (0.087)
     1989         1.308      0.043        0.289        0.332      (0.046)      (0.036)       --           --     (0.082)    0.250
     1988         1.147      0.037        0.200        0.237      (0.037)      (0.039)       --           --     (0.076)    0.161
     1987         1.308      0.035        0.011        0.046      (0.035)      (0.172)       --           --     (0.207)   (0.161)

EQUITY INDEX  FUND/(1)/
     1996         1.827      0.035        0.370        0.405      (0.035)      (0.032)       --           --     (0.067)    0.338
     1995         1.468      0.035        0.474        0.509      (0.035)      (0.047)   (0.002)(3)   (0.066)    (0.150)    0.359
     1994         1.505      0.033       (0.018)       0.015      (0.033)      (0.019)       --           --     (0.052)   (0.037)
     1993         1.409      0.032        0.102        0.134      (0.031)      (0.007)       --           --     (0.038)    0.096
     1992         1.354      0.030        0.066        0.096      (0.031)      (0.010)       --           --     (0.041)    0.055
     1991         1.080      0.032        0.279        0.311      (0.032)      (0.005)       --           --     (0.037)    0.274
     1990         1.000      0.009        0.080        0.089      (0.009)          --        --           --     (0.009)    0.080

SELECT GROWTH AND
INCOME FUND/(1)/
     1996         1.268      0.020        0.246        0.266      (0.020)      (0.109)       --           --     (0.129)    0.137
     1995         1.027      0.019        0.290        0.309      (0.019)      (0.049)       --           --     (0.068)    0.241
     1994         1.069      0.025       (0.018)       0.007      (0.025)      (0.017)   (0.007)(3)       --     (0.049)   (0.042)
     1993         0.990      0.023        0.079        0.102      (0.023)          --        --           --     (0.023)    0.079
     1992         1.000      0.008       (0.009)      (0.001)     (0.008)      (0.001)       --           --     (0.009)   (0.010)


_________________________________________________
*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.

(1) The Equity Index Fund commenced operations on September 28, 1990. The Select Growth and Income Fund commenced operations on August 21, 1992. The Growth Fund changed Investment Sub-Adviser on April 1, 1988.

(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.046 in 1996 and $0.038 in 1993 for Growth Fund; $0.031 in 1993, $0.028 in 1992, and $0.031 in 1991 for Equity
     Index Fund; and $0.019 in 1996, and $0.023 in 1993 and $0.005 in 1992 for
     Select Growth and Income Fund.
(3)  Distributions in excess of net realized capital gains.

(4)  Unaudited.

__________________________
Allmerica Investment Trust             6

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
       ----------------------------------------------------------------
                         Ratios To Average Net Assets
              --------------------------------------------------


 NET ASSET             NET ASSETS
   VALUE                 END OF        NET                                                             PORTFOLIO   AVERAGE
  END OF     TOTAL        YEAR      INVESTMENT       OPERATING EXPENSES           MANAGEMENT FEE       TURNOVER  COMMISSIONS
   YEAR    RETURN(E)    (000'S)       INCOME        (A)      (B)     (C)          GROSS      NET         RATE      RATE(D)
 --------- ---------   ----------   ----------     -----    -----   -----         -----     -----      --------  -----------
 $ 2.333     20.19%     $ 556,751      2.04%       0.48%    0.51%   0.51%         0.44%     0.44%        72%      $ 0.0576
   2.176     32.80%       444,871      2.34%       0.54%      --    0.54%         0.46%     0.46%        64%           --
   1.814      0.16%       335,714      2.25%       0.56%      --    0.56%         0.48%     0.48%        46%           --
   1.939      6.66%       338,545      1.92%       0.54%      --    0.55%         0.49%     0.48%        42%           --
   2.034      7.11%       270,828      1.85%       0.58%      --    0.58%          N/A       N/A         19%           --
   1.976     40.44%       182,965      2.26%       0.57%      --    0.57%          N/A       N/A         24%           --
   1.471     (0.30)%       97,179      2.82%       0.60%      --    0.60%          N/A       N/A         39%           --
   1.558     25.64%        76,783      2.98%       0.71%      --    0.71%          N/A       N/A         33%           --
   1.308     20.80%(5)     52,439      2.93%       0.75%      --    0.75%          N/A       N/A         99%           --
   1.147      2.30%(5)     45,703      2.64%       0.43%      --    0.43%          N/A       N/A         28%           --

   2.165     22.30%       151,130      1.79%       0.46%    0.46%   0.46%         0.32%     0.32%        12%        0.0395
   1.827     36.18%        90,889      1.96%       0.55%      --    0.55%         0.34%     0.34%         8%           --
   1.468      1.06%        52,246      2.25%       0.57%      --    0.57%         0.35%     0.35%         7%           --
   1.505      9.53%        42,842      2.28%       0.57%      --    0.63%         0.35%     0.29%         4%           --
   1.409      7.25%        22,393      2.47%       0.57%      --    0.75%          N/A       N/A          6%           --
   1.354     29.16%         9,700      2.73%       0.55%      --    0.64%          N/A       N/A          6%           --
   1.080      8.90%**       5,469      3.39%*      0.38%*     --    0.38%*         N/A       N/A       0.24%           --

   1.405     21.26%       295,638      1.44%       0.80%    0.83%   0.83%         0.75%     0.75%        78%        0.0563
   1.268     30.32%       191,610      1.69%       0.85%      --    0.85%         0.75%     0.75%       112%           --
   1.027      0.73%       110,213      2.51%       0.91%      --    0.91%         0.75%     0.75%       107%           --
   1.069     10.37%        60,518      2.73%       0.99%      --    1.03%         0.75%     0.71%        25%           --
   0.990     (0.11)%**      7,302      3.20%*      1.10%*     --    2.37%*         N/A       N/A          4%           --


__________________________
Allmerica Investment Trust             7

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                           NET
                  NET                     AND                              DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED               DIVIDENDS    FROM NET                                     (DECREASE)
                 VALUE        NET     GAIN (LOSS)   TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT    CAPITAL        IN        RETURN OF  DISTRI- NET ASSET
DECEMBER 31,    OF YEAR    INCOME(4)  INVESTMENTS   OPERATIONS    INCOME       GAINS       EXCESS       CAPITAL   BUTIONS   VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------
INVESTMENT GRADE
 INCOME FUND/(1)/
     1996       $ 1.117    $ 0.070    $ (0.033)       $ 0.037   $ (0.070)   $    --     $    --        $    --   $ (0.070) $ (0.033)
     1995         1.012      0.071       0.106          0.177     (0.071)        --      (0.001)(2)         --     (0.072)    0.105
     1994         1.111      0.066      (0.099)        (0.033)    (0.066)        --          --             --     (0.066)   (0.099)
     1993         1.074      0.065       0.049          0.114     (0.065)    (0.012)         --             --     (0.077)    0.037
     1992         1.085      0.075       0.013          0.088     (0.075)    (0.024)         --             --     (0.099)   (0.011)
     1991         1.004      0.080       0.081          0.161     (0.080)        --          --             --     (0.080)    0.081
     1990         1.011      0.083      (0.006)         0.077     (0.084)        --          --             --     (0.084)   (0.007)
     1989         0.968      0.082       0.044          0.126     (0.083)        --          --             --     (0.083)    0.043
     1988         0.974      0.084      (0.006)         0.078     (0.084)        --          --             --     (0.084)   (0.006)
     1987         1.095      0.089      (0.080)         0.009     (0.093)    (0.037)         --             --     (0.130)   (0.121)

  GOVERNMENT
 BOND FUND/(1)/
     1996         1.062      0.062      (0.026)         0.036     (0.062)        --          --             --     (0.062)   (0.026)
     1995         0.997      0.062       0.066          0.128     (0.062)        --      (0.001)(2)         --     (0.063)    0.065
     1994         1.070      0.063      (0.073)        (0.010)    (0.063)        --          --             --     (0.063)   (0.073)
     1993         1.051      0.055       0.024          0.079     (0.055)    (0.003)         --         (0.002)    (0.060)    0.019
     1992         1.047      0.057       0.009          0.066     (0.057)    (0.005)         --             --     (0.062)    0.004
     1991         1.000      0.022       0.051          0.073     (0.022)    (0.004)         --             --     (0.026)    0.047

 MONEY MARKET
     FUND
     1996         1.000      0.052          --          0.052     (0.052)        --          --             --     (0.052)       --
     1995         1.000      0.057          --          0.057     (0.057)        --          --             --     (0.057)       --
     1994         1.000      0.039          --          0.039     (0.039)        --          --             --     (0.039)       --
     1993         1.000      0.030          --          0.030     (0.030)        --          --             --     (0.030)       --
     1992         1.000      0.037          --          0.037     (0.037)        --          --             --     (0.037)       --
     1991         1.000      0.060          --          0.060     (0.060)        --          --             --     (0.060)       --
     1990         1.000      0.078          --          0.078     (0.078)        --          --             --     (0.078)       --
     1989         1.000      0.086          --          0.086     (0.086)        --          --             --     (0.086)       --
     1988         1.000      0.071          --          0.071     (0.071)        --          --             --     (0.071)       --
     1987         1.000      0.061          --          0.061     (0.061)        --          --             --     (0.061)       --


__________________________________________________
*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1) The Government Bond Fund commenced operations on August 26, 1991.The Investment Grade Income Fund was formerly known as Income Appreciation Fund.
(2)  Distributions in excess of net investment income.
(3)  Unaudited.
(4) Net investment income per share before reimbursement of fees by the investment adviser were $0.065 in 1993 for Investment Grade Income Fund; $0.055 in 1993 and $0.056 in 1992 for Government Bond Fund; and $0.030 in 1993, $0.084(3) in 1988, and $0.076(3) in 1987 for Money Market Fund.

__________________________
Allmerica Investment Trust             8

--------------------------------------------------------------------------------
                   ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
       ----------------------------------------------------------------
                         Ratios To Average Net Assets
              --------------------------------------------------


 NET ASSET             NET ASSETS
   VALUE                 END OF         NET                                                            PORTFOLIO   AVERAGE
  END OF     TOTAL        YEAR      INVESTMENT        OPERATING EXPENSES          MANAGEMENT FEE       TURNOVER  COMMISSIONS
   YEAR    RETURN(E)    (000'S)      INCOME         (A)      (B)     (C)          GROSS      NET         RATE      RATE(D)
 --------- ---------   ----------   ----------     -----    -----   -----         -----     -----      --------  -----------
  $ 1.084    3.56%      $157,327      6.50%        0.52%    0.52%   0.52%         0.40%     0.40%      108%       $   --
    1.117   17.84%       141,625      6.66%        0.53%      --    0.53%         0.41%     0.41%      126%           --
    1.012   (2.96)%      109,972      6.25%        0.58%      --    0.58%         0.42%     0.42%      129%           --
    1.111   10.80%       107,124      6.16%        0.54%      --    0.55%         0.45%     0.44%       55%           --
    1.074    8.33%        52,874      7.25%        0.59%      --    0.59%          N/A       N/A        71%           --
    1.085   16.75%        29,018      8.10%        0.60%      --    0.60%          N/A       N/A        52%           --
    1.004    8.02%        18,226      9.14%        0.56%      --    0.56%          N/A       N/A         5%           --
    1.011   13.52%        13,171      8.67%        0.78%      --    0.78%          N/A       N/A         4%           --
    0.968    8.20%(3)      8,951      8.57%        0.77%      --    0.77%          N/A       N/A        12%           --
    0.974    1.00%(3)      8,118      8.37%        0.55%      --    0.55%          N/A       N/A        54%           --


    1.036    3.51%        46,396      5.90%        0.66%    0.66%   0.66%         0.50%     0.50%      112%           --
    1.062   13.06%        45,778      5.91%        0.69%      --    0.69%         0.50%     0.50%      180%           --
    0.997   (0.88)%       42,078      5.60%        0.70%      --    0.70%         0.50%     0.50%      106%           --
    1.070    7.51%        77,105      5.51%        0.61%      --    0.62%         0.50%     0.49%       35%           --
    1.051    6.59%        33,689      6.13%        0.68%      --    0.69%          N/A       N/A        67%           --
    1.047    7.60%**       7,591      5.55%*       0.54%*     --    0.54%*         N/A       N/A        65%           --


    1.000    5.36%       217,256      5.22%        0.34%    0.34%   0.34%         0.28%     0.28%      N/A            --
    1.000    5.84%       155,211      5.68%        0.36%      --    0.36%         0.29%     0.29%      N/A            --
    1.000    3.93%        95,991      3.94%        0.45%      --    0.45%         0.31%     0.31%      N/A            --
    1.000    3.00%        71,052      2.95%        0.42%      --    0.43%         0.32%     0.31%      N/A            --
    1.000    3.78%        64,506      3.65%        0.44%      --    0.44%          N/A       N/A       N/A            --
    1.000    6.22%        39,909      5.98%        0.43%      --    0.43%          N/A       N/A       N/A            --
    1.000    8.17%        28,330      8.22%        0.42%      --    0.42%          N/A       N/A       N/A            --
    1.000    9.07%        12,060      8.62%        0.58%      --    0.58%          N/A       N/A       N/A            --
    1.000    7.30%(3)      7,156      7.13%        0.60%      --    0.71%          N/A       N/A       N/A            --
    1.000    6.20%(3)      4,726      6.14%        0.60%      --    0.75%          N/A       N/A       N/A            --


                                                      --------------------------
                                       9              Allmerica Investment Trust

                          HOW ARE THE FUNDS MANAGED?

  The overall responsibility for the supervision of the affairs of the Trust vests in the Board of Trustees of the Trust which meets on a quarterly basis. Allmerica Investment Management Company, Inc. (the "Manager") is responsible for the management of the Trust's day-to-day business affairs and has general responsibility for the management of the investments of the Funds. The Manager, at its expense, has contracted with certain Sub-Advisers to manage the investments of the Funds, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

  The Manager is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, a life insurance company organized in Massachusetts in 1844. The Manager, organized August 19, 1985, also serves as manager of the Allmerica Funds, an open-end investment company. The Manager and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653.


  The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Funds. Each Sub-Adviser, which has been selected on the basis of various factors including management experience, investment techniques, and staffing, is authorized to engage in portfolio transactions on behalf of the applicable Fund subject to such general or specific instructions as may be given by the Trustees and/or the Manager. The terms of a Sub-Adviser Agreement cannot be changed materially without the approval of a majority interest of the shareholders of the affected Fund. The Sub-Advisers have been selected by the Manager and Trustees in consultation with RogersCasey & Associates, Inc. ("RogersCasey"), a leading pension consulting firm. RogersCasey is a wholly-owned subsidiary of BARRA, Inc. The cost of such consultation is borne by the Manager.

  RogersCasey provides consulting services to pension plans representing over $300 billion in total assets and, in its consulting capacity, monitors the investment performance of over 1,000 investment advisers. From time to time, specific clients of RogersCasey and the Sub-Advisers will be named in sales materials. At times, RogersCasey assists in the development of asset allocation strategies which may be used by shareholders in the diversification of their portfolios across different asset classes.


  Ongoing performance of the Sub-Advisers is reviewed and evaluated by a committee which includes members who are senior officers of First Allmerica, its affiliates or the Manager and an independent consultant. Combined, the committee has over 150 years of investment experience. Historical performance data for all Funds is set forth under "Financial Highlights." The Manager is responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Funds are as follows:


     Select Aggressive Growth Fund       Nicholas-Applegate Capital Management, L.P.
     Select Capital Appreciation Fund    Janus Capital Corporation
     Small-Mid Cap Value Fund            CRM Advisors, LLC*
     Select International Equity Fund    Bank of Ireland Asset Management (U.S.) Ltd.
     Select Growth Fund                  Putnam Investment Management, Inc.**
     Growth Fund                         Miller Anderson & Sherrerd, LLP
     Equity Index Fund                   Allmerica Asset Management, Inc.
     Select Growth and Income Fund       John A. Levin & Co., Inc.
     Investment Grade Income Fund        Allmerica Asset Management, Inc.
     Government Bond Fund                Allmerica Asset Management, Inc.
     Money Market Fund                   Allmerica Asset Management, Inc.


________________________________
* CRM Advisors, LLC assumed sub-adviser responsibilities from David L. Babson & Co. Inc. on January 1, 1997.
** Putnam Investment Management, Inc. assumed sub-adviser responsibilities from Provident Investment Counsel on July 1, 1996.

__________________________
Allmerica Investment Trust              10

  For a sample listing of certain of the Sub-Advisers' clients, see "Investment Management and Other Services" in the SAI. For more information on each of the Sub-Advisers, see "What Are the Investment Objectives and Policies?" and "Fund Manager Information."


  The Manager also has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for each of the Funds and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is responsible for the payment of the administrative fee to FDISG.


                WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?

  Each Fund has a separate investment objective and policies designed to meet different investment and financial needs, as described below. There is no assurance that a Fund will achieve its investment objective.

  A Fund's investment objective is fundamental and may not be changed without shareholder approval. Unless otherwise indicated, a Fund's investment policies are not fundamental and may be changed without shareholder approval.

SELECT AGGRESSIVE GROWTH FUND

Investment Objective: The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.


Sub-Adviser: Nicholas-Applegate Capital Management, L.P. ("NACM") serves as Sub-Adviser to the Select Aggressive Growth Fund. NACM is an investment manager supervising accounts with approximately $32 billion in total assets as of December 31, 1996. NACM's clients are primarily major corporate employee benefit funds, public employee retirement plans, foundations and endowment funds, investment companies and individuals. Founded in 1984, NACM is located at 600 West Broadway, Suite 2900, San Diego, California 92101.

Investment Policies: Under normal circumstances, at least 65% of the assets of the Select Aggressive Growth Fund will be invested in equity securities consisting of common stocks, securities convertible into common stocks (including bonds, notes and preferred stocks), and warrants. The Fund's assets also may be invested in other debt securities and preferred stocks when such securities are believed appropriate in light of the Fund's investment objective and market conditions.


  The selection of securities is made solely on the basis of their potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective. While investments may be made in well-known and established companies, a significant portion of the Fund's investments is expected to be in securities of newer and relatively unseasoned companies or companies which represent new or changing industries.



  At any given point, a substantial portion of the Fund's equity investments may be in securities which are not listed for trading on national securities exchanges and which, although publicly traded, may be less liquid than securities issued by larger, more seasoned companies which trade on national securities exchanges. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

  Securities of newer companies may be closely held with only a small portion of their outstanding securities owned by the general public. Newer companies may have relatively small revenue, lack depth of management, and have a small share of the market for their products or services; thus, they may be more vulnerable to changes in economic conditions, market fluctuations, and other factors affecting the profitability or marketability of companies. Due to these and other factors, the price movement of the securities held by the Fund can be expected to be more volatile

                                                      __________________________

                                       11             Allmerica Investment Trust
than is the case for the market as a whole, and the net asset value of a share of the Fund may fluctuate significantly. Consequently, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in an aggressive growth portfolio, nor should investment in the Fund be considered a balanced or complete investment program.


  When NACM determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in high-grade, fixed-income securities, U.S. Government securities, or hold assets in cash or cash equivalents. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."



  The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts ("ADRs")).

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 113%. The portfolio turnover rate was the result of the Sub-Adviser's investment approach which typically results in above-average portfolio turnover as securities are sold when the Sub-Adviser believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by the Fund and the purchase of another security can enhance return. A security may be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Portfolio turnover rates may vary greatly from year to year. A high portfolio turnover rate will likely result in greater brokerage costs to the Fund.

SELECT CAPITAL APPRECIATION FUND

Investment Objective: The Select Capital Appreciation Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

Sub-Adviser: Janus Capital Corporation ("JCC") serves as Sub-Adviser to the Select Capital Appreciation Fund. JCC has served as investment adviser to the Janus Fund since 1969 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate, charitable, and retirement accounts. Kansas City Southern Industries, Inc., a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of the outstanding stock of JCC. As of December 31, 1996, JCC had approximately $47 billion in total assets under management. JCC is located at 100 Fillmore Street, Denver, Colorado 80206-4923.


Investment Policies: The Fund invests in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. The Fund pursues its objective normally by investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1996, the MidCap Index included companies with capitalizations between approximately $500 million to $10 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or large issuers. Common stock investments are selected in industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. Such securities are selected solely for their capital growth potential; investment income is not a consideration. Medium-sized companies may suffer more significant losses as well as realize more substantial growth than larger issuers; thus, investments in such companies tend to be more volatile and somewhat speculative.

__________________________
Allmerica Investment Trust              12

  The selection criteria for domestic issuers apply equally to stocks of foreign issuers. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. The Fund may invest without limitation in foreign securities. The Fund may invest directly in foreign securities denominated in foreign currency and not publicly traded in the United States. The Fund also may purchase foreign securities through ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of receipts or shares evidencing ownership of the underlying foreign securities. In addition, the Fund may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies). Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities."


  Although the Fund normally invests primarily in common stocks, the Fund's cash position may increase when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund also may invest in preferred stocks, warrants, government securities, corporate bonds and debentures, high-grade commercial paper, certificates of deposit, other debt securities or repurchase agreements or reverse repurchase agreements when the Sub-Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on its idle cash. The Fund also may invest up to 35% of its assets in such lower-rated securities commonly known as "junk bonds." Fixed-income securities rated in the fourth highest grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") (Baa and BBB, respectively) are investment grade but are considered to have some speculative characteristics. Lower-rated securities or "junk bonds" (rated Ba/BB or lower) involve the risks discussed under "Certain Investment Strategies and Policies." When the Fund invests in such securities, investment income will increase and may constitute a large portion of the return realized by the Fund and the Fund probably will not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.


  The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

  For hedging purposes, the Fund may engage in options and futures strategies and may utilize forward contracts, interest rate swaps, and swap-related products. See "Certain Investment Strategies and Policies."

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 98%. The portfolio turnover rate for the Fund may vary from year to year.

SMALL-MID CAP VALUE FUND


Investment Objective: The Small-Mid Cap Value Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

Sub-Adviser: CRM Advisors, LLC ("CRM"), an affiliate of Cramer Rosenthal McGlynn, Inc. ("Cramer Rosenthal") serves as Sub-Adviser to the Small-Mid Cap Value Fund. Founded in 1973, Cramer Rosenthal and its affiliates currently have over $2.5 billion in assets under management and provide investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, endowments and other organizations. The Sub-Adviser provides advisory and sub-advisory services to mutual funds with approximately $100 million under

                                                      __________________________

                                       13             Allmerica Investment Trust
management. Cramer Rosenthal is wholly owned by its active investment professionals. The Sub-Adviser is located at 520 Madison Avenue, New York, New York 10022.


Investment Policies: A stock will be considered to be attractively valued and, therefore, eligible for investment in the Fund, if it is trading at a price which the Sub-Adviser believes is reasonable relative to its own past valuation history as well as compared to a large universe of stocks selected by the Sub-Adviser, based on one or more of the following comparisons:


       1.price relative to cash flow;
       2.price relative to earnings;
       3.price relative to sales; and
       4.price relative to assets as measured by book value.


  The Small-Mid Cap Value Fund generally intends to invest at least 65% of its total assets in stocks of companies with market capitalization between $200 million and $5 billion at the time of purchase and which are listed on a national or regional exchange or over-the-counter with prices quoted daily in the financial press. The Fund at times may invest temporarily in preferred stocks, bonds or other defensive issues. Normally, however, the Fund will maintain at least 80% of the portfolio in common stocks. There are no restrictions or guidelines regarding the investment of Fund assets in shares listed on an exchange or traded over-the-counter. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs).


  The Small-Mid Cap Value Fund seeks investment opportunities in companies whose stocks are trading at attractive valuations relative to the market as a whole. The most attractive of these companies often exist among those securities which have been out of favor, where Wall Street coverage is limited, and where there is a degree of misunderstanding or neglect resulting in low expectations. Value investing may reduce downside risk while offering potential for capital appreciation as a company gains favor among other investors and its stock price rises. The portfolio normally will be diversified among different industry sectors, but is not an index approach. Stocks are bought as investments and generally held for the long term, rather than as active trading vehicles.

  Small-Mid cap companies may present greater opportunities for capital appreciation, but also may involve greater risk. Smaller cap companies, when compared with larger cap companies, may be more dependent upon a single product, have limited financial resources, have fewer securities outstanding, experience greater price fluctuations, and be somewhat less liquid than securities of larger companies.


  The Fund may invest up to 15% of its assets in illiquid securities, including restricted securities (as defined in its investment restrictions). Certain restricted securities determined by the Trustees to be liquid are not subject to the 15% limitation. See "Certain Investment Strategies and Policies - Restricted Securities."

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 20%. The portfolio turnover rate for the Fund may vary from year to year.

SELECT INTERNATIONAL EQUITY FUND

Investment Objective: The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

Sub-Adviser: Bank of Ireland Asset Management (U.S.) Limited ("BIAM") serves as Sub-Adviser for the Select International Equity Fund. BIAM is an indirect, wholly-owned subsidiary of Bank of Ireland. Its main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at Two Greenwich Plaza, Greenwich, CT 06830. Bank of Ireland provides investment management services through a network of affiliated companies, including BIAM which represents North American clients. As of December 31, 1996, Bank of Ireland managed approximately $21 billion in global securities for Irish, United Kingdom, European, Australian, South African, Canadian, and U.S. clients.

__________________________
Allmerica Investment Trust              14

Investment Policies: To achieve its objective, the Select International Equity Fund will invest primarily in common stocks of established non-U.S. companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in the securities of companies domiciled in at least five foreign countries, not including the United States. The Fund may also acquire fixed-income debt securities. It will do so, at the discretion of BIAM, primarily for defensive purposes. The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

  The Fund's investments may include ADRs which may be sponsored or unsponsored by the underlying issuer. The Fund may also utilize EDRs, which are similar to ADRs, in bearer form, designed for use in the European securities market and GDRs. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities." For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities.

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 18%. The portfolio turnover rate for the Fund may vary greatly from year to year.

SELECT GROWTH FUND

Investment Objective: The Select Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

Sub-Adviser: Putnam Investment Management, Inc. ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, serves as Sub-Adviser to the Select Growth Fund. Putnam has been an investment manager since 1937. As of December 31, 1996, Putnam had assets under management of approximately $173 billion. Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting, and investment management.

Investment Policies: The Select Growth Fund seeks to attain its objective by investing in securities of companies that appear to have favorable long-term growth characteristics. Potential for long-term growth is the determinative factor in the selection of all portfolio securities. Although the Fund may invest in dividend-paying stocks, the generation of current income is not an objective of the Fund. Any income that is received is incidental to the Fund's objective of long-term growth of capital.


  When choosing securities for the portfolio, the Sub-Adviser for the Select Growth Fund focuses on companies that display strong financial characteristics and earnings growth potential whereas the Sub-Adviser for the Growth Fund emphasizes a value-oriented approach which compares individual stocks and groups of stocks to one another.

  At least 65% of the Fund's assets under normal conditions will consist of growth-oriented common stocks. The Fund may invest in common stocks of large well-known companies as well as smaller growth companies, which generally include companies with a market capitalization of $500 million or less ("smaller growth companies"). The stocks of smaller growth companies may involve a higher degree of risk than other types of securities and the price movement of such securities can be expected to be more volatile than is the case of the market on the whole. The Fund may hold stocks traded on one or more of the national exchanges as well as in the over-the-counter markets. Because opportunities for capital growth may exist not only in new and expanding areas of the economy but also in mature and cyclical industries, the Fund's portfolio investments are not limited to any particular type of company or industry. The Fund may also purchase convertible bonds and preferred stocks, warrants, and debt securities if the Fund's Sub-Adviser believes they would help achieve the Fund's objective of long-term growth.

  The Fund may invest up to 35% of its assets in both higher-rated and lower-rated fixed-income securities in seeking its objective of long-term growth of capital. The dollar average weighted maturity of the Fund's fixed-income

                                                      __________________________
                                       15             Allmerica Investment Trust
securities will vary depending on, among other things, current market conditions. The Fund may invest up to 15% of its assets in lower-rated securities, commonly known as "junk bonds," which involve risks discussed under "Certain Investment Strategies and Policies." For more information concerning the rating categories of corporate debt securities, see the Appendix to the Prospectus.

  When the Sub-Adviser determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income securities; U.S. Government securities; or hold assets in cash or cash equivalents. To the extent the Fund is so invested it is not achieving its objective to the same degree as under normal conditions. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."


  The Select Growth Fund's objective of seeking long-term growth of capital means that its assets generally will be subject to greater risk than may be involved in investing in securities that are not selected for growth potential. The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 159%. The Fund experienced such a rate of turnover due to a new sub-adviser assuming responsibility for the Fund on July 1, 1996 and subsequently repositioning the portfolio. The portfolio turnover rate for the Fund may vary greatly from year to year.

GROWTH FUND

Investment Objective: The Growth Fund seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current income, if any, is incidental to this objective.


Sub-Adviser: Miller Anderson & Sherrerd, LLP ("MAS") serves as Sub-Adviser for the Growth Fund. MAS, which is wholly owned by Morgan Stanley Asset Management Holdings, Inc., is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. Morgan Stanley Group, Inc., an indirect parent of MAS, and Dean Witter, Discover & Co. have announced a merger agreement which is expected to be consummated in mid-1997 and is subject to certain closing conditions. MAS provides investment counseling services to employee benefit plans, endowment funds, foundations, and other institutional investors and had over $41 billion in assets under management as of December 31, 1996. MAS is the adviser of the MAS Funds, a registered investment company offering investment alternatives to institutional clients with a minimum initial investment of $1 million. MAS also manages certain assets for First Allmerica and its affiliates.


Investment Policies: The Growth Fund is not limited to investments in any particular type of company and may invest in any company which, in the opinion of management, is likely to further its investment objective. The Growth Fund will pursue its investment objective by maintaining a flexible position regarding the type of companies, as well as the types of securities, in which it will invest. Investments may include, but are not limited to, developing or well-established companies, whether small or large. It is anticipated that there will be a mix of assets in the Growth Fund. For example, portions of the Growth Fund may be invested in equity securities of good quality or in well-established companies considered to represent good value, based on factors including historical investment standards (such as price/book value ratios and price/earnings ratios) or in smaller emerging growth companies which are in the development stage and are expected to achieve above-average earnings growth because of special factors (such as changes in the economy, the relative attractiveness of the various securities markets, or changes in consumer demand).

  The Growth Fund proposes to keep its assets fully invested, but may maintain reasonable amounts in cash or in high-grade, short-term debt securities to meet current expenses and anticipated redemptions, and during temporary periods pending investment in accordance with its policies. The term "high-grade, short-term debt securities" means Items (a), (b), and (c) of money market instruments under the Investment Grade Income Fund's Investment Policies.

__________________________
Allmerica Investment Trust              16

  The Growth Fund normally will invest substantially all of its assets in equity-type securities, including common stocks, warrants (which are options to purchase common stock at specified prices during a specified time period with the investment risk that the market value of the underlying common stock may not be high enough in relation to the warrant exercise price to justify purchase pursuant to the terms of the warrant), preferred stocks and debt securities convertible into or carrying rights to purchase common stock or to participate in earnings, and real estate securities to the extent permitted by paragraph four under "Investment Restrictions" in the SAI. In periods considered by management to warrant a more defensive position, the Growth Fund may place a larger proportion of its portfolio in high-grade preferred stocks, bonds, or other fixed-income securities, including U.S. Government securities, whether or not convertible into stock or with rights attached, or retain cash. The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."


  The Growth Fund may invest in both listed and unlisted securities. The Growth Fund also may invest in foreign as well as domestic securities. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs). The Growth Fund will not concentrate its foreign investments in any particular foreign country, or limit its investments to issuers listed on particular exchanges or traded in particular money market centers. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies." The Sub-Adviser will consider these and other factors before investing and will not cause the Growth Fund to invest in foreign securities unless, in its opinion, such investments will meet the standards and objectives of the Growth Fund.


  The investment objective and policies in the first, third, and fourth paragraphs of this section on the Growth Fund are fundamental and may not be changed without shareholder approval.

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 72%. The portfolio turnover rate for the Fund may vary greatly from year to year.

EQUITY INDEX FUND

Investment Objective: The Equity Index Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States.

Sub-Adviser: Allmerica Asset Management, Inc. ("AAM") serves as Sub-Adviser to the Equity Index Fund as well as the Investment Grade Income Fund, Government Bond Fund, and Money Market Fund, other series of the Trust. AAM, an indirect, wholly-owned subsidiary of AFC, was incorporated in 1993 and is located at 440 Lincoln Street, Worcester, Massachusetts 01653. As of December 31, 1996, AAM had approximately $11 billion in assets under management. AAM serves as investment adviser to First Allmerica's General Account and to a number of affiliated insurance companies and other affiliated accounts, and as Adviser to Allmerica Securities Trust, a diversified, closed-end management investment company.

Investment Policies: The Equity Index Fund will seek to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). The Fund uses the S&P 500 as the performance standard because it represents over 70 percent of the total market value of all publicly-traded common stocks in the U.S., is well-known to investors, and, in the opinion of the Sub-Adviser, is representative of the performance of common stocks publicly-traded in the U.S. Many, but not all, of the stocks in the S&P 500 are issued by companies that are among the 500 largest as measured by the aggregate market value of their outstanding stock (market price per share multiplied by number of shares outstanding). Inclusion of a stock in the S&P 500 does not imply that S&P has endorsed it as an investment. With respect to investing in common stocks, there can be no assurance of capital appreciation and there is a substantial risk of market decline.

  The method used to select investments for the Fund involves investing in common stocks in approximately the order of their weightings in the S&P 500 Index. In addition, the Fund purchases stocks with smaller weightings in order to represent other sectors of the S&P 500 for diversification purposes.

                                                      __________________________
                                        17            Allmerica Investment Trust

  The Equity Index Fund will invest only in those stocks, and in such amounts, as its Sub-Adviser determines to be necessary or appropriate for the Fund to approximate the performance of the S&P 500. Under normal circumstances, it is expected that the Fund will hold between 300 and 500 different stocks included in the S&P 500. The Fund may compensate for the omission of a stock that is included in the S&P 500, or for purchasing stocks in other than the same proportions that they are represented in the S&P 500, by purchasing stocks that are believed to have characteristics that correspond to those of the omitted stocks. The Fund may invest in short-term debt securities to maintain liquidity or pending investment in stocks. The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." The Fund also may invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  Because of its policy of tracking the S&P 500, the Equity Index Fund is not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon investment analysis of economic, financial, and market factors. Consequently, the projected adverse financial performance of a company normally would not result in the sale of the company's stock and projected superior financial performance by a company normally would not lead to an increase in the holdings of the company. From time to time, the Sub-Adviser may make adjustments in the portfolio because of cash flows, mergers, changes in the composition of the S&P 500, and other similar reasons. Portfolio turnover is expected to be lower than that of most investment funds investing in common stock. For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 12%.

  The Equity Index Fund's ability to duplicate the performance of the S&P 500 will be influenced by the size and timing of cash flows into or out of the Fund, the liquidity of the securities included in the S&P 500, transaction and operating expenses, and other factors. In addition, the Fund will incur expenses (including advisory and administrative fees) that are not reflected in the performance results of the S&P 500. These factors, among others, may result in "tracking error," which is a measure of the degree to which the Fund's results differ from the results of the S&P 500. Due to such factors, the return of the Fund may be lower than the return of the S&P 500.


  Tracking error is measured by the difference between total return for the S&P 500 with dividends reinvested and total return for the Fund with dividends reinvested after deductions of transaction and operating expenses. For the 12 months ended December 31, 1996, the S&P 500 gained 22.96% versus a gain of 22.83% for the Equity Index Fund producing a tracking error of 0.13% before advisory and administrative fees. Tracking error is monitored by the Sub-Adviser on a regular basis. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. If the tracking error deviation exceeds industry standards for the Fund's asset size, the Sub-Adviser will bring the deviation to the attention of the Trustees.

  While the Board of Trustees of the Trust has selected the S&P 500 as the index the Fund will attempt to replicate, the Trustees reserve the right to select another index at any time without seeking shareholder approval if they believe that the S&P 500 no longer represents a broad spectrum of common stocks that are publicly traded in the United States or if there are legal, economic or other factors limiting the use of any particular index. If the Trustees change the index which the Equity Index Fund attempts to replicate, the Equity Index Fund may incur significant transaction costs in switching from one index to another.

  S&P is not in any way affiliated with the Equity Index Fund or the Trust. "Standard & Poor's," "Standard & Poor's 500," and "500" are trademarks of S&P.

SELECT GROWTH AND INCOME FUND

Investment Objective: The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

__________________________
Allmerica Investment Trust              18

Sub-Adviser: John A. Levin & Co., Inc. ("JAL"), One Rockefeller Plaza, 25th Floor, New York, New York 10020, serves as Sub-Adviser to the Select Growth and Income Fund. JAL was founded as a Delaware corporation in 1982 and is wholly owned by Baker, Fentress & Company, a non-diversified closed-end management investment company registered under the 1940 Act. JAL had approximately $6.5 billion in assets under management as of December 31, 1996. JAL's clients include U.S. and foreign individuals and their related trust and charitable organizations, pooled funds for individuals and university endowments, and pension and profit sharing funds.

Investment Policies: To achieve its objective of long-term growth of capital and current income, the Select Growth and Income Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. It may invest in a wide range of equity securities, consisting of both dividend-paying and non-dividend-paying common stocks, preferred stocks, securities convertible into common and preferred stocks, and warrants. These may include securities of large well-known companies as well as smaller growth companies. The securities of smaller growth companies involve certain risks as described above under the "Select Growth Fund." The Fund may hold securities traded on one or more of the national exchanges as well as in the over-the-counter markets. The Fund's portfolio investments are not limited to any particular type of company or industry. The Fund may purchase individual stocks not presently paying dividends which offer opportunities for capital growth or future income provided that the Sub-Adviser believes the overall portfolio is appropriately positioned to achieve its income objective. To achieve current income, the Fund may invest up to 35% of its assets in both higher-rated and lower-rated fixed-income securities, including not more than 15% in lower-rated securities, commonly known as "junk bonds." In certain circumstances, fixed-income securities may be purchased by the Fund for long-term growth potential. (However, the Fund expects to have substantially less than 35% of its assets invested in fixed-income securities in most circumstances.) Lower-rated, fixed-income securities involve risks discussed under "Certain Investment Strategies and Policies." For more information concerning the rating categories of corporate debt securities, see the Appendix to the Prospectus. The dollar average weighted maturity of the Fund's fixed-income securities will vary depending on, among other things, current market conditions. Purchases and sales of portfolio securities are made at such times and in such amounts as deemed advisable in light of market, economic and other conditions.

  The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  When the Sub-Adviser determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income; U.S. Government securities; or hold assets in cash or cash equivalents. To the extent the Fund is so invested, it is not achieving its objective to the same degree as under normal conditions. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." There can be no assurance of growth of capital, of course, and because the Fund invests a substantial portion of its assets in common stocks and other securities which fluctuate in value, there is substantial risk of market decline. The Fund's Sub-Adviser seeks to minimize this risk through detailed analyses of financial markets and issuers of equity securities and through investment in a diversified portfolio of such securities.


  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 78%. The portfolio turnover rate for the Fund may vary greatly from year to year.

INVESTMENT GRADE INCOME FUND

Investment Objective: The Investment Grade Income Fund seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.

Sub-Adviser: AAM serves as Sub-Adviser to the Investment Grade Income Fund. See "Equity Index Fund" for more information about AAM.

                                                      __________________________
                                      19              Allmerica Investment Trust

Investment Policies: The Fund will invest its assets in the following money market instruments and debt securities.

Money Market Instruments:

     (a) Obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities;


     (b) Commercial paper rated Prime-1 by Moody's; or A-1 by S&P; or unrated, but determined by the Sub-Adviser to be of comparable quality;

     (c) Bankers acceptances or negotiable certificates of deposit issued by the 25 largest U.S. banks (in terms of deposits); and

     (d) Cash and cash equivalents.

Debt Securities:

    (a) Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;


    (b) Debt securities which are rated Aaa, Aa, A, or Baa by Moody's; AAA, AA, A, or BBB by S&P; or unrated but determined by the Sub-Adviser to be of comparable quality;

    (c) Obligations (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

  The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

  The debt securities in which the Fund may invest are considered "investment grade" in that they generally are suitable for purchase by prudent investors. However, the lowest category of investment grade securities (rated Baa by Moody's or BBB by S&P) may have speculative characteristics, such that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case of debt securities with higher ratings. The portfolio of the Fund is managed actively by AAM, as Sub-Adviser, in order to anticipate events leading to price or ratings changes. If the rating of a security falls below investment grade, or an unrated security is deemed to have fallen below investment grade, AAM analyzes relevant economic and market data in making a determination of whether to retain or dispose of the investment. The performance of the securities in the portfolio is monitored continuously, and they are purchased and sold as conditions warrant and permit.

  The Fund may not invest in foreign securities other than obligations issued by the Government of Canada and political sub-divisions thereof.

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 108%. The portfolio turnover rate exceeded 100% due to mortgage rolls. The portfolio turnover rate for the Fund may vary greatly from year to year. A high portfolio turnover rate may result in greater brokerage costs to the Fund.

  See the Appendix to the Prospectus for an explanation of the ratings of Moody's and S&P.

GOVERNMENT BOND FUND

Investment Objective: The Government Bond Fund seeks high income, preservation of capital, and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") and in related options, futures, and repurchase agreements. Under normal conditions, at least 80% of the Fund's assets will be invested in U.S. Government securities.

__________________________
Allmerica Investment Trust              20

Sub-Adviser: AAM serves as Sub-Adviser to the Government Bond Fund. See "Equity Index Fund" for more information about AAM.

Investment Policies: Some U.S. Government securities, such as Treasury bills, notes, and bonds, which differ only in their interest rates, maturities, and times of issuance, are supported by the full faith and credit of the United States. Other U.S. Government securities are supported by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality, or
(iii) only the credit of the instrumentality itself. No assurances can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. The Fund may invest in mortgage-backed government securities, including pass-through securities and participation certificates of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and the Federal National Mortgage Association ("Fannie Mae").

  The Government Bond Fund may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. The Fund also may invest in separately-traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program. The Fund may enter into repurchase agreements and, from time to time, may have temporary investments in short-term debt obligations (including certificates of deposit, bankers acceptances, and commercial paper) pending the making of other investments or for liquidity purposes.

  The Government Bond Fund may engage in several active management strategies, including the lending of portfolio securities, forward commitment purchases of securities, writing covered call and covered put options on U.S. Government securities, purchasing such call and put options, and entering into closing purchase and sale transactions. The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

  U.S. Government securities may be purchased or sold without regard to the length of time they have been held to attempt to take advantage of short-term differentials in yields, with the objective of seeking income while conserving capital. While short-term trading increases portfolio turnover, the Government Bond Fund incurs little or no brokerage costs for U.S. Government securities. For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 112%.

MONEY MARKET FUND

Investment Objective: The Money Market Fund seeks to obtain maximum current income consistent with preservation of capital and liquidity.

Sub-Adviser: AAM serves as Sub-Adviser to the Money Market Fund. See "Equity Index Fund" for more information about AAM.

Investment Policies: The Fund seeks to achieve its objective by investing in the following high quality money market instruments:

     (a) Obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities;

     (b) Commercial paper which meets the ratings requirements as set forth in the paragraph below;

     (c) Obligations of banks or savings and loan associations (such as bankers acceptances and certificates of deposit, including dollar-denominated obligations of foreign branches of U.S. banks ("Eurodollars") and U.S. branches of foreign banks if such U.S. branches are subject to state banking requirements and Federal Reserve reporting requirements) which at the date of the investment have deposits of at least $1 billion as of their most recently published financial statements;

                                                      __________________________
                                        21            Allmerica Investment Trust

     (d) Repurchase agreements with respect to obligations described under (a) above (such obligations subject to repurchase agreement may bear maturities of more than one year). For more information concerning repurchase agreements, see "Certain Investment Strategies and Policies"); and

     (e) Cash and cash equivalents.


  The Money Market Fund will not purchase any security unless (i) the security has received the highest or second highest quality rating by at least two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one has rated the security, or (ii) the security is unrated and in the opinion of AAM, as Sub-Adviser, in accordance with guidelines adopted by the Trustees, is of a quality comparable to one of the two highest ratings of an NRSRO. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, but the Trustees will evaluate whether the security continues to present minimal credit risks. See the Appendix for an explanation of NRSRO ratings.

  The Fund will limit its portfolio investments to securities with a remaining maturity of 397 days or less as of the time of purchase, in accordance with the Trustees' guidelines. The portfolio will be managed so as to maintain a dollar-weighted maturity of 90 days or less. In order to maximize the yield on its assets, the Fund intends to be as fully invested at all times as is reasonably practicable. There is always the risk that the issuer of an instrument may be unable to make payment upon maturity.


                          MANAGEMENT FEES AND EXPENSES

  Under its Management Agreement with the Trust, the Manager is obligated to perform certain administrative and management services for the Trust; furnishes to the Trust all necessary office space, facilities, and equipment; and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager. Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by the Trust, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"); other fees payable to the Securities and Exchange Commission; independent accountant, legal, and custodian fees; association membership dues; taxes; interest; insurance premiums; brokerage commissions; fees and expenses of the Trustees who are not affiliated with the Manager; expenses for proxies, prospectuses, and reports to shareholders; Fund recordkeeping expenses; and other expenses.

  For the services to the Funds, the Manager receives fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below.


                   SELECT        SELECT CAPITAL     SMALL-MID CAP       SELECT
                 AGGRESSIVE        APPRECIATION         VALUE       INTERNATIONAL     SELECT GROWTH       GROWTH
                 GROWTH FUND          FUND              FUND          EQUITY FUND         FUND             FUND
                 -----------     --------------     -------------   -------------     -------------       ------
Manager Fee         1.00%             1.00%              (1)            1.00%             0.85%            (2)



                   EQUITY     SELECT GROWTH     INVESTMENT       GOVERNMENT       MONEY
                    INDEX      AND INCOME       GRADE INCOME       BOND           MARKET
                    FUND         FUND              FUND            FUND           FUND
                   ------     -------------     ------------     ----------      ------
Manager Fee         (2)           0.75%             (2)            0.50%             (2)

--------------------------


___________________________
Allmerica Investment Trust              22

(1) The Manager's fee for the Small-Mid Cap Value Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:

         ASSETS                                   FEE RATE
         ------                                   --------
         First $100 Million ....................   1.00%
         Next $150 Million .....................   0.85%
         Next $250 Million .....................   0.80%
         Next $250 Million .....................   0.75%
         Over $750 Million .....................   0.70%


  The Manager voluntarily has agreed to limit its fees to an annual rate of 0.90% of average daily net assets until further notice.

(2) The Manager's fees for the Growth Fund, Equity Index Fund, Investment Grade Income Fund, and Money Market Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:

                                                               EQUITY       INVESTMENT        MONEY
                                                  GROWTH        INDEX      GRADE INCOME       MARKET
         ASSETS                                    FUND         FUND           FUND            FUND
         ------                                  -------       -------     ------------      -------
         First $50 Million..................     0.60%         0.35%          0.50%          0.35%
         Next $200 Million..................     0.50%         0.30%          0.35%          0.25%
         Over $250 Million..................     0.35%         0.25%          0.25%          0.20%

  The Manager is responsible for the payment of all fees to the Sub-Advisers. The Manager pays each Sub-Adviser fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below. In certain Funds, Sub-Adviser fees vary according to the level of assets in such Funds, which will reduce the fees paid by the Manager as Fund assets grow but will not reduce the operating expenses of such Funds.


                                      SELECT CAPITAL      SMALL-MID CAP     SELECT
                 SELECT AGGRESSIVE     APPRECIATION          VALUE       INTERNATIONAL    SELECT GROWTH    GROWTH
                    GROWTH FUND           FUND               FUND         EQUITY FUND         FUND          FUND
                 -----------------    --------------      -------------  -------------    -------------   --------
Sub-Adviser Fee         0.60%              (3)                (4)               (5)            (6)            (7)



                   EQUITY         SELECT GROWTH       INVESTMENT        GOVERNMENT        MONEY
                    INDEX          AND INCOME        GRADE INCOME          BOND           MARKET
                    FUND              FUND              FUND               FUND            FUND
                   ------         -------------      ------------       ----------        ------
Sub-Adviser Fee     0.10%              (8)              0.20%              0.20%           0.10%


----------------------
 (3) For its services, JCC will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Capital Appreciation Fund, under the following schedule:


         ASSETS                                    RATE
         ------                                    -----
         First $100 Million ....................   0.60%
         Over $100 Million .....................   0.55%


                                      23            Allmerica Investment Trust

(4) For its services, CRM will receive a fee computed daily at an annual rate based on the average daily net assets of the Small-Mid Cap Value Fund, under the following schedule:

         ASSETS                                    RATE
         ------                                    -----
         First $100 Million ...................    0.60%
         Next $150 Million ....................    0.50%
         Next $250 Million ....................    0.40%
         Next $250 Million ....................    0.375%
         Over $750 Million ....................    0.35%


(5) For its services, BIAM will receive a fee computed daily at an annual rate based on the average daily net assets of the Select International Equity Fund, under the following schedule:

         ASSETS                                    RATE
         ------                                    -----
         First $50 Million ....................    0.45%
         Next $50 Million .....................    0.40%
         Over $100 Million ....................    0.30%


 (6) For its services, Putnam will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth Fund, under the following schedule:

         ASSETS                                    RATE
         ------                                    -----
         First $50 Million ....................    0.50%
         Next $100 Million ....................    0.45%
         Next $100 Million ....................    0.35%
         Next $100 Million ....................    0.30%
         Over $350 Million ....................    0.25%

(7) For its services, MAS will receive a fee based on the aggregate assets of the Growth Fund and certain other accounts of the Manager and its affiliates which are managed by MAS, under the following schedule:

         ASSETS                                    RATE
         ------                                    -----
         First $50 Million ......................  0.50%
         $50 Million to $100 Million ............  0.375%
         $100 Million to $500 Million ...........  0.25%
         $500 Million to $850 Million ...........  0.20%
         Over $850 Million ......................  0.15%

(8) For its services, JAL will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth and Income Fund, under the following schedule:

         ASSETS                                    RATE
         ------                                    -----
         First $100 Million ....................   0.40%
         Next $200 Million .....................   0.25%
         Over $300 Million .....................   0.30%

__________________________
Allmerica Investment Trust              24

  For the fiscal year ended December 31, 1996, each Fund paid the Manager gross fees before reimbursement at a rate based on the Fund's average daily net assets, under the following schedule:

         FUND                                                    RATE
         ----                                                    ----
         Select Aggressive Growth Fund.........................  1.00%
         Select Capital Appreciation Fund......................  1.00%
         Small-Mid Cap Value Fund..............................  0.85%
         Select International Equity Fund......................  1.00%
         Select Growth Fund....................................  0.85%
         Growth Fund...........................................  0.44%
         Equity Index Fund.....................................  0.32%
         Select Growth and Income Fund.........................  0.75%
         Investment Grade Income Fund..........................  0.40%
         Government Bond Fund..................................  0.50%
         Money Market Fund.....................................  0.28%

  The following table shows voluntary expense limitations which the Manager has declared for each Fund and the operating expenses incurred for the fiscal year ended December 31, 1996 for each Fund:

                                              PERCENTAGE OF AVERAGE DAILY ASSETS
                                             ------------------------------------
                                             VOLUNTARY EXPENSE          OPERATING
         FUND                                  LIMITATIONS              EXPENSES+
         ----                                -----------------          ---------
         Select Aggressive Growth Fund...........  1.35%                  1.08%
         Select Capital Appreciation Fund........  1.35%                  1.13%
         Small-Mid Cap Value Fund................  1.25%                  0.95%
         Select International Equity Fund........  1.50%                  1.20%
         Select Growth Fund......................  1.20%                  0.92%
         Growth Fund.............................  1.20%                  0.48%
         Equity Index Fund.......................  0.60%                  0.46%
         Select Growth and Income Fund...........  1.10%                  0.80%
         Investment Grade Income Fund............  1.00%                  0.52%
         Government Bond Fund....................  1.00%                  0.66%
         Money Market Fund.......................  0.60%                  0.34%

__________________________________________

  +Including reductions such as directed brokerage credits. See "Brokerage
   Allocation - Directed Brokerage Program" in the SAI.

  The Manager will voluntarily reimburse its fees and any expenses above the expense limitations. The expense limitations are voluntary and may be removed at any time after a Fund's first fiscal year of operations without prior notice to existing shareholders. The Manager reserves the right to recover from a Fund any fees, within a current fiscal year period, which were reimbursed in that same year to the extent that total annual expenses did not exceed the applicable expense limitation. Non-recurring and extraordinary expenses generally are excluded in the determination of expense ratios of the Funds for purposes of determining any required expense reimbursement. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.

                            FUND MANAGER INFORMATION

  The following individuals are primarily responsible for the day-to-day management of the particular Funds as indicated below:

  The following individuals have served as members of a committee of fund managers for the SELECT AGGRESSIVE

                                                     __________________________
                                      25             Allmerica Investment Trust

GROWTH FUND since March 1994, with the exception of Mr. Nicholas who has served as a fund manager since the Fund's inception in August 1992:


  Arthur E. Nicholas, Partner and Chief Investment Officer at NACM, is the co-founder of NACM. Prior to NACM, Mr. Nicholas was Managing Director and Chief Investment Officer of Pacific Century Advisers. He was also associated with Security Pacific Bank for over two years and with San Diego Trust & Savings Bank for ten years.


  Lawrence S. Speidell is a Partner and Director of Global/Systematic Portfolio Management and Research at NACM. Prior to joining NACM in 1994, Mr. Speidell spent ten years with Batterymarch Financial Management. He was also Senior Vice President and Portfolio Manager at Putnam Management Company from 1971 to 1983.

  John J. Kane, Senior Portfolio Manager, U.S. Systematic at NACM, has twenty-eight years of economic/investment experience. Prior to joining NACM in 1994, Mr. Kane was employed by ARCO Investment Management Company and General Electric Company.


  Mark W. Stuckelman, Portfolio Manager, U.S. Systematic, joined NACM in 1995. Prior to joining NACM, he was employed for five years with Wells Fargo Bank's Investment Management Group, Fidelity Management Trust Co., and BARRA, Inc..


  The following individual has served as fund manager for the SELECT CAPITAL APPRECIATION FUND since the Fund's inception in April 1995:

  James P. Goff joined JCC in 1988. He has managed the Janus Enterprise Fund since 1992 and co-managed the Janus Venture Fund from December 1993 to January 1997. Mr. Goff is a Chartered Financial Analyst.

   The following individuals have served as fund managers for the SMALL-MID CAP VALUE FUND SINCE January 1, 1997:


  Ronald H. McGlynn, Chief Executive Officer and President of Cramer Rosenthal, has been with Cramer Rosenthal since 1973 and CRM since its founding in 1995. He has 29 years of investment experience and serves as Co-Chief Investment Officer and Portfolio Manager.


  Jay B. Abramson, who is an Executive Vice President, Director of Research, and Co-Chief Investment Officer, has been with Cramer Rosenthal since 1985 and CRM since its founding in 1995 and has overall responsibility for investment research.

  The following portfolio managers are involved in the investment process utilized for the SELECT INTERNATIONAL EQUITY FUND:


  Christopher Reilly, Chief Investment Officer, joined Bank of Ireland in 1980 and has had overall responsibility for asset management since 1985. Previously, he worked in the United Kingdom in stockbrokering and investment management.


  Denis Donovan, Director-Portfolio Management, received an MBA from University College Dublin. Prior to joining Bank of Ireland in 1985, he spent more than thirteen years in the money market and foreign exchange operations of the Central Bank of Ireland, the Irish equivalent of the U.S. Federal Reserve. He has overall responsibility for the portfolio management function for all of BIAM's client base.

  John O'Callaghan is a graduate of Trinity College, Dublin and is a Chartered Financial Analyst. He joined Bank of Ireland in 1987.

__________________________
Allmerica Investment Trust              26

  Peter Wood joined Bank of Ireland in 1985 after spending five years with another leading investment management firm. He is responsible for portfolio construction.


  The following individuals have served as members of a committee of fund managers for the SELECT GROWTH FUND since July 1, 1996:

  Carol C. McMullen, Managing Director, has been an investment professional with Putnam since 1995. Prior to 1995, Ms. McMullen was Senior Vice President of Baring Asset Management.

  Beth Cotner, Senior Vice President, has been with Putnam since 1995. Prior to 1995, Ms. Cotner was Executive Vice President at Kemper Financial Services.

  Manual Weiss, Senior Vice President, has been an investment professional with Putnam since 1987.

   The following individuals serve as members of a committee of fund managers for the GROWTH FUND:

  Gary G. Schlarbaum, Equity Portfolio Manager, joined MAS in 1987 and has served on the committee since 1993. Prior to 1987, Mr. Schlarbaum was employed by First Chicago Investment Advisors from 1984 to 1987. Prior to First Chicago, Mr. Schlarbaum held teaching positions at Purdue University and the University of Pennsylvania.

  Arden C. Armstrong, Partner at MAS, joined the firm in 1985. Prior to joining MAS, Mr. Armstrong was employed by Evans Economics, Inc. He is a Chartered Financial Analyst.

  Nicholas Kovich, Equity Portfolio Manager, joined MAS in 1988 and has served on the committee since the Fund's inception in April 1988. Prior to MAS, Mr. Kovich was employed by Waddell & Reed Asset Management Company from 1982 to 1988 as an Investment Research Analyst and as Assistant Vice President and Portfolio Manager.


  Robert J. Marcin is a partner at MAS. Prior to joining MAS in 1988, Mr. Marcin was an Account Executive at Smith Barney Harris Upham and Company, Inc. He is also a Chartered Financial Analyst.


  Kurt A. Feuerman, Managing Director, joined MAS in 1994. Prior to joining MAS, Mr. Feuerman was a Managing Director at Morgan Stanley Asset Management. Mr. Feuerman was also employed by Morgan Stanley & Company from 1990 to 1992.


  James J. Jolinger, Equity Portfolio Manager, joined MAS in 1994 and has served on the committee since 1997. Prior to 1994, Mr. Jolinger was employed by Oppenheimer Capital as an Equity Analyst from 1987 to 1994.




  The following individuals have served as members of a committee of fund managers for the SELECT GROWTH AND INCOME FUND since September 1994:

  John A. Levin, President, has been with JAL since 1982 and has thirty-two years of investment experience.

  Melody L. Prenner Sarnell, Executive Vice President, has been with JAL since 1984. Prior to joining JAL, Ms. Sarnell was employed by John M. Blewer, Inc.

                                                      __________________________
                                       27             Allmerica Investment Trust

  Jeffrey A. Kigner, Executive Vice President, has been with JAL since 1984. Prior to 1984, Mr. Kigner was employed by Cralin & Co.

   The following individual has served as fund manager for the INVESTMENT GRADE BOND FUND since May 1994:

  Lisa M. Coleman, Vice President of AAM, was a Deputy Manager/Portfolio Manager in the global fixed income area for Brown Brothers Harriman & Company in New York prior to joining AAM in May 1994.

   The following individual has served as fund manager for the GOVERNMENT BOND Fund since May 1995:

  Richard J. Litchfield, Assistant Vice President of AAM, was a mortgage-backed securities analyst and trader at Keystone Investments, Inc. prior to joining AAM in May 1995.

  The following individual has served as fund manager for the EQUITY INDEX FUND and MONEY MARKET FUND since March 1995:

   John C. Donohue, Assistant Vice President of AAM, was a portfolio manager at CS First Boston Investment Management prior to joining AAM in 1995.

                            HOW ARE SHARES VALUED?

  The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open for trading.

  Equity securities are valued on the basis of their market value if market quotations are readily available. In other cases, they are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be performed by persons acting pursuant to the direction of the Trustees. Debt securities (other than short-term obligations) normally are valued on the basis of valuations formulated by a pricing service which utilizes data processing methods to determine valuations for normal, institutional-size trading units of such securities. Such methods include the use of market transactions for comparable securities and various relationships between securities which generally are recognized by institutional traders. All securities of the Money Market Fund are valued at amortized cost. Debt obligations in the other Funds having a remaining maturity of 60 days or less are valued at amortized cost when it is determined that amortized cost approximates fair value. Short-term obligations of the other Funds having a remaining maturity of more than 60 days are marked to market based upon readily available market quotations for such obligations or similar securities.

  Unlike the Money Market Fund which attempts to maintain a stable net asset value, the net asset value of the other Funds will fluctuate.

                    TAXES AND DISTRIBUTIONS TO SHAREHOLDERS


  It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies so that the Trust will not be subject to federal income tax on any net income and any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Dividends out of net investment income will be declared and paid quarterly in the case of the Growth Fund, Equity Index Fund, Select Growth and Income Fund, Select Income Fund, Investment Grade Income Fund, and Government Bond Fund; annually in the case of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Small-Mid Cap Value Fund, Select International Equity Fund, and Select Growth Fund; and daily in the case of the Money Market Fund. Distributions of net capital gains for the year, if any, are made annually. All dividends and capital gain distributions are applied to purchase additional Fund shares at net asset value as of the payment date. Fund shares are held by the Separate Accounts and any distributions are reinvested automatically by the Separate Accounts. Tax consequences to


__________________________
Allmerica Investment Trust             28
investors in the Separate Accounts which are invested in the Trust are described in the prospectuses for such Accounts.

                         SALE AND REDEMPTION OF SHARES

  Shares of the Funds are sold in a continuous offering and currently may be purchased only by Separate Accounts of First Allmerica or its subsidiaries. The Separate Accounts are the funding mechanisms for variable annuity contracts. The Separate Accounts invest in shares of one or more of the Funds. Shares of each Fund are sold at their net asset value as next computed after receipt of the purchase order without the addition of any selling commission or "sales load." The Distributor, Allmerica Investments, Inc., at its expense, may provide promotional incentives to dealers that sell variable annuity contracts for which the Funds serve as investment vehicles.


  Shares of the Trust are also currently being issued under separate prospectuses to Separate Accounts of Allmerica Financial Life, First Allmerica, and subsidiaries of First Allmerica which issue variable or group annuity policies or variable premium life insurance policies ("mixed funding"). Although neither Allmerica Financial Life nor the Trust currently foresees any disadvantage, it is conceivable that in the future such mixed funding may be disadvantageous for variable or group annuity policyowners or variable premium life insurance policyowners ("Policyowners"). The Trustees of the Trust intend to monitor events in order to identify any conflicts that may arise between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable annuity and variable premium life separate accounts, Allmerica Financial Life would pay the attendant expenses.

  The Trust redeems shares of each Fund at its net asset value as next computed after receipt of the request for redemption. The redemption price may be more or less than the shareholder's cost. No fee is charged by the Trust on redemption. The variable contracts funded through the Separate Accounts are sold subject to certain fees and charges which may include sales and redemption charges as described in the Prospectuses for such Separate Accounts.

  Redemption payments will be paid within seven days after receipt of the written request therefor by the Trust, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                        HOW IS PERFORMANCE DETERMINED?

  A Fund's performance may be quoted in advertising. A Fund's performance may be compared with the performance of other investments or relevant indices. All performance information is based on historical results and is not intended to indicate future performance.

  For Funds other than the Money Market Fund, "yield" is calculated by dividing a Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. For the Money Market Fund, "yield" represents an annualization of the change in value of an investment (excluding any capital changes) in the Fund for a specific seven-day period; "effective yield" compounds that yield for a year and is, for that reason, greater than the Fund's yield.

  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming all dividends and capital gain distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical, annually-compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's return, they are not the same as actual year-by-year results.

                                                      __________________________
                                       29             Allmerica Investment Trust

  YIELDS AND TOTAL RETURNS QUOTED FOR THE FUNDS INCLUDE THE EFFECT OF DEDUCTING THE FUNDS' EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO A PARTICULAR INSURANCE PRODUCT. SINCE SHARES OF THE FUNDS CAN BE PURCHASED ONLY THROUGH A VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE CONTRACT, YOU SHOULD REVIEW CAREFULLY THE PROSPECTUS FOR THE SEPARATE ACCOUNTS FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. INCLUDING THESE CHARGES IN THE QUOTATIONS OF THE FUNDS' YIELDS AND TOTAL RETURNS WOULD HAVE THE EFFECT OF DECREASING PERFORMANCE. PERFORMANCE INFORMATION FOR THE FUNDS MUST ALWAYS BE ACCOMPANIED BY, AND BE REVIEWED WITH, PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNTS WHICH INVEST IN THE FUNDS.


                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreementand Declaration of Trust dated October 11, 1984 (the "Trust Declaration"). A copy of the Trust Declaration is on file with the Secretary of the Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest which may be divided into an unlimited number of series of such shares, and which are divided presently into twelve series of shares, one series underlying each Fund. The Trust's shares are entitled to one vote per share (with proportional voting for fractional shares). The rights accompanying Fund shares are vested legally in the Separate Accounts. As a matter of policy, however, holders of variable premium life insurance or variable annuity contracts funded through the Separate Accounts have the right to instruct the Separate Accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants in the Separate Accounts are set forth more fully in the prospectuses or offering circular relating to those Accounts. See "Organization of the Trust" in the SAI for the definition of a "majority vote" of shareholders.

  The Trust is not required to hold annual meetings of shareholders. The Trustees or shareholders holding at least 10% of the outstanding shares may call special meetings of shareholders.

FUND RECORDKEEPING AGENT

  FDISG, a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share and maintains general accounting records for each Fund. FDISG is entitled to receive an annual Fund recordkeeping fee based on Fund assets and certain out-of-pocket expenses.

CUSTODIAN


  Bankers Trust Company, 130 Liberty Street, New York, New York 10006, is the Custodian of the investment securities and other assets of the Trust.


                             INVESTMENT RESTRICTIONS

  The following is a description of certain investment restrictions which are fundamental and may not be changed with respect to a Fund without shareholder approval. For a description of certain other investment restrictions, reference should be made to the SAI.


          1. No Fund will concentrate its investments in particular industries, including debt obligations of supranational entities and foreign governments, but a Fund may invest up to 25% of the value of its total assets in a particular industry. The restriction does not apply to investments in obligations issued or guaranteed by the United States of America, its agencies or instrumentalities, or to investments by the Money Market Fund in securities issued or guaranteed by domestic branches of U.S. banks.

          2. As to 75% of the value of its total assets (100% for the Money Market Fund), no Fund will invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by or guaran-

__________________________
Allmerica Investment Trust              30
teed as to principal or interest by the United States Government or any agency or instrumentality thereof) or acquire more than 10% of the voting securities of any issuer. The remaining 25% of assets (other than for the Money Market Fund) may be invested in the securities of one or more issuers without regard to such limitations.

  These limitations apply as of the time of purchase. If through market action the percentage limitations are exceeded, the Fund will not be required to reduce the amount of its holdings in such investments.


                   CERTAIN INVESTMENT STRATEGIES AND POLICIES

REPURCHASE AGREEMENTS (APPLICABLE TO ALL FUNDS) AND REVERSE REPURCHASE AGREEMENTS (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND)


  Each Fund may invest in repurchase agreements, under which the Fund acquires ownership of a security (ordinarily U.S. Government securities) but the seller agrees at the time of sale to purchase the security at a mutually agreed upon time and price. Should any seller of a repurchase agreement fail to repurchase the underlying security, or should any seller become insolvent or involved in a bankruptcy proceeding, a Fund could incur disposition costs and losses. Repurchase agreements maturing in more than seven days are subject to the 15% limit (10% for the Money Market Fund) on illiquid securities.


  When the Select Capital Appreciation Fund invests in a reverse repurchase agreement, it sells a security to another party such as a banker or broker-dealer in return for cash and agrees to buy the security back at a future date and price. Reverse repurchase agreement transactions can be considered a form of borrowing by the Fund. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as treasury bills and notes.

"WHEN-ISSUED" SECURITIES (APPLICABLE TO ALL FUNDS)

  Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery and payment normally take place 15 to 45 days after the commitment to purchase. No income accrues on when-issued securities prior to delivery. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed resulting in a decline in the market value of the security. There is also the risk that under some circumstances the purchase of when-issued securities may act to leverage the Fund.

LENDING OF SECURITIES (APPLICABLE TO ALL FUNDS)

  For the purpose of realizing additional income, the Funds may lend portfolio securities to broker-dealers or financial institutions amounting to not more than 30% of their respective total assets taken at current value. While any such loan is outstanding, a Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. Each Fund will have the right to call each loan and obtain the securities. Lending portfolio securities involves certain risks, including possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made in accordance with guidelines established by the Board of Trustees.

FOREIGN SECURITIES (APPLICABLE TO EACH FUND EXCEPT THE INVESTMENT GRADE INCOME FUND, GOVERNMENT BOND FUND, AND MONEY MARKET FUND)

  Investments in foreign markets involve substantial risks typically not associated with investing in the U.S. which should be considered carefully by the investor. Such risks may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potentially adverse changes in tax and exchange control regulations,

                                                     __________________________
                                      31             Allmerica Investment Trust
and the potential for restrictions on the flow of international capital. Foreign securities also involve currency risks. Accordingly, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund, depending on the extent of the Fund's foreign investments. Some foreign securities exchanges may not be as developed or efficient as those in the U.S. and securities traded on foreign securities exchanges generally are subject to greater price volatility. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets. Investments in emerging countries involve exposure to economic structures that are generally less diverse and mature than in the U.S., and to political systems which may be less stable. In addition, securities of issuers located in emerging countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.


  The Funds may buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts and options thereon and, in addition, the Select Capital Appreciation Fund may invest in foreign currency forward contracts. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain which might result should the value of the currency increase. Such instruments will be used primarily to protect a Fund from adverse currency movements; however, they also involve the risk that anticipated currency movements will not be accurately predicted, thus adversely affecting a Fund's total return. See "Options and Futures Transactions."

  The Funds' investments may include ADRs. For many foreign securities, there are U.S. dollar-denominated ADRs which are traded in the United States on exchanges or over the counter. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. An ADR may be sponsored by the issuer of the underlying foreign security, or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges. Each Fund may invest in both sponsored and unsponsored ADRs. The Select International Equity Fund and the Select Capital Appreciation Fund also may utilize EDRs, which are designed for use in European securities markets, and also may invest in GDRs.

  Obligations in which the Select Income Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

  The Investment Grade Income Fund may not invest in foreign securities other than obligations issued by the Government of Canada and political subdivisions thereof.


OPTIONS AND FUTURES TRANSACTIONS (APPLICABLE TO EACH FUND EXCEPT THE SMALL-MID CAP VALUE FUND AND MONEY MARKET FUND) AND FORWARD CONTRACTS AND SWAPS (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND)

  Through the writing and purchase of put and call options on its securities, financial indices, and foreign currencies, and the purchase and sale of futures contracts and related options with respect to securities, financial indices, and (in the case of the Select Capital Appreciation Fund) foreign currencies in which it may invest, each Fund except the Small-Mid Cap Value Fund and Money Market Fund at times may seek to hedge against fluctuations in net asset value. Each Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above.

  Additionally, the Select Capital Appreciation Fund may invest in forward contracts and swaps which may expose the Fund to additional investment risks and transaction costs.

  Risks inherent in the use of futures, options, forward contracts and swaps ("derivative instruments") include (1) the risk that interest rates, securities prices, and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates, or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

__________________________
Allmerica Investment Trust              32

  The Funds will purchase futures and options only on exchanges or boards of trade when there appears to be an active secondary market, but there can be no assurance that a liquid secondary market will exist for any future or option at any particular time.

  In connection with transactions in futures and related options, the Funds will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the futures contract.

  A more detailed explanation of futures, options, and other derivative instruments, and the risks associated with them, is included in the SAI.


RESTRICTED SECURITIES (APPLICABLE TO THE SELECT AGGRESSIVE GROWTH FUND, SELECT CAPITAL APPRECIATION FUND, SMALL-MID CAP VALUE FUND, SELECT INTERNATIONAL EQUITY FUND, SELECT GROWTH FUND, SELECT GROWTH AND INCOME FUND AND SELECT INCOME
FUND)


  The Funds also may purchase fixed-income securities that are not registered under the 1933 Act ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, each Fund will not invest more than 15% of its assets in restricted securities (as defined in its investment restrictions) unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be responsible ultimately for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will monitor carefully a Fund's investments in securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. As a result, a Fund might not be able to sell these securities when its Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment at times may play a greater role in valuing these securities than in the case of unrestricted securities.

INVESTMENTS IN MONEY MARKET SECURITIES (APPLICABLE TO ALL FUNDS)

  Any Fund may hold at least a portion of its assets in cash equivalents or money market instruments. There is always the risk that the issuer of a money market instrument may be unable to make payment upon maturity.

  The Money Market Fund may hold uninvested cash reserves pending investment during temporary, defensive periods or if, in the opinion of the Sub-Adviser, suitable securities are not available for investment. Securities in which the Money Market Fund may invest may not earn as high a level of current income as long-term, lower quality securities which, however, generally have less liquidity, greater market risk, and more fluctuation in market value.

  Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Select Capital Appreciation Fund and other funds advised by JCC may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

HIGH YIELD SECURITIES (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND, SELECT GROWTH FUND, AND SELECT GROWTH AND INCOME FUND)

  Corporate debt securities purchased by the Select Capital Appreciation Fund, the Select Growth Fund, and the Select Growth and Income Fund will be rated at the time of purchase B or better by Moody's or S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality under the guidelines established for the Funds. The Select Growth Fund and the Select Growth and Income Fund may not invest

                                                     __________________________
                                      33             Allmerica Investment Trust
more than 15% of their assets and the Select Capital Appreciation Fund may not invest more than 35% of its assets at the time of investment in securities rated below Baa by Moody's or BBB by S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality. Securities rated B by Moody's or S&P (or equivalently by another NRSRO) are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal and will generally involve more credit risk than securities in the higher rating categories.

  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities, commonly known as "high yield" securities or "junk bonds," and of the asset value of the Select Capital Appreciation Fund, the Select Growth Fund, and the Select Growth and Income Fund. Many issuers of high yield corporate debt securities are leveraged substantially at times, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress.

  The lack of a liquid secondary market in certain lower-rated securities may have an adverse impact on their market price and the ability of a Fund to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the credit-worthiness of the issuer. In addition, a less liquid market may interfere with the ability of a Fund to value accurately high yield securities and, consequently, value a Fund's assets. Furthermore, adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. It is reasonable to expect any recession to disrupt severely the market for high yield fixed-income securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

  The Funds also may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments generally is rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-Adviser may treat such securities as unrated debt. Unrated debt securities and securities with different ratings from more than one agency will be included in the 15% and 35% limits of the Funds as stated above, unless such Fund's Sub-Adviser deems such securities to be the equivalent of investment grade securities. See the Appendix for a description of the bond ratings.

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES (APPLICABLE TO THE SELECT INCOME FUND, INVESTMENT GRADE INCOME FUND, AND GOVERNMENT BOND FUND)

  The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rate and prepayment rate scenarios, the Funds may fail to recoup fully their investment in asset-backed securities. The Investment Grade Income Fund and Government Bond Fund will not invest more than 20% of its total assets in asset-backed securities. The Select Income Fund will not invest more than 10% of its total assets in asset-backed securities.

  The Funds also may invest in mortgage-backed securities which are debt obligations secured by real estate loans and pools of loans on single family homes, multi-family homes, mobile homes, and in some cases, commercial properties. The Funds may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency such as Ginnie Mae, Fannie Mae, and Freddie Mac.

__________________________
Allmerica Investment Trust              34

  Mortgage-backed securities are in most cases "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yields of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages that underlie securities purchased at a premium could result in losses.

  The Funds also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac, and Ginnie Mae, including guaranteed collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates, when consistent with the Funds' investment objective, policies, and limitations. A CMO is a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payment on under-lying collateral to different series or classes of obligations. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

  CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, and Ginnie Mae are types of multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds currently do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac, or Ginnie Mae guaranteed mortgage pass-through certificates. The obligations of Fannie Mae, Freddie Mac, or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac, or Ginnie Mae, respectively.

  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available otherwise.

  For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

  Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes). This Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

  REMIC Certificates issued by Fannie Mae, Freddie Mac, and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. There can be no assurance that the United States Government will continue to provide financial support to Fannie Mae, Freddie Mac, or Ginnie Mae in the future.


STRIPPED MORTGAGE-BACKED SECURITIES (APPLICABLE TO THE SELECT INCOME FUND, INVESTMENT GRADE INCOME FUND, AND GOVERNMENT BOND FUND)

  The Funds may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

                                                     __________________________
                                      35             Allmerica Investment Trust

  SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on a IO class is extremely sensitive to the rate of principal payments (including prepayment on the related underlying mortgage assets), and a rapid rate of principal payments may have a material, adverse effect on a portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup fully their initial investment in these securities even if the security is in one of the highest rating categories. Certain SMBS may be deemed "illiquid" and subject to the Funds' limitations on investment in illiquid securities. The market value of the PO class generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets generally are higher than prevailing market yields in other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be recouped fully. The Sub-Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.


HEDGING TECHNIQUES AND INVESTMENT PRACTICES (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND AND SELECT INTERNATIONAL EQUITY FUND)

  The Select International Equity Fund and the Select Capital Appreciation Fund may employ certain strategies in order to manage exchange rate risks. For example, the Funds may hedge some or all of their investments denominated in a foreign currency against a decline in the value of that currency. The Funds may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options on futures contracts with respect to such currency ("position hedge"). The Funds also could hedge that position by selling a second currency that is expected to perform similarly to the currency in which portfolio investments are denominated for U.S. dollars ("proxy hedge"). The Funds also may enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if their Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). As an operational policy, the Funds will not commit more than 10% of their assets to the consummation of cross-hedge contracts and either will cover currency hedging transactions with liquid portfolio securities denominated in or whose value is tied to the applicable currency or segregate liquid assets in the amount of such commitments. In addition, when the Funds anticipate repurchasing securities denominated in a particular currency, the Funds may enter into a forward contract to purchase such currency in exchange for the dollar or another currency ("anticipatory hedge").

  These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may have an adverse impact on a Fund's performance if its Sub-Adviser's projection of future exchange rates is inaccurate.

__________________________
Allmerica Investment Trust              36

                                   APPENDIX

  Descriptions of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") commercial paper and bond ratings:


Commercial Paper Ratings


  Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The two highest designations are as follows:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject more to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P COMMERCIAL PAPER RATINGS ARE GRADED INTO SEVERAL CATEGORIES, RANGING FROM "A-1" FOR THE HIGHEST QUALITY OBLIGATIONS TO "D" FOR THE LOWEST. THE TWO HIGHEST RATING CATEGORIES ARE DESCRIBED AS FOLLOWS:

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

      A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL OBLIGATIONS

  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in the short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the long run. Symbols used will be as follows:

         MIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                                      __________________________
                               37                     Allmerica Investment Trust

  A short-term rating also may be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event that demand is not met. VMIG-1 and VMIG-2 ratings carry the same definitions as MIG-1 and MIG-2, respectively.

DESCRIPTION OF MOODY'S BOND RATINGS

  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are known generally as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

  Baa - Bonds that are rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

  Those bonds within the Aa, A, Baa, Ba, and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

DESCRIPTION OF S&P'S DEBT RATINGS

  AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

  A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

__________________________
Allmerica Investment Trust              38

  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Where as it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                                   __________________________
                              39                   Allmerica Investment Trust

                          ALLMERICA INVESTMENT TRUST
                              440 Lincoln Street
                        Worcester, Massachusetts 01653
                                (508) 855-1000

  Allmerica Investment Trust (the "Trust") is a professionally managed, open-end investment company designed to provide the underlying investment vehicles for insurance-related accounts. The investment objectives of the seven separate portfolios of the Trust (collectively, the "Funds" and individually, the "Fund") currently offered by this Prospectus are as follows:

     SELECT AGGRESSIVE GROWTH FUND seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

     SELECT CAPITAL APPRECIATION Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

     SELECT INTERNATIONAL EQUITY Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

     SELECT GROWTH FUND seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

     SELECT GROWTH AND INCOME FUND seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

     SELECT INCOME FUND seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.

     MONEY MARKET FUND seeks to obtain maximum current income consistent with preservation of capital and liquidity.


  Currently, shares of each Fund may be purchased only by separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), an indirect, wholly-owned subsidiary of First Allmerica, for the purpose of funding variable annuity contracts and variable life insurance policies. The prospectus for the Separate Accounts should be read in conjunction with this Prospectus.


  This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Certain additional information is contained in the Statement of Additional Information dated May 1, 1997 (the "SAI"), which has been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available upon request without charge from Allmerica Investments, Inc. ("Distributor"), 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.


  Investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO VARIOUS RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               DATED MAY 1, 1997

                                                      __________________________
                                                      Allmerica Investment Trust

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS .......................................................  3
HOW ARE THE FUNDS MANAGED? .................................................  8
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES? ...........................  9
   Select Aggressive Growth Fund ...........................................  9
   Select Capital Appreciation Fund ........................................ 10
   Select International Equity Fund ........................................ 11
   Select Growth Fund ...................................................... 12
   Select Growth and Income Fund ........................................... 13
   Select Income Fund ...................................................... 14
   Money Market Fund ....................................................... 15
MANAGEMENT FEES AND EXPENSES ............................................... 16
FUND MANAGER INFORMATION ................................................... 19
HOW ARE SHARES VALUED? ..................................................... 20
TAXES AND DISTRIBUTIONS TO SHAREHOLDERS .................................... 21
SALE AND REDEMPTION OF SHARES .............................................. 21
HOW IS PERFORMANCE DETERMINED? ............................................. 22
ORGANIZATION AND CAPITALIZATION OF THE TRUST ............................... 22
INVESTMENT RESTRICTIONS .................................................... 23
CERTAIN INVESTMENT STRATEGIES AND POLICIES ................................. 23
APPENDIX ................................................................... 30


__________________________
Allmerica Investment Trust             2

                             FINANCIAL HIGHLIGHTS


  The following Financial Highlights have been audited by Price Waterhouse LLP, independent accountants of the Trust. This information should be read in conjunction with the financial statements and notes thereto which appear in the Policyowner's annual report for the year ended December 31, 1996 ("Annual Report") and which are incorporated by reference in the Trust's SAI. Further information about the performance of the Funds is contained in the Annual Report which may be obtained without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.

                                                      __________________________
                                       3              Allmerica Investment Trust

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                           NET
                  NET                     AND                              DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED               DIVIDENDS    FROM NET                                     (DECREASE)
                 VALUE       NET      GAIN (LOSS)   TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT    CAPITAL        IN        RETURN OF  DISTRI- NET ASSET
DECEMBER 31,    OF YEAR   INCOME(2)   INVESTMENTS   OPERATIONS    INCOME       GAINS       EXCESS       CAPITAL   BUTIONS   VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------

SELECT AGGRESSIVE
 GROWTH FUND(1)
     1996      $ 1.848    $ (0.009)    $  0.351     $  0.342     $   --     $ (0.153)    $    --        $   --   $ (0.153)  $ 0.189
     1995        1.397      (0.001)       0.452        0.451         --           --          --            --         --     0.451
     1994        1.431      (0.002)      (0.032)      (0.034)        --           --          --            --         --    (0.034)
     1993        1.197       0.001        0.234        0.235     (0.001)          --          --            --     (0.001)    0.234
     1992        1.000       0.001        0.197        0.198     (0.001)          --          --            --     (0.001)    0.197

   SELECT CAPITAL
APPRECIATION FUND(1)
     1996        1.369      (0.003)      0.124         0.121         --       (0.005)         --            --     (0.005)    0.116
     1995        1.000      (0.001)      0.397         0.396         --       (0.027)         --            --     (0.027)    0.369

SELECT INTERNATIONAL
   EQUITY  FUND(1)
     1996        1.136       0.011       0.238         0.249     (0.012)      (0.003)     (0.014)(4)        --     (0.029)    0.220
     1995        0.963       0.013       0.176         0.189     (0.011)      (0.005)         --            --     (0.016)    0.173
     1994        1.000       0.003      (0.038)       (0.035)    (0.001)      (0.001)         --            --     (0.002)   (0.037)


SELECT GROWTH FUND(1)
     1996        1.369       0.005       0.297         0.302     (0.005)      (0.236)         --            --     (0.241)    0.061
     1995        1.099          --       0.270         0.270         --           --          --            --         --     0.270
     1994        1.119       0.003      (0.020)       (0.017)    (0.003)          --          --            --     (0.003)   (0.020)
     1993        1.111       0.001       0.008         0.009     (0.001)          --          --            --     (0.001)    0.008
     1992        1.000       0.001       0.111         0.112     (0.001)          --          --            --     (0.001)    0.111

SELECT GROWTH AND
  INCOME FUND(1)
     1996        1.268       0.020       0.246         0.266     (0.020)      (0.109)         --            --     (0.129)    0.137
     1995        1.027       0.019       0.290         0.309     (0.019)      (0.049)         --            --     (0.068)    0.241
     1994        1.069       0.025      (0.018)        0.007     (0.025)      (0.017)     (0.007)(3)        --     (0.049)   (0.042)
     1993        0.990       0.023       0.079         0.102     (0.023)          --          --            --     (0.023)    0.079
     1992        1.000       0.008      (0.009)       (0.001)    (0.008)      (0.001)         --            --     (0.009)   (0.010)


_________________________________________________

*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D) For Fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1) The Select Aggressive Growth Fund and Select Growth and Income Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995. The Select International Equity Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21,1992 and changed Investment Sub-Adviser on July 1, 1996.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; and $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth Fund; and $0.019 in 1996, $0.023 in 1993 and $0.005
     in 1992 for Select Growth and Income Fund.
(3)  Distributions in Excess of net realized capital gains.
(4)  Distributions in Excess of net investment income.

__________________________
Allmerica Investment Trust             4

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
       ----------------------------------------------------------------
                         Ratios To Average Net Assets
              --------------------------------------------------


 NET ASSET             NET ASSETS
   VALUE                 END OF         NET                                                            PORTFOLIO   AVERAGE
  END OF     TOTAL        YEAR      INVESTMENT       OPERATING EXPENSES           MANAGEMENT FEE       TURNOVER  COMMISSIONS
   YEAR    RETURN(E)    (000'S)       INCOME        (A)      (B)     (C)          GROSS      NET         RATE      RATE(D)
 --------- ---------   ----------   ----------     -----    -----   -----         -----     -----      --------  -----------
 $ 2.037    18.55%     $ 407,442      (0.53)%      1.08%    1.08%   1.08%        1.00%      1.00%      113%       $ 0.0597
   1.848    32.28%       254,872      (0.07)%      1.09%     --     1.09%        1.00%      1.00%      104%            --
   1.397    (2.31)%      136,573      (0.21)%      1.16%     --     1.16%        1.00%      1.00%      100%            --
   1.431    19.51%        66,251       0.10%       1.19%     --     1.23%        1.00%      0.96%       76%            --
   1.197    19.85%**       9,270       0.34%*      1.35%*    --     1.88%*        N/A        N/A        33%            --

   1.485     8.80%       142,680      (0.32)%      1.13%    1.13%   1.13%        1.00%      1.00%       98%         0.0414
   1.369    39.56%**      41,376      (0.25)%*     1.35%*    --     1.42%*       1.00%*     0.93%*      95%            --

   1.356    21.94%       246,877       1.22%       1.20%    1.23%   1.23%        1.00%      1.00%       18%         0.0248
   1.136    19.63%       104,312       1.68%       1.24%     --     1.24%        1.00%      1.00%       24%            --
   0.963    (3.49)%**     40,498       0.87%*      1.50%*    --     1.78%*       1.00%*     0.72%*      19%            --

   1.430    22.02%       228,551       0.38%       0.92%    0.93%   0.93%        0.85%      0.85%      159%         0.0457
   1.369    24.59%       143,125       0.02%       0.97%     --     0.97%        0.85%      0.85%       51%            --
   1.099    (1.49)%       88,263       0.37%       1.03%     --     1.03%        0.85%      0.85%       55%            --
   1.119     0.84%        53,854       0.15%       1.05%     --     1.08%        0.85%      0.82%       65%            --
   1.111    11.25%**       9,308       0.40%*      1.20%*    --     1.72%*        N/A        N/A         3%            --

   1.405    21.26%       295,638       1.44%       0.80%    0.83%   0.83%        0.75%      0.75%       78%         0.0563
   1.268    30.32%       191,610       1.69%       0.85%     --     0.85%        0.75%      0.75%      112%            --
   1.027     0.73%       110,213       2.51%       0.91%     --     0.91%        0.75%      0.75%      107%            --
   1.069    10.37%        60,518       2.73%       0.99%     --     1.03%        0.75%      0.71%       25%            --
   0.990    (0.11)%**      7,302       3.20%*      1.10%*    --     2.37%*        N/A        N/A         4%            --


                                                      __________________________
                                       5              Allmerica Investment Trust

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                           NET
                  NET                     AND                              DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED               DIVIDENDS    FROM NET                                     (DECREASE)
                 VALUE        NET     GAIN (LOSS)   TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT    CAPITAL        IN        RETURN OF  DISTRI- NET ASSET
DECEMBER 31,    OF YEAR    INCOME(2)  INVESTMENTS   OPERATIONS    INCOME       GAINS       EXCESS      CAPITAL    BUTIONS   VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------

SELECT INCOME FUND(1)
     1996       $ 1.024    $ 0.061     $ (0.029)     $ 0.032    $ (0.061)    $   --      $   --         $   --   $ (0.061) $ (0.029)
     1995         0.930      0.060        0.095        0.155      (0.060)        --       (0.001)(3)        --     (0.061)    0.094
     1994         1.035      0.055       (0.105)      (0.050)     (0.055)        --          --             --     (0.055)   (0.105)
     1993         0.988      0.052        0.055        0.107      (0.052)     (0.008)        --             --     (0.060)    0.047
     1992         1.000      0.018       (0.012)       0.006      (0.018)        --          --             --     (0.018)   (0.012)


 MONEY MARKET
     FUND
     1996         1.000      0.052          --         0.052      (0.052)        --          --             --     (0.052)      --
     1995         1.000      0.057          --         0.057      (0.057)        --          --             --     (0.057)      --
     1994         1.000      0.039          --         0.039      (0.039)        --          --             --     (0.039)      --
     1993         1.000      0.030          --         0.030      (0.030)        --          --             --     (0.030)      --
     1992         1.000      0.037          --         0.037      (0.037)        --          --             --     (0.037)      --
     1991         1.000      0.060          --         0.060      (0.060)        --          --             --     (0.060)      --
     1990         1.000      0.078          --         0.078      (0.078)        --          --             --     (0.078)      --
     1989         1.000      0.086          --         0.086      (0.086)        --          --             --     (0.086)      --
     1988         1.000      0.071          --         0.071      (0.071)        --          --             --     (0.071)      --
     1987         1.000      0.061          --         0.061      (0.061)        --          --             --     (0.061)      --


____________________________________________

*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the prospectus of the specific insurance product for such fee information.
(1)  The Select Income Fund commenced operations on August 21, 1992.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.060 in 1995, $0.055 in 1994, $0.050 in 1993, and $0.015 in 1992 for Select Income Fund; and $0.030 in 1993, $0.084(4) in 1988, and $0.076(4) in 1987 for Money Market Fund.
(3)  Distributions in excess of net investment income.
(4)  Unaudited.

__________________________
Allmerica Investment Trust             6

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
        --------------------------------------------------------------
                         Ratios To Average Net Assets
               ------------------------------------------------


  NET ASSET              NET ASSETS
    VALUE                  END OF        NET                                                       PORTFOLIO     AVERAGE
   END OF      TOTAL        YEAR      INVESTMENT      OPERATING EXPENSES         MANAGEMENT FEE    TURNOVER    COMMISSIONS
    YEAR     RETURN(E)    (000'S)       INCOME      (A)      (B)      (C)        GROSS      NET      RATE        RATE(D)
 ----------  ---------   ----------   ----------   -----    -----    -----       -----     -----   ---------   -----------
  $ 0.995      3.32%      $ 77,498      6.29%      0.74%    0.74%    0.74%       0.60%     0.60%     108%        $  --
    1.024     16.96%        60,368      6.24%      0.79%      --     0.80%       0.60%     0.59%     131%           --
    0.930     (4.82)%       40,784      6.07%      0.83%      --     0.85%       0.60%     0.58%     105%           --
    1.035     10.95%        25,302      5.91%      0.91%      --     1.08%       0.60%     0.43%     171%           --
    0.988      0.62%**       5,380      5.38%*     1.00%*     --     1.67%*       N/A       N/A      119%           --


    1.000      5.36%       217,256      5.22%      0.34%    0.34%    0.34%       0.28%     0.28%      N/A           --
    1.000      5.84%       155,211      5.68%      0.36%      --     0.36%       0.29%     0.29%      N/A           --
    1.000      3.93%        95,991      3.94%      0.45%      --     0.45%       0.31%     0.31%      N/A           --
    1.000      3.00%        71,052      2.95%      0.42%      --     0.43%       0.32%     0.31%      N/A           --
    1.000      3.78%        64,506      3.65%      0.44%      --     0.44%        N/A       N/A       N/A           --
    1.000      6.22%        39,909      5.98%      0.43%      --     0.43%        N/A       N/A       N/A           --
    1.000      8.17%        28,330      8.22%      0.42%      --     0.42%        N/A       N/A       N/A           --
    1.000      9.07%        12,060      8.62%      0.58%      --     0.58%        N/A       N/A       N/A           --
    1.000      7.30%(4)      7,156      7.13%      0.60%      --     0.71%        N/A       N/A       N/A           --
    1.000      6.20%(4)      4,726      6.14%      0.60%      --     0.75%        N/A       N/A       N/A           --


                                                      __________________________
                                       7              Allmerica Investment Trust

                          HOW ARE THE FUNDS MANAGED?

  The overall responsibility for the supervision of the affairs of the Trust vests in the Board of Trustees of the Trust which meets on a quarterly basis. Allmerica Investment Management Company, Inc. (the "Manager") is responsible for the management of the Trust's day-to-day business affairs and has general responsibility for the management of the investments of the Funds. The Manager, at its expense, has contracted with certain Sub-Advisers to manage the investments of the Funds subject to the requirements of the Investment Company Act of 1940, as amended (the "1940").


  The Manager is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, a life insurance company organized in Massachusetts in 1844. The Manager, organized August 19, 1985, also serves as manager of the Allmerica Funds, an open-end investment company. The Manager and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653.


  The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Funds. Each Sub-Adviser, which has been selected on the basis of various factors, including management experience, investment techniques, and staffing, is authorized to engage in portfolio transactions on behalf of the applicable Fund subject to such general or specific instructions as may be given by the Trustees and/or the Manager. The terms of a Sub-Adviser Agreement cannot be changed materially without the approval of a majority interest of the shareholders of the affected Fund. The Sub-Advisers have been selected by the Manager and Trustees in consultation with RogersCasey & Associates, Inc. ("RogersCasey"), a leading pension consulting firm. RogersCasey is a wholly-owned subsidiary of BARRA, Inc. The cost of such consultation is borne by the Manager.

  RogersCasey provides consulting services to pension plans representing over $300 billion in total assets and, in its consulting capacity, monitors the investment performance of over 1,000 investment advisers. From time to time, specific clients of RogersCasey and the Sub-Advisers will be named in sales materials. At times, RogersCasey assists in the development of asset allocation strategies which may be used by shareholders in the diversification of their portfolios across different asset classes.


  Ongoing performance of the independent Sub-Advisers is monitored and evaluated by a committee which includes members who are senior officers of First Allmerica, its affiliates or the Manager and an independent consultant. Combined, the committee has over 150 years of investment experience. Historical performance data for all Funds is set forth under "Financial Highlights." The Manager is responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Funds are as follows:


     Select Aggressive Growth Fund       Nicholas-Applegate Capital Management, L.P.
     Select Capital Appreciation Fund    Janus Capital Corporation
     Select International Equity Fund    Bank of Ireland Asset Management (U.S.) Ltd.
     Select Growth Fund                  Putnam Investment Management, Inc.*
     Select Growth and Income Fund       John A. Levin & Co., Inc.
     Select Income Fund                  Standish, Ayer & Wood, Inc.
     Money Market Fund                   Allmerica Asset Management, Inc.


________________________________________
  * Putnam Investment Management, Inc. assumed sub-adviser responsibilities from Provident Investment Counsel on July 1, 1996.

  For a sample listing of certain of the Sub-Advisers' clients, see "Investment Management and Other Services" in the SAI. For more information on each of the Sub-Advisers, see "What Are the Investment Objectives and Policies?" and "Fund Manager Information."

  The Manager also has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative ser-

__________________________
Allmerica Investment Trust             8
vices for each of the Funds and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is responsible for the payment of the administrative fee to FDISG.


                WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?

  Each Fund has a separate investment objective and policies designed to meet different investment and financial needs, as described below. There is no assurance that a Fund will achieve its investment objective.

  A Fund's investment objective is fundamental and may not be changed without shareholder approval. Unless otherwise indicated, a Fund's investment policies are not fundamental and may be changed without shareholder approval.

SELECT AGGRESSIVE GROWTH FUND

Investment Objective: The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.


Sub-Adviser: Nicholas-Applegate Capital Management, L.P. ("NACM") serves as Sub-Adviser to the Select Aggressive Growth Fund. NACM is an investment manager supervising accounts with assets totaling approximately $32 billion in total assets as of December 31, 1996. NACM's clients are primarily major corporate employee benefit funds, public employee retirement plans, foundations and endowment funds, investment companies, and individuals. Founded in 1984, NACM is located at 600 West Broadway, Suite 2900, San Diego, California 92101.

Investment Policies: Under normal circumstances, at least 65% of the assets of the Select Aggressive Growth Fund will be invested in equity securities consisting of common stocks, securities convertible into common stocks (including bonds, notes and preferred stocks), and warrants. The Fund's assets may also be invested in other debt securities and preferred stocks when such securities are believed appropriate in light of the Fund's investment objective and market conditions.

  The selection of securities is made solely on the basis of their potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective. While investments may be made in well-known and established companies, a significant portion of the Fund's investments is expected to be in securities of newer and relatively unseasoned companies or companies which represent new or changing industries.


  At any given point, a substantial portion of the Fund's equity investments may be in securities which are not listed for trading on national securities exchanges and which, although publicly traded, may be less liquid than securities issued by larger, more seasoned companies which trade on national securities exchanges. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

  Securities of newer companies may be closely held with only a small portion of their outstanding securities owned by the general public. Newer companies may have relatively small revenue, lack depth of management and have a small share of the market for their products or services; thus, they may be more vulnerable to changes in economic conditions, market fluctuations and other factors affecting the profitability or marketability of companies. Due to these and other factors, the price movement of the securities held by the Fund can be expected to be more volatile than is the case for the market as a whole, and the net asset value of a share of the Fund may fluctuate significantly. Consequently, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in an aggressive growth portfolio, nor should investment in the Fund be considered a balanced or complete investment program.

                                                      __________________________
                                       9              Allmerica Investment Trust

  When NACM determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income securities; U.S. Government securities; or hold assets in cash or cash equivalents. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."



  The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts ("ADRs")).

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 113%. The portfolio turnover rate was the result of the Sub-Adviser's investment approach which typically results in above-average portfolio turnover as securities are sold when the Sub-Adviser believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by the Fund and the purchase of another security can enhance return. A security may be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Portfolio turnover rates may vary greatly from year to year. A high portfolio turnover rate will likely result in greater brokerage costs to the Fund.

SELECT CAPITAL APPRECIATION FUND

Investment Objective: The Select Capital Appreciation Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

Sub-Adviser: Janus Capital Corporation ("JCC") serves as Sub-Adviser to the Select Capital Appreciation Fund. JCC has served as investment adviser to the Janus Fund since 1969 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of the outstanding stock of JCC. As of December 31, 1996, JCC had approximately $47 billion in total assets under management. JCC is located at 100 Fillmore Street, Denver, Colorado 80206-4923.


Investment Policies: The Fund invests in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. The Fund pursues its objective normally by investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1996, the MidCap Index included companies with capitalizations between approximately $500 million to $10 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or large issuers. Common stock investments are selected in industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. Such securities are selected solely for their capital growth potential; investment income is not a consideration. Medium-sized companies may suffer more significant losses as well as realize more substantial growth than larger issuers; thus, investments in such companies tend to be more volatile and somewhat speculative.


  The selection criteria for domestic issuers apply equally to stocks of foreign issuers. In addition, factors such as expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and prospects for relative economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign stocks. The Fund may invest without limitation in foreign securities. The Fund may invest directly in foreign securities denominated in foreign currency and not publicly traded in the United States. The Fund also may purchase foreign securities through ADRs, European Depositary Receipts ("EDRs"),


__________________________
Allmerica Investment Trust             10

Global Depositary Receipts ("GDRs"), and other types of receipts or shares evidencing ownership of the underlying foreign securities. In addition, the Fund may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies). Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities."


  Although the Fund normally invests primarily in common stocks, the Fund's cash position may increase when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund also may invest in preferred stocks, warrants, government securities, corporate bonds and debentures, high-grade commercial paper, certificates of deposit, other debt securities, or repurchase agreement or reverse repurchase agreements when the Sub-Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on its idle cash. The Fund also may invest up to 35% of its assets in such lower-rated securities commonly known as "junk bonds." Fixed-income securities rated in the fourth highest grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"), (Baa and BBB, respectively) are investment grade but are considered to have some speculative characteristics. Lower-rated securities or "junk bonds" (rated Ba/BB or lower) involve the risks discussed under "Certain Investment Strategies and Policies." When the Fund invests in such securities, investment income will increase and may constitute a large portion of the return realized by the Fund and the Fund probably will not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.


  The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

  For hedging purposes, the Fund may engage in options and futures strategies and may utilize forward contracts, interest rate swaps, and swap-related products. See "Certain Investment Strategies and Policies."

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 98%. The portfolio turnover rate for the Fund may vary from year to year.

SELECT INTERNATIONAL EQUITY FUND

Investment Objective: The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

Sub-Adviser: Bank of Ireland Asset Management (U.S.) Limited ("BIAM") serves as Sub-Adviser for the Select International Equity Fund. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland. Its main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at Two Greenwich Plaza, Greenwich, CT 06830. Bank of Ireland provides investment management services through a network of affiliated companies, including BIAM which represents North American clients. As of December 31, 1996, Bank of Ireland managed approximately $21 billion in global securities for Irish, United Kingdom, European, Australian, South African, Canadian, and U.S. clients.

Investment Policies: To achieve its objective, the Select International Equity Fund will invest primarily in common stocks of established non-U.S. companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in the securities of companies domiciled in at least five foreign countries, not including the United States. The Fund may also acquire fixed-income debt securities. It will do so, at the discretion of BIAM,

                                                      __________________________
                                       11             Allmerica Investment Trust
primarily for defensive purposes. The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.


  The Fund's investments may include ADRs which may be sponsored or unsponsored by the underlying issuer. The Fund may also utilize EDRs, which are similar to ADRs, in bearer form, designed for use in the European securities market and GDRs. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities." For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities.

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 18%. The portfolio turnover rate for the Fund may vary greatly from year to year.

SELECT GROWTH FUND

Investment Objective: The Select Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

Sub-Adviser: Putnam Investment Management, Inc. ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, serves as Sub-Adviser to the Select Growth Fund. Putnam has been an investment manager since 1937. As of December 31, 1996, Putnam had assets under management of approximately $173 billion. Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., a holding company which in turn is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting, and investment management.


Investment Policies: The Select Growth Fund seeks to attain its objective by investing in securities of companies that appear to have favorable long-term growth characteristics. Potential for long-term growth is the determinative factor in the selection of portfolio securities. Although the Fund may invest in dividend-paying stocks, the generation of current income is not an objective of the Fund. Any income that is received is incidental to the Fund's objective of long-term growth of capital.

  When choosing securities for the portfolio, the sub-adviser for the Select Growth Fund focuses on companies that display strong financial characteristics and earnings growth potential.

  At least 65% of the Fund's assets under normal conditions will consist of growth-oriented common stocks. The Fund may invest in common stocks of large well-known companies as well as smaller growth companies, which generally include companies with a market capitalization of $500 million or less ("smaller growth companies"). The stocks of smaller growth companies may involve a higher degree of risk than other types of securities and the price movement of such securities can be expected to be more volatile than is the case of the market as a whole. The Fund may hold stocks traded on one or more of the national exchanges as well as in the over-the-counter markets. Because opportunities for capital growth may exist not only in new and expanding areas of the economy but also in mature and cyclical industries, the Fund's portfolio investments are not limited to any particular type of company or industry. The Fund may also purchase convertible bonds and preferred stocks, warrants, and debt securities if the Fund's Sub-Adviser believes they would help achieve the Fund's objective of long-term growth.

  The Fund may invest up to 35% of its assets in both higher-rated and lower-rated fixed-income securities in seeking its objective of long-term growth of capital. The dollar average weighted maturity of the Fund's fixed-income securities will vary depending on, among other things, current market conditions. The Fund may invest up to 15% of its assets in lower-rated securities, commonly known as "junk bonds," which involve risks discussed under "Certain Investment Strategies and Policies." For more information concerning the rating categories of corporate debt securities, see the Appendix to the Prospectus.

__________________________
Allmerica Investment Trust             12

  When the Sub-Adviser determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income securities, U.S. Government securities, or hold assets in cash or cash equivalents. To the extent the Fund is so invested it is not achieving its objective to the same degree as under normal conditions. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."


  The Select Growth Fund's objective of seeking long-term growth of capital means that its assets generally will be subject to greater risk than may be involved in investing in securities that are not selected for growth potential. The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 159%. The Fund experienced such a rate of turnover due to a new sub-adviser assuming responsibility for the Fund on July 1, 1996 and subsequently repositioning the portfolio. The portfolio turnover for the Fund may vary greatly from year to year.

SELECT GROWTH AND INCOME FUND

Investment Objective: The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

Sub-Adviser: John A. Levin & Co., Inc. ("JAL"), One Rockefeller Place, 25th Floor, New York, New York 10020, serves as Sub-Adviser to the Select Growth and Income Fund. JAL was founded as a Delaware corporation in 1982 and is wholly owned by Baker, Fentress & Company, a non-diversified closed-end management investment company registered under the 1940 Act. The firm had approximately $6.5 billion in assets under management as of December 31, 1996. JAL's clients include U.S. and foreign individuals and their related trust and charitable organizations, pooled funds for individuals and university endowments, and pension and profit sharing funds.

Investment Policies: To achieve its objective of long-term growth of capital and current income, the Select Growth and Income Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. It may invest in a wide range of equity securities, consisting of both dividend-paying and non-dividend-paying common stocks, preferred stocks, securities convertible into common and preferred stocks and warrants. These may include securities of large well-known companies as well as smaller growth companies. The securities of smaller growth companies involve certain risks as described above under the "Select Growth Fund." The Fund may hold securities traded on one or more of the national exchanges as well as in the over-the-counter markets. The Fund's portfolio investments are not limited to any particular type of company or industry. The Fund may purchase individual stocks not presently paying dividends which offer opportunities for capital growth or future income provided that the Sub-Adviser believes the overall portfolio is positioned appropriately to achieve its income objective. To achieve current income, the Fund may invest up to 35% of its assets in both higher-rated and lower-rated fixed-income securities, including not more than 15% in lower-rated securities, commonly known as "junk bonds." In certain circumstances, fixed-income securities may be purchased by the Fund for long-term growth potential. (However, the Fund expects to have substantially less than 35% of its assets invested in fixed-income securities in most circumstances.) Lower-rated fixed-income securities involve risks discussed under "Certain Investment Strategies and Policies." For more information concerning the rating categories of corporate debt securities, see the Appendix to the Prospectus. The dollar average weighted maturity of the Fund's fixed-income securities will vary depending on, among other things, current market conditions. Purchases and sales of portfolio securities are made at such times and in such amounts as deemed advisable in light of market, economic, and other conditions.


  The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

                                                      __________________________
                                       13             Allmerica Investment Trust

  When the Sub-Adviser determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade or U.S. Government securities, or hold assets in cash or cash equivalents. To the extent the Fund is so invested, it is not achieving its objective to the same degree as under normal conditions. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." There can be no assurance of growth of capital, of course, and, because the Fund invests a substantial portion of its assets in common stocks and other securities which fluctuate in value, there is substantial risk of market decline. The Fund's Sub-Adviser seeks to minimize this risk through detailed analyses of financial markets and issuers of equity securities and through investment in a diversified portfolio of such securities.


  For the fiscal year ended December 31, 1996, the portfolio turnover for the Fund was 78%. The portfolio turnover rate for the Fund may vary greatly from year to year.

SELECT INCOME FUND

Investment Objective: The Select Income Fund seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.

Sub-Adviser: Standish, Ayer & Wood, Inc. ("SAW") serves as Sub-Adviser to the Select Income Fund. SAW was founded in 1933 to provide investment management services to high net worth individuals and institutions. As of December 31, 1996, total client assets exceeded $30 billion. SAW manages fixed-income portfolios for major corporate and governmental pension plans, financial institutions, and endowment and foundation funds. Through its affiliate, Standish International Investment Management Company, L.P., SAW offers international investment services. SAW is an independent investment counseling firm owned by its twenty-two directors who are active with the firm. SAW is located at One Financial Center, Boston, Massachusetts 02111.

Investment Policies: Under normal circumstances, at least 65% of the Select Income Fund's assets, at the time of investment, will be invested in investment grade corporate debt securities and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Investment grade corporate debt securities are (a) assigned a rating within the four highest grades (Baa/BBB or higher) by either Moody's or S&P, (b) equivalently rated by another nationally recognized statistical rating organization ("NRSRO"), or (c) unrated securities but determined by the Sub-Adviser to be of comparable quality. Securities rated in the fourth highest grade (rated Baa and BBB by Moody's and S&P, respectively) are considered to have some speculative characteristics. The Fund will not invest in debt securities rated below investment grade (Ba/BB or lower) by both Moody's and S&P. For more information concerning the rating categories of corporate debt securities and commercial paper, see the Appendix to the Prospectus. The types of securities in which the Fund invests are corporate debt obligations such as bonds, notes and debentures, and obligations convertible into common stock; "money market" instruments, such as bankers acceptances, or negotiable certificates of deposit issued by the 25 largest U.S. banks (in terms of deposits); commercial paper rated Prime-1 by Moody's or A-1 by S&P; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; asset-backed securities; mortgage-backed securities and stripped mortgage-backed securities. The Fund may also invest in U.S. dollar obligations of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, and U.S. dollar obligations of supranational entities such as the World Bank, European Investment Bank, and African Development Bank. For more information about asset-backed securities and mortgage-backed securities and stripped mortgage-backed securities, see "Certain Investment Strategies and Policies."

  The Fund's investments in corporate debt securities are not limited to any particular type of company or industry. The Fund will invest in corporate debt obligations primarily of companies having a market capitalization of more than $500 million at the time of investment.

  The Fund's dollar average weighted maturity and the mix of permitted portfolio securities as described above will vary from time to time depending, among other things, on current market and economic conditions and the comparative yields on instruments in different sectors, such as corporate and Treasuries, and with different maturities.

__________________________
Allmerica Investment Trust             14

The dollar average weighted maturity of the portfolio, excluding money market instruments, is expected to range between 5 and 20 years under normal market conditions. The Fund may invest up to 35% of its assets in money market instruments under normal conditions. Although the Fund does not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. The value of the Fund's portfolio securities generally will vary inversely with changes in prevailing interest rates, declining as interest rates rise and increasing as rates decline. The value will also be affected by other market and economic factors. There is the risk with corporate debt securities that the issuers may not be able to meet their obligations on interest and principal payments.


  The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).


  Obligations in which the Select Income Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

  For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 108%. The portfolio turnover rate exceeded 100% due to the need to make significant changes in the structure of the portfolio's mortgage and corporate bond holdings. The portfolio turnover rate for the Fund may vary from year to year. A high portfolio turnover rate may result in greater brokerage costs to the Fund.

MONEY MARKET FUND

Investment Objective: The Money Market Fund seeks to obtain maximum current income consistent with preservation of capital and liquidity.


Sub-Adviser: Allmerica Asset Management, Inc. ("AAM") serves as Sub-Adviser to the Money Market Fund. AAM, an indirect wholly-owned subsidiary of AFC, was incorporated in 1993 and is located at 440 Lincoln Street, Worcester, Massachusetts 01653. As of December 31, 1996, AAM had approximately $11 billion in assets under management. AAM serves as investment adviser to First Allmerica's General Account and to a number of affiliated insurance companies and other affiliated accounts, as Sub-Adviser to three other series of the Trust, and as Adviser for Allmerica Securities Trust, a closed-end diversified investment company.

Investment Policies: The Money Market Fund seeks to achieve its objective by investing in the following high quality money market instruments:

     (a)  Obligations issued or guaranteed by the United States
          Government, its agencies or instrumentalities;

     (b) Commercial paper which meets the ratings requirements as set forth in the paragraph below;

     (c) Obligations of banks or savings and loan associations (such as bankers acceptances and certificates of deposit, including dollar-denominated obligations of foreign branches of U.S. banks ("Eurodollars") and U.S. branches of foreign banks if such U.S. branches are subject to state banking requirements and Federal Reserve reporting requirements) which at the date of the investment have deposits of at least $1 billion as of their most recently published financial statements;

                                                      __________________________
                                        15            Allmerica Investment Trust

     (d) Repurchase agreements with respect to obligations described under (a) above (such obligations subject to repurchase agreement may bear maturities of more than one year). For more information concerning repurchase agreements, see "Certain Investment Strategies and Policies;" and

     (e)  Cash and cash equivalents.

  The Money Market Fund will not purchase any security unless (i) the security has received the highest or second highest quality rating by at least two NRSROs or by one NRSRO if only one has rated the security, or (ii) the security is unrated and in the opinion of AAM as Sub-Adviser, in accordance with guidelines adopted by the Trustees, is of a quality comparable to one of the two highest ratings of an NRSRO. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, but the Trustees will evaluate whether the security continues to present minimal credit risks. See the Appendix for an explanation of NRSRO ratings.


  The Fund will limit its portfolio investments to securities with a remaining maturity of 397 days or less as of the time of purchase, in accordance with the Trustees' guidelines. The portfolio will be managed so as to maintain a dollar-weighted maturity of 90 days or less. In order to maximize the yield on its assets, the Money Market Fund intends to be as fully invested at all times as is reasonably practicable. There is always the risk that the issuer of an instrument may be unable to make payment upon maturity.

                         MANAGEMENT FEES AND EXPENSES


  Under its Management Agreement with the Trust, the Manager is obligated to perform certain administrative and management services for the Trust; furnishes to the Trust all necessary office space, facilities, and equipment; and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager. Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by the Trust, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"); other fees payable to the Securities and Exchange Commission; independent accountant, legal, and custodian fees; association membership dues; taxes; interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with the Manager; expenses for proxies, prospectuses, and reports to shareholders; Fund recordkeeping expenses; and other expenses.

  For the services to the Funds, the Manager receives fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below:


                            Select             Select Capital           Select            Select
                       Aggressive Growth        Appreciation         International        Growth
                             Fund                   Fund              Equity Fund          Fund
                             ----                   ----              -----------          ----
  Manager Fee                1.00%                 1.00%                 1.00%             0.85%


                         Select Growth            Select                 Money
                          and Income              Income                Market
                             Fund                  Fund                  Fund
                             ----                  ----                  ----
  Manager Fee                0.75%                 0.60%                 (1)

________________________________________

__________________________
Allmerica Investment Trust             16

(1) The Manager's fee for the Money Market Fund is computed daily at an annual rate based on the average daily net asset value as set forth below:

              ASSETS                                   RATE
              ------                                   ----
              First $50 Million ...................    0.35%
              Next $200 Million ...................    0.25%
              Over $250 Million ...................    0.20%

  The Manager is responsible for the payment of all fees to the Sub-Advisers. The Manager pays each Sub-Adviser fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below. In certain Funds, Sub-Adviser fees vary according to the level of assets in such Funds, which will reduce the fees paid by the Manager as Fund assets grow but will not reduce the operating expenses of such Funds.


                             Select            Select Capital           Select            Select
                       Aggressive Growth        Appreciation         International        Growth
                             Fund                   Fund              Equity Fund          Fund
                             ----                   ----              -----------          ----
  Sub-Adviser Fee           0.60%                   (2)                   (3)              (4)



                         Select Growth            Select                 Money
                          and Income              Income                Market
                             Fund                  Fund                  Fund
                             ----                  ----                  ----
  Sub-Adviser Fee             (5)                  0.20%                 0.10%


(2) For its services, JCC will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Capital Appreciation Fund, under the following schedule:

              ASSETS                                   RATE
              ------                                   ----
              First $100 Million ..................    0.60%
              Over $100 Million ...................    0.55%

(3) For its services, BIAM will receive a fee computed daily at an annual rate based on the average daily net assets of the Select International Equity Fund, under the following schedule:

              ASSETS                                   RATE
              ------                                   ----
              First $50 Million ...................    0.45%
              Next $50 Million ....................    0.40%
              Over $100 Million ...................    0.30%

(4) For its services, Putnam will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth Fund, under the following schedule:

              ASSETS                                   RATE
              ------                                   ----
              First $50 Million ...................    0.50%
              Next $100 Million ...................    0.45%
              Next $100 Million ...................    0.35%
              Next $100 Million ...................    0.30%
              Over $350 Million ...................    0.25%

                                                      __________________________
                                       17             Allmerica Investment Trust

(5) For its services, JAL will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth and Income Fund, under the following schedule:

              ASSETS                                   RATE
              ------                                   ----
              First $100 Million ..................    0.40%
              Next $200 Million ...................    0.25%
              Over $300 Million ...................    0.30%


  For the fiscal year ended December 31, 1996, each Fund paid the Manager gross fees before reimbursement at a rate based on the Fund's average daily net assets, under the following schedule:


              Fund                                     Rate
              ----                                     ----
              Select Aggressive Growth Fund .......    1.00%
              Select Capital Appreciation Fund ....    1.00%
              Select International Equity Fund ....    1.00%
              Select Growth Fund ..................    0.85%
              Select Growth and Income Fund .......    0.75%
              Select Income Fund ..................    0.60%
              Money Market Fund ...................    0.28%


  The following table shows voluntary expense limitations which the Manager has declared for each Fund and the operating expenses incurred for the fiscal year ended December 31, 1996 for each Fund:

                                                  Percentage of Average Daily Assets
                                                  ----------------------------------
                                               Voluntary Expense            Operating
         Fund                                     Limitations               Expenses+
         ----                                     -----------               ---------
         Select Aggressive Growth Fund ........      1.35%                    1.08%
         Select Capital Appreciation Fund .....      1.35%                    1.13%
         Select International Equity Fund .....      1.50%                    1.20%
         Select Growth Fund ...................      1.20%                    0.92%
         Select Growth and Income Fund ........      1.10%                    0.80%
         Select Income Fund ...................      1.00%                    0.74%
         Money Market Fund ....................      0.60%                    0.34%
_______________________________________


  +Including reductions such as directed brokerage credits. See "Brokerage Allocation - Directed Brokerage Program" in the SAI.


  The Manager will voluntarily reimburse its fees and any expenses above the expense limitations. The expense limitations are voluntary and may be removed any time after the Fund's first fiscal year of operations without prior notice to existing shareholders. The Manager reserves the right to recover from a Fund any fees, within a current fiscal year period, which were reimbursed in that same year to the extent that total annual expenses did not exceed the applicable expense limitation. Non-recurring and extraordinary expenses generally are excluded in the determination of expense ratios of the Funds for purposes of determining any required expense reimbursement. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.

__________________________
Allmerica Investment Trust             18

                           FUND MANAGER INFORMATION

  The following individuals are responsible primarily for the day-to-day management of the particular Funds as indicated below:

  The following individuals have served as members of a committee of fund managers for the SELECT AGGRESSIVE GROWTH FUND since March 1994, with the exception of Mr. Nicholas who has served as a fund manager since the Fund's inception in August 1992:


  Arthur E. Nicholas, Partner and Chief Investment Officer at NACM, is the co-founder of NACM. Prior to NACM, Mr. Nicholas was Managing Director and Chief Investment Officer of Pacific Century Advisers. He was also associated with Security Pacific Bank for over two years and with San Diego Trust & Savings Bank for ten years.

  Lawrence S. Speidell is a Partner and Director of Global/Systematic Portfolio Management and Research at NACM. Prior to joining NACM in 1994, Mr. Speidell spent ten years with Batterymarch Financial Management. He was also Senior Vice President and Portfolio Manager at Putnam Management Company from 1971 to 1983.


  John J. Kane, Senior Portfolio Manager, U.S. Systematic at NACM, has twenty-eight years of economic/investment experience. Prior to joining NACM in 1994, Mr. Kane was employed by ARCO Investment Management Company and General Electric Company.


  Mark W. Stuckelman, Portfolio Manager, U.S. Systematic, joined NACM in 1995. Prior to joining NACM, he was employed for five years with Wells Fargo Bank's Investment Management Group, Fidelity Management Trust Co., and BARRA, Inc.


  The following individual has served as fund manager for the SELECT CAPITAL APPRECIATION FUND since the Fund's inception in April 1995:


  James P. Goff joined JCC in 1988. He has managed the Janus Enterprise Fund since 1992 and has co-managed the Janus Venture Fund from December 1993 to January 1997. Mr. Goff is a Chartered Financial Analyst.

  The following portfolio managers are involved in the invutilized for the SELECT INTERNATIONAL EQUITY FUND:


  Christopher Reilly, Chief Investment Officer, joined Bank of Ireland in 1980 and has had overall responsibility for asset management since 1985. Previously, he worked in the United Kingdom in stockbrokering and investment management.


  Denis Donovan, Director - Portfolio Management, received an MBA from University College Dublin. Prior to joining Bank of Ireland in 1985, he spent more than thirteen years in the money market and foreign exchange operations of the Central Bank of Ireland, the Irish equivalent of the U.S. Federal Reserve. He has overall responsibility for the portfolio management function for all of BIAM's client base.

  John O'Callaghan is a graduate of Trinity College, Dublin and is a Chartered Financial Analyst. He joined Bank of Ireland in 1987.

  Peter Wood joined Bank of Ireland in 1985 after spending five years with another leading investment management firm. He is responsible for portfolio construction.

                                                      __________________________
                                        19            Allmerica Investment Trust

  The following individuals have served as members of a committee of fund managers for the SELECT GROWTH FUND since July 1, 1996:

  Carol C. McMullen, Managing Director, has been an investment professional with Putnam since 1995. Prior to 1995, Ms. McMullen was Senior Vice President of Baring Asset Management.

  Beth Cotner, Senior Vice President, has been with Putnam since 1995. Prior to 1995, Ms. Cotner was Executive Vice President at Kemper Financial Services.

  Manual Weiss, Senior Vice President, has been an investment professional with Putnam since 1987.


  The following individuals have served as members of a committee of fund managers of the SELECT GROWTH AND INCOME FUND since September 1994:


  John A. Levin, President, has been with JAL since 1982 and has thirty-two years of investment experience.


  Melody L. Prenner Sarnell, Executive Vice President, has been with JAL since 1984. Prior to joining JAL, Ms. Sarnell was employed by John M. Blewer, Inc.



  Jeffrey A. Kigner, Executive Vice President, has been with JAL since 1984. Prior to 1984, Mr. Kigner was employed by Carlin & Co.

  The following individuals have served as members of a committee of fund managers for the SELECT INCOME FUND since the Fund's inception in August 1992:

  Edward H. Ladd, Chairman and Managing Director, joined SAW in 1962 and is the firm's economist. He also assists clients in establishing investment strategies. Mr. Ladd is a Director of the Federal Reserve Bank of Boston, New England Electric System, Greylock Management, and Harvard Management Corporation and a member of SAW's Executive Committee.

  George W. Noyes, President and Managing Director, joined SAW in 1970 and directs bond policy formulation and manages institutional bond portfolios at SAW. Mr. Noyes is Vice Chairman of the ICFA Research Foundation and serves on SAW's Executive Committee.

  Dolores S. Driscoll, Managing Director, joined SAW in 1974 and manages fixed-income portfolios with specific emphasis on mortgage pass-throughs and original issue discount bonds. Ms. Driscoll also serves on SAW's Executive Committee.

  Richard C. Doll, Manager, joined SAW in 1984 and is a portfolio manager with research responsibilities in convertible bonds. Prior to joining SAW, Mr. Doll was a Vice President with the Bank of New England.

  Maria D. Furman, Vice President and Director, joined SAW in 1976. She is head of the tax-exempt area and manages insurance and pension fund accounts. Ms. Furman currently serves on SAW's Executive Committee.

  The following individual has served as fund manager for the MONEY MARKET FUND since March, 1995:

  John C. Donohue, Assistant Vice President of AAM, was a portfolio manager at CS First Boston Investment Management prior to joining AAM in 1995.

                            HOW ARE SHARES VALUED?

  The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open for trading.

__________________________
Allmerica Investment Trust             20

  Equity securities are valued on the basis of their market value if market quotations are readily available. In other cases, they are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be performed by persons acting pursuant to the direction of the Trustees. Debt securities (other than short-term obligations) normally are valued on the basis of valuations formulated by a pricing service which utilizes data processing methods to determine valuations for normal, institutional-size trading units of such securities. Such methods include the use of market transactions for comparable securities and various relationships between securities which generally are recognized by institutional traders. All securities of the Money Market Fund are valued at amortized cost. Debt obligations in the other Funds having a remaining maturity of 60 days or less are valued at amortized cost when it is determined that amortized cost approximates fair value. Short-term obligations of the other Funds having a remaining maturity of more than 60 days are marked to market based upon readily available market quotations for such obligations or similar securities.

  Unlike the Money Market Fund which attempts to maintain a stable net asset value, the net asset value of the other Funds will fluctuate.

                    TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

  It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, so that the Trust will not be subject to federal income tax on any net income and any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Dividends out of net investment income will be declared and paid quarterly in the case of the Select Growth and Income Fund and Select Income Fund; annually in the case of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, and Select Growth Fund; and daily in the case of the Money Market Fund. Distributions of net capital gains for the year, if any, are made annually. All dividends and capital gain distributions are applied to purchase additional Fund shares at net asset value as of the payment date. Fund shares are held by the Separate Accounts and any distributions are reinvested automatically by the Separate Account. Tax consequences to investors in the Separate Accounts which are invested in the Trust are described in the prospectuses for such Accounts.

                         SALE AND REDEMPTION OF SHARES

  Shares of the Funds are sold in a continuous offering and currently may be purchased only by Allmerica Select Separate Accounts. The Separate Accounts are the funding mechanisms for variable annuity contracts. The Separate Accounts invest in shares of one or more of the Funds. Shares of each Fund are sold at their net asset value as next computed after receipt of the purchase order without the addition of any selling commission or "sales load." The Distributor, Allmerica Investments, Inc., at its expense, may provide promotional incentives to dealers that sell variable annuity contracts for which the Funds serve as investment vehicles.


  Shares of the Trust are also currently being issued to Separate Accounts of Allmerica Financial Life, First Allmerica, and subsidiaries of First Allmerica which issue variable or group annuity policies or variable premium life insurance policies ("mixed funding"). Although neither Allmerica Financial Life nor the Trust currently foresees any disadvantage, it is conceivable that in the future such mixed funding may be disadvantageous for variable or group annuity policyowners or variable premium life insurance policyowners ("Policyowners"). The Trustees of the Trust intend to monitor events in order to identify any conflicts that may arise between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable annuity and variable premium life separate accounts, Allmerica Financial Life would pay the attendant expenses.

  The Trust redeems shares of each Fund at its net asset value as next computed after receipt of the request for redemption. The redemption price may be more or less than the shareholder's cost. No fee is charged by the Trust on redemption. The variable contracts funded through the Separate Accounts are sold subject to certain fees and charges, which may include sales and redemption charges as described in the prospectuses for such Separate Accounts.

                                                      __________________________
                                       21             Allmerica Investment Trust

  Redemption payments will be paid within seven days after receipt of the written request therefor by the Trust, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                        HOW IS PERFORMANCE DETERMINED?

  Each Fund's performance may be quoted in advertising. A Fund's performance may be compared with the performance of other investments or relevant indices. All performance information is based on historical results and is not intended to indicate future performance.

  For Funds other than the Money Market Fund, "yield" is calculated by dividing a Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. For the Money Market Fund, "yield" represents an annualization of the change in value of an investment (excluding any capital changes) in the Fund for a specific seven-day period; "effective yield" compounds that yield for a year and is, for that reason, greater than the Fund's yield.

  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming all dividends and capital gain distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical, annually-compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's return, they are not the same as actual year-by-year results.


  YIELDS AND TOTAL RETURNS QUOTED FOR THE FUNDS INCLUDE THE EFFECT OF DEDUCTING THE FUNDS' EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO A PARTICULAR INSURANCE PRODUCT. SINCE SHARES OF THE FUNDS CAN BE PURCHASED ONLY THROUGH A VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE CONTRACT, YOU SHOULD REVIEW CAREFULLY THE PROSPECTUS FOR THE SEPARATE ACCOUNTS FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. INCLUDING THESE CHARGES IN THE QUOTATIONS OF THE FUNDS' YIELDS AND TOTAL RETURNS WOULD HAVE THE EFFECT OF DECREASING PERFORMANCE. PERFORMANCE INFORMATION FOR THE FUNDS MUST ALWAYS BE ACCOMPANIED BY, AND BE REVIEWED WITH, PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNTS WHICH INVEST IN THE FUNDS.

                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 11, 1984 (the "Trust Declaration"). A copy of the Trust Declaration is on file with the Secretary of the Commonwealth of Massachusetts.


  The Trust has an unlimited authorized number of shares of beneficial interest which may be divided into an unlimited number of series of such shares, and which are divided presently into twelve series of shares, one series underlying each Fund. Five of the series are not available under Allmerica Select and are not included in this Prospectus. The Trust's shares are entitled to one vote per share (with proportional voting for fractional shares). The rights accompanying Fund shares are vested legally in the Separate Accounts. As a matter of policy, however, holders of variable annuity contracts funded through the Separate Accounts have the right to instruct the Separate Accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants in the Separate Accounts are set forth more fully in the prospectuses relating to those Accounts. See "Organization of the Trust" in the SAI for the definition of a "majority vote" of shareholders.

  The Trust is not required to hold annual meetings of shareholders. The Trustees or shareholders holding at least 10% of the outstanding shares may call special meetings of shareholders.

__________________________
Allmerica Investment Trust             22

FUND RECORDKEEPING AGENT

  FDISG, a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share and maintains general accounting records for each Fund. FDISG is entitled to receive an annual Fund recordkeeping fee based on Fund assets and certain out-of-pocket expenses.

CUSTODIAN

  Bankers Trust Company, 130 Liberty Street, New York, New York 10006, is the Custodian of the investment securities and other assets of the Trust.

                            INVESTMENT RESTRICTIONS

  The following is a description of certain investment restrictions which are fundamental and may not be changed with respect to a Fund without shareholder approval. For a description of certain other investment restrictions, reference should be made to the SAI.

     1. No Fund will concentrate its investments in particular industries, including debt obligations of supranational entities and foreign governments, but a Fund may invest up to 25% of the value of its total assets in a particular industry. The restriction does not apply to investments in obligations issued or guaranteed by the United States of America, its agencies or instrumentalities, or to investments by the Money Market Fund in securities issued or guaranteed by domestic branches of U.S. banks.

     2.   As to 75% of the value of its total assets (100% for the Money
Market Fund), no Fund will invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by or guaranteed as to principal or interest by the United States Government or any agency or instrumentality thereof) or acquire more than 10% of the voting securities of any issuer. The remaining 25% of assets (other than for the Money Market Fund) may be invested in the securities of one or more issuers without regard to such limitations.

  These limitations apply as of the time of purchase. If through market action the percentage limitations are exceeded, the Fund will not be required to reduce the amount of its holdings in such investments.

                  CERTAIN INVESTMENT STRATEGIES AND POLICIES

REPURCHASE AGREEMENTS (APPLICABLE TO ALL FUNDS) AND REVERSE REPURCHASE AGREEMENTS (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND)

  Each Fund may invest in repurchase agreements, under which the Fund acquires ownership of a security (ordinarily U.S. Government securities) but the seller agrees, at the time of sale to purchase the security at a mutually agreed upon time and price. Should any seller of a repurchase agreement fail to repurchase the underlying security, or should any seller become insolvent or involved in a bankruptcy proceeding, a Fund could incur disposition costs and losses. Repurchase agreements maturing in more than seventy days are subject to the 15% (10% for the Money Market Fund) limit on illiquid securities.


  When the Select Capital Appreciation Fund invests in a reverse repurchase agreement, it sells a security to another party such as a banker or broker-dealer in return for cash and agrees to buy the security back at a future date and price. Reverse repurchase agreement transactions can be considered a form of borrowing by the Fund. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as treasury bills and notes.

                                                      __________________________
                                       23             Allmerica Investment Trust

"WHEN-ISSUED" SECURITIES (APPLICABLE TO ALL FUNDS)

  Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery and payment normally take place 15 to 45 days after the commitment to purchase. No income accrues on when-issued securities prior to delivery. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed resulting in a decline in the market value of the security. There is also the risk that under some circumstances the purchase of when-issued securities may act to leverage the Fund.

LENDING OF SECURITIES (APPLICABLE TO ALL FUNDS)

  For the purpose of realizing additional income, the Funds may lend portfolio securities to broker-dealers or financial institutions amounting to not more than 30% of their respective total assets taken at current value. While any such loan is outstanding, a Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. Each Fund will have the right to call each loan and obtain the securities. Lending portfolio securities involves certain risks, including possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made in accordance with guidelines established by the Board of Trustees.

FOREIGN SECURITIES (APPLICABLE TO EACH FUND EXCEPT THE MONEY MARKET FUND)

  Investments in foreign markets involve substantial risks typically not associated with investing in the U.S. which should be considered carefully by the investor. Such risks may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potentially adverse changes in tax and exchange control regulations, and the potentially for restrictions on the flow of international capital. Foreign securities also involve currency risks. Accordingly, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund, depending on the extent of the Fund's foreign investments. Some foreign securities exchanges may not be as developed or efficient as those in the U.S. and securities traded on foreign securities exchanges generally are subject to greater price volatility. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets. Investments in emerging countries involve exposure to economic structures that are generally less diverse and mature than in the U.S., and to political systems which may be less stable. In addition, securities of issuers located in emerging countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.


  The Funds may buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts and options thereon and, in addition, the Select Capital Appreciation Fund may invest in foreign currency forward contracts. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain which might result should the value of the currency increase. Such instruments will be used primarily to protect a Fund from adverse currency movements; however, they also involve the risk that anticipated currency movements will not be accurately predicted, thus adversely affecting a Fund's total return. See "Options and Futures Transactions."

  The Funds' investments may include ADRs. For many foreign securities, there are U.S. dollar-denominated ADRs which are traded in the United States on exchanges or over the counter. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. An ADR may be sponsored by the issuer of the underlying foreign security, or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges. Each Fund may invest in both sponsored and unsponsored ADRs. The Select International Equity Fund and the Select Capital Appreciation Fund also may utilize EDRs, which are designed for use in European securities markets, and also may invest in GDRs.

__________________________
Allmerica Investment Trust             24

  Obligations in which the Select Income Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.


OPTIONS AND FUTURES TRANSACTIONS (APPLICABLE TO EACH FUND EXCEPT THE MONEY MARKET FUND) AND FORWARD CONTRACTS AND SWAPS (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND)

  Through the writing and purchase of put and call options on its securities, financial indices, and foreign currencies, and the purchase and sale of futures contracts and related options with respect to securities, financial indices and (in the case of the Select Capital Appreciation Fund) foreign currencies in which it may invest, each Fund except the Money Market Fund at times may seek to hedge against fluctuations in net asset value. Each Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Funds will be able to utilize these instruments effectively for the purposes stated above.

  Additionally, the Select Capital Appreciation Fund may invest in forward contracts and swaps which may expose the Fund to additional investment risks and transaction costs.

  Risks inherent in the use of futures, options, forward contracts and swaps ("derivative instruments") include (1) the risk that interest rates, securities prices, and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates, or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

  The Fund will purchase futures and options only on exchanges or boards of trade when there appears to be an active secondary market, but there can be no assurance that a liquid secondary market will exist for any future or option at any particular time.

  In connection with transactions in futures and related options, the Funds will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the future contract.

  A more detailed explanation of futures, options, and other derivative instruments, and the risks associated with them, is included in the SAI.


RESTRICTED SECURITIES (APPLICABLE TO EACH FUND EXCEPT THE MONEY MARKET
FUND)


  The Funds also may purchase fixed-income securities that are not registered under the 1933 Act ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, each Fund will not invest more than 15% of its assets in restricted securities (as defined in its investment restrictions) unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be responsible ultimately for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will monitor carefully a Fund's investments in securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect

                                                      __________________________
                                       25             Allmerica Investment Trust
of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. As a result, a Fund might not be able to sell these securities when its Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment at times may play a greater role in valuing these securities than in the case of unrestricted securities.

INVESTMENT IN MONEY MARKET SECURITIES (APPLICABLE TO ALL FUNDS)

  Any Fund may hold at least a portion of its assets in cash equivalents or money market instruments. There is always the risk that the issuer of a money market instrument may be unable to make payment upon maturity.

  The Money Market Fund may hold uninvested cash reserves pending investment during temporary, defensive periods or if, in the opinion of the Sub-Adviser, suitable securities are not available for investment. Securities in which the Money Market Fund may invest may not earn as high a level of current income as long term, lower quality securities which, however, generally have less liquidity, greater market risk, and more fluctuation in market value.

  Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Select Capital Appreciation Fund and other funds advised by Janus Capital may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

HIGH YIELD SECURITIES (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND, SELECT GROWTH FUND, AND SELECT GROWTH AND INCOME FUND)

  Corporate debt securities purchased by the Select Capital Appreciation Fund, the Select Growth Fund, and the Select Growth and Income Fund will be rated at the time of purchase B or better by Moody's or S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality under guidelines established for the Funds. The Select Growth Fund and the Select Growth and Income Fund may not invest more than 15% of their assets and the Select Capital Appreciation Fund may not invest more than 35% of its assets at the time of investment in securities rated below Baa by Moody's or BBB by S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality. Securities rated B by Moody's or S&P (or equivalently by another NRSRO) are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal and generally will involve more credit risk than securities in the higher rating categories.


  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities, commonly known as "high yield" securities or "junk bonds," and the asset value of the Select Capital Appreciation Fund, the Select Growth Fund, and Select Growth and Income Fund. Many issuers of high yield corporate debt securities are leveraged substantially at times, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress.

  The lack of a liquid secondary market in certain lower-rated securities may have an adverse impact on their market price and the ability of a Fund to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the credit-worthiness of the issuer. In addition, a less liquid market may interfere with the ability of a Fund to value accurately high yield securities and, consequently, value a Fund's assets. Furthermore, adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. It is reasonable to expect any recession to disrupt severely the market for high yield fixed-income securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of price of these securities.

__________________________
Allmerica Investment Trust             26

  The Funds also may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments generally is rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-Adviser may treat such securities as unrated debt. Unrated debt securities and securities with different ratings from more than one agency will be included in the 15% and 35% limits of the Funds as stated above, unless such Fund's Sub-Adviser deems such securities to be the equivalent of investment grade securities. See the Appendix for a description of the bond ratings.

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES (APPLICABLE TO THE SELECT INCOME FUND)


  The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in asset-backed securities. The Fund will not invest more than 10% of its total assets in asset-backed securities.

  The Fund also may invest in mortgage-backed securities which are debt obligations secured by real estate loans and pools of loans on single family homes, multi-family homes, mobile homes, and in some cases, commercial properties. The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

  Mortgage-backed securities are in most cases "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yields of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages that underlie securities purchased at a premium could result in losses.

  The Fund also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac, and Ginnie Mae, including guaranteed collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates, when consistent with the Fund's investment objective, policies, and limitations. A CMO is a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payment on underlying collateral to different series or classes of obligations. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

  CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, and Ginnie Mae are types of multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund currently does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac, or Ginnie Mae guaranteed mortgage pass-through certificates. The obligations of Fannie Mae, Freddie Mac, or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac, or Ginnie Mae, respectively.

                                                      __________________________
                                       27             Allmerica Investment Trust

  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available otherwise.

  For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

  Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes). This Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

  REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. There can be no assurance that the United States Government will continue to provide financial support to Fannie Mae, Freddie Mac, or Ginnie Mae in the future.

STRIPPED MORTGAGE-BACKED SECURITIES (APPLICABLE TO THE SELECT INCOME FUND)

  The Fund may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

  SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayment on the related underlying mortgage assets), and a rapid rate of principal payments may have a material, adverse effect on a portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup fully their initial investment in these securities even if the security is in one of the highest rating categories. Certain SMBS may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities. The market value of the PO class generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields in other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be recouped fully. The Sub-Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.


HEDGING TECHNIQUES AND INVESTMENT PRACTICES (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND AND SELECT INTERNATIONAL EQUITY FUND)

  The Select International Equity Fund and the Select Capital Appreciation Fund may employ certain strategies in order to manage exchange rate risks. For example, the Funds may hedge some or all of their investments denominated in a foreign currency against a decline in the value of that currency. The Funds may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options on futures contracts with respect to such currency ("position hedge"). The Funds also could hedge that position by selling a second currency, that is expected to perform similarly to the currency in which portfolio investments are denominated for U.S. dollars ("proxy hedge"). The Funds also may enter

__________________________
Allmerica Investment Trust             28
into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if their Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). As an operational policy, the Funds will not commit more than 10% of their assets to the consummation of cross-hedge contracts and either will cover currency hedging transactions with liquid portfolio securities denominated in or whose value is tied to the applicable currency or segregate liquid assets in the amount of such commitments. In addition, when the Funds anticipate repurchasing securities denominated in a particular currency, the Funds may enter into a forward contract to purchase such currency in exchange for the dollar or another currency ("anticipatory hedge").

  These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may have an adverse impact on a Fund's performance if their Sub-Adviser's projection of future exchange rates is inaccurate.

                                                      __________________________
                                       29             Allmerica Investment Trust

                                   APPENDIX

  Descriptions of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") commercial paper and bond ratings:


COMMERCIAL PAPER RATINGS


  MOODY'S EMPLOYS THREE DESIGNATIONS, ALL JUDGED TO BE INVESTMENT GRADE, TO INDICATE THE RELATIVE REPAYMENT CAPACITY OF RATED ISSUERS. THE TWO HIGHEST DESIGNATIONS ARE AS FOLLOWS:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earning coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject more to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P COMMERCIAL PAPER RATINGS ARE GRADED INTO SEVERAL CATEGORIES, RANGING FROM "A-1" FOR THE HIGHEST QUALITY OBLIGATIONS TO "D" FOR THE LOWEST. THE TWO HIGHEST RATING CATEGORIES ARE DESCRIBED AS FOLLOWS:

       A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

       A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


MUNICIPAL OBLIGATIONS

  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in the short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the long run. Symbols used will be as follows:

       MIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

       MIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

__________________________
Allmerica Investment Trust              30

  A short-term rating also may be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event that demand is not met. VMIG-1 and VMIG-2 ratings carry the same definitions as MIG-1 and MIG-2, respectively.


DESCRIPTION OF MOODY'S BOND RATINGS

   Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

   Baa - Bonds that are rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

  Those bonds within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.


DESCRIPTION OF S&P'S DEBT RATINGS

   AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

   A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

__________________________
Allmerica Investment Trust              31

   BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

__________________________
Allmerica Investment Trust              32

                          ALLMERICA INVESTMENT TRUST
                              440 Lincoln Street
                        Worcester, Massachusetts 01653
                                (508) 855-1000

Allmerica Investment Trust (the "Trust") is a professionally managed, open-end investment company designed to provide the underlying investment vehicles for insurance-related accounts. The ten separate portfolios of the Trust (collectively, the "Funds" and individually, the "Fund") currently offered by this Prospectus are as follows:

                         SELECT AGGRESSIVE GROWTH FUND
                       SELECT CAPITAL APPRECIATION FUND
                       SELECT INTERNATIONAL EQUITY FUND
                              SELECT GROWTH FUND
                                  GROWTH FUND
                               EQUITY INDEX FUND
                              SELECT INCOME FUND
                         INVESTMENT GRADE INCOME FUND
                             GOVERNMENT BOND FUND
                               MONEY MARKET FUND

 Currently, shares of each Fund may be purchased only by the separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), an indirect, wholly-owned subsidiary of First Allmerica, for the purpose of funding variable annuity or variable life insurance policies. A particular Fund may not be available under the variable annuity or variable life insurance policy which you have chosen. The Prospectus of the specific insurance product you have chosen will indicate which Funds are available, and should be read in conjunction with this Prospectus. Please check with your insurance company for availability of Funds. Inclusion in this Prospectus of a Fund which is not available under your policy is not to be considered a solicitation.

 This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Certain additional information is contained in the Statement of Additional Information dated May 1, 1997 (the "SAI"), which has been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available upon request without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.

 Investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO VARIOUS RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

 THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 1997

                                                      --------------------------
                                                      Allmerica Investment Trust

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS...............................................................   3
HOW ARE THE FUNDS MANAGED?.........................................................  10
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?...................................  11
   Select Aggressive Growth Fund...................................................  11
   Select Capital Appreciation Fund................................................  12
   Select International Equity Fund................................................  13
   Select Growth Fund..............................................................  14
   Growth Fund.....................................................................  15
   Equity Index Fund...............................................................  16
   Select Income Fund..............................................................  17
   Investment Grade Income Fund....................................................  19
   Government Bond Fund............................................................  20
   Money Market Fund...............................................................  20
MANAGEMENT FEES AND EXPENSES.......................................................  21
FUND MANAGER INFORMATION...........................................................  24
HOW ARE SHARES VALUED?.............................................................  26
TAXES AND DISTRIBUTIONS TO SHAREHOLDERS............................................  27
SALE AND REDEMPTION OF SHARES......................................................  27
HOW IS PERFORMANCE DETERMINED?.....................................................  27
ORGANIZATION AND CAPITALIZATION OF THE TRUST.......................................  28
INVESTMENT RESTRICTIONS............................................................  29
CERTAIN INVESTMENT STRATEGIES AND POLICIES.........................................  29
APPENDIX...........................................................................  36






--------------------------
Allmerica Investment Trust            2

                             FINANCIAL HIGHLIGHTS

 The following Financial Highlights have been audited by Price Waterhouse LLP, the independent accountants of the Trust. This information should be read in conjunction with the financial statements and notes thereto which appear in the Policyowner's annual report for the year ended December 31, 1996 ("Annual Report"), and which are incorporated by reference in the Trust's SAI. Further information about the performance of the Funds is contained in the Annual Report which may be obtained without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.













                                                      --------------------------
                                      3               Allmerica Investment Trust

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                                     Income from Investment Operations
                             --------------------------------------------------

                                                       Net Realized
                                Net                        and
                               Asset                    Unrealized
                               Value         Net       Gain (Loss)   Total from
        Year Ended           Beginning   Investment         on       Investment
       December 31,           of Year     Income/(2)/  Investments   Operations
       ------------          ---------   -----------   -----------   ----------
     Select Aggressive
      Growth Fund/(1)/
           1996               $1.848      $(0.009)       $ 0.351      $ 0.342
           1995                1.397       (0.001)         0.452        0.451
           1994                1.431       (0.002)        (0.032)      (0.034)
           1993                1.197        0.001          0.234        0.235
           1992                1.000        0.001          0.197        0.198
      Select Capital
   Appreciation Fund/(1)/
           1996                1.369       (0.003)         0.124        0.121
           1995                1.000       (0.001)         0.397        0.396
   Select International
      Equity Fund/(1)/
           1996                1.136        0.011          0.238        0.249
           1995                0.963        0.013          0.176        0.189
           1994                1.000        0.003         (0.038)      (0.035)
   Select Growth Fund/(1)/
           1996                1.369        0.005          0.297        0.302
           1995                1.099           --          0.270        0.270
           1994                1.119        0.003         (0.020)      (0.017)
           1993                1.111        0.001          0.008        0.009
           1992                1.000        0.001          0.111        0.112
      Growth Fund/(1)/
           1996                2.176        0.047          0.386        0.433
           1995                1.814        0.049          0.539        0.588
           1994                1.939        0.043         (0.041)       0.002
           1993                2.034        0.039          0.095        0.134
           1992                1.976        0.034          0.105        0.139
           1991                1.471        0.038          0.548        0.586
           1990                1.558        0.041         (0.047)      (0.006)
           1989                1.308        0.043          0.289        0.332
           1988                1.147        0.037          0.200        0.237
           1987                1.308        0.035          0.011        0.046


                                                Less Distributions
                                ------------------------------------------------------                      Net
                                            Distributions                                                 Increase
                                Dividends      from Net                                                  (Decrease)
                                from Net       Realized       Distributions                                  in
        Year Ended             Investment      Capital             in         Return of       Total       Net Asset
       December 31,              Income         Gains            Excess        Capital   Distributions      Value
       ------------            ----------   -------------       --------       -------   -------------    --------
     Select Aggressive
      Growth Fund/(1)/
           1996                 $    --        $(0.153)        $    --        $    --       $(0.153)      $ 0.189
           1995                      --             --              --             --            --         0.451
           1994                      --             --              --             --            --        (0.034)
           1993                  (0.001)            --              --             --        (0.001)        0.234
           1992                  (0.001)            --              --             --        (0.001)        0.197
      Select Capital
   Appreciation Fund/(1)/
           1996                      --         (0.005)             --             --        (0.005)        0.116
           1995                      --         (0.027)             --             --        (0.027)        0.369
   Select International
      Equity Fund/(1)/
           1996                  (0.012)        (0.003)         (0.014)/(3)/       --        (0.029)        0.220
           1995                  (0.011)        (0.005)             --             --        (0.016)        0.173
           1994                  (0.001)        (0.001)             --             --        (0.002)       (0.037)
   Select Growth Fund/(1)/
           1996                  (0.005)        (0.236)             --             --        (0.241)        0.061
           1995                      --             --              --             --            --         0.270
           1994                  (0.003)            --              --             --        (0.003)       (0.020)
           1993                  (0.001)            --              --             --        (0.001)        0.008
           1992                  (0.001)            --              --             --        (0.001)        0.111
      Growth Fund/(1)/
           1996                  (0.048)        (0.228)             --             --        (0.276)        0.157
           1995                  (0.049)        (0.177)             --             --        (0.226)        0.362
           1994                  (0.043)        (0.084)             --             --        (0.127)       (0.125)
           1993                  (0.039)        (0.180)             --         (0.010)       (0.229)       (0.095)
           1992                  (0.034)        (0.047)             --             --        (0.081)        0.058
           1991                  (0.039)        (0.042)             --             --        (0.081)        0.505
           1990                  (0.041)        (0.040)             --             --        (0.081)       (0.087)
           1989                  (0.046)        (0.036)             --             --        (0.082)        0.250
           1988                  (0.037)        (0.039)             --             --        (0.076)        0.161
           1987                  (0.035)        (0.172)             --             --        (0.207)       (0.161)

-------------------------------------------------------

*    Annualized
**    Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995. The Select International Equity Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21, 1992 and changed Investment Sub-Adviser on July 1, 1996. The Growth Fund changed Investment Sub-Adviser on April 1, 1988.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth Fund; and $0.046 in 1996 and $0.038 in 1993 for Growth Fund.
(3)  Distributions in excess of net investment income.
(4)  Unaudited.


--------------------------
Allmerica Investment Trust             4

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
         ------------------------------------------------------------

                         Ratios To Average Net Assets
              --------------------------------------------------

 Net Asset                 Net Assets
   Value                     End of         Net                                                            Portfolio      Average
   End of        Total        Year      Investment     Operating Expenses            Management Fee         Turnover   Commissions
    Year       Return(E)     (000's)      Income       (A)     (B)     (C)         Gross          Net         Rate        Rate/(D)/
 --------     -----------  -----------  -----------  -------  -----  -------  ---------------  ---------  ------------  -----------


 $ 2.037         18.55%      $407,442     (0.53)%      1.08%   1.08%   1.08%        1.00%         1.00%        113%       $0.0597
   1.848         32.28%       254,872     (0.07)%      1.09%     --    1.09%        1.00%         1.00%        104%            --
   1.397         (2.31)%      136,573     (0.21)%      1.16%     --    1.16%        1.00%         1.00%        100%            --
   1.431         19.51%        66,251      0.10%       1.19%     --    1.23%        1.00%         0.96%         76%            --
   1.197         19.85%**       9,270      0.34%*      1.35%*    --    1.88%*        N/A           N/A          33%            --

   1.485          8.80%       142,680     (0.32)%      1.13%   1.13%   1.13%        1.00%         1.00%         98%        0.0414
   1.369         39.56%**      41,376     (0.25)%*     1.35%*    --    1.42%*       1.00%*        0.93%*        95%            --

   1.356         21.94%       246,877      1.22%       1.20%   1.23%   1.23%        1.00%         1.00%         18%        0.0248
   1.136         19.63%       104,312      1.68%       1.24%     --    1.24%        1.00%         1.00%         24%            --
   0.963         (3.49)%**     40,498      0.87%*      1.50%*    --    1.78%*       1.00%*        0.72%*        19%            --

   1.430         22.02%       228,551      0.38%       0.92%   0.93%   0.93%        0.85%         0.85%        159%        0.0457
   1.369         24.59%       143,125      0.02%       0.97%     --    0.97%        0.85%         0.85%         51%            --
   1.099         (1.49)%       88,263      0.37%       1.03%     --    1.03%        0.85%         0.85%         55%            --
   1.119          0.84%        53,854      0.15%       1.05%     --    1.08%        0.85%         0.82%         65%            --
   1.111         11.25%**       9,308      0.40%*      1.20%*    --    1.72%*        N/A           N/A           3%            --

   2.333         20.19%       556,751      2.04%       0.48%   0.51%   0.51%        0.44%         0.44%         72%        0.0576
   2.176         32.80%       444,871      2.34%       0.54%     --    0.54%        0.46%         0.46%         64%            --
   1.814          0.16%       335,714      2.25%       0.56%     --    0.56%        0.48%         0.48%         46%            --
   1.939          6.66%       338,545      1.92%       0.54%     --    0.55%        0.49%         0.48%         42%            --
   2.034          7.11%       270,828      1.85%       0.58%     --    0.58%         N/A           N/A          19%            --
   1.976         40.44%       182,965      2.26%       0.57%     --    0.57%         N/A           N/A          24%            --
   1.471         (0.30)%       97,179      2.82%       0.60%     --    0.60%         N/A           N/A          39%            --
   1.558         25.64%        76,783      2.98%       0.71%     --    0.71%         N/A           N/A          33%            --
   1.308         20.80%/(4)/   52,439      2.93%       0.75%     --    0.75%         N/A           N/A          99%            --
   1.147          2.30%/(4)/   45,703      2.64%       0.43%     --    0.43%         N/A           N/A          28%            --


                                                      --------------------------
                                      5               Allmerica Investment Trust

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                               Income from Investment Operations
                             --------------------------------------
                                                       Net Realized
                                Net                        and
                               Asset                    Unrealized
                               Value         Net       Gain (Loss)   Total from
        Year Ended           Beginning   Investment         on       Investment
       December 31,           of Year     Income/(2)/  Investments   Operations
       ------------          ---------   ----------    ------------  ----------
   Equity Index Fund/(1)/
           1996                $1.827      $0.035        $ 0.370      $ 0.405
           1995                 1.468       0.035          0.474        0.509
           1994                 1.505       0.033         (0.018)       0.015
           1993                 1.409       0.032          0.102        0.134
           1992                 1.354       0.030          0.066        0.096
           1991                 1.080       0.032          0.279        0.311
           1990                 1.000       0.009          0.080        0.089
  Select  Income Fund/(1)/
           1996                 1.024       0.061         (0.029)       0.032
           1995                 0.930       0.060          0.095        0.155
           1994                 1.035       0.055         (0.105)      (0.050)
           1993                 0.988       0.052          0.055        0.107
           1992                 1.000       0.018         (0.012)       0.006
     Investment Grade
      Income Fund/(1)/
           1996                 1.117       0.070         (0.033)       0.037
           1995                 1.012       0.071          0.106        0.177
           1994                 1.111       0.066         (0.099)      (0.033)
           1993                 1.074       0.065          0.049        0.114
           1992                 1.085       0.075          0.013        0.088
           1991                 1.004       0.080          0.081        0.161
           1990                 1.011       0.083         (0.006)       0.077
           1989                 0.968       0.082          0.044        0.126
           1988                 0.974       0.084         (0.006)       0.078
           1987                 1.095       0.089         (0.080)       0.009


                                                 Less Distributions
                               ---------------------------------------------------------
                                                                                                              Net
                                            Distributions                                                   Increase
                                Dividends      from Net                                                    (Decrease)
                                from Net       Realized       Distributions                                    in
        Year Ended             Investment      Capital             in          Return of       Total       Net Asset
       December 31,              Income         Gains            Excess         Capital    Distributions     Value
       ------------            ----------     --------          --------       ---------   -------------   ---------
   Equity Index Fund/(1)/
           1996                  $(0.035)      $(0.032)        $    --         $    --       $(0.067)      $ 0.338
           1995                   (0.035)       (0.047)         (0.002)/(3)/    (0.066)       (0.150)        0.359
           1994                   (0.033)       (0.019)             --              --        (0.052)       (0.037)
           1993                   (0.031)       (0.007)             --              --        (0.038)        0.096
           1992                   (0.031)       (0.010)             --              --        (0.041)        0.055
           1991                   (0.032)       (0.005)             --              --        (0.037)        0.274
           1990                   (0.009)           --              --              --        (0.009)        0.080
  Select Income Fund/(1)/
           1996                   (0.061)           --              --              --        (0.061)       (0.029)
           1995                   (0.060)           --          (0.001)/(4)/        --        (0.061)        0.094
           1994                   (0.055)           --              --              --        (0.055)       (0.105)
           1993                   (0.052)       (0.008)             --              --        (0.060)        0.047
           1992                   (0.018)           --              --              --        (0.018)       (0.012)
     Investment Grade
      Income Fund/(1)/
           1996                   (0.070)           --              --              --        (0.070)       (0.033)
           1995                   (0.071)           --          (0.001)             --        (0.072)        0.105
           1994                   (0.066)           --              --              --        (0.066)       (0.099)
           1993                   (0.065)       (0.012)             --              --        (0.077)        0.037
           1992                   (0.075)       (0.024)             --              --        (0.099)       (0.011)
           1991                   (0.080)           --              --              --        (0.080)        0.081
           1990                   (0.084)           --              --              --        (0.084)       (0.007)
           1989                   (0.083)           --              --              --        (0.083)        0.043
           1988                   (0.084)           --              --              --        (0.084)       (0.006)
           1987                   (0.093)       (0.037)             --              --        (0.130)       (0.121)

-----------------------------------------------------

*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1) The Equity Index Fund commenced operations on September 28, 1990. The Select Income Fund commenced operations on August 21, 1992. The Investment Grade Income Fund was formerly known as Income Appreciation Fund.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.031 in 1993, $0.028 in 1992, and $0.031 in 1991 for Equity Index Fund; $0.060 in 1995, $0.055 in 1994,
     $0.050 in 1993, and $0.015 in 1992 for Select Income Fund; and $0.065 in 1993 for Investment Grade Income Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.
(5)  Unaudited.

--------------------------
Allmerica Investment Trust            6

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
      -------------------------------------------------------------------
                         Ratios To Average Net Assets
            ------------------------------------------------------

 Net Asset                 Net Assets
   Value                     End of        Net                                                            Portfolio      Average
   End of       Total         Year     Investment     Operating Expenses            Management Fee         Turnover     Commissions
    Year       Return/(E)/   (000's)     Income       (A)     (B)     (C)         Gross          Net         Rate        Rate/(D)/
   ------     ------------ ----------  -----------  -------  -----  -------  ---------------  ---------  ------------  -----------

   $ 2.165       22.30%     $151,130      1.79%       0.46%  0.46%    0.46%        0.32%        0.32%          12%      $0.0395
     1.827       36.18%       90,889      1.96%       0.55%    --     0.55%        0.34%        0.34%           8%           --
     1.468        1.06%       52,246      2.25%       0.57%    --     0.57%        0.35%        0.35%           7%           --
     1.505        9.53%       42,842      2.28%       0.57%    --     0.63%        0.35%        0.29%           4%           --
     1.409        7.25%       22,393      2.47%       0.57%    --     0.75%         N/A          N/A            6%           --
     1.354       29.16%        9,700      2.73%       0.55%    --     0.64%         N/A          N/A            6%           --
     1.080        8.90%**      5,469      3.39%  *    0.38%*   --     0.38%*        N/A          N/A         0.24%           --

     0.995        3.32%       77,498      6.29%       0.74%  0.74%    0.74%        0.60%        0.60%         108%           --
     1.024       16.96%       60,368      6.24%       0.79%    --     0.80%        0.60%        0.59%         131%           --
     0.930       (4.82)%      40,784      6.07%       0.83%    --     0.85%        0.60%        0.58%         105%           --
     1.035       10.95%       25,302      5.91%       0.91%    --     1.08%        0.60%        0.43%         171%           --
     0.988        0.62%**      5,380      5.38%  *    1.00%*   --     1.67%*        N/A          N/A          119%           --


     1.084        3.56%      157,327      6.50%       0.52%  0.52%    0.52%        0.40%        0.40%         108%           --
     1.117       17.84%      141,625      6.66%       0.53%    --     0.53%        0.41%        0.41%         126%           --
     1.012       (2.96)%     109,972      6.25%       0.58%    --     0.58%        0.42%        0.42%         129%           --
     1.111       10.80%      107,124      6.16%       0.54%    --     0.55%        0.45%        0.44%          55%           --
     1.074        8.33%       52,874      7.25%       0.59%    --     0.59%         N/A          N/A           71%           --
     1.085       16.75%       29,018      8.10%       0.60%    --     0.60%         N/A          N/A           52%           --
     1.004        8.02%       18,226      9.14%       0.56%    --     0.56%         N/A          N/A            5%           --
     1.011       13.52%       13,171      8.67%       0.78%    --     0.78%         N/A          N/A            4%           --
     0.968        8.20%/(5)/   8,951      8.57%       0.77%    --     0.77%         N/A          N/A           12%           --
     0.974        1.00%/(5)/   8,118      8.37%       0.55%    --     0.55%         N/A          N/A           54%           --










                                                      --------------------------
                                      7               Allmerica Investment Trust

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                                  Income from Investment Operations
                             -------------------------------------------

                                                          Net
                                                        Realized
                                Net                       and
                                Asset                  Unrealized
                                Value        Net       Gain (Loss)   Total from
       Year Ended            Beginning   Investment         on       Investment
      December 31,            of Year     Income/(3)/  Investments   Operations
     --------------          ---------    -----------  -----------   ----------

     Government
     Bond Fund/(1)/
     1996                       $1.062      $0.062         $(0.026)     $ 0.036
     1995                        0.997       0.062           0.066        0.128
     1994                        1.070       0.063          (0.073)      (0.010)
     1993                        1.051       0.055           0.024        0.079
     1992                        1.047       0.057           0.009        0.066
     1991                        1.000       0.022           0.051        0.073
     Money Market
     Fund
     1996                        1.000       0.052              --        0.052
     1995                        1.000       0.057              --        0.057
     1994                        1.000       0.039              --        0.039
     1993                        1.000       0.030              --        0.030
     1992                        1.000       0.037              --        0.037
     1991                        1.000       0.060              --        0.060
     1990                        1.000       0.078              --        0.078
     1989                        1.000       0.086              --        0.086
     1988                        1.000       0.071              --        0.071
     1987                        1.000       0.061              --        0.061


                                                   Less Distributions
                               --------------------------------------------------------
                                                                                                              Net
                                           Distributions                                                   Increase
                                Dividends    from Net                                                     (Decrease)
                                 from Net    Realized      Distributions                                      in
         Year Ended             Investment    Capital           in            Return of        Total       Net Asset
        December 31,             Income       Gains           Excess           Capital      Distributions    Value
      --------------            ----------   --------      -------------      ---------     -------------  ---------

      Government
      Bond Fund/(1)/
         1996                      $(0.062)    $    --         $    --          $    --         $(0.062)   $(0.026)
         1995                       (0.062)         --          (0.001)/(4)/         --          (0.063)     0.065
         1994                       (0.063)         --              --               --          (0.063)    (0.073)
         1993                       (0.055)     (0.003)             --           (0.002)         (0.060)     0.019
         1992                       (0.057)     (0.005)             --               --          (0.062)     0.004
         1991                       (0.022)     (0.004)             --               --          (0.026)     0.047
      Money Market
         Fund
         1996                       (0.052)         --              --               --          (0.052)        --
         1995                       (0.057)         --              --               --          (0.057)        --
         1994                       (0.039)         --              --               --          (0.039)        --
         1993                       (0.030)         --              --               --          (0.030)        --
         1992                       (0.037)         --              --               --          (0.037)        --
         1991                       (0.060)         --              --               --          (0.060)        --
         1990                       (0.078)         --              --               --          (0.078)        --
         1989                       (0.086)         --              --               --          (0.086)        --
         1988                       (0.071)         --              --               --          (0.071)        --
         1987                       (0.061)         --              --               --          (0.061)        --

---------------------------------------------------------

*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1)  The Government Bond Fund commenced operations on August 26, 1991.
(2)  Unaudited.
(3) Net investment income per share before reimbursement of fees by the investment adviser were $0.055 in 1993 and $0.056 in 1992 for Government Bond Fund; and $0.030 in 1993, $0.084/(2)/ in 1988, and $0.076/(2)/ in 1987
     for Money Market Fund.
(4)  Distribution in excess of net investment income.





--------------------------
Allmerica Investment Trust            8

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
              --------------------------------------------------
                         Ratios To Average Net Assets
                   ----------------------------------------

  Net Asset                Net Assets
    Value                     End of        Net                                                             Portfolio    Average
   End of        Total        Year      Investment     Operating Expenses             Management Fee        Turnover   Commissions
    Year       Return/(E)/   (000's)      Income       (A)     (B)     (C)         Gross          Net         Rate       Rate/(D)/
  -------     -----------  -----------  -----------  -------  -----  -------  ---------------  ---------  ------------  ----------

   $1.036        3.51%        46,396       5.90%      0.66%  0.66%    0.66%       0.50%           0.50%        112%         --
    1.062       13.06%        45,778       5.91%      0.69%    --     0.69%       0.50%           0.50%        180%         --
    0.997       (0.88)%       42,078       5.60%      0.70%    --     0.70%       0.50%           0.50%        106%         --
    1.070        7.51%        77,105       5.51%      0.61%    --     0.62%       0.50%           0.49%         35%         --
    1.051        6.59%        33,689       6.13%      0.68%    --     0.69%        N/A             N/A          67%         --
    1.047        7.60%**       7,591       5.55%*     0.54%*   --     0.54%*       N/A             N/A          65%         --


    1.000        5.36%       217,256       5.22%      0.34%  0.34%    0.34%       0.28%           0.28%        N/A          --
    1.000        5.84%       155,211       5.68%      0.36%    --     0.36%       0.29%           0.29%        N/A          --
    1.000        3.93%        95,991       3.94%      0.45%    --     0.45%       0.31%           0.31%        N/A          --
    1.000        3.00%        71,052       2.95%      0.42%    --     0.43%       0.32%           0.31%        N/A          --
    1.000        3.78%        64,506       3.65%      0.44%    --     0.44%        N/A             N/A         N/A          --
    1.000        6.22%        39,909       5.98%      0.43%    --     0.43%        N/A             N/A         N/A          --
    1.000        8.17%        28,330       8.22%      0.42%    --     0.42%        N/A             N/A         N/A          --
    1.000        9.07%        12,060       8.62%      0.58%    --     0.58%        N/A             N/A         N/A          --
    1.000        7.30%/(4)/    7,156       7.13%      0.60%    --     0.71%        N/A             N/A         N/A          --
    1.000        6.20%/(4)/    4,726       6.14%      0.60%    --     0.75%        N/A             N/A         N/A          --






                                                      --------------------------
                                                      Allmerica Investment Trust

                          HOW ARE THE FUNDS MANAGED?

 The overall responsibility for the supervision of the affairs of the Trust vests in the Board of Trustees of the Trust which meets on a quarterly basis. Allmerica Investment Management Company, Inc. (the "Manager") is responsible for the management of the Trust's day-to-day business affairs and has general responsibility for the management of the investments of the Funds. The Manager, at its expense, has contracted with certain Sub-Advisers to manage the investments of the Funds, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

 The Manager is an indirect, wholly-owned subsidiary of Allmerica Financial Company ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, a life insurance company organized in Massachusetts in 1844. The Manager, organized August 19, 1985, also serves as manager of the Allmerica Funds, an open-end investment company. The Manager and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653.

 The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Funds. Each Sub-Adviser, which has been selected on the basis of various factors including management experience, investment techniques, and staffing, is authorized to engage in portfolio transactions on behalf of the applicable Fund subject to such general or specific instructions as may be given by the Trustees and/or the Manager. The terms of a Sub-Adviser Agreement cannot be changed materially without the approval of a majority interest of the Shareholders of the affected Fund. The Sub-Advisers have been selected by the Manager and the Trustees in consultation with RogersCasey & Associates, Inc. ("RogersCasey"), a leading pension consulting firm. The cost of such consultation is borne by the Manager.

 RogersCasey provides consulting services to pension plans representing over $300 billion in total assets and, in its consulting capacity, monitors the investment performance of over 1,000 investment advisers. From time to time, specific clients of RogersCasey and the Sub-Advisers will be named in sales materials. At times, RogersCasey assists in the development of asset allocation strategies which may be used by shareholders in the diversification of their portfolios across different asset classes.

 Ongoing performance of the independent Sub-Adviser is reviewed and evaluated by a committee which includes members who are senior officers of First Allmerica, its affiliates or the Manager and an independent consultant. Combined, the committee has over 150 years of investment experience. Historical performance data for the Funds is set forth under "Financial Highlights." The Manager is responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Funds are as follows:

          Select Aggressive Growth Fund          Nicholas-Applegate Capital Management, L.P.
          Select Capital Appreciation Fund       Janus Capital Corporation
          Select International Equity Fund       Bank of Ireland Asset Management (U.S.) Limited
          Select Growth Fund                     Putnam Investment Management, Inc.*
          Growth Fund                            Miller Anderson & Sherrerd, LLP
          Equity Index Fund                      Allmerica Asset Management, Inc.
          Select Income Fund                     Standish, Ayer & Wood, Inc.
          Investment Grade Income Fund           Allmerica Asset Management, Inc.
          Government Bond Fund                   Allmerica Asset Management, Inc.
          Money Market Fund                      Allmerica Asset Management, Inc.

-------------------------------------------
* Putnam Investment Management, Inc. assumed sub-adviser responsibilities from Provident Investment Counsel on July 1, 1996.

 For a sample listing of certain of the independent Sub-Adviser's clients, see "Investment Management and Other Services" in the SAI. For more information on the Sub-Advisers, see "What Are The Investment Objectives and Policies?" and "Fund Manager Information."

-----------------
Allmerica Investment Trust            10

 The Manager also has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for each of the Funds and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is responsible for the payment of the administrative fee to FDISG.

               WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?

 Each Fund has a separate investment objective and policies designed to meet different investment and financial needs, as described below. There is no assurance that a Fund will achieve its investment objective.

 A Fund's investment objective is fundamental and may not be changed without shareholder approval. Unless otherwise indicated, a Fund's investment policies are not fundamental and may be changed without shareholder approval.

Select Aggressive Growth Fund

Investment Objective: The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

Sub-Adviser: Nicholas-Applegate Capital Management, L.P. ("NACM") serves as Sub-Adviser to the Select Aggressive Growth Fund. NACM is an investment manager supervising accounts with assets totaling approximately $32 billion in total assets as of December 31, 1996. NACM's clients are primarily major corporate employee benefit funds, public employee retirement plans, foundations and endowment funds, investment companies and individuals. Founded in 1984, NACM is located at 600 West Broadway, Suite 2900, San Diego, California 92101.

Investment Policies: Under normal circumstances, at least 65% of the assets of the Select Aggressive Growth Fund will be invested in equity securities consisting of common stocks, securities convertible into common stocks (including bonds, notes and preferred stocks), and warrants. The Fund's assets also may be invested in other debt securities and preferred stocks when such securities are believed appropriate in light of the Fund's investment objective and market conditions.

 The selection of securities is made solely on the basis of their potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective. While investments may be made in well-known and established companies, a significant portion of the Fund's investments is expected to be in securities of newer and relatively unseasoned companies or companies which represent new or changing industries.

 At any given point, a substantial portion of the Fund's equity investments may be in securities which are not listed for trading on national securities exchanges and which, although publicly traded, may be less liquid than securities issued by larger, more seasoned companies which trade on national securities exchanges. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

 Securities of newer companies may be closely held with only a small portion of their outstanding securities owned by the general public. Newer companies may have relatively small revenue, lack depth of management, and have a small share of the market for their products or services; thus, they may be more vulnerable to changes in economic conditions, market fluctuations, and other factors affecting the profitability or marketability of companies. Due to these and other factors, the price movement of the securities held by the Fund can be expected to be more volatile than is the case for the market as a whole, and the net asset value of a share of the Fund may fluctuate significantly. Consequently, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in an aggressive growth portfolio, nor should investment in the Fund be considered a balanced or complete investment program.

                                                      --------------------------
                                      11              Allmerica Investment Trust

 When NACM determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in high-grade, fixed-income securities, U.S. Government securities, or hold assets in cash or cash equivalents. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

 The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts ("ADRs")).

 For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 113%. The portfolio turnover rate was the result of the Sub-Adviser's investment approach which typically results in above-average portfolio turnover as securities are sold when the Sub-Adviser believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by the Fund and the purchase of another security can enhance return. A security may be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Portfolio turnover rates may vary greatly from year to year. A high portfolio turnover rate will likely result in greater brokerage costs to the Fund.

Select Capital Appreciation Fund

Investment Objective: The Select Capital Appreciation Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

Sub-Adviser: Janus Capital Corporation ("JCC") serves as Sub-Adviser to the Select Capital Appreciation Fund. JCC has served as investment adviser to the Janus Fund since 1969 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate, charitable, and retirement accounts. Kansas City Southern Industries, Inc., a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of the outstanding stock of JCC. As of December 31, 1996, JCC had approximately $47 billion in total assets under management. JCC is located at 100 Fillmore Street, Denver, Colorado 80206-4923.

Investment Policies: The Fund invests in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. The Fund pursues its objective normally by investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1996, the MidCap Index included companies with capitalizations between approximately $500 million to $10 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or large issuers. Common stock investments are selected in industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. Such securities are selected solely for their capital growth potential; investment income is not a consideration. Medium-sized companies may suffer more significant losses as well as realize more substantial growth than larger issuers; thus, investments in such companies tend to be more volatile and somewhat speculative.

  The selection criteria for domestic issuers apply equally to stocks of foreign issuers. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. The Fund may invest without limitation in foreign securities. The Fund may invest directly in foreign securities denominated in foreign currency and not publicly traded in the United States. The Fund also may purchase foreign securities through ADRs, European Depositary Receipts ("EDRs"), Global Deposi-

--------------------------
Allmerica Investment Trust            12
tary Receipts ("GDRs") and other types of receipts or shares evidencing ownership of the underlying foreign securities. In addition, the Fund may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies). Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities."

 Although the Fund normally invests primarily in common stocks, the Fund's cash position may increase when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund also may invest in preferred stocks, warrants, government securities, corporate bonds and debentures, high-grade commercial paper, certificates of deposit, other debt securities or repurchase agreements or reverse repurchase agreements when the Sub-Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on its idle cash. The Fund also may invest up to 35% of its assets in such lower-rated securities commonly known as "junk bonds." Fixed-income securities rated in the fourth highest grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") (Baa and BBB, respectively) are investment grade but are considered to have some speculative characteristics. Lower-rated securities or "junk bonds" (rated Ba/BB or lower) involve the risks discussed under "Certain Investment Strategies and Policies." When the Fund invests in such securities, investment income will increase and may constitute a large portion of the return realized by the Fund and the Fund probably will not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

 The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

 For hedging purposes, the Fund may engage in options and futures strategies and may utilize forward contracts, interest rate swaps and swap-related products. See "Certain Investment Strategies and Policies."

 For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 98%. The portfolio turnover rate for the Fund may vary from year to year.

Select International Equity Fund

Investment Objective: The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

Sub-Adviser: Bank of Ireland Asset Management (U.S.) Limited ("BIAM") serves as Sub-Adviser for the Select International Equity Fund. BIAM is an indirect, wholly-owned subsidiary of Bank of Ireland. Its main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at Two Greenwich Plaza, Greenwich, CT 06830. Bank of Ireland provides investment management services through a network of affiliated companies, including BIAM which represents North American clients. As of December 31, 1996, Bank of Ireland managed approximately $21 billion in global securities for Irish, United Kingdom, Australian, South African, Canadian and U.S. clients.

Investment Policies: To achieve its objective, the Select International Equity Fund will invest primarily in common stocks of established non-U.S. companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in the securities of companies domiciled in at least five foreign countries, not including the United States. The Fund may also acquire fixed-income debt securities. It will do so, at the discretion of BIAM, primarily for defensive purposes. The Fund may invest up to 15% of its assets on securities which are illiquid because they are subject to restrictions on resale or for which market quotations are not readily available.


                                                      --------------------------
                                      13              Allmerica Investment Trust

 The Fund's investments may include ADRs which may be sponsored or unsponsored by the underlying issuer. The Fund may also utilize EDRs, which are similar to ADRs, in bearer form, designed for use in the European securities market and GDRs. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities." For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities.

 For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 18%. The portfolio turnover rate for the Fund may vary greatly from year to year.

Select Growth Fund

Investment Objective: The Select Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

Sub-Adviser: Putnam Investment Management, Inc. ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, serves as Sub-Adviser to the Select Growth Fund. Putnam has been an investment manager since 1937. As of December 31, 1996, Putnam had assets under management of approximately $173 billion. Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Investment Policies: The Select Growth Fund seeks to attain its objective by investing in securities of companies that appear to have favorable long-term growth characteristics. Potential for long-term growth is the determinative factor in the selection of all portfolio securities. Although the Fund may invest in dividend-paying stocks, the generation of current income is not an objective of the Fund. Any income that is received is incidental to the Fund's objective of long-term growth of capital.

 When choosing securities for the portfolio, the Sub-Adviser for the Select Growth Fund focuses on companies that display strong financial characteristics and earnings growth potential whereas the Sub-Adviser for the Growth Fund emphasizes a value-oriented approach which compares individual stocks and groups of stocks to one another.

 At least 65% of the Fund's assets under normal conditions will consist of growth-oriented common stocks. The Fund may invest in common stocks of large well-known companies as well as smaller growth companies, which generally include companies with a market capitalization of $500 million or less ("smaller growth companies"). The stocks of smaller growth companies may involve a higher degree of risk than other types of securities and the price movement of such securities can be expected to be more volatile than is the case of the market on the whole. The Fund may hold stocks traded on one or more of the national exchanges as well as in the over-the-counter markets. Because opportunities for capital growth may exist not only in new and expanding areas of the economy but also in mature and cyclical industries, the Fund's portfolio investments are not limited to any particular type of company or industry. The Fund may also purchase convertible bonds and preferred stocks, warrants, and debt securities if the Fund's Sub-Adviser believes they would help achieve the Fund's objective of long-term growth.

 The Fund may invest up to 35% of its assets in both higher-rated and lower-rated fixed-income securities in seeking its objective of long-term growth of capital. The dollar average weighted maturity of the Fund's fixed-income securities will vary depending on, among other things, current market conditions. The Fund may invest up to 15% of its assets in lower-rated securities, commonly known as "junk bonds," which involve risks discussed under "Certain Investment Strategies and Policies." For more information concerning the rating categories of corporate debt securities, see the Appendix to the Prospectus.

 When the Sub-Adviser determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income securities; U.S. Government securities; or hold assets in cash or cash equivalents. To the extent the Fund is so invested it is not achieving its objective to the same degree as under

--------------------------
Allmerica Investment Trust            14
normal conditions. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

 The Select Growth Fund's objective of seeking long-term growth of capital means that its assets generally will be subject to greater risk than may be involved in investing in securities that are not selected for growth potential. The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund also may invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

 For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 159%. The Fund experienced such a rate of turnover due to a new sub-adviser assuming responsibility for the Fund on July 1, 1996 and subsequently repositioning the portfolio. The portfolio turnover rate for the Fund may vary greatly from year to year.

Growth Fund

Investment Objective: The Growth Fund seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current income, if any, is incidental to this objective.

Sub-Adviser: Miller Anderson & Sherrerd, LLP ("MAS") serves as Sub-Adviser for the Growth Fund. MAS, which is wholly owned by Morgan Stanley Asset Management Holdings, Inc., is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. Morgan Stanley Group, Inc., an indirect parent of MAS, and Dean Witter, Discover & Co. have announced a merger agreement which is expected to be consummated in mid-1997 and is subject to certain closing conditions. MAS provides investment counseling services to employee benefit plans, endowment funds, foundations, and other institutional investors and had over $41 billion in assets under management as of December 31, 1996. MAS is the adviser of the MAS Funds, a registered investment company offering investment alternatives to institutional clients with a minimum initial investment of $1 million. MAS also manages certain assets for First Allmerica and its affiliates.

Investment Policies: The Growth Fund is not limited to investments in any particular type of company and may invest in any company which, in the opinion of management, is likely to further its investment objective. The Growth Fund will pursue its investment objective by maintaining a flexible position regarding the type of companies, as well as the types of securities, in which it will invest. Investments may include, but are not limited to, developing or well-established companies, whether small or large. It is anticipated that there will be a mix of assets in the Growth Fund. For example, portions of the Growth Fund may be invested in equity securities of good quality or in well-established companies considered to represent good value, based on factors including historical investment standards (such as price/book value ratios and price/earnings ratios) or in smaller emerging growth companies which are in the development stage and are expected to achieve above-average earnings growth because of special factors (such as changes in the economy, the relative attractiveness of the various securities markets, or changes in consumer demand).

 The Growth Fund proposes to keep its assets fully invested, but may maintain reasonable amounts in cash or in high-grade, short-term debt securities to meet current expenses and anticipated redemptions, and during temporary periods pending investment in accordance with its policies. The term "high-grade, short-term debt securities" means Items (a), (b), and (c) of money market instruments under the Investment Grade Income Fund's Investment Policies.

 The Growth Fund normally will invest substantially all of its assets in equity-type securities, including common stocks, warrants (which are options to purchase common stock at specified prices during a specified time period with the investment risk that the market value of the underlying common stock may not be high enough in relation to the warrant exercise price to justify purchase pursuant to the terms of the warrant), preferred stocks and debt securities convertible into or carrying rights to purchase common stock or to participate in earnings, and real estate securities to the extent permitted by paragraph four under "Investment Restrictions" in the SAI. In periods considered by

                                                      --------------------------
                                      15              Allmerica Investment Trust
management to warrant a more defensive position, the Growth Fund may place a larger proportion of its portfolio in high-grade preferred stocks, bonds, or other fixed income securities, including U.S. Government securities, whether or not convertible into stock or with rights attached, or retain cash. The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."


 The Growth Fund may invest in both listed and unlisted securities. The Growth Fund also may invest in foreign as well as domestic securities. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs). The Growth Fund will not concentrate its foreign investments in any particular foreign country, or limit its investments to issuers listed on particular exchanges or traded in particular money market centers. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies." The Sub-Adviser will consider these and other factors before investing and will not cause the Growth Fund to invest in foreign securities unless, in its opinion, such investments will meet the standards and objectives of the Growth Fund.


 The investment objective and policies in the first, third, and fourth paragraphs of this section on the Growth Fund are fundamental and may not be changed without shareholder approval.

 For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 72%. The portfolio turnover rate for the Fund may vary greatly from year to year.

Equity Index Fund

Investment Objective: The Equity Index Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States.

Sub-Adviser: Allmerica Asset Management, Inc. ("AAM") serves as Sub-Adviser to the Equity Index Fund as well as the Investment Grade Income Fund, Government Bond Fund, and Money Market Fund, other series of the Trust. AAM, an indirect, wholly-owned subsidiary of AFC, was incorporated in 1993 and is located at 440 Lincoln Street, Worcester, Massachusetts 01653. As of December 31, 1996, AAM had approximately $11 billion in assets under management. AAM serves as investment adviser to First Allmerica's General Account and to a number of affiliated insurance companies and other affiliated accounts, and as Adviser to Allmerica Securities Trust, a diversified, closed-end investment management company.

Investment Policies: The Equity Index Fund will seek to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). The Fund uses the S&P 500 as the performance standard because it represents over 70 percent of the total market value of all publicly-traded common stocks in the U.S., is well-known to investors, and, in the opinion of the Sub-Adviser, is representative of the performance of common stocks publicly traded in the U.S. Many, but not all, of the stocks in the S&P 500 are issued by companies that are among the 500 largest as measured by the aggregate market value of their outstanding stock (market price per share multiplied by number of shares outstanding). Inclusion of a stock in the S&P 500 does not imply that S&P has endorsed it as an investment. With respect to investing in common stocks, there can be no assurance of capital appreciation and there is a substantial risk of market decline.


 The method used to select investments for the Fund involves investing in common stocks in approximately the order of their weightings in the S&P 500 Index. In addition, the Fund purchases stocks with smaller weightings in order to represent other sectors of the S&P 500 for diversification purposes.

 The Equity Index Fund will invest only in those stocks, and in such amounts, as its Sub-Adviser determines to be necessary or appropriate for the Fund to approximate the performance of the S&P 500. Under normal circumstances, it is expected that the Fund will hold between 300 and 500 different stocks included in the S&P 500. The Fund may compensate for the omission of a stock that is included in the S&P 500, or for purchasing stocks in other than the same proportions that they are represented in the S&P 500, by purchasing stocks that are believed to have charac-

--------------------------
Allmerica Investment Trust            16
teristics that correspond to those of the omitted stocks. The Fund may invest in short-term debt securities to maintain liquidity or pending investment in stocks. The Fund also may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

 Because of its policy of tracking the S&P 500, the Equity Index Fund is not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon investment analysis of economic, financial, and market factors. Consequently, the projected adverse financial performance of a company normally would not result in the sale of the company's stock and projected superior financial performance by a company normally would not lead to an increase in the holdings of the company. From time to time, the Sub-Adviser may make adjustments in the portfolio because of cash flows, mergers, changes in the composition of the S&P 500, and other similar reasons. Portfolio turnover is expected to be lower than that of most funds investing in common stock. For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 12%.

 The Equity Index Fund's ability to duplicate the performance of the S&P 500 will be influenced by the size and timing of cash flows into or out of the Fund, the liquidity of the securities included in the S&P 500, transaction and operating expenses, and other factors. In addition, the Fund will incur expenses (including advisory and administrative fees) that are not reflected in the performance results of the S&P 500. These factors, among others, may result in "tracking error," which is a measure of the degree to which the Fund's results differ from the results of the S&P 500. Due to such factors, the return of the Fund may be lower than the return of the S&P 500.

 Tracking error is measured by the difference between total return for the S&P 500 with dividends reinvested and total return for the Fund with dividends reinvested after deductions of transaction and operating expenses. For the 12 months ended December 31, 1996, the S&P 500 gained 22.96% versus a gain of 22.83% for the Equity Index Fund producing a tracking error of 0.13% before advisory and administrative fees. Tracking error is monitored by the Sub-Adviser on a regular basis. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. If the tracking error deviation exceeds industry standards for the Fund's asset size, the Sub-Adviser will bring the deviation to the attention of the Trustees.

 While the Board of Trustees of the Trust has selected the S&P 500 as the index the Fund will attempt to replicate, the Trustees reserve the right to select another index at any time without seeking shareholder approval if they believe that the S&P 500 no longer represents a broad spectrum of common stocks that are publicly traded in the United States or if there are legal, economic, or other factors limiting the use of any particular index. If the Trustees change the index which the Equity Index Fund attempts to replicate, the Equity Index Fund may incur significant transaction costs in switching from one index to another.

 S&P is not in any way affiliated with the Equity Index Fund or the Trust. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of S&P.

Select Income Fund

Investment Objective: The Select Income Fund seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.


Sub-Adviser: Standish, Ayer & Wood, Inc. ("SAW") serves as Sub-Adviser to the Select Income Fund. SAW was founded in 1933 to provide investment management services to high net worth individuals and institutions. As of December 31, 1996, total client assets exceeded $30 billion. SAW manages fixed-income portfolios for major corporate and governmental pension plans, financial institutions, and endowment and foundation funds. Through its affiliate, Standish International Investment Management Company, L.P., SAW offers international investment services. SAW is an independent investment counseling firm owned by its twenty-two directors who are active with the firm. SAW is located at One Financial Center, Boston, Massachusetts 02111.

                                                      -------------------------
                                      17              Allmerica Investment Trust

Investment Policies: Under normal circumstances, at least 65% of the Select Income Fund's assets, at the time of investment, will be invested in investment grade corporate debt securities and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Investment grade corporate debt securities are: (a) assigned a rating within the four highest grades (Baa/BBB or higher) by either Moody's or S&P, (b) equivalently rated by another nationally recognized statistical rating organization ("NRSRO"), or (c) unrated securities but determined by the Sub-Adviser to be of comparable quality. Securities rated in the fourth highest grade (rated Baa and BBB by Moody's and S&P, respectively) are considered to have some speculative characteristics. The Fund will not invest in debt securities rated below investment grade (Ba/BB or lower) by both Moody's and S&P. For more information concerning the rating categories of corporate debt securities and commercial paper, see the Appendix to the Prospectus. The types of securities in which the Fund invests are corporate debt obligations such as bonds, notes and debentures, and obligations convertible into common stock; "money market" instruments, such as bankers acceptances, or negotiable certificates of deposit issued by the 25 largest U.S. banks (in terms of deposits); commercial paper rated Prime-1 by Moody's or A-1 by S&P; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; asset-backed securities; mortgage-backed securities; and stripped mortgage-backed securities. The Fund also may invest in U.S. dollar obligations of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, and U.S. dollar obligations of supranational entities such as the World Bank, European Investment Bank, and African Development Bank. For more information about asset-backed securities and mortgage-backed securities and stripped mortgage-backed securities, see "Certain Investment Strategies and Policies."

 The Fund's investments in corporate debt securities are not limited to any particular type of company or industry. The Fund will invest in corporate debt obligations primarily of companies having a market capitalization of more than $500 million at the time of investment.

 The Fund's dollar average weighted maturity and the mix of permitted portfolio securities as described above will vary from time to time depending, among other things, on current market and economic conditions and the comparative yields on instruments in different sectors, such as corporate and Treasuries, and with different maturities. The dollar average weighted maturity of the portfolio, excluding money market instruments, is expected to range between 5 and 20 years under normal market conditions. The Fund may invest up to 35% of its assets in money market instruments under normal conditions. Although the Fund does not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. The value of the Fund's portfolio securities generally will vary inversely with changes in prevailing interest rates, declining as interest rates rise and increasing as rates decline. The value will also be affected by other market and economic factors. There is the risk with corporate debt securities that the issuers may not be able to meet their obligations on interest and principal payments.

 The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

 Obligations in which the Select Income Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.



 For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

 For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 108%. The portfolio turnover rate exceeded 100% due to the need to make significant changes in the structure of the portfolio's mort-

--------------------------
Allmerica Investment Trust            18
gage and corporate bond holdings. The portfolio turnover rate for the Fund may vary from year to year. A high portfolio turnover rate may result in greater brokerage costs to the Fund.

Investment Grade Income Fund

Investment Objective: The Investment Grade Income Fund seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.

Sub-Adviser: AAM serves as Sub-Adviser to the Investment Grade Income Fund. See "Equity Index Fund" for more information about AAM.

Investment Policies: The Fund will invest its assets in the following money market instruments and debt securities.

Money Market Instruments:

   (a) Obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities;

   (b) Commercial paper rated Prime-1 by Moody's Investors Service ("Moody's"); or A-l by S&P; or unrated, but determined by the Sub-Adviser to be of comparable quality;

   (c) Bankers acceptances or negotiable certificates of deposit issued by the 25 largest U.S. banks (in terms of deposits); and

   (d)  Cash and cash equivalents.

Debt Securities:

   (a) Obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities;

   (b) Debt securities which are rated Aaa, Aa, A, or Baa by Moody's; AAA, AA, A, or BBB by S&P; or unrated, but determined by the Sub-Adviser to be of comparable quality;

   (c) Obligations (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

 The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

 The debt securities in which the Fund may invest are considered "investment grade" in that they generally are suitable for purchase by prudent investors. However, the lowest category of investment grade securities (rated Baa by Moody's or BBB by S&P) may have speculative characteristics, such that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case of debt securities with higher ratings. The portfolio of the Fund is managed actively by AAM, as Sub-Adviser, in order to anticipate events leading to price or ratings changes. If the rating of a security falls below investment grade, or an unrated security is deemed to have fallen below investment grade, AAM analyzes relevant economic and market data in making a determination of whether to retain or dispose of the investment. The performance of the securities in the portfolio is monitored continuously, and they are purchased and sold as conditions warrant and permit.

 The Fund may not invest in foreign securities other than obligations issued by the Government of Canada and political sub-divisions thereof.

                                                      --------------------------
                                      19              Allmerica Investment Trust

 For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 108%. The portfolio turnover rate exceeded 100% due to mortgage rolls. The portfolio turnover rate for the Fund may vary greatly from year to year. A high portfolio turnover rate may result in greater brokerage costs to the Fund.

 See the Appendix to the Prospectus for an explanation of the ratings of Moody's and S&P.

Government Bond Fund

Investment Objective: The Government Bond Fund seeks high income, preservation of capital, and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") and in related options, futures, and repurchase agreements. Under normal conditions, at least 80% of the Fund's assets will be invested in U.S. Government securities.

Sub-Adviser: AAM serves as Sub-Adviser to the Government Bond Fund. See "Equity Index Fund" for more information about AAM.

Investment Policies: Some U.S. Government securities, such as Treasury bills, notes, and bonds, which differ only in their interest rates, maturities, and times of issuance, are supported by the full faith and credit of the United States. Other U. S. Government securities are supported by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality, or
(iii) only the credit of the instrumentality itself. No assurances can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. The Fund may invest in mortgage-backed government securities, including pass-through securities and participation certificates of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and the Federal National Mortgage Association ("Fannie Mae").

 The Government Bond Fund may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. The Fund also may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program. The Fund may enter into repurchase agreements and from time to time may have temporary investments in short-term debt obligations (including certificates of deposit, bankers acceptances, and commercial paper) pending the making of other investments or for liquidity purposes.

 The Government Bond Fund may engage in several active management strategies, including the lending of portfolio securities, forward commitment purchases of securities, writing covered call and covered put options on U.S. Government securities, purchasing such call and put options, and entering into closing purchase and sale transactions. The Fund also may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

 U.S. Government securities may be purchased or sold without regard to the length of time they have been held to attempt to take advantage of short-term differentials in yields, with the objective of seeking income while conserving capital. While short-term trading increases portfolio turnover, the Government Bond Fund incurs little or no brokerage costs for U.S. Government securities. For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 112%.

Money Market Fund

Investment Objective: The Money Market Fund seeks to obtain maximum current income consistent with preservation of capital and liquidity.

Sub-Adviser: AAM serves as Sub-Adviser to the Money Market Fund. See "Equity Index Fund" for more information about AAM.

--------------------------
Allmerica Investment Trust            20

Investment Policies: The Fund seeks to achieve its objective by investing in the following high quality money market instruments:

    (a) Obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities;

    (b) Commercial paper which meets the ratings requirements as set forth in the paragraph below;

    (c) Obligations of banks or savings and loan associations (such as bankers acceptances and certificates of deposit, including dollar-denominated obligations of foreign branches of U.S. banks ("Eurodollars") and U.S. branches of foreign banks if such U.S. branches are subject to state banking requirements and Federal Reserve reporting requirements) which at the date of the investment have deposits of at least $1 billion as of their most recently published financial statements;

     (d) Repurchase agreements with respect to obligations described under
         (a) above (such obligations subject to repurchase agreement may bear maturities of more than one year) (For more information concerning repurchase agreements, see "Certain Investment Strategies and Policies."); and

     (e) Cash and cash equivalents.

 The Money Market Fund will not purchase any security unless (i) the security has received the highest or second highest quality rating by at least two NRSROs or by one NRSRO if only one has rated the security, or (ii) the security is unrated and in the opinion of AAM, as Sub-Adviser, in accordance with guidelines adopted by the Trustees, is of a quality comparable to one of the two highest ratings of an NRSRO. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, but the Trustees will evaluate whether the security continues to present minimal credit risks. See the Appendix for an explanation of NRSRO ratings.

 The Fund will limit its portfolio investments to securities with a remaining maturity of 397 days as of the time of purchase, in accordance with the Trustees' guidelines. The portfolio will be managed so as to maintain a dollar weighted maturity of 90 days or less. In order to maximize the yield on its assets, the Fund intends to be as fully invested at all times as is reasonably practicable. There is always the risk that the issuer of an instrument may be unable to make payment upon maturity.

                         MANAGEMENT FEES AND EXPENSES

 Under its Management Agreement with the Trust, the Manager is obligated to perform certain administrative and management services for the Trust; furnishes to the Trust all necessary office space, facilities, and equipment; and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager. Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by the Trust, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"); other fees payable to the Securities and Exchange Commission; independent accountant, legal, and custodian fees; association membership dues; taxes; interest; insurance premiums; brokerage commissions; fees and expenses of the Trustees who are not affiliated with the Manager; expenses for proxies, prospectuses, and reports to shareholders; Fund recordkeeping expenses; and other expenses.





                                                      --------------------------
                                      21              Allmerica Investment Trust

     For its services to the Funds, the Manager receives fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below:


                                                     Equity      Investment     Money
                                          Growth     Index      Grade Income   Market
          Assets                           Fund        Fund         Fund        Fund
          ------                           ----        ----         ----        ----
     First $50 Million.................... 0.60%       0.35%        0.50%       0.35%
     Next $200 Million.................... 0.50%       0.30%        0.35%       0.25%
     Over $250 Million.................... 0.35%       0.25%        0.25%       0.20%

     For its services to the Select Aggressive Growth Fund, Select Capital Appreciation Fund, and Select International Equity Fund, the Manager receives a fee computed daily at an annual rate of 1.00% of the average daily net asset value of each such Fund.

     For its services to the Select Growth Fund, the Manager receives a fee computed daily at an annual rate of 0.85% of the average daily net asset value of each such Fund.

     For its services to the Select Income Fund, the Manager receives a fee computed daily at an annual rate of 0.60% of the average daily net asset value of each such Fund.

     For its services to the Government Bond Fund, the Manager receives a fee computed daily at an annual rate of 0.50% of the average daily net asset value of such Fund.

     The Manager is responsible for the payment of all fees to the Sub-Advisers. Each Sub-Adviser receives from the Manager fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below. For the Select International Equity Fund and Growth Fund, the Sub-Adviser fee varies according to the level of assets in each such Fund, which will reduce the fees paid by the Manager as Fund assets grow, but will not reduce the operating expenses of the Fund.


                                       Select Capital       Select
                   Select Aggressive    Appreciation    International   Select Growth   Growth
                      Growth Fund           Fund             Fund            Fund        Fund
                      -----------           ----             ----            ----        ----
Sub-Adviser Fee          0.60%              (1)               (2)            (3)         (4)
                        Equity            Select         Investment      Government     Money
                         Index            Income        Grade Income        Bond        Market
                         Fund              Fund             Fund            Fund         Fund
                         ----              ----             ----            ----         ----
Sub-Adviser Fee          0.10%             0.20%            0.20%           0.20%       0.10%
-----------------------------------------------

(1) For its services, JCC will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Capital Appreciation Fund, under the following schedule:

     Assets                                            Rate
     ------                                            ----
     First $100 Million............................    0.60%
     Over $100 Million.............................    0.55%

(2) For its services, BIAM will receive a fee computed daily at an annual rate based on the average daily net assets of the Select International Equity Fund, under the following schedule:

     Assets                                            Rate
     ------                                            ----
     First $50 Million.............................    0.45%
     Next $50 Million..............................    0.40%
     Over $100 Million.............................    0.30%

--------------------------
Allmerica Investment Trust             22

(3) For its services, Putnam will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth Fund, under the following schedule:

     Assets                                            Rate
     ------                                            ----
     First $50 Million.............................    0.50%
     Next $100 Million.............................    0.45%
     Next $100 Million.............................    0.35%
     Next $100 Million.............................    0.30%
     Over $350 Million.............................    0.25%

(4) For its services, MAS will receive a fee based on the aggregate assets of the Growth Fund and certain other accounts of the Manager and its affiliates which are managed by MAS, under the following schedule:

     Assets                                            Rate
     ------                                            ----
     First $50 Million.............................    0.50%
     $50 Million to $100 Million...................    0.375%
     $100 Million to $500 Million..................    0.25%
     $500 Million to $850 Million..................    0.20%
     Over $850 Million.............................    0.15%

     For the fiscal year ended December 31, 1996, each Fund paid the Manager gross fees before reimbursement at a rate based on the Fund's average daily net assets, under the following schedule:

     Fund                                              Rate
     ----                                              ----
     Select Aggressive Growth Fund.................    1.00%
     Select Capital Appreciation Fund..............    1.00%
     Select International Equity Fund..............    1.00%
     Select Growth Fund............................    0.85%
     Growth Fund...................................    0.44%
     Equity Index Fund.............................    0.32%
     Select Income Fund............................    0.60%
     Investment Grade Income Fund..................    0.40%
     Government Bond Fund..........................    0.50%
     Money Market Fund.............................    0.28%

     The following table shows voluntary expense limitations which the Manager has declared for each Fund and the operating expenses incurred for the fiscal year ended December 31, 1996 for each Fund:

                                              Percentage of Average Daily Assets
                                              ----------------------------------
                                              Voluntary Expense        Operating
Fund                                             Limitations           Expenses+
----                                             -----------           ---------
Select Aggressive Growth Fund...............         1.35%               1.08%
Select Capital Appreciation Fund............         1.35%               1.13%
Select International Equity Fund............         1.50%               1.20%
Select Growth Fund..........................         1.20%               0.92%
Growth Fund.................................         1.20%               0.48%
Equity Index Fund...........................         0.60%               0.46%
Select Income Fund..........................         1.00%               0.74%
Investment Grade Income Fund................         1.00%               0.52%
Government Bond Fund........................         1.00%               0.66%
Money Market Fund...........................         0.60%               0.34%

----------------------------------

    +Including reductions such as directed brokerage credits. See "Brokerage Allocation - Directed Brokerage Program" in the SAI.
                                                      --------------------------
                                       23             Allmerica Investment Trust

     The Manager will voluntarily reimburse its fees and any expenses above the expense limitations. The expense limitations are voluntary and may be removed at any time after a Fund's first fiscal year of operations without prior notice to existing shareholders. The Manager reserves the right to recover from a Fund any fees, within a current fiscal year period, which were reimbursed in that same year to the extent that total annual expenses did not exceed the applicable expense limitation. Non-recurring and extraordinary expenses generally are excluded in the determination of expense ratios of the Funds for purposes of determining any required expense reimbursement. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.

                           FUND MANAGER INFORMATION

     The following individuals are primarily responsible for the day-to-day management of the particular Funds as indicated below:

     The following individuals have served as members of a committee of fund managers for the Select Aggressive Growth Fund since March 1994, with the exception of Mr. Nicholas who has served as a fund manager since the Fund's inception in August 1992:

     Arthur E. Nicholas, Partner and Chief Investment Officer at NACM, is the co-founder of NACM. Prior to NACM, Mr. Nicholas was Managing Director and Chief Investment Officer of Pacific Century Advisers. He was also associated with Security Pacific Bank for over two years and with San Diego Trust & Savings Bank for ten years.

     Lawrence S. Speidell is a Partner and Director of Global/Systematic Portfolio Management and Research at NACM. Prior to joining NACM in 1994, Mr. Speidell spent ten years with Batterymarch Financial Management. He was also Senior Vice President and Portfolio Manager at Putnam Management Company from 1971 to 1983.

     John J. Kane, Senior Portfolio Manager, U.S. Systematic at NACM, has twenty-eight years of economic/investment experience. Prior to joining NACM in 1994, Mr. Kane was employed by ARCO Investment Management Company and General Electric Company.

     Mark W. Stuckelman, Portfolio Manager, U.S. Systematic, joined NACM in 1995. Prior to joining NACM, he was employed for five years with Wells Fargo Bank's Investment Management Group, Fidelity Management Trust Co., and BARRA, Inc.

     The following individual has served as fund manager for the Select Capital Appreciation Fund since the Fund's inception in April 1995:

     James P. Goff joined JCC in 1988. He has managed the Janus Enterprise Fund since 1992 and co-managed the Janus Venture Fund from December 1993 to January 1997. Mr. Goff is a Chartered Financial Analyst.

     The following portfolio managers are involved in the investment process utilized for the Select International Equity Fund:

     Christopher Reilly, Chief Investment Officer, joined Bank of Ireland in 1980 and has had overall responsibility for asset management since 1985. Previously, he worked in the United Kingdom in stockbrokering and investment management.

     Denis Donovan, Director-Portfolio Management, received an MBA from University College Dublin. Prior to joining Bank of Ireland in 1985, he spent more than thirteen years in the money market and foreign exchange operations of the Central Bank of Ireland, the Irish equivalent of the U.S. Federal Reserve. He has overall responsibility for the portfolio management function for all of BIAM's client base.

--------------------------
Allmerica Investment Trust             24

     John O'Callaghan is a graduate of Trinity College, Dublin and is a Chartered Financial Analyst. He joined Bank of Ireland in 1987.

     Peter Wood joined Bank of Ireland in 1985 after spending five years with another leading investment management firm. He is responsible for portfolio construction.

     The following individuals have served as members of a committee of fund managers for the Select Growth Fund since July 1, 1996:

     Carol C. McMullen, Managing Director, has been an investment professional with Putnam since 1995. Prior to 1995, Ms. McMullen was Senior Vice President of Baring Asset Management.

     Beth Cotner, Senior Vice President, has been with Putnam since 1995. Prior to 1995, Ms. Cotner was Executive Vice President at Kemper Financial Services.

     Manual Weiss, Senior Vice President, has been an investment professional with Putnam since 1987.

     The following individuals serve as members of a committee of fund managers for the Growth Fund:

     Gary G. Schlarbaum, Equity Portfolio Manager, joined MAS in 1987 and has served on the committee since 1993. Prior to 1987, Mr. Schlarbaum was employed by First Chicago Investment Advisors from 1984 to 1987. Prior to First Chicago, Mr. Schlarbaum held teaching positions at Purdue University and the University of Pennsylvania.

     Arden C. Armstrong, Partner at MAS, joined the firm in 1985. Prior to joining MAS, Mr. Armstrong was employed by Evans Economics, Inc. He is a Chartered Financial Analyst.

     Nicholas Kovich, Equity Portfolio Manager, joined MAS in 1988 and has served on the committee since the Fund's inception in April 1988. Prior to MAS, Mr. Kovich was employed by Waddell & Reed Asset Management Company from 1982 to 1988 as an Investment Research Analyst and as Assistant Vice President and Portfolio Manager.

     Robert J. Marcin is a partner at MAS. Prior to joining MAS in 1988, Mr. Marcin was an Account Executive at Smith Barney Harris Upham and Company, Inc. He is also a Chartered Financial Analyst.

     Kurt A. Feuerman, Managing Director, joined MAS in 1994. Prior to joining MAS, Mr. Feuerman was a Managing Director at Morgan Stanley Asset Management. Mr. Feuerman was also employed by Morgan Stanley & Company from 1990 to 1992.

     James J. Jolinger, Equity Portfolio Manager, joined MAS in 1994 and has served on the committee since 1997. Prior to 1994, Mr. Jolinger was employed by Oppenheimer Capital as an Equity Analyst from 1987 to 1994.

     The following individuals have served as members of a committee of fund managers for the Select Income Fund since the Fund's inception in August 1992:

     Edward H. Ladd, Chairman and Managing Director, joined SAW in 1962 and is the firm's economist. He also assists clients in establishing investment strategies. Mr. Ladd is a Director of the Federal Reserve Bank of Boston, New England Electric System, Greylock Management, and Harvard Management Corporation and a member of SAW's Executive Committee.

                                                    --------------------------
                                       25           Allmerica Investment Trust

     George W. Noyes, President and Managing Director, joined SAW in 1970 and directs bond policy formulation and manages institutional bond portfolios at SAW. Mr. Noyes is Vice Chairman of the ICFA Research Foundation and serves on SAW's Executive Committee.

     Dolores S. Driscoll, Managing Director, joined SAW in 1974 and manages fixed-income portfolios with specific emphasis on mortgage pass-throughs and original issue discount bonds. Ms. Driscoll also serves on SAW's Executive Committee.

     Richard C. Doll, Manager, joined SAW in 1984 and is a portfolio manager with research responsibilities in convertible bonds. Prior to joining SAW, Mr. Doll was a Vice President with the Bank of New England.

     Maria D. Furman, Vice President and Director, joined SAW in 1976. She is head of the tax-exempt area and manages insurance and pension fund accounts. Ms. Furman currently serves on SAW's Executive Committee.

     The following individual has served as fund manager for the Investment Grade Income Fund since May 1994:

     Lisa M. Coleman, Vice President of AAM, was a Deputy Manager/Portfolio Manager in the global fixed income area for Brown Brothers Harriman & Company in New York prior to joining AAM in May 1994.

     The following individual has served as fund manager for the Government Bond Fund since May 1995:

     Richard J. Litchfield, Assistant Vice President of AAM, was a mortgage-backed securities analyst and trader at Keystone Investments, Inc. prior to joining AAM in May 1995.

     The following individual has served as fund manager for the Equity Index Fund and Money Market Fund since March 1995:

     John C. Donohue, Assistant Vice President of AAM, was a portfolio manager at CS First Boston Investment Management prior to joining AAM in 1995.

                            HOW ARE SHARES VALUED?

     The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open for trading.

     Equity securities are valued on the basis of their market value if market quotations are readily available. In other cases, they are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be performed by persons acting pursuant to the direction of the Trustees. Debt securities (other than short-term obligations) normally are valued on the basis of valuations formulated by a pricing service which utilizes data processing methods to determine valuations for normal, institutional-size trading units of such securities. Such methods include the use of market transactions for comparable securities and various relationships between securities which generally are recognized by institutional traders. All securities of the Money Market Fund are valued at amortized cost. Debt obligations in the other Funds having a remaining maturity of 60 days or less are valued at amortized cost when it is determined that amortized cost approximates fair value. Short-term obligations of the other Funds having a remaining maturity of more than 60 days are marked to market based upon readily available market quotations for such obligations or similar securities.

     Unlike the Money Market Fund which attempts to maintain a stable net asset value, the net asset value of the other Funds will fluctuate.

--------------------------
Allmerica Investment Trust             26

                    TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

     It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies so that the Trust will not be subject to federal income tax on any net income and any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Dividends out of net investment income will be declared and paid quarterly in the case of the Growth Fund, Equity Index Fund, Select Income Fund, Investment Grade Income Fund, and Government Bond Fund; annually in the case of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, and Select Growth Fund; and daily in the case of the Money Market Fund. Distributions of net capital gains for the year, if any, are made annually. All dividends and capital gain distributions are applied to purchase additional Fund shares at net asset value as of the payment date. Fund shares are held by the Separate Accounts and any distributions are reinvested automatically by the Separate Accounts. Tax consequences to investors in the Separate Accounts which are invested in the Trust are described in the prospectuses for such Accounts.

                         SALE AND REDEMPTION OF SHARES

     Shares of the Funds are sold in a continuous offering and currently may be purchased only by the Separate Accounts of First Allmerica or its subsidiaries. The Separate Accounts are the funding mechanisms for variable annuity contracts. The Separate Account invests in shares of one or more of the Funds. Shares of each Fund are sold at their net asset value as next computed after receipt of the purchase order without the addition of any selling commission or "sales load." The Distributor, Allmerica Investments, Inc., at its expense, may provide promotional incentives to dealers that sell variable annuity contracts for which the Funds serve as investment vehicles.

     Shares of the Trust are also currently being issued under separate prospectuses to Separate Accounts of Allmerica Financial Life, First Allmerica, and subsidiaries of First Allmerica which issue variable or group annuity policies or variable premium life insurance policies ("mixed funding"). Although neither Allmerica Financial Life nor the Trust currently foresees any disadvantage, it is conceivable that in the future such mixed funding may be disadvantageous for variable or group annuity policyowners or variable premium life insurance policyowners ("Policyowners"). The Trustees of the Trust intend to monitor events in order to identify any conflicts that may arise between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable annuity, group annuity, and variable premium life Separate Accounts, Allmerica Financial Life would pay the attendant expenses.

     The Trust redeems shares of each Fund at their net asset value as next computed after receipt of the request for redemption. The redemption price may be more or less than the shareholder's cost. No fee is charged by the Trust on redemption. The variable contracts funded through the Separate Accounts are sold subject to certain fees and charges which may include sales and redemption charges as described in the prospectus or offering circular for the Separate Account.

     Redemption payments will be paid within seven days after receipt of the written request therefor by the Trust, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                        HOW IS PERFORMANCE DETERMINED?

     A Fund's performance may be quoted in advertising. A Fund's performance may be compared with the performance of other investments or relevant indices. All performance information is based on historical results and is not intended to indicate future performance.

     For Funds other than the Money Market Fund, "yield" is calculated by dividing a Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. For the Money Market Fund, "yield" represents an annualization of the change in value of an investment (excluding any
                                                      --------------------------
                                       27             Allmerica Investment Trust
capital changes) in the Fund for a specific seven-day period; "effective yield" compounds that yield for a year and is, for that reason, greater than the Fund's yield.

     Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming all dividends and capital gain distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical, annually-compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's return, they are not the same as actual year-by-year results.

     Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular insurance product. Since shares of the Funds can be purchased only through a variable annuity contract or variable life contract, you should review carefully the prospectus for the Separate Accounts for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yields and total returns would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the Separate Accounts which invest in the Funds.

                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

     The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 11, 1984 (the "Trust Declaration"). A copy of the Trust Declaration is on file with the Secretary of the Commonwealth of Massachusetts.

     The Trust has an unlimited authorized number of shares of beneficial interest which may be divided into an unlimited number of series of such shares, and which are divided presently into twelve series of shares, one series underlying each Fund. Two of the series are not included in this Prospectus. The Trust's shares are entitled to one vote per share (with proportional voting for fractional shares). The rights accompanying Fund shares are vested legally in the Separate Accounts. As a matter of policy, however, holders of variable premium life insurance or variable annuity contracts funded through the Separate Accounts have the right to instruct the Separate Accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants in the Separate Accounts are set forth in the prospectus or offering circular relating to the Separate Accounts. See "Organization of the Trust" in the SAI for the definition of a "majority vote" of shareholders.

     The Trust is not required to hold annual meetings of shareholders. The Trustees or shareholders holding at least 10% of the outstanding shares may call special meetings of shareholders.

Fund Recordkeeping Agent

     FDISG, a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share and maintains general accounting records for each Fund. FDISG is entitled to receive an annual Fund recordkeeping fee based on Fund assets and certain out-of-pocket expenses.

Custodian

     Bankers Trust Company, 130 Liberty Street, New York, New York 10006, is the Custodian of the investment securities and other assets of the Trust.

--------------------------
Allmerica Investment Trust             28

                            INVESTMENT RESTRICTIONS

     The following is a description of certain investment restrictions which are fundamental and may not be changed with respect to a Fund without shareholder approval. For a description of certain other investment restrictions, reference should be made to the SAI.

     1. No Fund will concentrate its investments in particular industries, including debt obligations of supranational entities and foreign governments, but a Fund may invest up to 25% of the value of its total assets in a particular industry. The restriction does not apply to investments in obligations issued or guaranteed by the United States of America, its agencies or instrumentalities, or to investments by the Money Market Fund in securities issued or guaranteed by domestic branches of U.S. banks.

     2.  As to 75% of the value of its total assets (100% for the Money Market
Fund), no Fund will invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by or guaranteed as to principal or interest by the United States Government or any agency or instrumentality thereof) or acquire more than 10% of the voting securities of any issuer. The remaining 25% of assets (other than for the Money Market Fund) may be invested in the securities of one or more issuers without regard to such limitations.

     These limitations apply as of the time of purchase. If through market action the percentage limitations are exceeded, the Fund will not be required to reduce the amount of its holdings in such investments.

                  CERTAIN INVESTMENT STRATEGIES AND POLICIES

Repurchase Agreements (applicable to all Funds) and Reverse Repurchase Agreements (applicable to the Select Capital Appreciation Fund)

     Each Fund may invest in repurchase agreements, under which the Fund acquires ownership of a security (ordinarily U.S. Government securities) but the seller agrees at the time of sale to purchase the security at a mutually agreed upon time and price. Should any seller of a repurchase agreement fail to repurchase the underlying security, or should any seller become insolvent or involved in a bankruptcy proceeding, a Fund could incur disposition costs and losses. Repurchase agreements maturing in more than seven days are subject to the 15% (10% for the Money Market Fund) limit on illiquid securities.

     When the Select Capital Appreciation Fund invests in a reverse repurchase agreement, it sells a security to another party such as a banker or broker-dealer in return for cash and agrees to buy the security back at a future date and price. Reverse repurchase agreement transactions can be considered a form of borrowing by the Fund. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as treasury bills and notes.

"When-Issued" Securities (applicable to all Funds)

     Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery and payment normally take place 15 to 45 days after the commitment to purchase. No income accrues on when-issued securities prior to delivery. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed resulting in a decline in the market value of the security. There is also the risk that under some circumstances the purchase of when-issued securities may act to leverage the Fund.

Lending of Securities (applicable to all Funds)

     For the purpose of realizing additional income, the Funds may lend portfolio securities to broker-dealers or financial institutions amounting to not more than 30% of their respective total assets taken at current value. While any
                                                     --------------------------
                                       29            Allmerica Investment Trust
such loan is outstanding, a Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. Each Fund will have the right to call each loan and obtain the securities. Lending portfolio securities involves certain risks, including possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made in accordance with guidelines established by the Board of Trustees.

Foreign Securities (applicable to each Fund except the Investment Grade Income Fund, Government Bond Fund and Money Market Fund)

     Investments in foreign markets involve substantial risks typically not associated with investing in the U. S., which should be considered carefully by the investor. Such risks may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potentially adverse changes in tax and exchange control regulations, and the potential for restrictions on the flow of international capital. Foreign securities also involve currency risks. Accordingly, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund, depending on the extent of the Fund's foreign investments. Some foreign securities exchanges may not be as developed or efficient as those in the U.S. and securities traded on foreign securities exchanges generally are subject to greater price volatility. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets. Investments in emerging countries involve exposure to economic structures that generally are less diverse and mature than in the U. S., and to political systems which may be less stable. In addition, securities of issuers located in emerging countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.

     The Funds may buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts and options thereon and, in addition, the Select Capital Appreciation Fund may invest in foreign currency forward contracts. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain which might result should the value of the currency increase. Such instruments will be used primarily to protect a Fund from adverse currency movements; however, they also involve the risk that anticipated currency movements will not be accurately predicted, thus adversely affecting a Fund's total return. See "Options and Futures Transactions."

     The Funds' investments may include ADRs. For many foreign securities, there are U.S. dollar-denominated ADRs which are traded in the United States on exchanges or over the counter. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. An ADR may be sponsored by the issuer of the underlying foreign security, or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges. Each Fund may invest in both sponsored and unsponsored ADRs. The Select Capital Appreciation Fund and Select International Equity Fund also may utilize EDRs, which are designed for use in European securities markets, and also may invest in GDRs.

     Obligations in which the Select Income Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

     The Investment Grade Income Fund may not invest in foreign securities other than obligations issued by the Government of Canada and political subdivisions thereof.

--------------------------
Allmerica Investment Trust             30

Restricted Securities (applicable to the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Select Growth Fund and Select Income Fund)

 The Funds also may purchase fixed-income securities that are not registered under the 1933 Act ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, each Fund will not invest more than 15% of its assets in restricted securities (as defined in its investment restrictions) unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be responsible ultimately for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will monitor carefully a Fund's investments in securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. As a result, a Fund might not be able to sell these securities when its Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment at times may play a greater role in valuing these securities than in the case of unrestricted securities.

Options and Futures Transactions (applicable to each Fund except the Money Market Fund) and Forward Contracts and Swaps (applicable to the Select Capital Appreciation Fund)

 Through the writing and purchase of put and call options on its securities, financial indices and foreign currencies, and the purchase and sale of futures contracts and related options with respect to securities, financial indices, and (in the case of the Select Capital Appreciation Fund) foreign currencies in which it may invest, each Fund except the Money Market Fund at times may seek to hedge against fluctuations in net asset value. Each Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above.

 Additionally, the Select Capital Appreciation Fund may invest in forward contracts and swaps which may expose the Fund to additional risks and the transaction costs.

 Risks inherent in the use of futures, options, forward contracts and swaps ("derivative instruments") include (1) the risk that interest rates, securities prices, and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates, or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

 The Funds will purchase futures and options only on exchanges or boards of trade when there appears to be an active secondary market, but there can be no assurance that a liquid secondary market will exist for any future or option at any particular time.

 In connection with transactions in futures and related options, the Funds will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the future contract.

 A more detailed explanation of futures, options, and other derivative instruments, and the risks associated with them, is included in the SAI.

                                                      --------------------------
                                      31              Allmerica Investment Trust

Investments in Money Market Securities (applicable to all Funds)

 Any Fund may hold at least a portion of its assets in cash equivalents or money market instruments. There is always the risk that the issuer of a money market instrument may be unable to make payment upon maturity.

 The Money Market Fund may hold uninvested cash reserves pending investment during temporary, defensive periods or if, in the opinion of the Sub-Adviser, suitable securities are not available for investment. Securities in which the Money Market Fund may invest may not earn as high a level of current income as long-term, lower-quality securities which, however, generally have less liquidity, greater market risk, and more fluctuation in market value.

 Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Select Capital Appreciation Fund and other funds advised by JCC may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

High Yield Securities (applicable to the Select Capital Appreciation Fund and Select Growth Fund)

 Corporate debt securities purchased by the Select Capital Appreciation Fund and the Select Growth Fund will be rated at the time of purchase B or better by Moody's or S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality under the guidelines established for the Funds. The Select Growth Fund may not invest more than 15% of its assets and the Select Capital Appreciation Fund may not invest more than 35% of its assets at the time of investment in securities rated below Baa by Moody's or BBB by S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality. Securities rated B by Moody's or S&P (or equivalently by another NRSRO) are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal and will generally involve more credit risk than securities in the higher rating categories.

 Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities, commonly known as "high yield" securities or "junk bonds," and of the asset value of the Select Capital Appreciation Fund and the Select Growth Fund. Many issuers of high yield corporate debt securities are leveraged substantially at times, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress.

 The lack of a liquid secondary market in certain lower-rated securities may have an adverse impact on their market price and the ability of a Fund to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the credit-worthiness of the issuer. In addition, a less liquid market may interfere with the ability of a Fund to value accurately high yield securities and, consequently, value a Fund's assets. Furthermore, adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. It is reasonable to expect any recession to disrupt severely the market for high yield fixed-income securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

 The Funds also may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments generally is rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-Adviser may treat such securities as unrated debt. Unrated debt securities and securities with different ratings from more than one agency will be included in the 15% and 35% limits of the Funds as stated above, unless such Fund's Sub-Adviser deems such securities to be the equivalent of investment grade securities. See the Appendix for a description of the bond ratings.

--------------------------
Allmerica Investment Trust            32

Asset-Backed Securities and Mortgage-Backed Securities (applicable to the Select Income Fund, Investment Grade Income Fund, and Government Bond Fund)

 The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rate and prepayment rate scenarios, the Funds may fail to recoup fully their investment in asset-backed securities. The Investment Grade Income Fund and Government Bond Fund will not invest more than 20% of its total assets in asset-backed securities. The Select Income Fund will not invest more than 10% of its total assets in asset-backed securities.

 The Funds also may invest in mortgage-backed securities which are debt obligations secured by real estate loans and pools of loans on single family homes, multi-family homes, mobile homes, and in some cases, commercial properties. The Funds may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency such as the Ginnie Mae, Fannie Mae, and Freddie Mac.

 Mortgage-backed securities are in most cases "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages that underlie securities purchased at a premium could result in losses.

 The Funds also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac, and Ginnie Mae, including guaranteed collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates, when consistent with the Funds' investment objectives, policies, and limitations. A CMO is a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

 CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, and Ginnie Mae are types of multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds currently do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac, or Ginnie Mae guaranteed mortgage pass-through certificates. The obligations of Fannie Mae, Freddie Mac, or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac, or Ginnie Mae, respectively.

 Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available otherwise.

 For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates

                                                      --------------------------
                                      33              Allmerica Investment Trust

("PCs"). PCs represent undivided interests in specified residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

 Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes). This Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

 REMIC Certificates issued by Fannie Mae, Freddie Mac, and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. There can be no assurance that the United States Government will provide financial support to Fannie Mae, Freddie Mac, or Ginnie Mae if necessary in the future.

Stripped Mortgage-Backed Securities (applicable to the Select Income Fund, Investment Grade Income Fund, and Government Bond Fund)

 The Funds may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

 SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments on the related underlying mortgage assets), and a rapid rate of principal payments may have a material, adverse effect on a portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup fully their initial investment in these securities even if the security is in one of the highest rating categories. Certain SMBS may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. The market value of the PO class generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets generally are higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be recouped fully. The Sub-Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

Hedging Techniques and Investment Practices (applicable to the Select Capital Appreciation Fund and Select International Equity Fund)

 The Select Capital Appreciation Fund and the Select International Equity Fund may employ certain strategies in order to manage exchange rate risks. For example, each Fund may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency. The Funds may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of the Fund's assets denominated in or exposed to that currency) or by participating in options on futures contracts with respect to such currency ("position hedge"). The Funds also could hedge that position by selling a second currency that is expected to perform similarly to the currency in which portfolio investments are denominated for U.S. dollars ("proxy hedge"). The Funds also may enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if their Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). As an operational policy, the Funds will not commit more than 10% of their assets to the consummation of cross-hedge contracts and either will cover currency hedging transactions with liquid portfolio securities denominated in or whose value is tied to the applicable currency or seg-

--------------------------            34
Allmerica Investment Trust
regate liquid assets in the amount of such commitments. In addition, when the Fund anticipates repurchasing securities denominated in a particular currency, the Fund may enter into a forward contract to purchase such currency in exchange for the dollar or another currency ("anticipatory hedge").

 These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may have an adverse impact on a Fund's performance if its Sub-Adviser's projection of future exchange rates is inaccurate.













                                                      --------------------------
                                      35              Allmerica Investment Trust

                                   APPENDIX

 Descriptions of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") commercial paper and bond ratings:

Commercial Paper Ratings

 Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The two highest designations are as follows:

 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics:

        - Leading market positions in well-established industries.

        - High rates of return on funds employed.

        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject more to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 S&P commercial paper ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The two highest rating categories are described as follows:

    A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Municipal Obligations

 Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in the short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the long run. Symbols used will be as follows:

    MIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

    MIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


--------------------------
Allmerica Investment Trust            36

 A short-term rating also may be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event that demand is not met. VMIG-1 and VMIG-2 ratings carry the same definitions as MIG-1 and MIG-2, respectively.

Description of Moody's Bond Ratings

 Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

 A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

 Baa - Bonds that are rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

 Those bonds within the Aa, A, Baa, Ba, and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Description of S&P's Debt Ratings

 AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

 AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

 A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are

                                                      --------------------------
                                      37              Allmerica Investment Trust
 more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

 BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

 Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


--------------------------
Allmerica Investment Trust            38

                          ALLMERICA INVESTMENT TRUST
                              440 Lincoln Street
                        Worcester, Massachusetts 01653
                                (508) 855-1000

  Allmerica Investment Trust (the "Trust") is a professionally managed, open-end investment company designed to provide the underlying investment vehicles for insurance-related accounts. The investment objectives of the two separate portfolios of the Trust (collectively, the "Funds" and individually, the "Fund") currently offered by this Prospectus are as follows:

     SELECT AGGRESSIVE GROWTH FUND seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

     SELECT INTERNATIONAL EQUITY FUND seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

  Currently, shares of each Fund may be purchased only by separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") for the purpose of funding group annuity contracts issued by First Allmerica. The offering circular for the Separate Accounts should be read in conjunction with this Prospectus.


  This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Certain additional information is contained in the Statement of Additional Information dated May 1, 1997 (the "SAI"), which has been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available upon request without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653,
(508) 855-1000.

  Investment in the Funds is neither insured nor guaranteed by the U.S. Government.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO VARIOUS RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               DATED MAY 1, 1997



                                                      __________________________
                                                      Allmerica Investment Trust

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS .......................................................  3
HOW ARE THE FUNDS MANAGED? .................................................  6
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES? ...........................  6
         Select Aggressive Growth Fund .....................................  7
         Select International Equity Fund ..................................  8
MANAGEMENT FEES AND EXPENSES ...............................................  8
FUND MANAGER INFORMATION ...................................................  9
HOW ARE SHARES VALUED? ..................................................... 10
TAXES AND DISTRIBUTIONS TO SHAREHOLDERS .................................... 10
SALE AND REDEMPTION OF SHARES .............................................. 11
HOW IS PERFORMANCE DETERMINED? ............................................. 11
ORGANIZATION AND CAPITALIZATION OF THE TRUST ............................... 12
INVESTMENT RESTRICTIONS .................................................... 12
CERTAIN INVESTMENT STRATEGIES AND POLICIES ................................. 13
APPENDIX ................................................................... 16





__________________________
Allmerica Investment Trust             2

                             FINANCIAL HIGHLIGHTS


  The following Financial Highlights have been audited by Price Waterhouse LLP, independent accountants of the Trust. This information should be read in conjunction with the financial statements and notes thereto which appear in the Policyowner's annual report for the year ended December 31, 1996 ("Annual Report"), and which are incorporated by reference in the Trust's SAI. Further information about the performance of the Funds is contained in the Annual Report which may be obtained without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.




                                                      __________________________
                                       3              Allmerica Investment Trust

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                            NET
                  NET                      AND                             DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED                DIVIDENDS    FROM NET                                    (DECREASE)
                 VALUE        NET      GAIN (LOSS)  TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT      ON        INVESTMENT  INVESTMENT    CAPITAL        IN        RETURN OF   DISTRI- NET ASSET
DECEMBER 31,    OF YEAR    INCOME(2)  INVESTMENTS   OPERATIONS   INCOME       GAINS        EXCESS      CAPITAL     BUTIONS   VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------
SELECT AGGRESSIVE
 GROWTH FUND(1)
     1996      $ 1.848    $ (0.009)    $  0.351      $  0.342    $    --     $ (0.153)   $    --       $   --     $ (0.153) $ 0.189
     1995        1.397      (0.001)       0.452         0.451         --           --         --           --           --    0.451
     1994        1.431      (0.002)      (0.032)       (0.034)        --           --         --           --           --   (0.034)
     1993        1.197       0.001        0.234         0.235     (0.001)          --         --           --       (0.001)   0.234
     1992        1.000       0.001        0.197         0.198     (0.001)          --         --           --       (0.001)   0.197
SELECT INTERNATIONAL
   EQUITY FUND(1)
     1996        1.136       0.011        0.238         0.249     (0.012)      (0.003)    (0.014)(3)       --       (0.029)   0.220
     1995        0.963       0.013        0.176         0.189     (0.011)      (0.005)        --           --       (0.016)   0.173
     1994        1.000       0.003       (0.038)       (0.035)    (0.001)      (0.001)        --           --       (0.002)  (0.037)

_________________________________
*        Annualized
**       Not Annualized
(A)      Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)      Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select International Equity Fund commenced operations on May 2, 1994.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; and $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund.
(3)      Distributions in excess of net investment income.


__________________________
Allmerica Investment Trust              4

--------------------------------------------------------------------------------
                   ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                           RATIOS/SUPPLEMENTAL DATA
       ----------------------------------------------------------------
                         RATIOS TO AVERAGE NET ASSETS
              --------------------------------------------------

 NET ASSET             NET ASSETS
   VALUE                 END OF         NET                                                            PORTFOLIO   AVERAGE
  END OF     TOTAL        YEAR      INVESTMENT        OPERATING EXPENSES          MANAGEMENT FEE       TURNOVER  COMMISSIONS
   YEAR    RETURN(E)    (000'S)      INCOME         (A)      (B)     (C)          GROSS      NET         RATE      RATE(D)
 --------- ---------   ----------   ----------     -----    -----   -----         -----     -----      --------  -----------
  $ 2.037   18.55%     $ 407,442      (0.53)%      1.08%    1.08%   1.08%         1.00%     1.00%        113%      $ 0.0597
    1.848   32.28%       254,872      (0.07)%      1.09%      --    1.09%         1.00%     1.00%        104%            --
    1.397   (2.31)%      136,573      (0.21)%      1.16%      --    1.16%         1.00%     1.00%        100%            --
    1.431   19.51%        66,251       0.10%       1.19%      --    1.23%         1.00%     0.96%         76%            --
    1.197   19.85%**       9,270       0.34%*      1.35%*     --    1.88%*         N/A       N/A          33%            --

    1.356   21.94%       246,877       1.22%       1.20%    1.23%   1.23%         1.00%     1.00%         18%        0.0248
    1.136   19.63%       104,312       1.68%       1.24%      --    1.24%         1.00%     1.00%         24%            --
    0.963   (3.49)%**     40,498       0.87%*      1.50%*     --    1.78%*        1.00%*    0.72%*        19%            --





                                                      __________________________
                                        5             Allmerica Investment Trust

                          HOW ARE THE FUNDS MANAGED?

  The overall responsibility for the supervision of the affairs of the Trust vests in the Board of Trustees of the Trust which meets on a quarterly basis. Allmerica Investment Management Company, Inc. (the "Manager") is responsible for the management of the Trust's day-to-day business affairs and has general responsibility for the management of the investments of the Funds. The Manager, at its expense, has contracted with certain Sub-Advisers to manage the investments of the Funds subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").


  The Manager is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, a life insurance company organized in Massachusetts in 1844. The Manager, organized August 19, 1985, also serves as manager of the Allmerica Funds, an open-end investment company. The Manager and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653.


  The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Funds. Each Sub-Adviser, which has been selected on the basis of various factors including management experience, investment techniques, and staffing, is authorized to engage in portfolio transactions on behalf of the applicable Fund subject to such general or specific instructions as may be given by the Trustees and/or the Manager. The terms of a Sub-Adviser Agreement cannot be changed without the approval of a majority interest of the shareholders of the affected Fund. The Sub-Advisers have been selected by the Manager and the Trustees in consultation with RogersCasey & Associates, Inc. ("RogersCasey"), a leading pension consulting firm. RogersCasey is a wholly-owned subsidiary of BARRA, Inc. The cost of such consultation is borne by the Manager.


  RogersCasey provides consulting services to pension plans representing over $300 billion in total assets and, in its consulting capacity, monitors the investment performance of over 1,000 investment advisers. From time to time, specific clients of RogersCasey and the Sub-Advisers will be named in sales materials. At times, RogersCasey assists in the development of asset allocation strategies which may be used by shareholders in the diversification of their portfolios across different asset classes.


  Ongoing performance of the independent Sub-Advisers is reviewed and evaluated by a committee which includes members who are officers of First Allmerica, its affiliates or the Manager and an independent consultant. Combined, the committee has over 150 years of investment experience. Historical performance data for all of the Funds is set forth under "Financial Highlights." The Manager is responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Funds are as follows:


     Select Aggressive Growth Fund      Nicholas-Applegate Capital Management,
                                        L.P.
     Select International Equity Fund   Bank of Ireland Asset Management (U.S.)
                                        Ltd.


  For a sample listing of certain of the Sub-Advisers' clients, see "Investment Management and Other Services" in the SAI. For more information on each of the Sub-Advisers, see "What Are the Investment Objectives and Policies?" and "Fund Manager Information."

  The Manager also has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for each of the Funds and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is responsible for the payment of the administrative fee to FDISG.


               WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?

  Each Fund has a separate investment objective and policies designed to meet different investment and financial needs, as described below. There is no assurance that a Fund will achieve its investment objective.




__________________________
Allmerica Investment Trust              6

  A Fund's investment objective is fundamental and may not be changed without shareholder approval. Unless otherwise indicated, a Fund's investment policies are not fundamental and may be changed without shareholder approval.


Select Aggressive Growth Fund

Investment Objective: The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.


Sub-Adviser: Nicholas-Applegate Capital Management, L.P. ("NACM") serves as Sub-Adviser to the Select Aggressive Growth Fund. NACM is an investment manager supervising accounts with approximately $32 billion in total assets as of December 31, 1996. NACM's clients are primarily major corporate employee benefit funds, public employee retirement plans, foundations and endowment funds, investment companies, and individuals. Founded in 1984, NACM is located at 600 West Broadway, Suite 2900, San Diego, California 92101.

Investment Policies: Under normal circumstances, at least 65% of the assets of the Select Aggressive Growth Fund will be invested in equity securities consisting of common stocks, securities convertible into common stocks (including bonds, notes and preferred stocks), and warrants. The Fund's assets also may be invested in other debt securities and preferred stocks when such securities are believed appropriate in light of the Fund's investment objective and market conditions.

  The selection of securities is made solely on the basis of their potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective. While investments may be made in well-known and established companies, a significant portion of the Fund's investments is expected to be in securities of newer and relatively unseasoned companies or companies which represent new or changing industries.


  At any given point, a substantial portion of the Fund's equity investments may be in securities which are not listed for trading on national securities exchanges and which, although publicly traded, may be less liquid than securities issued by larger, more seasoned companies which trade on national securities exchanges. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

  Securities of newer companies may be closely held with only a small portion of their outstanding securities owned by the general public. Newer companies may have relatively small revenue, lack depth of management, and have a small share of the market for their products or services; thus, they may be more vulnerable to changes in economic conditions, market fluctuations, and other factors affecting the profitability or marketability of companies. Due to these and other factors, the price movement of the securities held by the Fund can be expected to be more volatile than is the case for the market as a whole, and the net asset value of a share of the Fund may fluctuate significantly. Consequently, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in an aggressive growth portfolio, nor should investment in the Fund be considered a balanced or complete investment program.


  When NACM determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in high-grade, fixed-income securities, U.S. Government securities, or hold assets in cash or cash equivalents. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."



  The Fund also may invest up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts ("ADRs")).

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 113%. The portfolio turnover rate was the result of the Sub-Adviser's investment approach which typically results in above-average port-

                                                      __________________________
                                        7             Allmerica Investment Trust
folio turnover as securities are sold when the Sub-Adviser believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by the Fund and the purchase of another security can enhance return. A security may be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Portfolio turnover rates may vary greatly from year to year. A high portfolio turnover rate will likely result in greater brokerage costs to the Fund.

SELECT INTERNATIONAL EQUITY FUND

Investment Objective: The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U S. companies.

Sub-Adviser: Bank of Ireland Asset Management (U.S.) Limited ("BIAM") serves as Sub-Adviser for the Select International Equity Fund. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland. Its main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at Two Greenwich Plaza, Greenwich, CT 06830. Bank of Ireland provides investment management services through a network of affiliated companies, including BIAM which represents North American clients. As of December 31, 1996, Bank of Ireland managed approximately $21 billion in global securities for Irish, United Kingdom, European, Australian, South African, Canadian, and U.S. clients.

Investment Policies: To achieve its objective, the Select International Equity Fund will invest primarily in common stocks of established non-U.S. companies. Under normal market conditions, at least 65 % of the Fund's total assets will be invested in the securities of companies domiciled in at least five foreign countries, not including the United States. The Fund also may acquire fixed income debt securities. It will do so, at the discretion of BIAM, primarily for defensive purposes. The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

  The Fund's investments may include American Depositary Receipts ("ADRs") which may be sponsored or unsponsored by the underlying issuer. The Fund may also utilize European Depositary Receipts ("EDRs"), which are similar to ADRs, in bearer form, designed for use in the European securities markets and Global Depositary Receipts ("GDRs"). Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies-Foreign Securities." For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities.

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 18%. The portfolio turnover rate for the Fund may vary greatly from year to year.


                         MANAGEMENT FEES AND EXPENSES


  Under its Management Agreement with the Trust, the Manager is obligated to perform certain administrative and management services for the Trust; furnishes to the Trust all necessary office space, facilities, and equipment; and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager. Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by the Trust, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"); other fees payable to the Securities and Exchange Commission; independent accountant, legal, and custodian fees; association membership dues; taxes; interest; insurance premiums; brokerage commissions; fees and expenses of the Trustees who are not affiliated with the Manager; expenses for proxies, prospectuses, and reports to shareholders; Fund recordkeeping expenses; and other expenses.

  For its services to the Select Aggressive Growth Fund and the Select International Equity Fund, the Manager receives fees computed daily at an annual rate of 1.00% of the average daily net asset value of each such Fund.

__________________________
Allmerica Investment Trust              8

  The Manager is responsible for the payment of all fees to the Sub-Advisers. For its services, NACM will receive a fee computed daily at an annual rate of 0.60% of the average daily net asset value of the Select Aggressive Growth Fund. For its services, BIAM will receive a fee computed daily at an annual rate based on the average daily net assets of the Select International Equity Fund, under the following schedule:

              ASSETS                               RATE
              ------                               ----
              First $50 Million ................   0.45%
              Next $50 Million .................   0.40%
              Over $100 Million ................   0.30%


  BIAM's fee varies according to the level of assets in the Select International Equity Fund, which will reduce the fees paid by the Manager as Fund assets grow, but will not reduce the operating expenses of such Fund.

  For the fiscal year ended December 31, 1996, each Fund paid the Manager gross fees before reimbursement at a rate of 1.00% of the Fund's average daily net assets.

  The following table shows voluntary expense limitations which the Manager has declared for each Fund and the operating expenses incurred for the fiscal year ended December 31, 1996 for each Fund.

                                                PERCENTAGE OF AVERAGE DAILY ASSETS
                                                ----------------------------------
                                                VOLUNTARY EXPENSE        OPERATING
         FUND                                      LIMITATIONS           EXPENSES+
         ----                                      -----------           ---------
         Select Aggressive Growth Fund .........      1.35%                1.08%
         Select International Equity Fund ......      1.50%                1.20%

________________________________________________

  +Including reductions such as directed brokerage credits. See "Brokerage Allocation - Directed Brokerage Program" in the SAI.

  The Manager will voluntarily reimburse its fees and any expenses above the expense limitations. The expense limitations are voluntary and may be removed at any time after a Fund's first fiscal year of operation without prior notice to existing shareholders. The Manager reserves the right to recover from a Fund any fees, within a current fiscal year period, which were reimbursed in that same year to the extent that total annual expenses did not exceed the applicable expense limitation. Non-recurring and extraordinary expenses generally are excluded in the determination of expense ratios of the Funds for determining any required expense reimbursement. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.


                           FUND MANAGER INFORMATION

  The following individuals are primarily responsible for the day-to-day management of the particular Funds as indicated below:

  The following individuals have served as members of a committee of fund managers for the SELECT AGGRESSIVE GROWTH FUND since March 1994, with the exception of Mr. Nicholas who has served as a fund manager since the Fund's inception in August 1992:

  Arthur E. Nicholas, Partner and Chief Investment Officer at NACM, is the co-founder of NACM. Prior to NACM, Mr. Nicholas was Managing Director and Chief Investment Officer of Pacific Century Advisers. He was also associated with Security Pacific Bank for over two years and with San Diego Trust & Savings Bank for ten years.

  Lawrence S. Speidell is a Partner and Director of Global/Systematic Portfolio Management and Research at NACM. Prior to joining NACM in 1994, Mr. Speidell spent ten years with Batterymarch Financial Management. He also was Senior Vice President and Portfolio Manager at Putnam Management Company from 1971 to 1983.

                                                      __________________________
                                        9             Allmerica Investment Trust

  John J. Kane, Senior Portfolio Manager, U.S. Systematic at NACM, has twenty-eight years of economic/investment experience. Prior to joining NACM in 1994, Mr. Kane was employed by ARCO Investment Management Company and General Electric Company.


  Mark W. Stuckelman, Portfolio Manager, U.S. Systematic, joined NACM in 1995. Prior to joining NACM, he was employed for five years with Wells Fargo Bank's Investment Management Group, Fidelity Management Trust Co., and BARRA, Inc.


  The following portfolio managers are involved in the investment process utilized for the SELECT INTERNATIONAL EQUITY FUND:

  Christopher Reilly, Chief Investment Officer, joined Bank of Ireland in 1980 and has had overall responsibility for asset management since 1985. Previously, he worked in the United Kingdom in stockbrokering and investment management.

  Denis Donovan, Director-Portfolio Management, received an MBA from University College Dublin. Prior to joining Bank of Ireland in 1985, he spent more than thirteen years in the money market and foreign exchange operations of the Central Bank of Ireland, the Irish equivalent of the U.S. Federal Reserve. He has overall responsibility for the portfolio management function for all of BIAM's client base.

  John O'Callaghan is a graduate of Trinity College, Dublin and is a Chartered Financial Analyst. He joined Bank of Ireland in 1987.

  Peter Wood joined Bank of Ireland in 1985 after spending five years with another leading investment management firm. He is responsible for portfolio construction.


                            HOW ARE SHARES VALUED?

  The net asset value of the shares of each Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open for trading.

  Equity securities are valued on the basis of their market value if market quotations are readily available. In other cases, they are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be performed by persons acting pursuant to the direction of the Trustees. Debt securities (other than short-term obligations) normally are valued on the basis of valuations formulated by a pricing service which utilizes data processing methods to determine valuations for normal, institutional-size trading units of such securities. Such methods include the use of market transactions for comparable securities and various relationships between securities which generally are recognized by institutional traders. Debt obligations in Funds having a remaining maturity of 60 days or less are valued at amortized cost when it is determined that amortized cost approximates fair value. Short-term obligations of Funds having a remaining maturity of more than 60 days are marked to market based upon readily available market quotations for such obligations or similar securities.

  The net asset value of the Funds will fluctuate.


                    TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

  It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies so that the Trust will not be subject to federal income tax on any net income and any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Dividends out of net investment income will be declared and paid annually. Distributions of net capital gains for the year, if any, are made annually. All dividends and capital gain distributions are applied to purchase additional Fund shares at net asset value as of the payment date. Fund shares are held by the Separate Accounts and any distributions are reinvested

__________________________
Allmerica Investment Trust              10
automatically by the Separate Accounts. Tax consequences to investors in the Separate Accounts which are invested in the Trust are described in the prospectus or offering circular for such Accounts.


                         SALE AND REDEMPTION OF SHARES

  Shares of the Funds are sold in a continuous offering and currently may be purchased only by Separate Accounts established by First Allmerica. The Separate Accounts are the funding mechanisms for group annuity contracts. The Separate Accounts invest in shares of one or more of the Funds. Shares of each Fund are sold at their net asset value as next computed after receipt of the purchase order without the addition of any selling commission or "sales load."


  Shares of the Trust are also currently being issued under separate prospectuses to Separate Accounts of Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), a subsidiary of First Allmerica, First Allmerica, and other subsidiaries of First Allmerica which issue variable or group annuity policies or variable premium life insurance policies ("mixed funding"). Although neither Allmerica Financial Life nor the Trust currently foresees any disadvantage, it is conceivable that in the future such mixed funding may be disadvantageous for variable or group annuity policyowners or variable premium life insurance policyowners ("Policyowners"). The Trustees of the Trust intend to monitor events in order to identify any conflicts that may arise between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable annuity, group annuity, and variable premium life separate accounts, Allmerica Financial Life would pay the attendant expenses.

  The Trust redeems shares of each Fund at its net asset value as next computed after receipt of the request for redemption. The redemption price may be more or less than the shareholder's cost. No fee is charged by the Trust on redemption. The group contracts funded through the Separate Accounts are sold subject to certain fees and charges which may include sales and redemption charges as described in the prospectus or offering circular for such Separate Account.

  Redemption payments will be paid within seven days after receipt of the written request therefor by the Trust, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.


                        HOW IS PERFORMANCE DETERMINED?

  A Fund's performance may be quoted in advertising. A Fund's performance may be compared with the performance of other investments or relevant indices. All performance information is based on historical results and is not intended to indicate future performance.

  A Fund's "yield" is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period.

  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming all dividends and capital gain distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical, annually-compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's return, they are not the same as actual year-by-year results.


  YIELDS AND TOTAL RETURNS QUOTED FOR THE FUNDS INCLUDE THE EFFECT OF DEDUCTING THE FUNDS' EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO A PARTICULAR INSURANCE PRODUCT. SINCE SHARES OF THE FUNDS CAN BE PURCHASED ONLY THROUGH A GROUP ANNUITY, YOU SHOULD REVIEW CAREFULLY THE PROSPECTUS OR OFFERING CIRCULAR FOR THE SEPARATE ACCOUNTS FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. INCLUDING THESE CHARGES IN THE QUOTATIONS OF THE FUNDS' YIELDS AND TOTAL RETURNS WOULD HAVE THE EFFECT OF

                                                      __________________________
                                       11             Allmerica Investment Trust

DECREASING PERFORMANCE. PERFORMANCE INFORMATION FOR THE FUNDS MUST ALWAYS BE ACCOMPANIED BY, AND BE REVIEWED WITH, PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNTS WHICH INVEST IN THE FUNDS.


                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 11, 1984 (the "Trust Declaration"). A copy of the Trust Declaration is on file with the Secretary of the Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest which may be divided into an unlimited number of series of such shares, and which are divided presently into twelve series of shares, one series underlying each Fund. The two Funds described in this Prospectus may be purchased by the Separate Accounts established by First Allmerica. The Trust's shares are entitled to one vote per share (with proportional voting for fractional shares). The rights accompanying Fund shares are vested legally in the Separate Accounts. As a matter of policy, however, holders of group annuity contracts funded through the Separate Accounts have the right to instruct the Separate Accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants in the Separate Accounts are set forth more fully in the prospectus or offering circular relating to those Accounts. See "Organization of the Trust" in the SAI for a definition of a "majority vote" of shareholders.

  The Trust is not required to hold annual meetings of shareholders. The Trustees or shareholders holding at least 10% of the outstanding shares may call special meetings of shareholders.


FUND RECORDKEEPING AGENT

  FDISG, a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share and maintains general accounting records for each Fund. FDISG is entitled to receive an annual Fund recordkeeping fee based on Fund assets and certain out-of-pocket expenses.


CUSTODIAN

  Bankers Trust Company, 130 Liberty Street, New York, New York 10006, is the Custodian of the investment securities and other assets of the Trust.


                            INVESTMENT RESTRICTIONS

  The following is a description of certain investment restrictions which are fundamental and may not be changed with respect to a Fund without shareholder approval. For a description of certain other investment restrictions, reference should be made to the SAI.


         1. No Fund will concentrate its investments in particular industries, including debt obligations of supranational entities and foreign governments, but a Fund may invest up to 25% of the value of its total assets in a particular industry. The restriction does not apply to investments in obligations issued or guaranteed by the United States of America, its agencies or instrumentalities.


         2. As to 75% of the value of its total assets, no Fund will invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by or guaranteed as to principal or interest by the United States Government or any agency or instrumentality thereof) or acquire more than 10% of the voting securities of any issuer. The remaining 25% of assets may be invested in the securities of one or more issuer without regard to such limitations.

  These limitations apply as of the time of purchase. If through market action the percentage limitations are exceeded, the Fund will not be required to reduce the amount of its holdings in such investments.

__________________________
Allmerica Investment Trust              12

                  CERTAIN INVESTMENT STRATEGIES AND POLICIES

REPURCHASE AGREEMENTS (APPLICABLE TO BOTH FUNDS)

  Each Fund may invest in repurchase agreements, under which the Fund acquires ownership of a security (ordinarily U.S. Government Securities) but the seller agrees at the time of sale to purchase the security at a mutually agreed upon time and price. Should any seller of a repurchase agreement fail to repurchase the underlying security, or should any seller become insolvent or involved in a bankruptcy proceeding, a Fund could incur disposition costs and losses. Repurchase agreements maturing in more than seven days are subject to the 15% limit on illiquid securities.

"WHEN-ISSUED" SECURITIES (APPLICABLE TO BOTH FUNDS)

  Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery and payment normally take place 15 to 45 days after the commitment to purchase. No income accrues on when-issued securities prior to delivery. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed resulting in a decline in the market value of the security. There is also the risk that under some circumstances the purchase of when-issued securities may act to leverage the Fund.

LENDING OF SECURITIES (APPLICABLE TO BOTH FUNDS)

  For the purpose of realizing additional income, the Funds may lend portfolio securities to broker-dealers or financial institutions amounting to not more than 30% of their respective total assets taken at current value. While any such loan is outstanding, a Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. Each Fund will have the right to call each loan and obtain the securities. Lending portfolio securities involves certain risks, including possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made in accordance with guidelines established by the Board of Trustees.

FOREIGN SECURITIES (APPLICABLE TO BOTH FUNDS)

  Investments in foreign markets involve substantial risks not associated typically with investing in the U. S. which should be considered carefully by the investor. Such risks may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potentially adverse changes in tax and exchange control regulations, and the potential for restrictions on the flow of international capital. Foreign securities also involve currency risks. Accordingly, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund, depending on the extent of such Fund's foreign investments. Some foreign securities exchanges may not be as developed or efficient as those in the U.S. and securities traded on foreign securities exchanges generally are subject to greater price volatility. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets. Investments in emerging countries involve exposure to economic structures that are generally less diverse and mature than in the U. S., and to political systems which may be less stable. In addition, securities of issuers located in emerging countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.

  Each Fund may buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts and options thereon. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain which might result should the value of the currency increase. Such instruments will be used primarily to protect a Fund from adverse currency movements; however, they also involve the risk that anticipated currency movements will not be accurately predicted, thus adversely affecting a Fund's total return. See "Options and Futures Transactions."

                                                      __________________________
                                      13              Allmerica Investment Trust

  The Funds' investments may include ADRs. For many foreign securities, there are U.S. dollar-denominated ADRs which are traded in the United States on exchanges or over the counter. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. An ADR may be sponsored by the issuer of the underlying foreign security, or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges. The Funds will invest in both sponsored and unsponsored ADRs. The Select International Equity Fund also may utilize EDRs, which are designed for use in European securities markets, and also may invest in GDRs.

OPTIONS AND FUTURES TRANSACTIONS (APPLICABLE TO BOTH FUNDS)

  Through the writing and purchase of put and call options on its securities, financial indices, and foreign currencies and the purchase and sale of futures contracts and related options with respect to securities and financial indices in which it may invest, each Fund at times may seek to hedge against fluctuations in net asset value. Each Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above.


  Risks inherent in the use of futures and options ("derivative instruments") include (1) the risk that interest rates, securities prices, and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates, or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

  The Funds will purchase futures and options only on exchanges or boards of trade when there appears to be an active secondary market, but there can be no assurance that a liquid secondary market will exist for any future or option at any particular time.

  In connection with transactions in futures and related options, the Funds will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the futures contract.

  A more detailed explanation of futures, options, and other derivative instruments, and the risks associated with them, is included in the SAI.

RESTRICTED SECURITIES (APPLICABLE TO BOTH FUNDS)


  The Funds also may purchase fixed-income securities that are not registered under the Securities Act of 1933 ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933
Act. However, each Fund will not invest more than 15% of its assets in restricted securities (as defined in its investment restrictions) unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be responsible ultimately for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will monitor carefully a Fund's investments in securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a

__________________________
Allmerica Investment Trust              14
time uninterested in purchasing these restricted securities. As a result, a Fund might not be able to sell these securities when its Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment at times may play a greater role in valuing these securities than in the case of unrestricted securities.

INVESTMENTS IN MONEY MARKET SECURITIES (APPLICABLE TO BOTH FUNDS)

  Each Fund may hold at least a portion of its assets in cash equivalents or money market instruments. There is always the risk that the issuer of a money market instrument may be unable to make payment upon maturity.

FOREIGN CURRENCY HEDGING TECHNIQUES AND INVESTMENT PRACTICES (APPLICABLE TO THE SELECT INTERNATIONAL EQUITY FUND)

  The Select International Equity Fund may employ certain strategies in order to manage exchange rate risks. For example, the Fund may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency. The Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of the Fund's assets denominated in or exposed to that currency) or by participating in options on futures contracts with respect to such currency ("position hedge"). The Fund also could hedge that position by selling a second currency that is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars ("proxy hedge"). The Fund also may enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if its Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). As an operational policy, the Fund will not commit more than 10% of its assets to the consummation of cross-hedge contracts and either will cover currency hedging transactions with liquid portfolio securities denominated in or whose value is tied to the applicable currency or segregate liquid assets in the amount of such commitments. In addition, when the Fund anticipates purchasing securities denominated in a particular currency, the Fund may enter into a forward contract to purchase such currency in exchange for the dollar or another currency ("anticipatory hedge").

  These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may have an adverse impact on the Fund's performance if its Sub-Adviser's projection of future exchange rates is inaccurate.

                                                      __________________________
                                      15              Allmerica Investment Trust

                                   APPENDIX

  Descriptions of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") commercial paper and bond ratings:

COMMERCIAL PAPER RATINGS

  MOODY'S EMPLOYS THREE DESIGNATIONS, ALL JUDGED TO BE INVESTMENT GRADE, TO INDICATE THE RELATIVE REPAYMENT CAPACITY OF RATED ISSUERS. THE TWO HIGHEST DESIGNATIONS ARE AS FOLLOWS:

   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-l repayment capacity normally will be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject more to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P COMMERCIAL PAPER RATINGS ARE GRADED INTO SEVERAL CATEGORIES, RANGING FROM "A-1" FOR THE HIGHEST QUALITY OBLIGATIONS TO "D" FOR THE LOWEST. THE TWO HIGHEST RATING CATEGORIES ARE DESCRIBED AS FOLLOWS:

       A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

       A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL OBLIGATIONS

  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the long run. Symbols used will be as follows:

       MIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

       MIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

__________________________
Allmerica Investment Trust              16

  A short-term rating also may be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1 and VMIG-2 ratings carry the same definitions as MIG-1 and MIG-2, respectively.

DESCRIPTION OF MOODY'S BOND RATINGS

   Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are known generally as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

   Baa-Bonds that are rated Baa to be considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Those bonds within Aa, A, and Baa categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, and Baa1.

DESCRIPTION OF S&P'S DEBT RATINGS

   AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

   A -Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


   BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Plus (+) or (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                                      __________________________
                                      17              Allmerica Investment Trust

                          ALLMERICA INVESTMENT TRUST
                              440 Lincoln Street
                        Worcester, Massachusetts 01653
                                (508) 855-1000

  Allmerica Investment Trust (the "Trust") is a professionally managed, open-end investment company designed to provide the underlying investment vehicles for insurance related accounts. The investment objectives of the five separate portfolios of the Trust (collectively, the "Funds," and individually, the "Fund") currently offered by this Prospectus are as follows:

     SELECT AGGRESSIVE GROWTH FUND seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

     SELECT CAPITAL APPRECIATION FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

     SELECT INTERNATIONAL EQUITY FUND seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

     SELECT GROWTH FUND seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

     SELECT INCOME FUND seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.

  Currently, shares of each Fund may be purchased only by separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") for the purpose of funding group annuity contracts issued by First Allmerica. The offering circular for the Separate Accounts should be read in conjunction with this Prospectus.


  This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Certain additional information is contained in the Statement of Additional Information dated May 1, 1997 (the "SAI"), which has been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available upon request without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.


  Investment in the Funds is neither insured nor guaranteed by the U.S. Government.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO VARIOUS RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                DATED MAY 1, 1997

                                                      --------------------------
                                                      Allmerica Investment Trust

                                TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS ...................................    3
HOW ARE THE FUNDS MANAGED? .............................    6
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES? .......    7
     Select Aggressive Growth Fund .....................    7
     Select Capital Appreciation Fund ..................    8
     Select International Equity Fund ..................    9
     Select Growth Fund ................................   10
     Select Income Fund ................................   11
MANAGEMENT FEES AND EXPENSES ...........................   12
FUND MANAGER INFORMATION ...............................   14
HOW ARE SHARES VALUED? .................................   16
TAXES AND DISTRIBUTIONS TO SHAREHOLDERS ................   16
SALE AND REDEMPTION OF SHARES ..........................   16
HOW IS PERFORMANCE DETERMINED? .........................   17
ORGANIZATION AND CAPITALIZATION OF THE TRUST ...........   17
INVESTMENT RESTRICTIONS ................................   18
CERTAIN INVESTMENT STRATEGIES AND POLICIES .............   18
APPENDIX ...............................................   25


--------------------------
Allmerica Investment Trust             2

                             FINANCIAL HIGHLIGHTS



  The following Financial Highlights have been audited by Price Waterhouse LLP, independent accountants of the Trust. This information should be read in conjunction with the financial statements and notes thereto which appear in the Policyowner's annual report for the year ended December 31, 1996 ("Annual Report"), and which are incorporated by reference in the Trust's SAI. Further information about the performance of the Funds is contained in the Annual Report which may be obtained without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.

                                                      --------------------------
                                3                     Allmerica Investment Trust

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                            NET
                  NET                      AND                             DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED                DIVIDENDS    FROM NET                                    (DECREASE)
                 VALUE        NET      GAIN (LOSS)  TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT      ON        INVESTMENT  INVESTMENT    CAPITAL        IN        RETURN OF   DISTRI- NET ASSET
DECEMBER 31,    OF YEAR    INCOME(2)  INVESTMENTS   OPERATIONS   INCOME       GAINS        EXCESS      CAPITAL     BUTIONS   VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------
   SELECT
 AGGRESSIVE
GROWTH FUND/1/
     1996       $ 1.848   $ (0.009)   $  0.351       $  0.342   $   --       $ (0.153)   $   --        $   --    $ (0.153)  $ 0.189
     1995         1.397     (0.001)      0.452          0.451       --           --          --            --         --      0.451
     1994         1.431     (0.002)     (0.032)        (0.034)      --           --          --            --         --     (0.034)
     1993         1.197      0.001       0.234          0.235    (0.001)         --          --            --      (0.001)    0.234
     1992         1.000      0.001       0.197          0.198    (0.001)         --          --            --      (0.001)    0.197

  SELECT CAPITAL
   APPRECIATION
    FUND/1/
     1996         1.369     (0.003)      0.124          0.121       --         (0.005)       --            --      (0.005)    0.116
     1995         1.000     (0.001)      0.397          0.396       --         (0.027)       --            --      (0.027)    0.369

    SELECT
 INTERNATIONAL
 EQUITY FUND/1/
     1996         1.136      0.011       0.238          0.249     (0.012)      (0.003)    (0.014)(3)       --      (0.029)    0.220
     1995         0.963      0.013       0.176          0.189     (0.011)      (0.005)       --            --      (0.016)    0.173
     1994         1.000      0.003      (0.038)        (0.035)    (0.001)      (0.001)       --            --      (0.002)   (0.037)


SELECT GROWTH
   FUND/1/
     1996         1.369      0.005       0.297          0.302     (0.005)      (0.236)       --            --      (0.241)    0.061
     1995         1.099         --       0.270          0.270         --         --          --            --          --     0.270
     1994         1.119      0.003      (0.020)        (0.017)    (0.003)        --          --            --      (0.003)   (0.020)
     1993         1.111      0.001       0.008          0.009     (0.001)        --          --            --      (0.001)    0.008
     1992         1.000      0.001       0.111          0.112     (0.001)        --          --            --      (0.001)    0.111

 SELECT INCOME
   FUND/1/
     1996         1.024      0.061      (0.029)         0.032     (0.061)        --          --            --      (0.061)   (0.029)
     1995         0.930      0.060       0.095          0.155     (0.060)        --       (0.001)(3)       --      (0.061)    0.094
     1994         1.035      0.055      (0.105)        (0.050)    (0.055)        --          --            --      (0.055)   (0.105)
     1993         0.988      0.052       0.055          0.107     (0.052)      (0.008)       --            --      (0.060)    0.047
     1992         1.000      0.018      (0.012)         0.006     (0.018)        --          --            --      (0.018)   (0.012)


___________________________________________


*        Annualized


**       Not Annualized


(A)      Including reimbursements and reductions.


(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.


(C)      Excluding reimbursements and reductions.


(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.


(1) The Select Aggressive Growth Fund and Select Income Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995. The Select International Equity Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21,1992 and changed Investment Sub-Adviser on July 1, 1996.


(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth Fund; and $0.060 in 1995, $0.055 in 1994, $0.050
         in 1993, and $0.015 in 1992 for Select Income Fund.


(3)      Distributions in excess of net investment income.


--------------------------
Allmerica Investment Trust             4

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


                                                     RATIOS/SUPPLEMENTAL DATA
                                   ------------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS
                                          ----------------------------------------------

   NET ASSET             NET ASSETS
     VALUE                 END OF         NET                                                        PORTFOLIO   AVERAGE
    END OF     TOTAL       YEAR       INVESTMENT      OPERATING EXPENSES         MANAGEMENT  FEE     TURNOVER  COMMISSIONS
     YEAR    RETURN/E/    (000'S)       INCOME       (A)      (B)      (C)       GROSS       NET       RATE      RATE(D)
  ---------  ---------   ----------   ----------     -----   -----   -----       ----        ---     --------- -----------
  $ 2.037      18.55%    $ 407,442      (0.53)%      1.08%   1.08%   1.08%       1.00%       1.00%     113%     $ 0.0597
    1.848      32.28%      254,872      (0.07)%      1.09%    --     1.09%       1.00%       1.00%     104%         --
    1.397      (2.31)%     136,573      (0.21)%      1.16%    --     1.16%       1.00%       1.00%     100%         --
    1.431      19.51%       66,251       0.10%       1.19%    --     1.23%       1.00%       0.96%      76%         --
    1.197      19.85%**      9,270       0.34%*      1.35%*   --     1.88%*       N/A         N/A       33%         --


    1.485       8.80%      142,680      (0.32)%      1.13%   1.13%   1.13%       1.00%       1.00%      98%       0.0414
    1.369      39.56%**     41,376      (0.25)%*     1.35%*   --     1.42%*      1.00%*      0.93%*     95%         --


    1.356      21.94%      246,877       1.22%       1.20%   1.23%   1.23%       1.00%       1.00%      18%       0.0248
    1.136      19.63%      104,312       1.68%       1.24%    --     1.24%       1.00%       1.00%      24%         --
    0.963      (3.49)%**    40,498       0.87%*      1.50%*   --     1.78%*      1.00%*      0.72%*     19%         --


    1.430      22.02%      228,551       0.38%       0.92%   0.93%   0.93%       0.85%       0.85%     159%       0.0457
    1.369      24.59%      143,125       0.02%       0.97%    --     0.97%       0.85%       0.85%      51%         --
    1.099      (1.49)%      88,263       0.37%       1.03%    --     1.03%       0.85%       0.85%      55%         --
    1.119       0.84%       53,854       0.15%       1.05%    --     1.08%       0.85%       0.82%      65%         --
    1.111      11.25%**      9,308       0.40%*      1.20%*   --     1.72%*       N/A         N/A        3%         --


    0.995       3.32%       77,498       6.29%       0.74%   0.74%   0.74%       0.60%       0.60%     108%         --
    1.024      16.96%       60,368       6.24%       0.79%    --     0.80%       0.60%       0.59%     131%         --
    0.930      (4.82)%      40,784       6.07%       0.83%    --     0.85%       0.60%       0.58%     105%         --
    1.035      10.95%       25,302       5.91%       0.91%    --     1.08%       0.60%       0.43%     171%         --
    0.988       0.62%**      5,380       5.38%*      1.00%*   --     1.67%*       N/A         N/A      119%         --



                                                      --------------------------
                                5                     Allmerica Investment Trust

                          HOW ARE THE FUNDS MANAGED?

  The overall responsibility for the supervision of the affairs of the Trust vests in the Board of Trustees of the Trust which meets on a quarterly basis. Allmerica Investment Management Company, Inc. (the "Manager") is responsible for the management of the Trust's day-to-day business affairs and has general responsibility for the management of the investments of the Funds. The Manager, at its expense, has contracted with certain Sub-Advisers to manage the investments of the Funds subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

  The Manager is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, a life insurance company organized in Massachusetts in 1844. The Manager, organized August 19, 1985, also serves as manager of the Allmerica Funds, an open-end investment company. The Manager and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653.


  The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Funds. Each Sub-Adviser, which has been selected on the basis of various factors, including management experience, investment techniques, and staffing, is authorized to engage in portfolio transactions on behalf of the applicable Fund subject to such general or specific instructions as may be given by the Trustees and/or the Manager. The terms of a Sub-Adviser Agreement cannot be changed materially without the approval of a majority interest of the shareholders of the affected Fund. The Sub-Advisers have been selected by the Manager and the Trustees in consultation with RogersCasey & Associates, Inc. ("RogersCasey"), a leading pension consulting firm. RogersCasey is a wholly-owned subsidiary of BARRA, Inc. The cost of such consultation is borne by the Manager.


  RogersCasey provides consulting services to pension plans representing over $300 billion in total assets and, in its consulting capacity, monitors the investment performance of over 1,000 investment advisers. From time to time, specific clients of RogersCasey and the Sub-Advisers will be named in sales materials. At times, RogersCasey assists in the development of asset allocation strategies which may be used by shareholders in the diversification of their portfolios across different asset classes.


  Ongoing performance of the independent Sub-Advisers is monitored and evaluated by a committee which includes members who are senior officers of First Allmerica, its affiliates or the Manager and an independent consultant. Combined, the committee has over 150 years of investment experience. Historical performance data for all of the Funds is set forth under "Financial Highlights." The Manager is responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Funds are as follows:



 Select Aggressive Growth Fund      Nicholas-Applegate Capital Management, L.P.
 Select Capital Appreciation Fund   Janus Capital Corporation
 Select International Equity Fund   Bank of Ireland Asset Management (U.S.)
                                    Limited.
 Select Growth Fund                 Putnam Investment Management, Inc.*
 Select Income Fund                 Standish, Ayer & Wood, Inc.



  For a sample listing of certain of the Sub-Advisers' clients, see "Investment Management and Other Services" in the SAI. For more information on each of the Sub-Advisers, see "What Are the Investment Objectives and Policies?" and "Fund Manager Information."

  The Manager also has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for each of the Funds and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is responsible for the payment of the administrative fee to FDISG.

___________________________
  * Putnam Investment Management, Inc. assumed sub-adviser responsibilities from Provident Investment Counsel on July 1, 1996.

--------------------------
Allmerica Investment Trust                6

               WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?

  Each Fund has a separate investment objective and policies designed to meet different investment and financial needs, as described below. There is no assurance that a Fund will achieve its investment objective.

  A Fund's investment objective is fundamental and may not be changed without shareholder approval. Unless otherwise indicated, a Fund's investment policies are not fundamental and may be changed without shareholder approval.


SELECT AGGRESSIVE GROWTH FUND

Investment Objective: The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.


Sub-Adviser: Nicholas-Applegate Capital Management, L.P. ("NACM") serves as Sub-Adviser to the Select Aggressive Growth Fund. NACM is an investment manager supervising accounts with approximately $32 billion in total assets as of December 31, 1996. NACM's clients are primarily major corporate employee benefit funds, public employee retirement plans, foundations and endowment funds, investment companies and individuals. Founded in 1984, NACM is located at 600 West Broadway, Suite 2900, San Diego, California 92101.

Investment Policies: Under normal circumstances, at least 65% of the assets of the Select Aggressive Growth Fund will be invested in equity securities, consisting of common stocks, securities convertible into common stocks (including bonds, notes and preferred stocks), and warrants. The Fund's assets also may be invested in other debt securities and preferred stocks when such securities are believed appropriate in light of the Fund's investment objective and market conditions.

  The selection of securities is made solely on the basis of their potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective. While investments may be made in well-known and established companies, a significant portion of the Fund's investments is expected to be in securities of newer and relatively unseasoned companies or companies which represent new or changing industries.


  At any given point, a substantial portion of the Fund's equity investments may be in securities which are not listed for trading on national securities exchanges and which, although publicly traded, may be less liquid than securities issued by larger, more seasoned companies which trade on national securities exchanges. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are readily available.

  Securities of newer companies may be closely held with only a small portion of their outstanding securities owned by the general public. Newer companies may have relatively small revenue, lack depth of management, and have a small share of the market for their products or services; thus, they may be more vulnerable to changes in economic conditions, market fluctuations, and other factors affecting the profitability or marketability of companies. Due to these and other factors, the price movement of the securities held by the Fund can be expected to be more volatile than is the case for the market as a whole, and the net asset value of a share of the Fund may fluctuate significantly. Consequently, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in an aggressive growth portfolio, nor should investment in the Fund be considered a balanced or complete investment program.


  When NACM determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in high-grade, fixed-income securities, U.S. Government securities, or hold assets in cash or cash equivalents. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

                                                      --------------------------
                           7                          Allmerica Investment Trust

  The Fund also may invest up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts ("ADRs")).

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 113%. The portfolio turnover rate was the result of the Sub-Adviser's investment approach which typically results in above-average portfolio turnover as securities are sold when the Sub-Adviser believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by the Fund and the purchase of another security can enhance return. A security may be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Portfolio turnover rates may vary greatly from year to year. A high portfolio turnover rate will likely result in greater brokerage costs to the Fund.


SELECT CAPITAL APPRECIATION FUND

Investment Objective: The Select Capital Appreciation Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

Sub-Adviser: Janus Capital Corporation ("JCC") serves as Sub-Adviser to the Select Capital Appreciation Fund. JCC has served as investment adviser to the Janus Fund since 1969 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of the outstanding stock of JCC. As of December 31, 1996, JCC had approximately $47 billion in total assets under management. JCC is located at 100 Fillmore Street, Denver, Colorado 80206-4923.


Investment Policies: The Fund invests in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. The Fund pursues its objective normally by investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1996, the MidCap Index included companies with capitalizations between approximately $500 million to $10 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund also may invest in smaller or larger issuers. Common stock investments are selected in industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. Such securities are selected solely for their capital growth potential; investment income is not a consideration. Medium-sized companies may suffer more significant losses as well as realize more substantial growth than larger issuers; thus, investments in such companies tend to be more volatile and somewhat speculative.

  The selection criteria for domestic issuers apply equally to stocks of foreign issuers. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. The Fund may invest without limitation in foreign securities. The Fund may invest directly in foreign securities denominated in foreign currency and not publicly traded in the United States. The Fund also may purchase foreign securities through ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other types of receipts or shares evidencing ownership of the underlying foreign securities. In addition, the Fund may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies). Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities."

--------------------------
Allmerica Investment Trust           8

  Although the Fund normally invests primarily in common stocks, the Fund's cash position may increase when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund also may invest in preferred stocks, warrants, government securities, corporation bonds and debentures, high-grade commercial papers, certificates of deposit, other debt securities or repurchase agreements or reverse repurchase agreements when the Sub-Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on its idle cash. The Fund also may invest up to 35% of its assets in such lower-rated securities commonly known as "junk bonds." Fixed income securities rated in the fourth highest grade by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Service, a division of McGray-Hill Companies, Inc. ("S&P") (Baa and BBB, respectively) are investment grade but are considered to have some speculative characteristics. Lower-rated securities or "junk bonds" (rated Ba/BB or lower) involve the risks discussed under "Certain Investment Strategies and Policies." When the Fund invests in such securities, investment income will increase and may constitute a large portion of the return realized by the Fund and the Fund probably will not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

  The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

  For hedging purposes, the Fund may engage in options and futures strategies and may utilize forward contracts, interest rate swaps and swap-related products. See "Certain Investment Strategies and Policies."

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 98%. The portfolio turnover rate for the Fund may vary from year to year.


SELECT INTERNATIONAL EQUITY FUND

Investment Objective: The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

Sub-Adviser: Bank of Ireland Asset Management (U.S.) Limited ("BIAM") serves as Sub-Adviser for the Select International Equity Fund. BIAM is an indirect, wholly-owned subsidiary of Bank of Ireland. Its main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at Two Greenwich Plaza, Greenwich, CT 06830. Bank of Ireland provides investment management services through a network of affiliated companies, including BIAM which represents North American clients. As of December 31, 1996, Bank of Ireland managed approximately $21 billion in global securities for Irish, United Kingdom, European, Australian, South African, Canadian, and U.S. clients.


Investment Policies: To achieve its objective, the Select International Equity Fund will invest primarily in common stocks of established non-U.S. companies. Under normal market conditions, at least 65 % of the Fund's total assets will be invested in the securities of companies domiciled in at least five foreign countries, not including the United States. The Fund may also acquire fixed income debt securities. It will do so, at the discretion of BIAM, primarily for defensive purposes. The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

  The Fund's investments may include ADRs which may be sponsored or unsponsored by the underlying issuer. The Fund may also utilize EDRs, which are similar to ADRs, in bearer form, designed for use in the European securities market and GDRs. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies-Foreign Securities. " For hedging purposes, the Fund may engage in the


                                                      --------------------------
                           9                          Allmerica Investment Trust
options and futures strategies described under "Certain Investment Strategies and Policies." Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities.

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 18%. The portfolio turnover rate for the Fund may vary greatly from year to year.

SELECT GROWTH FUND

Investment Objective: The Select Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

Sub-Adviser: Putnam Investment Management, Inc. ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, serves as Sub-Adviser to the Select Growth Fund. Putnam has been an investment manager since 1937. As of December 31, 1996, Putnam had assets under management of approximately $173 billion. Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting, and investment management.


Investment Policies: The Select Growth Fund seeks to attain its objective by investing in securities of companies that appear to have favorable long-term growth characteristics. Potential for long-term growth is the determinative factor in the selection of portfolio securities. Although the Fund may invest in dividend-paying stocks, the generation of current income is not an objective of the Fund. Any income that is received is incidental to the Fund's objective of long-term growth of capital.


  When choosing securities for the portfolio, the Sub-Adviser for the Select Growth Fund focuses on companies that display strong financial characteristics and earnings growth potential.

  At least 65% of the Fund's assets under normal conditions will consist of growth-oriented common stocks. The Fund may invest in common stocks of large well-known companies as well as smaller growth companies, which generally include companies with a market capitalization of $500 million or less ("smaller growth companies"). The stocks of smaller growth companies may involve a higher degree of risk than other types of securities and the price movement of such securities can be expected to be more volatile than is the case of the market as a whole. The Fund may hold stocks traded on one or more of the national exchanges as well as in the over-the-counter markets. Because opportunities for capital growth may exist not only in new and expanding areas of the economy but also in mature and cyclical industries, the Fund's portfolio investments are not limited to any particular type of company or industry. The Fund may also purchase convertible bonds and preferred stocks, warrants, and debt securities if the Fund's Sub-Adviser believes they would help achieve the Fund's objective of long-term growth.

  The Fund may invest up to 35% of its assets in both higher-rated and lower-rated fixed-income securities in seeking its objective of long-term growth of capital. The dollar average weighted maturity of the Fund's fixed-income securities will vary depending on, among other things, current market conditions. The Fund may invest up to 15% of its assets in lower-rated securities, commonly known as "junk bonds," which involve risks discussed under "Certain Investment Strategies and Policies." For more information concerning the rating categories of corporate debt securities, see the Appendix to the Prospectus.

  When the Sub-Adviser determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income securities, U.S. Government securities, or hold assets in cash or cash equivalents. To the extent the Fund is so invested it is not achieving its objective to the same degree as under normal conditions. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

  The Select Growth Fund's objective of seeking long-term growth of capital means that its assets generally will be subject to greater risk than may be involved in investing in securities that are not selected for growth potential. The

--------------------------
Allmerica Investment Trust          10

Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 159%. The Fund experienced such a rate of turnover due to a new sub-adviser assuming responsibility for the Fund on July 1, 1996 and subsequently repositioning the portfolio. The portfolio turnover for the Fund may vary greatly from year to year.


SELECT INCOME FUND

Investment Objective: The Select Income Fund seeks a high level of current ncome. The Fund will invest primarily in investment grade, fixed-income securities.


Sub-Adviser: Standish, Ayer & Wood, Inc. ("SAW") serves as Sub-Adviser to the Select Income Fund. SAW was founded in 1933 to provide investment management services to high net worth individuals and institutions. As of December 31, 1996, total client assets exceeded $30 billion. SAW manages fixed-income portfolios for major corporate and governmental pension plans, financial institutions, and endowment and foundation funds. Through its affiliate, Standish International Investment Management Company, L.P., SAW offers international investment services. SAW is an independent investment counseling firm owned by its twenty-two directors who are active with the firm. SAW is located at One Financial Center, Boston, Massachusetts 02111.


Investment Policies: Under normal circumstances, at least 65% of the Select Income Fund's assets, at the time of investment, will be invested in investment grade corporate debt securities and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Investment grade corporate debt securities are: (a) assigned a rating within the four highest grades (Baa/BBB or higher) by either Moody's or S&P, (b) equivalently rated by another nationally recognized statistical rating organization ("NRSRO"), or (c) unrated securities but determined by the Sub-Adviser to be of comparable quality. Securities rated in the fourth highest grade (rated Baa and BBB by Moody's and S&P, respectively) are considered to have some speculative characteristics. The Fund will not invest in debt securities rated below investment grade (Ba/BB or lower) by both Moody's and S&P. For more information concerning the rating categories of corporate debt securities and commercial paper, see the Appendix to the Prospectus. The types of securities in which the Fund invests are corporate debt obligations such as bonds, notes and debentures, and obligations convertible into common stock; "money market" instruments, such as bankers acceptances, or negotiable certificates of deposit issued by the 25 largest U.S. banks (in terms of deposits); commercial paper rated Prime-1 by Moody's or A-1 by S&P; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; asset-backed securities; mortgage-backed securities; and stripped mortgage-backed securities. The Fund also may invest in U.S. dollar obligations of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, and U.S. dollar obligations of supranational entities such as the World Bank, European Investment Bank, and African Development Bank. For more information about asset-backed securities and mortgage-backed securities and stripped mortgage-backed securities, see "Certain Investment Strategies and Policies."

  The Fund's investments in corporate debt securities are not limited to any particular type of company or industry. The Fund will invest in corporate debt obligations primarily of companies having a market capitalization of more than $500 million at the time of investment.

  The Fund's dollar average weighted maturity and the mix of permitted portfolio securities as described above will vary from time to time depending, among other things, on current market and economic conditions and the comparative yields on instruments in different sectors, such as corporate and Treasuries, and with different maturities. The dollar average weighted maturity of the portfolio, excluding money market instruments, is expected to range between 5 and 20 years under normal market conditions. The Fund may invest up to 35% of its assets in money market instruments under normal conditions. Although the Fund does not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. The value

                                                      --------------------------
                           11                         Allmerica Investment Trust
of the Fund's portfolio securities generally will vary inversely with changes in prevailing interest rates, declining as interest rates rise and increasing as rates decline. The value will also be affected by other market and economic factors. There is the risk with corporate debt securities that the issuers may not be able to meet their obligations on interest and principal payments.


  The Fund also may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  Obligations in which the Select Income Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

  For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 108%. The portfolio turnover rate exceeded 100% due to the need to make significant changes in the structure of the portfolio's mortgage and corporate bond holdings. The portfolio turnover rate for the Fund may vary from year to year. A high portfolio turnover rate may result in greater brokerage costs to the Fund.


                         MANAGEMENT FEES AND EXPENSES


  Under its Management Agreement with the Trust, the Manager is obligated to perform certain administrative and management services for the Trust; furnishes to the Trust all necessary office space, facilities, and equipment; and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager. Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by the Trust, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"); other fees payable to the Securities and Exchange Commission; independent accountant, legal, and custodian fees; association membership dues; taxes; interest; insurance premiums; brokerage commissions; fees and expenses of the Trustees who are not affiliated with the Manager; expenses for proxies, prospectuses, and reports to shareholders; Fund recordkeeping expenses; and other expenses.

                                                                 SELECT
                SELECT AGGRESSIVE      SELECT CAPITAL         INTERNATIONAL         SELECT           SELECT
                  GROWTH FUND        APPRECIATION FUND         EQUITY FUND       GROWTH FUND      INCOME FUND
                -----------------    -----------------        -------------      -----------      -----------
Manager Fee         1.00%                 1.00%                   1.00%             0.85%            0.60%

  The Manager is responsible for the payment of all fees to the Sub-Advisers. The Manager pays each Sub-Adviser fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below. In certain Funds, Sub-Adviser fees vary according to the level of assets in such Funds, which will reduce the fees paid by the Manager as Fund assets grow but will not reduce the operating expenses of such Funds.

--------------------------
Allmerica Investment Trust             12

                                                                      SELECT
                       SELECT AGGRESSIVE     SELECT CAPITAL       INTERNATIONAL         SELECT          SELECT
                          GROWTH FUND       APPRECIATION FUND      EQUITY FUND       GROWTH FUND     INCOME FUND
                       -----------------    -----------------     -------------      -----------     -----------
Sub-Adviser Fee            0.60%                  (1)                 (2)                (3)            0.20%

(1) For its services, JCC will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Capital Appreciation Fund, under the following schedule:

              ASSETS                                                    RATE
              ------                                                   ------
              First $100 Million...............................        0.60%
              Over $100 Million................................        0.55%


 (2) For its services, BIAM will receive a fee computed daily at an annual rate based on the average daily net assets of the Select International Equity Fund, under the following schedule:

              ASSETS                                                    RATE
              ------                                                   ------
              First $50 Million................................        0.45%
              Next $50 Million.................................        0.40%
              Over $100 Million................................        0.30%

(3) For its services, Putnam will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth Fund, under the following schedule:

              ASSETS                                                    RATE
              ------                                                   ------
              First $50 Million................................        0.50%
              Next $100 Million................................        0.45%
              Next $100 Million................................        0.35%
              Next $100 Million................................        0.30%
              Over $350 Million................................        0.25%




  For the fiscal year ended December 31, 1996, each Fund paid the Manager gross fees before reimbursement at a rate based on the Fund's average daily net assets, under the following schedule:

              FUND                                                      RATE
              ----                                                     ------
              Select Aggressive Growth Fund....................        1.00%
              Select Capital Appreciation Fund.................        1.00%
              Select International Equity Fund.................        1.00%
              Select Growth Fund...............................        0.85%
              Select Income Fund...............................        0.60%

                                                      --------------------------
                           13                         Allmerica Investment Trust

  The following table shows voluntary expense limitations which the Manager has declared for each Fund and the operating expenses incurred for the fiscal year ended December 31, 1996 for each Fund:

                                                               PERCENTAGE OF AVERAGE DAILY ASSETS
                                                               ----------------------------------
                                                                VOLUNTARY EXPENSE      OPERATING
         FUND                                                     LIMITATIONS          EXPENSES+
         ----                                                     -----------          ---------
         Select Aggressive Growth Fund........................       1.35%               1.08%
         Select Capital Appreciation Fund.....................       1.35%               1.13%
         Select International Equity Fund.....................       1.50%               1.20%
         Select Growth Fund...................................       1.20%               0.92%
         Select Income Fund...................................       1.00%               0.74%


  +Including reductions such as directed brokerage credits. See "Brokerage Allocation - Directed Brokerage Program" in the SAI.


  The Manager will voluntarily reimburse its fees and any expenses above the expense limitations. The expense limitations are voluntary and may be removed at any time after a Fund's first fiscal year of operation without prior notice to existing shareholders. The Manager reserves the right to recover from a Fund any fees, within a current fiscal year period, which were reimbursed in that same year to the extent that total annual expenses did not exceed the applicable expense limitation. Non-recurring and extraordinary expenses generally are excluded in the determination of expense ratios of the Funds for purposes of determining any required expense reimbursement. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.


                           FUND MANAGER INFORMATION

  The following individuals are responsible primarily for the day-to-day management of the particular Funds as indicated below:

  The following individuals have served as members of a committee of fund managers for the SELECT AGGRESSIVE GROWTH FUND since March 1994, with the exception of Mr. Nicholas who has served as a fund manager since the Fund's inception in August 1992:


  Arthur E. Nicholas, Partner and Chief Investment Officer at NACM, is the co-founder of NACM. Prior to NACM, Mr. Nicholas was Managing Director and Chief Investment Officer of Pacific Century Advisers. He was also associated with Security Pacific Bank for over two years and with San Diego Trust & Savings Bank for ten years.

  Lawrence S. Speidell is a Partner and Director of Global/Systematic Portfolio Management and Research at NACM. Prior to joining NACM in 1994, Mr. Speidell spent ten years with Batterymarch Financial Management. He was also Senior Vice President and Portfolio Manager at Putnam Management Company from 1971 to 1983.

  John J. Kane, Senior Portfolio Manager, U.S. Systematic at NACM, has twenty-eight years of economic/investment experience. Prior to joining NACM in 1994, Mr. Kane was employed by ARCO Investment Management Company and General Electric Company.

  Mark W. Stuckelman, Portfolio Manager, U.S. Systematic, joined NACM in 1995. Prior to joining NACM, he was employed for five years with Wells Fargo Bank's Investment Management Group, Fidelity Management Trust Co., and BARRA, Inc.

--------------------------
Allmerica Investment Trust             14

  The following individual has served as fund manager for the SELECT CAPITAL APPRECIATION FUND since the Fund's inception in April 1995:

  James P. Goff joined JCC in 1988. He managed the Janus Enterprise Fund since 1992 and has co-managed the Janus Venture Fund from December 1993 to January 1997. Mr. Goff is a Chartered Financial Analyst.

  The following portfolio managers are involved in the investment process utilized for the SELECT INTERNATIONAL EQUITY FUND:


  Christopher Reilly, Chief Investment Officer, joined Bank of Ireland in 1980 and has had overall responsibility for asset management since 1985. Previously, he worked in the United Kingdom in stockbrokering and investment management.

  Denis Donovan, Director-Portfolio Management, received an MBA from University College Dublin. Prior to joining Bank of Ireland in 1985, he spent more than thirteen years in the money market and foreign exchange operations of the Central Bank of Ireland, the Irish equivalent of the U.S. Federal Reserve. He has overall responsibility for the portfolio management function for all of BIAM's client base.

  John O'Callaghan is a graduate of Trinity College, Dublin and is a Chartered Financial Analyst. He joined Bank of Ireland in 1987.

  Peter Wood joined Bank of Ireland in 1985 after spending five years with another leading investment management firm. He is responsible for portfolio construction.

  The following individuals have served as members of a committee of fund managers for the SELECT GROWTH FUND since July 1, 1996:


  Carol C. McMullen, Managing Director, has been an investment professional with Putnam since 1995. Prior to 1995, Ms. McMullen was Senior Vice President of Baring Asset Management.

  Beth Cotner, Senior Vice President, has been with Putnam since 1995. Prior to 1995, Ms. Cotner was Executive Vice President at Kemper Financial Services.

  Manual Weiss, Senior Vice President, has been an investment professional with Putnam since 1987.

  The following individuals have served as members of a committee of fund managers for the SELECT INCOME FUND since the Fund's inception in August 1992:

  Edward H. Ladd, Chairman and Managing Director, joined SAW in 1962 and is the firm's economist. He also assists clients in establishing investment strategies. Mr. Ladd is a Director of the Federal Reserve Bank of Boston, New England Electric System, Greylock Management, and Harvard Management Corporation and a member of SAW's Executive Committee.

  George W. Noyes, President and Managing Director, joined SAW in 1970 and directs bond policy formulation and manages institutional bond portfolios at SAW. Mr. Noyes is Vice Chairman of the ICFA Research Foundation and serves on SAW's Executive Committee.

  Dolores S. Driscoll, Managing Director, joined SAW in 1974 and manages fixed-income portfolios with specific emphasis on mortgage pass-throughs and original issue discount bonds. Ms. Driscoll also serves on SAW's Executive Committee.

                                                      --------------------------
                      15                              Allmerica Investment Trust

  Richard C. Doll, Manager, joined SAW in 1984 and is a portfolio manager with research responsibilities in convertible bonds. Prior to joining SAW, Mr. Doll was a Vice President with the Bank of New England.

  Maria D. Furman, Vice President and Director, joined SAW in 1976. She is head of the tax-exempt area and manages insurance and pension fund accounts. Ms. Furman currently serves on SAW's Executive Committee.


                            HOW ARE SHARES VALUED?


  The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open for trading.

  Equity securities are valued on the basis of their market value if market quotations are readily available. In other cases, they are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be performed by persons acting pursuant to the direction of the Trustees. Debt securities (other than short-term obligations) are normally valued on the basis of valuations formulated by a pricing service which utilizes data processing methods to determine valuations for normal, institutional-size trading units of such securities. Such methods include the use of market transactions for comparable securities and various relationships between securities which generally are recognized by institutional traders. Debt obligations in Funds having a remaining maturity of 60 days or less are valued at amortized cost when it is determined that amortized cost approximates fair value. Short-term obligations of Funds having a remaining maturity of more than 60 days are marked to market based upon readily available market quotations for such obligations or similar securities.

  The net asset value of the Funds will fluctuate.


                    TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

  It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies so that the Trust will not be subject to federal income tax on any net income and any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Dividends out of net investment income will be declared and paid quarterly in the case of the Select Income Fund and annually in the case of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, and Select Growth Fund. Distributions of net capital gains for the year, if any, are made annually. All dividends and capital gain distributions are applied to purchase additional Fund shares at net asset value as of the payment date. Fund shares are held by the Separate Accounts and any distributions are reinvested automatically by the Separate Accounts. Tax consequences to investors in the Separate Accounts which are invested in the Trust are described in the prospectus or offering circular for such Accounts.


                         SALE AND REDEMPTION OF SHARES

  Shares of the Funds are sold in a continuous offering and currently may be purchased only by Separate Accounts established by First Allmerica. The Separate Accounts are the funding mechanisms for group annuity contracts. The Separate Accounts invest in shares of one or more of the Funds. Shares of each Fund are sold at its net asset value as next computed after receipt of the purchase order without the addition of any selling commission or "sales load."


  Shares of the Trust are also currently being issued under separate prospectuses to Separate Accounts of Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), a subsidiary of First Allmerica, First Allmerica, and other subsidiaries of First Allmerica which issue variable or group annuity policies or variable premium life insurance policies ("mixed funding"). Although neither Allmerica Financial Life nor the Trust currently foresees any disadvantage, it is conceivable that in the future such mixed funding may be disadvantageous for variable or group annuity policyowners or variable premium life insurance policyowners ("Policyowners"). The Trustees of the Trust intend to monitor events in order to identify any conflicts that may arise between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate

--------------------------
Allmerica Investment Trust                       16
funds should be established for variable annuity, group annuity, and variable premium life separate accounts, Allmerica Financial Life would pay the attendant expenses.

  The Trust redeems shares of each Fund at its net asset value as next computed after receipt of the request for redemption. The redemption price may be more or less than the shareholder's cost. No fee is charged by the Trust on redemption. The group contracts funded through the Separate Accounts are sold subject to certain fees and charges which may include sales and redemption charges as described in the prospectus or offering circular for such Separate Account.

  Redemption payments will be paid within seven days after receipt of the written request therefor by the Trust, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.


                         HOW IS PERFORMANCE DETERMINED?

  Each Fund's performance may be quoted in advertising. A Fund's performance may be compared with the performance of other investments or relevant indices. All performance information is based on historical results and is not intended to indicate future performance.

  A Fund's "yield" is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period.

  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming all dividends and capital gain distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical, annually-compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's return, they are not the same as actual year-by-year results.


  YIELDS AND TOTAL RETURNS QUOTED FOR THE FUNDS INCLUDE THE EFFECT OF DEDUCTING THE FUNDS' EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO A PARTICULAR INSURANCE PRODUCT. SINCE SHARES OF THE FUNDS CAN BE PURCHASED ONLY THROUGH A GROUP ANNUITY, YOU SHOULD REVIEW CAREFULLY THE PROSPECTUS OR OFFERING CIRCULAR FOR THE SEPARATE ACCOUNTS FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. INCLUDING THESE CHARGES IN THE QUOTATIONS OF THE FUNDS' YIELDS AND TOTAL RETURNS WOULD HAVE THE EFFECT OF DECREASING PERFORMANCE. PERFORMANCE INFORMATION FOR THE FUNDS MUST ALWAYS BE ACCOMPANIED BY, AND BE REVIEWED WITH, PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNTS WHICH INVEST IN THE
FUNDS.


                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 11, 1984 (the "Trust Declaration"). A copy of the Trust Declaration is on file with the Secretary of the Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest which may be divided into an unlimited number of series of such shares, and which are divided presently into twelve series of shares, one series underlying each Fund. The five Funds described in this Prospectus may be purchased by the Separate Accounts established by First Allmerica. The Trust's shares are entitled to one vote per share (with proportional voting for fractional shares). The rights accompanying Fund shares are vested legally in the Separate Accounts. As a matter of policy, however, holders of group annuity contracts funded through the Separate Accounts have the right to instruct the Separate Accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants in the Separate Accounts are set forth more fully in the prospectus or offering circular relating to those Accounts. See "Organization of the Trust" in the SAI for a definition of a "majority vote" of shareholders.

                                                      --------------------------
                           17                         Allmerica Investment Trust

  The Trust is not required to hold annual meetings of shareholders. The Trustees or shareholders holding at least 10% of the outstanding shares may call special meetings of shareholders.


FUND RECORDKEEPING AGENT

  FDISG, a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share and maintains general accounting records for each Fund. FDISG is entitled to receive an annual Fund recordkeeping fee based on Fund assets and certain out-of-pocket expenses.


CUSTODIAN

  Bankers Trust Company, 130 Liberty Street, New York, New York 10006, is the Custodian of the investment securities and other assets of the Trust.


                            INVESTMENT RESTRICTIONS

  The following is a description of certain investment restrictions which are fundamental and may not be changed with respect to a Fund without shareholder approval. For a description of certain other investment restrictions, reference should be made to the SAI.

         1. No Fund will concentrate its investments in particular industries, including debt obligations of supranational entities and foreign governments, but a Fund may invest up to 25% of the value of its total assets in a particular industry. The restriction does not apply to investments in obligations issued or guaranteed by the United States of America, its agencies or instrumentalities.

         2. As to 75% of the value of its total assets, no Fund will invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by or guaranteed as to principal or interest by the United States Government or any agency or instrumentality thereof) or acquire more than 10% of the voting securities of any issuer. The remaining 25% of assets may be invested in the securities of one or more issuer without regard to such limitations.

  These limitations apply as of the time of purchase. If through market action the percentage limitations are exceeded, the Fund will not be required to reduce the amount of its holdings in such investments.


                  CERTAIN INVESTMENT STRATEGIES AND POLICIES

REPURCHASE AGREEMENTS (APPLICABLE TO ALL FUNDS) AND REVERSE REPURCHASE AGREEMENTS (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND)

  Each Fund may invest in repurchase agreements, under which the Fund acquires ownership of a security (ordinarily U.S. Government Securities) but the seller agrees at the time of sale to purchase the security at a mutually agreed upon time and price. Should any seller of a repurchase agreement fail to repurchase the underlying security or should any seller become insolvent or involved in a bankruptcy proceeding, a Fund could incur disposition costs and losses. Repurchase agreements maturing in more than seven days are subject to the 15% limit on illiquid securities.

  When the Select Capital Appreciation Fund invests in a reverse repurchase agreement, it sells a security to another party such as a banker or broker-dealer in return for cash and agrees to buy the security back at a future date and price. Reverse repurchase agreement transactions can be considered a form of borrowing by the Fund. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as treasury bills and notes.

--------------------------
Allmerica Investment Trust             18

"WHEN-ISSUED" SECURITIES (APPLICABLE TO ALL FUNDS)

  Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery and payment normally take place 15 to 45 days after the commitment to purchase. No income accrues on when-issued securities prior to delivery. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed resulting in a decline in the market value of the security. There is also the risk that under some circumstances the purchase of when-issued securities may act to leverage the Fund.


LENDING OF SECURITIES (APPLICABLE TO ALL FUNDS)

  For the purpose of realizing additional income, the Funds may lend portfolio securities to broker-dealers or financial institutions amounting to not more than 30% of their respective total assets taken at current value. While any such loan is outstanding, a Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. Each Fund will have the right to call each loan and obtain the securities. Lending portfolio securities involves certain risks, including possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made in accordance with guidelines established by the Board of Trustees.


FOREIGN SECURITIES (APPLICABLE TO ALL FUNDS)

  Investments in foreign markets involve substantial risks typically not associated with investing in the U. S. which should be considered carefully by the investor. Such risks may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potentially adverse changes in tax and exchange control regulations and the potential for restrictions on the flow of international capital. Foreign securities also involve currency risks. Accordingly, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund, depending on the extent of such Fund's foreign investments. Some foreign securities exchanges may not be as developed or efficient as those in the U.S. and securities traded on foreign securities exchanges generally are subject to greater price volatility. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation and limitations on the removal of funds or other assets. Investments in emerging countries involve exposure to economic structures that are generally less diverse and mature than in the U. S., and to political systems which may be less stable. In addition, securities of issuers located in emerging countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.


  The Funds may buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts and options thereon and, in addition, the Select Capital Appreciation Fund may invest in foreign currency forward contracts. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain which might result should the value of the currency increase. Such instruments will be used primarily to protect a Fund from adverse currency movements, however, they also involve the risk that anticipated currency movements will not be accurately predicted, thus adversely affecting a Fund's total return. See "Options and Futures Transactions."

  The Funds' investments may include ADRs. For many foreign securities, there are U.S. dollar-denominated ADRs which are traded in the United States on exchanges or over the counter. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. An ADR may be sponsored by the issuer of the underlying foreign security, or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges. The Funds will invest in both sponsored and unsponsored ADRs. The Select International Equity Fund and the Select Capital Appreciation Fund also may utilize EDRs, which are designed for use in European securities markets, and also may invest in GDRs.

                                                      --------------------------
                                19                    Allmerica Investment Trust

  Obligations in which the Select Income Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

OPTIONS AND FUTURES TRANSACTIONS (APPLICABLE TO ALL FUNDS) AND FORWARD CONTRACTS AND SWAPS (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND)

  Through the writing and purchase of put and call options on its securities, financial indices, and foreign currencies, and the purchase and sale of futures contracts and related options with respect to securities, financial indices, and (in the case of the Select Capital Appreciation Fund) foreign currencies in which it may invest, each Fund may at times seek to hedge against fluctuations in net asset value. Each Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above.

  Additionally, the Select Capital Appreciation Fund may invest in forward contracts and swaps which may expose the Fund to additional investment risks and transaction costs.

  Risks inherent in the use of futures, options, forward contracts and swaps ("derivative instruments") include (1) the risk that interest rates, securities prices, and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates, or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

  The Funds will purchase futures and options only on exchanges or boards of trade when there appears to be an active secondary market, but there can be no assurance that a liquid secondary market will exist for any future or option at any particular time.

  In connection with transactions in futures and related options, the Funds will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the futures contract.

  A more detailed explanation of futures, options, and other derivative instruments, and the risks associated with them, is included in the SAI.


RESTRICTED SECURITIES (APPLICABLE TO ALL FUNDS)


  The Funds also may purchase fixed-income securities that are not registered under the 1933 Act ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, each Fund will not invest more than 15% of its assets in restricted securities (as defined in its investment restrictions) unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be responsible ultimately for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will monitor carefully a Funds' investments in securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Funds to the extent that qualified institutional buyers become for a time unin-

--------------------------
Allmerica Investment Trust             20
terested in purchasing these restricted securities. As a result, a Fund might not be able to sell these securities when its Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore judgment at times may play a greater role in valuing these securities than in the case of unrestricted securities.


INVESTMENTS IN MONEY MARKET SECURITIES (APPLICABLE TO ALL FUNDS)

  Any Fund may hold at least a portion of its assets in cash equivalents or money market instruments. There is always the risk that the issuer of a money market instrument may be unable to make payment upon maturity.

  Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Select Capital Appreciation Fund and other funds advised by Janus Capital may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


HIGH YIELD SECURITIES (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND AND SELECT GROWTH FUND)


  Corporate debt securities purchased by the Select Capital Appreciation Fund and the Select Growth Fund will be rated at the time of purchase B or better by Moody's or S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality under guidelines established for the Funds. The Select Growth Fund may not invest more than 15% of its assets and the Select Capital Appreciation Fund may not invest more than 35% of its assets at the time of investment in securities rated below Baa by Moody's or BBB by S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality. Securities rated B by Moody's or S&P (or equivalently by another NRSRO) are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal and generally will involve more credit risk than securities in the higher rating categories.


  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities, commonly known as "high yield" securities or "junk bonds," and the asset value of the Select Capital Appreciation Fund and the Select Growth Fund. Many issuers of high yield corporate debt securities are leveraged substantially at times, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress.

  The lack of a liquid secondary market in certain lower-rated securities may have an adverse impact on their market price and the ability of a Fund to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the credit-worthiness of the issuer. In addition, a less liquid market may interfere with the ability of a Fund to value accurately high yield securities and, consequently, value a Fund's assets. Furthermore, adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. It is reasonable to expect any recession to disrupt severely the market for high yield fixed-income securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. The market prices of lower-rated securities generally are less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of price of these securities.

  The Funds also may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments generally is rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-Adviser may treat such securities as unrated debt. Unrated debt securities and securities with different ratings from more than one agency will be included in the 15% and 35% limits of the Funds as stated above, unless such Fund's Sub-Adviser deems such securities to be the equivalent of investment grade securities. See the Appendix for a description of the bond ratings.

                                                      --------------------------
                           21                         Allmerica Investment Trust

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES (APPLICABLE TO THE SELECT INCOME FUND)

  The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully their investment in asset-backed securities. The Fund will not invest more than 10% of its total assets in asset-backed securities.

  The Fund also may invest in mortgage-backed securities which are debt obligations secured by real estate loans and pools of loans on single family homes, multi-family homes, mobile homes, and in some cases, commercial properties. The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

  Mortgage-backed securities are in most cases "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yields of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages that underlie securities purchased at a premium could result in losses.

  The Fund also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac, and Ginnie Mae, including guaranteed collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates, when consistent with the Fund's investment objective, policies, and limitations. A CMO is a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payment on underlying collateral to different series or classes of obligations. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

  CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, and Ginnie Mae are types of multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund currently does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac, or Ginnie Mae guaranteed mortgage pass-through certificates. The obligations of Fannie Mae, Freddie Mac, or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac, or Ginnie Mae, respectively.

  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available otherwise.

  For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interest in specified residential mortgages or participations therein purchased by

--------------------------
Allmerica Investment Trust             22

Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

  Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes, as specified in the related offering circular supplement). This Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

  REMIC Certificates issued by Fannie Mae, Freddie Mac, and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. There can be no assurance that the United States Government will continue to provide financial support to Fannie Mae, Freddie Mac, or Ginnie Mae in the future.

STRIPPED MORTGAGE-BACKED SECURITIES (APPLICABLE TO THE SELECT INCOME FUND)

  The Fund may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

  SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayment on the related underlying mortgage assets), and a rapid rate of principal payments may have a material, adverse effect on a portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully their initial investment in these securities even if the security is in one of the highest rating categories. Certain SMBS may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities. The market value of the PO class generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets generally are higher than prevailing market yields in other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be recouped fully. The Sub-Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

HEDGING TECHNIQUES AND INVESTMENT PRACTICES (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND AND SELECT INTERNATIONAL EQUITY FUND)


  The Select International Equity Fund and Select Capital Appreciation Fund may employ certain strategies in order to manage exchange rate risks. For example, each Fund may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency. The Funds may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of the Fund's assets denominated in or exposed to that currency) or by participating in options on futures contracts with respect to such currency ("position hedge"). The Funds also could hedge that position by selling a second currency that is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars ("proxy hedge"). The Funds also may enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). As an operational policy, the Funds will not commit more than 10% of their assets to the consummation of cross-hedge contracts and will either cover currency hedging transactions with liquid portfolio securities denominated in or whose value is tied to the applicable currency or segregate liquid assets in the amount of such commitments. In addition, when a Fund anticipates purchasing securities denominated in a particular currency, the Fund may enter into a forward contract to purchase such currency in exchange for the dollar or another currency ("anticipatory hedge").

                                                      --------------------------
                                       23             Allmerica Investment Trust

  These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may have an adverse impact on a Fund's performance if its Sub-Adviser's projection of future exchange rates is inaccurate.

--------------------------
Allmerica Investment Trust             24

                                    APPENDIX

  Descriptions of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") commercial paper and bond ratings:

COMMERCIAL PAPER RATINGS

  MOODY'S EMPLOYS THREE DESIGNATIONS, ALL JUDGED TO BE INVESTMENT GRADE, TO INDICATE THE RELATIVE REPAYMENT CAPACITY OF RATED ISSUERS. THE TWO HIGHEST DESIGNATIONS ARE AS FOLLOWS:

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-l repayment capacity normally will be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of returns on funds employed.

         - Conservation capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject more to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  S&P COMMERCIAL PAPER RATINGS ARE GRADED INTO SEVERAL CATEGORIES, RANGING FROM "A-1" FOR THE HIGHEST QUALITY OBLIGATIONS TO "D" FOR THE LOWEST. THE TWO HIGHEST RATING CATEGORIES ARE DESCRIBED AS FOLLOWS:

       A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

       A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL OBLIGATIONS


  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the long run. Symbols used will be as follows:

       MIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

       MIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                                     --------------------------
                                       25            Allmerica Investment Trust

  A short-term rating also may be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1 and VMIG-2 ratings carry the same definitions as MIG-1 and MIG-2, respectively.

DESCRIPTION OF MOODY'S BOND RATINGS

    Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

    Baa - Bonds that are rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

  Those bonds within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

DESCRIPTION OF S&P'S DEBT RATINGS

    AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

    A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

--------------------------
Allmerica Investment Trust             26

    BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

    Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

--------------------------
Allmerica Investment Trust             27

                           ALLMERICA INVESTMENT TRUST
                                MONEY MARKET FUND
                               440 Lincoln Street
                         Worcester, Massachusetts 01653
                                 (508) 855-1000

  Money Market Fund (the "Fund") is a separate portfolio of Allmerica Investment Trust (the "Trust"), a professionally-managed, open-end investment company designed to provide an underlying investment vehicle for insurance-related accounts. Only one of the separate portfolios of the Trust, the Fund, is offered by this Prospectus.

  Currently, shares of the Fund may only be purchased by the separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), an indirect, wholly-owned subsidiary of First Allmerica, for the purpose of funding variable annuity contracts or variable life insurance policies. The prospectus of the specific insurance product you have chosen should be read in conjunction with this Prospectus.


  This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Certain additional information is contained in the Statement of Additional Information dated May 1, 1997 (the SAI"), which has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated herein by reference and is available upon request without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.

  Investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO VARIOUS RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 1997

                                                     ___________________________
                                                     Allmerica Investment Trust

                               TABLE OF CONTENTS


  FINANCIAL HIGHLIGHTS...................................................  3
  HOW IS THE FUND MANAGED?...............................................  6
  WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES?........................  6
  MANAGEMENT FEES AND EXPENSES...........................................  7
  HOW ARE SHARES VALUED?.................................................  8
  TAXES AND DISTRIBUTIONS TO SHAREHOLDERS................................  8
  SALE AND REDEMPTION OF SHARES..........................................  8
  HOW IS PERFORMANCE DETERMINED?.........................................  9
  ORGANIZATION AND CAPITALIZATION OF THE TRUST...........................  9
  INVESTMENT RESTRICTIONS................................................ 10
  CERTAIN INVESTMENT STRATEGIES AND POLICIES............................. 10
  APPENDIX............................................................... 12


__________________________
Allmerica Investment Trust             2

                              FINANCIAL HIGHLIGHTS


  The following Financial Highlights have been audited by Price Waterhouse LLP, independent accountants of the Trust. This information should be read in conjunction with the financial statements and notes thereto which appear in the Trust's annual report for the year ended December 31, 1996 ("Annual Report"), and which are incorporated by reference in the SAI. Further information about the performance of the Fund and the Trust is contained in the Annual Report which may be obtained without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.

                                                     ___________________________
                                       3             Allmerica Investment Trust

                           ALLMERICA INVESTMENT TRUST

       FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                            NET
                  NET                      AND                             DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED                DIVIDENDS    FROM NET                                    (DECREASE)
                 VALUE        NET      GAIN (LOSS)  TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT      ON        INVESTMENT  INVESTMENT    CAPITAL        IN        RETURN OF   DISTRI- NET ASSET
DECEMBER 31,    OF YEAR    INCOME/1/  INVESTMENTS   OPERATIONS   INCOME       GAINS        EXCESS      CAPITAL     BUTIONS   VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------
MONEY MARKET
   FUND
   1996        $ 1.000    $ 0.052      $    --       $ 0.052    $ (0.052)     $   --       $    --      $    --  $ (0.052)  $   --
   1995          1.000      0.057           --         0.057      (0.057)         --            --           --    (0.057)      --
   1994          1.000      0.039           --         0.039      (0.039)         --            --           --    (0.039)      --
   1993          1.000      0.030           --         0.030      (0.030)         --            --           --    (0.030)      --
   1992          1.000      0.037           --         0.037      (0.037)         --            --           --    (0.037)      --
   1991          1.000      0.060           --         0.060      (0.060)         --            --           --    (0.060)      --
   1990          1.000      0.078           --         0.078      (0.078)         --            --           --    (0.078)      --
   1989          1.000      0.086           --         0.086      (0.086)         --            --           --    (0.086)      --
   1988          1.000      0.071           --         0.071      (0.071)         --            --           --    (0.071)      --
   1987          1.000      0.061           --         0.061      (0.061)         --            --           --    (0.061)      --


________________________________________________________________________________
(A)      Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)      Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1) Net investment income per share before reimbursement of fees by the investment adviser were $0.030 in 1993, $0.084(2) in 1988, and $0.076(2) in 1987 for Money Market Fund.
(2)      Unaudited.

___________________________
Allmerica Investment Trust            4

                           ALLMERICA INVESTMENT TRUST

                            RATIOS/SUPPLEMENTAL DATA
           ----------------------------------------------------------
                          RATIOS TO AVERAGE NET ASSETS
                 -----------------------------------------------


  NET ASSET              NET ASSETS
    VALUE                   END OF       NET                                                       PORTFOLIO     AVERAGE
   END OF      TOTAL        YEAR      INVESTMENT      OPERATING EXPENSES         MANAGEMENT FEE    TURNOVER    COMMISSIONS
    YEAR     RETURN/E/     (000'S)     INCOME       (A)      (B)      (C)        GROSS      NET      RATE        RATE/D/
 ----------  ---------   ----------   ----------   -----    -----    -----       -----     -----   ---------   -----------
 $ 1.000      5.36%      $ 217,256      5.22%      0.34%    0.34%    0.34%       0.28%     0.28%      N/A         $  --
   1.000      5.84%        155,211      5.68%      0.36%     --      0.36%       0.29%     0.29%      N/A            --
   1.000      3.93%         95,991      3.94%      0.45%     --      0.45%       0.31%     0.31%      N/A            --
   1.000      3.00%         71,052      2.95%      0.42%     --      0.43%       0.32%     0.31%      N/A            --
   1.000      3.78%         64,506      3.65%      0.44%     --      0.44%        N/A       N/A       N/A            --
   1.000      6.22%         39,909      5.98%      0.43%     --      0.43%        N/A       N/A       N/A            --
   1.000      8.17%         28,330      8.22%      0.42%     --      0.42%        N/A       N/A       N/A            --
   1.000      9.07%         12,060      8.62%      0.58%     --      0.58%        N/A       N/A       N/A            --
   1.000      7.30%          7,156      7.13%      0.60%     --      0.71%        N/A       N/A       N/A            --
   1.000      6.20%          4,726      6.14%      0.60%     --      0.75%        N/A       N/A       N/A            --


                                                     ___________________________
                                       5             Allmerica Investment Trust

                            HOW IS THE FUND MANAGED?

  The overall responsibility for the supervision of the affairs of the Trust vests in the Board of Trustees of the Trust which meets on a quarterly basis. Allmerica Investment Management Company, Inc. (the "Manager") is responsible for the management of the Trust's day-to-day business affairs and has general responsibility for the management of the investments of the Fund. The Manager, at its expense, has contracted with Allmerica Asset Management, Inc. ("AAM" or the "Sub-Adviser") to manage the investments of the Fund, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").


  The Manager is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, a life insurance company which was organized in Massachusetts in 1844. The Manager, organized August 19, 1985, also serves as manager of Allmerica Funds, an open-end investment company. The Manager and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653.

  The Sub-Adviser, which has been selected on the basis of various factors including management experience, investment techniques, and staffing, is authorized to engage in portfolio transactions on behalf of the Fund subject to such general or specific instructions as may be given by the Trustees and/or the Manager. The terms of the Sub-Adviser Agreement cannot be changed materially without the approval of a majority interest of the shareholders of the Fund. The Sub-Adviser has been selected by the Manager and the Trustees in consultation with RogersCasey & Associates, Inc. ("RogersCasey"), a leading pension consulting firm. RogersCasey is a wholly-owned subsidiary of BARRA, Inc. The cost of such consultation is borne by the Manager.

  RogersCasey provides consulting services to pension plans representing over $300 billion in total assets and, in its consulting capacity, monitors the investment performance of over 1,000 investment advisers. From time to time, specific clients of RogersCasey and the Sub-Adviser will be named in sales materials. At times, RogersCasey assists in the development of asset allocation strategies which may be used by shareholders in the diversification of their portfolios across different asset classes.


  Ongoing performance of the Sub-Adviser is reviewed and evaluated by a committee which includes members who are senior officers of First Allmerica, its affiliate or the Manager and an independent consultant. Combined, the committee has over 150 years of investment experience. Historical performance data for the Fund is set forth under "Financial Highlights." The Manager is responsible for the payment of all fees to the Sub-Adviser.

  The Manager also has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Fund and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is responsible for the payment of the administrative fee to FDISG.


                 WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES?

Investment Objective: The Fund seeks to obtain maximum current income consistent with preservation of capital and liquidity. There is no assurance that the Fund will achieve its investment objective.


Sub-Adviser: AAM, an indirect wholly-owned subsidiary of AFC, was incorporated in 1993 and is located at 440 Lincoln Street, Worcester, Massachusetts 01653. As of December 31, 1996, AAM had approximately $11 billion in assets under management. AAM serves as investment adviser to First Allmerica's General Account and to a number of affiliated insurance companies and other affiliated accounts and as adviser to Allmerica Securities Trust, a diversified, closed-end management investment company.

___________________________
Allmerica Investment Trust             6

  The Fund's investment objective is fundamental and may not be changed without shareholder approval. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed without shareholder approval.

Investment Policies: The Fund seeks to achieve its objective by investing in the following high quality money market instruments:

     (a) Obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities;

     (b) Commercial paper which meets the ratings requirements as set forth in the paragraph below;

     (c) Obligations of banks or savings and loan associations (such as bankers acceptances and certificates of deposit, including dollar-denominated obligations of foreign branches of U.S. banks ("Eurodollars") and U.S. branches of foreign banks if such U.S. branches are subject to state banking requirements and Federal Reserve reporting requirements) which at the date of the investment have deposits of at least $1 billion as of their most recently published financial statements;

     (d) Repurchase agreements with respect to obligations described under (a) above (such obligations subject to repurchase agreement may bear maturities of more than one year); and

     (e) Cash and cash equivalents.


  The Fund will not purchase any security unless (i) the security has received the highest or second highest quality rating by at least two nationally-recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one has rated the security, or (ii) the security is unrated and in the opinion of AAM as Sub-Adviser, in accordance with guidelines adopted by the Trustees, is of a quality comparable to one of the two highest ratings of an NRSRO. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, but the Trustees will evaluate whether the security continues to present minimal credit risks. See the Appendix for an explanation of NRSRO ratings.


  The Fund will limit its portfolio investments to securities with a remaining maturity of 397 days or less as of the time of purchase, in accordance with the Trustees' guidelines. The portfolio will be managed so as to maintain a dollar-weighted maturity of 90 days or less. In order to maximize the yield on its assets, the Fund intends to be as fully invested at all times as is reasonably practicable. There is always the risk that the issuer of an instrument may be unable to make payment upon maturity.


  The Fund may hold uninvested cash reserves pending investment during temporary, defensive periods or if, in the opinion of the Sub-Adviser, suitable securities are not available for investment. Securities in which the Fund may invest may not earn as high a level of current income as long-term, lower quality securities which, however, generally have less liquidity, greater market risk and more fluctuation in market value.


                          MANAGEMENT FEES AND EXPENSES


  Under its Management Agreement with the Trust, the Manager is obligated to perform certain administrative and management services for the Trust; furnishes to the Trust all necessary office space, facilities, and equipment; and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager. Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by the Trust, including: fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"); other fees payable to the SEC; independent accountant, legal, and custodial fees; association membership dues; taxes; interest; insurance premiums; brokerage commissions; fees and expenses of the Trustees who are not affiliated with the Manager; expenses for proxies, prospectuses, and reports to shareholders; Fund recordkeeping expenses; and other expenses.

                                                     ___________________________
                                      7              Allmerica Investment Trust

  For services to the Fund, the Manager receives fees computed daily at an annual rate based on the average daily net asset value of the Fund in accordance with the following schedule:

              ASSETS
              ------
              First $50 Million ............................0.35%
              Next $200 Million ............................0.25%
              Over $250 Million ............................0.20%


  The Manager is responsible for the payment of all fees to the Sub-Adviser. The Manager pays the Sub-Adviser fees computed daily at an annual rate of 0.10% based on the average daily net asset value of the Fund. For the fiscal year ended December 31, 1996, the Fund paid the Manager gross fees before reimbursement at a rate of 0.28% of the Fund's average daily net assets.

  The voluntary expense limitation which the Manager has declared for the Fund and the operating expenses incurred for the fiscal year ended December 31, 1996 for the Fund were 0.60% and 0.34%, respectively.

  The Manager will voluntarily reimburse its fees and any expenses above the expense limitation. The expense limitation is voluntary and may be removed at any time without prior notice to existing shareholders. The Manager reserves the right to recover from the Fund any fees, within a current fiscal year period, which were reimbursed in that same year to the extent that total annual expenses did not exceed the applicable expense limitation. Non-recurring and extraordinary expenses are generally excluded in the determination of expense ratios of the Fund for purposes of determining any required expense reimbursement. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.


                             HOW ARE SHARES VALUED?

  The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open for trading. All securities of the Fund are valued at amortized cost.


                     TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

  It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies so that the Trust will not be subject to federal income tax on any net income and any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Dividends out of net investment income will be declared and paid daily. Distributions of net capital gains for the year, if any, are made annually. All dividends and capital gain distributions are applied to purchase additional Fund shares at net asset value as of the payment date. Fund shares are held by the Separate Accounts and any distributions are reinvested automatically by the Separate Accounts. Tax consequences to investors in the Separate Accounts which are invested in the Fund are described in the prospectuses for such accounts.


                          SALE AND REDEMPTION OF SHARES

  Shares of the Fund are sold in a continuous offering and currently may be purchased only by Separate Accounts of First Allmerica or its subsidiaries. The Separate Accounts are the funding mechanisms for variable annuity contracts. Shares of the Fund are sold at their net asset value as next computed after receipt of the purchase order without the addition of any selling commission or "sales load." The Distributor, Allmerica Investments, Inc., at its expense, may provide promotional incentives to dealers that sell variable annuity contracts for which the Fund serves as an investment vehicle.


  Shares of the Fund are also currently being issued under separate prospectuses to Separate Accounts of Allmerica Financial Life, First Allmerica, and subsidiaries of First Allmerica which issue variable or group annuity policies or

___________________________
Allmerica Investment Trust            8
variable life insurance policies ("mixed funding"). Although neither Allmerica Financial Life nor the Trust currently foresees any disadvantage, it is conceivable that in the future such mixed funding may be disadvantageous for variable or group annuity policyowners or variable life insurance policyowners ("Policyowners"). The Trustees of the Trust intend to monitor events in order to identify any conflicts that may arise between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable annuity and variable life separate accounts, Allmerica Financial Life will pay the attendant expenses.


  The Trust redeems shares of the Fund at net asset value as next computed after receipt of a request for redemption. No fee is charged by the Trust on redemption. The variable contracts funded through the Separate Accounts are sold subject to certain fees and charges, which may include sales and redemption charges, as described in the prospectuses for such Separate Accounts.

  Redemption payments will be paid within seven days after receipt by the Trust of a written request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.


                         HOW IS PERFORMANCE DETERMINED?

  The Fund's performance may be quoted in advertising. The Fund's performance may be compared with the performance of other investments or relevant indices. All performance information is based on historical results and is not intended to indicate future performance.

  For the Fund, "yield" represents an annualization of the change in value of an investment (excluding any capital changes) in the Fund for a specific seven-day period; "effective yield" compounds that yield for a year and is, for that reason, greater than the Fund's yield.

  Total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund assuming all dividends and capital gain distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical, annually-compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's return, they are not the same as actual year-by-year results.

  YIELDS AND TOTAL RETURNS QUOTED FOR THE FUND INCLUDE THE EFFECT OF DEDUCTING THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO A PARTICULAR INSURANCE PRODUCT. SINCE SHARES OF THE FUND CAN BE PURCHASED ONLY THROUGH A VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS FOR THE SEPARATE ACCOUNTS FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. INCLUDING THESE CHARGES IN THE QUOTATIONS OF THE FUND'S YIELD AND TOTAL RETURN WOULD HAVE THE EFFECT OF DECREASING PERFORMANCE. PERFORMANCE INFORMATION FOR THE FUND MUST ALWAYS BE ACCOMPANIED BY, AND BE REVIEWED WITH, PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNTS WHICH INVEST IN THE FUND.


                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 11, 1984 (the "Trust Declaration"). A copy of the Trust Declaration is on file with the Secretary of the Commonwealth of Massachusetts.

                                                     ___________________________
                                      9              Allmerica Investment Trust

  The Trust has an unlimited authorized number of shares of beneficial interest which may be divided into an unlimited number of series of such shares, and which are divided presently into twelve series of shares, one series underlying the Fund. The Trust's shares are entitled to one vote per share (with proportional voting for fractional shares). The rights accompanying Fund shares are legally vested in the Separate Accounts. As a matter of policy, however, holders of variable life insurance or variable annuity contracts funded through the Separate Accounts have the right to instruct the Separate Accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants in the Separate Accounts are set forth more fully in the prospectuses or offering circular relating to those Accounts. See "Organization of the Trust" in the SAI for the definition of a "majority vote" of shareholders.

  The Trust is not required to hold annual meetings of shareholders. The Trustees or shareholders holding at least 10% of the outstanding shares may call special meetings of shareholders.


  FUND RECORDKEEPING AGENT

  FDISG, a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share and maintains general accounting records for the Fund. FDISG is entitled to receive an annual Fund recordkeeping fee based on Fund assets and certain out-of-pocket expenses.


  CUSTODIAN

  Bankers Trust Company, 130 Liberty Street, New York, New York 10006, is the custodian of the investment securities and other assets of the Fund.


                             INVESTMENT RESTRICTIONS

  The following is a description of certain investment restrictions which are fundamental and may not be changed with respect to the Fund without shareholder approval. For a description of certain other investment restrictions, reference should be made to the SAI.


         1. The Fund will not concentrate its investments in particular industries, including debt obligations of supranational entities and foreign governments, but it may invest up to 25% of the value of its total assets in a particular industry. The restriction does not apply to investments in obligations issued or guaranteed by the United States of America, its agencies or instrumentalities, or to investments by the Fund in securities issued or guaranteed by domestic branches of U.S. banks.

         2. The Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by or guaranteed as to principal or interest by the United States Government or any agency or instrumentality thereof) or acquire more than 10% of the voting securities of any one issuer.

  These limitations apply as of the time of purchase. If through market action the percentage limitations are exceeded, the Fund will not be required to reduce the amount of its holding in such investments.


                   CERTAIN INVESTMENT STRATEGIES AND POLICIES

REPURCHASE AGREEMENTS


  The Fund may invest in repurchase agreements, under which the Fund acquires ownership of a security (ordinarily U.S. Government securities) but the seller agrees, at the time of sale, to purchase the security at a mutually agreed upon time and price. Should any seller of a repurchase agreement fail to repurchase the underlying security, or should any seller become insolvent or involved in a bankruptcy proceeding, the Fund could incur disposition costs and losses. Repurchase Agreements maturing in more than seven days are subject to the 10% limit on illiquid securities.

___________________________
Allmerica Investment Trust            10

"WHEN-ISSUED" SECURITIES

  The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery and payment normally take place 15 to 45 days after the commitment to purchase. No income accrues on when-issued securities prior to delivery. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed, resulting in a decline in the market value of the security. There is also the risk that under some circumstances the purchase of when-issued securities may act to leverage the Fund.


LENDING OF SECURITIES

  For the purpose of realizing additional income, the Fund may lend portfolio securities to broker-dealers or financial institutions amounting to not more than 30% of its total assets taken at current value. While any such loan is outstanding, the Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. The Fund will have the right to call each loan and obtain the securities. Lending portfolio securities involves certain risks, including possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made in accordance with guidelines established by the Board of Trustees.

                                                     ___________________________
                                      11             Allmerica Investment Trust

                                    APPENDIX

  Description of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service ("S&P"), a division of McGraw-Hill Companies, Inc., commercial paper ratings:

COMMERCIAL PAPER RATINGS


  MOODY'S EMPLOYS THREE DESIGNATIONS, ALL JUDGED TO BE INVESTMENT GRADE, TO INDICATE THE RELATIVE REPAYMENT CAPACITY OF RATED ISSUERS. THE TWO HIGHEST DESIGNATIONS ARE AS FOLLOWS:

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.


     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject more to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



  S&P COMMERCIAL PAPER RATINGS ARE GRADED INTO SEVERAL CATEGORIES, RANGING FROM "A-1" FOR THE HIGHEST QUALITY OBLIGATIONS TO "D" FOR THE LOWEST. THE TWO HIGHEST RATING CATEGORIES ARE AS FOLLOWS:


   A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


   A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

_____________________________
Allmerica Investment Trust            12

                          ALLMERICA INVESTMENT TRUST
                              440 LINCOLN STREET
                        WORCESTER, MASSACHUSETTS 01653
                                (508) 855-1000

  Allmerica Investment Trust (the "Trust") is a professionally managed, open-end investment company designed to provide the underlying investment vehicles for insurance-related accounts. The twelve separate portfolios of the Trust (collectively, the "Funds" and individually, the "Fund") currently offered by this Prospectus are as follows:

                          SELECT AGGRESSIVE GROWTH FUND
                        SELECT CAPITAL APPRECIATION FUND
                            SMALL-MID CAP VALUE FUND
                        SELECT INTERNATIONAL EQUITY FUND
                               SELECT GROWTH FUND
                                   GROWTH FUND
                                EQUITY INDEX FUND
                          SELECT GROWTH AND INCOME FUND
                               SELECT INCOME FUND
                          INVESTMENT GRADE INCOME FUND
                              GOVERNMENT BOND FUND
                                MONEY MARKET FUND


  Currently, shares of each Fund may be purchased only by the separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), an indirect, wholly-owned subsidiary of First Allmerica, for the purpose of funding variable annuity contracts and variable life insurance policies. A particular Fund may not be available under the variable annuity or variable life insurance policy which you have chosen. The Prospectus of the specific insurance product you have chosen will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your policy is not to be considered a solicitation.


  This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Certain additional information is contained in the Statement of Additional Information dated May 1, 1997 (the "SAI"), which has been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available upon request without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.


  Investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO VARIOUS RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            DATED MAY 1, 1997               ____________________
                                                            Allmerica Investment

                                TABLE OF CONTENTS


     FINANCIAL HIGHLIGHTS .....................................3
     HOW ARE THE FUNDS MANAGED? ..............................10
     WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES? ........11
          Select Aggressive Growth Fund ......................11
          Select Capital Appreciation Fund ...................12
          Small-Mid Cap Value Fund ...........................13
          Select International Equity Fund ...................14
          Select Growth Fund .................................15
          Growth Fund ........................................16
          Equity Index Fund ..................................17
          Select Growth and Income Fund ......................18
          Select Income Fund .................................19
          Investment Grade Income Fund .......................21
          Government Bond Fund ...............................22
          Money Market Fund ..................................22
     MANAGEMENT FEES AND EXPENSES ............................23
     FUND MANAGER INFORMATION ................................27
     HOW ARE SHARES VALUED? ..................................29
     TAXES AND DISTRIBUTIONS TO SHAREHOLDERS .................30
     SALE AND REDEMPTION OF SHARES ...........................30
     HOW IS PERFORMANCE DETERMINED? ..........................31
     ORGANIZATION AND CAPITALIZATION OF THE TRUST ............31
     INVESTMENT RESTRICTIONS .................................32
     CERTAIN INVESTMENT STRATEGIES AND POLICIES ..............32
     APPENDIX ................................................39




__________________________
Allmerica Investment Trust              2

                             FINANCIAL HIGHLIGHTS


  The following Financial Highlights have been audited by Price Waterhouse LLP, independent accountants of the Trust. This information should be read in conjunction with the financial statements and notes thereto which appear in the Policyowner's annual report for the year ended December 31, 1996 ("Annual Report") and which are incorporated by reference in the Trust's SAI. Further information about the performance of the Funds is contained in the Annual Report which may be obtained without charge from the Trust, 440 Lincoln Street, Worcester, MA 01653, (508) 855-1000.

                                                      __________________________
                                        3             Allmerica Investment Trust

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

       FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                            NET
                  NET                      AND                             DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED                DIVIDENDS    FROM NET                                    (DECREASE)
                 VALUE        NET      GAIN (LOSS)  TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT      ON        INVESTMENT  INVESTMENT    CAPITAL        IN        RETURN OF   DISTRI- NET ASSET
DECEMBER 31,    OF YEAR    INCOME(2)  INVESTMENTS   OPERATIONS   INCOME       GAINS        EXCESS      CAPITAL     BUTIONS   VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------
SELECT AGGRESSIVE
 GROWTH FUND(1)
   1996        $ 1.848    $ (0.009)   $  0.351       $  0.342    $    --     $ (0.153)     $    --      $   --   $ (0.153)  $ 0.189
   1995          1.397      (0.001)      0.452          0.451         --           --           --          --         --     0.451
   1994          1.431      (0.002)     (0.032)        (0.034)        --           --           --          --         --    (0.034)
   1993          1.197       0.001       0.234          0.235     (0.001)          --           --          --     (0.001)    0.234
   1992          1.000       0.001       0.197          0.198     (0.001)          --           --          --     (0.001)    0.197

   SELECT CAPITAL
APPRECIATION FUND(1)
   1996          1.369      (0.003)      0.124          0.121         --       (0.005)          --          --     (0.005)    0.116
   1995          1.000      (0.001)      0.397          0.396         --       (0.027)          --          --     (0.027)    0.369

SMALL-MID CAP
VALUE FUND(1)
   1996          1.238       0.011       0.342          0.353     (0.011)      (0.069)          --          --     (0.080)    0.273
   1995          1.089       0.009       0.183          0.192     (0.009)      (0.033)      (0.001)(3)      --     (0.043)    0.149
   1994          1.170       0.005      (0.081)        (0.076)    (0.005)          --           --          --     (0.005)   (0.081)
   1993          1.000       0.002       0.176          0.178     (0.002)      (0.006)          --          --     (0.008)    0.170

SELECT INTERNATIONAL
 EQUITY FUND(1)
   1996          1.136       0.011       0.238          0.249     (0.012)      (0.003)      (0.014)(4)      --     (0.029)    0.220
   1995          0.963       0.013       0.176          0.189     (0.011)      (0.005)          --          --     (0.016)    0.173
   1994          1.000       0.003      (0.038)        (0.035)    (0.001)      (0.001)          --          --     (0.002)   (0.037)


SELECT GROWTH FUND(1)
   1996          1.369       0.005       0.297          0.302     (0.005)      (0.236)          --          --     (0.241)    0.061
   1995          1.099          --       0.270          0.270         --           --           --          --         --     0.270
   1994          1.119       0.003      (0.020)        (0.017)    (0.003)          --           --          --     (0.003)   (0.020)
   1993          1.111       0.001       0.008          0.009     (0.001)          --           --          --     (0.001)    0.008
   1992          1.000       0.001       0.111          0.112     (0.001)          --           --          --     (0.001)    0.111

_______________________________________
 *        Annualized
 **       Not Annualized
 (A)      Including reimbursements and reductions.
 (B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
 (C)      Excluding reimbursements and reductions.
 (D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
 (E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
 (1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995. The Small-Mid Cap Value Fund (formerly named the Small Cap Value Fund) commenced operations on April 30, 1993 and changed investment Sub-Adviser on January 1, 1997. The Select International Equity Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21,1992 and changed investment Sub-Adviser on July 1, 1996.
 (2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.010 in 1996, $0.005 in 1994 and $(0.001) in 1993 for Small Cap Value Fund; $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; and $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth Fund.
 (3)      Distributions in excess of net realized capital gains.
 (4)      Distributions in excess of net investment income.

__________________________
Allmerica Investment Trust              4

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


                            Ratios/Supplemental Data
        ----------------------------------------------------------------
                          Ratios To Average Net Assets
               --------------------------------------------------

 NET ASSET             NET ASSETS
   VALUE                 END OF         NET                                                            PORTFOLIO   AVERAGE
  END OF     TOTAL        YEAR      INVESTMENT        OPERATING EXPENSES          MANAGEMENT FEE       TURNOVER  COMMISSIONS
   YEAR    RETURN(E)    (000'S)      INCOME         (A)      (B)     (C)          GROSS      NET         RATE      RATE(D)
 --------- ---------   ----------   ----------     -----    -----   -----         -----     -----      --------  -----------
 $ 2.037    18.55%     $ 407,442     (0.53)%       1.08%    1.08%   1.08%         1.00%     1.00%      113%        $ 0.0597
   1.848    32.28%       254,872     (0.07)%       1.09%      --    1.09%         1.00%     1.00%      104%              --
   1.397    (2.31)%      136,573     (0.21)%       1.16%      --    1.16%         1.00%     1.00%      100%              --
   1.431    19.51%        66,251      0.10%        1.19%      --    1.23%         1.00%     0.96%       76%              --
   1.197    19.85%**       9,270      0.34%*       1.35%*     --    1.88%*         N/A       N/A        33%              --


   1.485     8.80%       142,680     (0.32)%       1.13%    1.13%   1.13%         1.00%     1.00%       98%          0.0414
   1.369    39.56%**      41,376     (0.25)%*      1.35%*     --    1.42%*        1.00%*    0.93%*      95%              --


   1.511    28.53%       113,969      0.91%        0.95%    0.97%   0.97%         0.85%     0.85%       20%          0.0497
   1.238    17.60%        64,575      0.86%        1.01%      --    1.01%         0.85%     0.85%       17%              --
   1.089    (6.51)%       41,342      0.64%        1.08%      --    1.09%         0.85%     0.84%        4%              --
   1.170    17.74%**      12,731      0.52%*       1.22%*     --    2.03%*        0.85%*    0.04%*       8%              --



   1.356    21.94%       246,877      1.22%        1.20%    1.23%   1.23%         1.00%     1.00%       18%          0.0248
   1.136    19.63%       104,312      1.68%        1.24%      --    1.24%         1.00%     1.00%       24%              --
   0.963    (3.49)%**     40,498      0.87%*       1.50%*     --    1.78%*        1.00%*    0.72%*      19%              --


   1.430    22.02%       228,551      0.38%        0.92%    0.93%   0.93%         0.85%     0.85%      159%          0.0457
   1.369    24.59%       143,125      0.02%        0.97%      --    0.97%         0.85%     0.85%       51%              --
   1.099    (1.49)%       88,263      0.37%        1.03%      --    1.03%         0.85%     0.85%       55%              --
   1.119     0.84%        53,854      0.15%        1.05%      --    1.08%         0.85%     0.82%       65%              --
   1.111    11.25%**       9,308      0.40%*       1.20%*     --    1.72%*         N/A       N/A         3%              --


                                                      __________________________
                                        5             Allmerica Investment Trust

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

       FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                          Income from Investment Operations                     Less Distributions
               ----------------------------------------------  ------------------------------------------------
                                      Net Realized                                                                            Net
                  Net                      and                             Distributions                                   Increase
                 Asset                 Unrealized                Dividends    from Net                                    (Decrease)
                 Value        Net      Gain (Loss)  Total from   from Net    Realized   Distributions              Total      in
 Year Ended    Beginning  Investment      on        Investment  Investment    Capital        in        Return of  Distri-  Net Asset
December 31,    of Year    Income(2)  Investments   Operations   Income       Gains        Excess       Capital   butions    Value
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------
Growth Fund(1)
    1996        $ 2.176    $ 0.047      $ 0.386      $ 0.433    $ (0.048)    $ (0.228)   $   --       $   --   $ (0.276)  $ 0.157
    1995          1.814      0.049        0.539        0.588      (0.049)      (0.177)       --           --     (0.226)    0.362
    1994          1.939      0.043       (0.041)       0.002      (0.043)      (0.084)       --           --     (0.127)   (0.125)
    1993          2.034      0.039        0.095        0.134      (0.039)      (0.180)       --       (0.010)    (0.229)   (0.095)
    1992          1.976      0.034        0.105        0.139      (0.034)      (0.047)       --           --     (0.081)    0.058
    1991          1.471      0.038        0.548        0.586      (0.039)      (0.042)       --           --     (0.081)    0.505
    1990          1.558      0.041       (0.047)      (0.006)     (0.041)      (0.040)       --           --     (0.081)   (0.087)
    1989          1.308      0.043        0.289        0.332      (0.046)      (0.036)       --           --     (0.082)    0.250
    1988          1.147      0.037        0.200        0.237      (0.037)      (0.039)       --           --     (0.076)    0.161
    1987          1.308      0.035        0.011        0.046      (0.035)      (0.172)       --           --     (0.207)   (0.161)

Equity Index  Fund (1)
    1996          1.827      0.035        0.370        0.405      (0.035)      (0.032)       --           --     (0.067)    0.338
    1995          1.468      0.035        0.474        0.509      (0.035)      (0.047)   (0.002)(3)   (0.066)    (0.150)    0.359
    1994          1.505      0.033       (0.018)       0.015      (0.033)      (0.019)       --           --     (0.052)   (0.037)
    1993          1.409      0.032        0.102        0.134      (0.031)      (0.007)       --           --     (0.038)    0.096
    1992          1.354      0.030        0.066        0.096      (0.031)      (0.010)       --           --     (0.041)    0.055
    1991          1.080      0.032        0.279        0.311      (0.032)      (0.005)       --           --     (0.037)    0.274
    1990          1.000      0.009        0.080        0.089      (0.009)          --        --           --     (0.009)    0.080

Select Growth and
Income Fund(1)
    1996          1.268      0.020        0.246        0.266      (0.020)      (0.109)       --           --     (0.129)    0.137
    1995          1.027      0.019        0.290        0.309      (0.019)      (0.049)       --           --     (0.068)    0.241
    1994          1.069      0.025       (0.018)       0.007      (0.025)      (0.017)   (0.007)(3)       --     (0.049)   (0.042)
    1993          0.990      0.023        0.079        0.102      (0.023)          --        --           --     (0.023)    0.079
    1992          1.000      0.008       (0.009)      (0.001)     (0.008)      (0.001)       --           --     (0.009)   (0.010)

Select Income Fund(1)
    1996          1.024      0.061       (0.029)       0.032      (0.061)          --        --           --     (0.061)   (0.029)
    1995          0.930      0.060        0.095        0.155      (0.060)          --    (0.001)(4)       --     (0.061)    0.094
    1994          1.035      0.055       (0.105)      (0.050)     (0.055)          --        --           --     (0.055)   (0.105)
    1993          0.988      0.052        0.055        0.107      (0.052)      (0.008)       --           --     (0.060)    0.047
    1992          1.000      0.018       (0.012)       0.006      (0.018)          --        --           --     (0.018)   (0.012)


_________________________________
*     Annualized
**    Not Annualized
(A)   Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)   Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1) The Equity Index Fund commenced operations on September 28, 1990. The Select Growth and Income Fund and Select Income Fund commenced operations on August 21, 1992. The Growth Fund changed Investment Sub-Adviser on April 1, 1988.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.046 in 1996 and $0.038 in 1993 for Growth Fund; $0.031 in 1993, $0.028 in 1992, and $0.031 in
      1991 for Equity Index Fund; $0.019 in 1996, $0.023 in 1993 and $0.005
      in 1992 for Select Growth and Income Fund; and $0.060 in 1995, $0.055 in 1994, $0.050 in 1993, and $0.015 in 1992 for Select Income Fund.
(3)   Distributions in excess of net realized capital gains.
(4)   Distributions in excess of net investment income.
(5)   Unaudited.

__________________________
Allmerica Investment Trust              6

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
        ----------------------------------------------------------------
                          Ratios To Average Net Assets
               --------------------------------------------------


 Net Asset             Net Assets
   Value                 End of         Net                                                            Portfolio   Average
  End of     Total        Year      Investment       Operating Expenses           Management Fee       Turnover  Commissions
   Year    Return(E)    (000's)       Income        (A)      (B)     (C)          Gross      Net         Rate      Rate(D)
 --------- ---------   ----------   ----------     -----    -----   -----         -----     -----      --------  -----------
 $ 2.333     20.19%     $ 556,751      2.04%       0.48%    0.51%   0.51%         0.44%     0.44%        72%      $ 0.0576
   2.176     32.80%       444,871      2.34%       0.54%      --    0.54%         0.46%     0.46%        64%           --
   1.814      0.16%       335,714      2.25%       0.56%      --    0.56%         0.48%     0.48%        46%           --
   1.939      6.66%       338,545      1.92%       0.54%      --    0.55%         0.49%     0.48%        42%           --
   2.034      7.11%       270,828      1.85%       0.58%      --    0.58%          N/A       N/A         19%           --
   1.976     40.44%       182,965      2.26%       0.57%      --    0.57%          N/A       N/A         24%           --
   1.471     (0.30)%       97,179      2.82%       0.60%      --    0.60%          N/A       N/A         39%           --
   1.558     25.64%        76,783      2.98%       0.71%      --    0.71%          N/A       N/A         33%           --
   1.308     20.80%(5)     52,439      2.93%       0.75%      --    0.75%          N/A       N/A         99%           --
   1.147      2.30%(5)     45,703      2.64%       0.43%      --    0.43%          N/A       N/A         28%           --


   2.165     22.30%       151,130      1.79%       0.46%    0.46%   0.46%         0.32%     0.32%        12%        0.0395
   1.827     36.18%        90,889      1.96%       0.55%      --    0.55%         0.34%     0.34%         8%           --
   1.468      1.06%        52,246      2.25%       0.57%      --    0.57%         0.35%     0.35%         7%           --
   1.505      9.53%        42,842      2.28%       0.57%      --    0.63%         0.35%     0.29%         4%           --
   1.409      7.25%        22,393      2.47%       0.57%      --    0.75%          N/A       N/A          6%           --
   1.354     29.16%         9,700      2.73%       0.55%      --    0.64%          N/A       N/A          6%           --
   1.080      8.90%**       5,469      3.39%*      0.38%*     --    0.38%*         N/A       N/A       0.24%           --


   1.405     21.26%       295,638      1.44%       0.80%    0.83%   0.83%         0.75%     0.75%        78%        0.0563
   1.268     30.32%       191,610      1.69%       0.85%      --    0.85%         0.75%     0.75%       112%           --
   1.027      0.73%       110,213      2.51%       0.91%      --    0.91%         0.75%     0.75%       107%           --
   1.069     10.37%        60,518      2.73%       0.99%      --    1.03%         0.75%     0.71%        25%           --
   0.990     (0.11)%**      7,302      3.20%*      1.10%*     --    2.37%*         N/A       N/A          4%           --


   0.995      3.32%        77,498      6.29%       0.74%    0.74%   0.74%         0.60%     0.60%       108%           --
   1.024     16.96%        60,368      6.24%       0.79%      --    0.80%         0.60%     0.59%       131%           --
   0.930     (4.82)%       40,784      6.07%       0.83%      --    0.85%         0.60%     0.58%       105%           --
   1.035     10.95%        25,302      5.92%       0.91%      --    1.08%         0.60%     0.43%       171%           --
   0.988      0.62%**       5,380      5.38%       1.00%      --    1.67%          N/A       N/A        119%           --


                                                      __________________________
                              7                       Allmerica Investment Trust

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

       FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                          INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                ----------------------------------------------  ------------------------------------------------
                                      NET REALIZED                                                                            NET
                  NET                      AND                             DISTRIBUTIONS                                   INCREASE
                 ASSET                 UNREALIZED                DIVIDENDS    FROM NET                                    (DECREASE)
                 VALUE        NET      GAIN (LOSS)  TOTAL FROM   FROM NET    REALIZED   DISTRIBUTIONS              TOTAL      IN
 YEAR ENDED    BEGINNING  INVESTMENT      ON        INVESTMENT  INVESTMENT    CAPITAL        IN        RETURN OF  DISTRI-  NET ASSET
DECEMBER 31,    OF YEAR    INCOME(4)  INVESTMENTS   OPERATIONS   INCOME       GAINS        EXCESS      CAPITAL    BUTIONS    VALUE
------------   ---------  ----------  ------------  ----------  ----------  ----------- -------------  --------- --------- ---------
INVESTMENT GRADE
 INCOME FUND(1)
    1996        $ 1.117    $ 0.070    $ (0.033)       $ 0.037   $ (0.070)   $    --     $    --        $    --   $ (0.070) $ (0.033)
    1995          1.012      0.071       0.106          0.177     (0.071)        --      (0.001)(2)         --     (0.072)    0.105
    1994          1.111      0.066      (0.099)        (0.033)    (0.066)        --          --             --     (0.066)   (0.099)
    1993          1.074      0.065       0.049          0.114     (0.065)    (0.012)         --             --     (0.077)    0.037
    1992          1.085      0.075       0.013          0.088     (0.075)    (0.024)         --             --     (0.099)   (0.011)
    1991          1.004      0.080       0.081          0.161     (0.080)        --          --             --     (0.080)    0.081
    1990          1.011      0.083      (0.006)         0.077     (0.084)        --          --             --     (0.084)   (0.007)
    1989          0.968      0.082       0.044          0.126     (0.083)        --          --             --     (0.083)    0.043
    1988          0.974      0.084      (0.006)         0.078     (0.084)        --          --             --     (0.084)   (0.006)
    1987          1.095      0.089      (0.080)         0.009     (0.093)    (0.037)         --             --     (0.130)   (0.121)

GOVERNMENT
BOND FUND(1)
    1996          1.062      0.062      (0.026)         0.036     (0.062)        --          --             --     (0.062)   (0.026)
    1995          0.997      0.062       0.066          0.128     (0.062)        --      (0.001)(2)         --     (0.063)    0.065
    1994          1.070      0.063      (0.073)        (0.010)    (0.063)        --          --             --     (0.063)   (0.073)
    1993          1.051      0.055       0.024          0.079     (0.055)    (0.003)         --         (0.002)    (0.060)    0.019
    1992          1.047      0.057       0.009          0.066     (0.057)    (0.005)         --             --     (0.062)    0.004
    1991          1.000      0.022       0.051          0.073     (0.022)    (0.004)         --             --     (0.026)    0.047
MONEY MARKET
   FUND
    1996          1.000      0.052          --          0.052     (0.052)        --          --             --     (0.052)       --
    1995          1.000      0.057          --          0.057     (0.057)        --          --             --     (0.057)       --
    1994          1.000      0.039          --          0.039     (0.039)        --          --             --     (0.039)       --
    1993          1.000      0.030          --          0.030     (0.030)        --          --             --     (0.030)       --
    1992          1.000      0.037          --          0.037     (0.037)        --          --             --     (0.037)       --
    1991          1.000      0.060          --          0.060     (0.060)        --          --             --     (0.060)       --
    1990          1.000      0.078          --          0.078     (0.078)        --          --             --     (0.078)       --
    1989          1.000      0.086          --          0.086     (0.086)        --          --             --     (0.086)       --
    1988          1.000      0.071          --          0.071     (0.071)        --          --             --     (0.071)       --
    1987          1.000      0.061          --          0.061     (0.061)        --          --             --     (0.061)       --

____________________________________________________________
*         Annualized
**        Not Annualized
(A)       Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)       Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E) Total Return does not reflect fees charged at the Separate Account level. Refer to the Prospectus of the specific insurance product for such fee information.
(1) The Government Bond Fund commenced operations on August 26, 1991.The Investment Grade Income Fund was formerly known as Income Appreciation Fund.
(2)       Distributions in excess of net investment income.
(3)       Unaudited.
(4) Net investment income per share before reimbursement of fees by the investment adviser were $0.065 in 1993 for Investment Grade Income Fund; $0.055 in 1993 and $0.056 in 1992 for Government Bond Fund; and $0.030 in 1993, $0.084(3) in 1988, and $0.076(3) in 1987 for Money
          Market Fund.


__________________________
Allmerica Investment Trust              8

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                            RATIOS/SUPPLEMENTAL DATA
        ----------------------------------------------------------------
                          RATIOS TO AVERAGE NET ASSETS
               --------------------------------------------------

 NET ASSET             NET ASSETS
   VALUE                 END OF       NET                                                              PORTFOLIO   AVERAGE
  END OF     TOTAL        YEAR      INVESTMENT        OPERATING EXPENSES          MANAGEMENT FEE       TURNOVER  COMMISSIONS
   YEAR    RETURN(E)    (000'S)      INCOME         (A)      (B)     (C)          GROSS      NET         RATE      RATE(D)
 --------- ---------   ----------   ----------     -----    -----   -----         -----     -----      --------  -----------
  $ 1.084    3.56%      $157,327      6.50%        0.52%    0.52%   0.52%         0.40%     0.40%      108%       $   --
    1.117   17.84%       141,625      6.66%        0.53%      --    0.53%         0.41%     0.41%      126%           --
    1.012   (2.96)%      109,972      6.25%        0.58%      --    0.58%         0.42%     0.42%      129%           --
    1.111   10.80%       107,124      6.16%        0.54%      --    0.55%         0.45%     0.44%       55%           --
    1.074    8.33%        52,874      7.25%        0.59%      --    0.59%          N/A       N/A        71%           --
    1.085   16.75%        29,018      8.10%        0.60%      --    0.60%          N/A       N/A        52%           --
    1.004    8.02%        18,226      9.14%        0.56%      --    0.56%          N/A       N/A         5%           --
    1.011   13.52%        13,171      8.67%        0.78%      --    0.78%          N/A       N/A         4%           --
    0.968    8.20%(3)      8,951      8.57%        0.77%      --    0.77%          N/A       N/A        12%           --
    0.974    1.00%(3)      8,118      8.37%        0.55%      --    0.55%          N/A       N/A        54%           --


    1.036    3.51%        46,396      5.90%        0.66%    0.66%   0.66%         0.50%     0.50%      112%           --
    1.062   13.06%        45,778      5.91%        0.69%      --    0.69%         0.50%     0.50%      180%           --
    0.997   (0.88)%       42,078      5.60%        0.70%      --    0.70%         0.50%     0.50%      106%           --
    1.070    7.51%        77,105      5.51%        0.61%      --    0.62%         0.50%     0.49%       35%           --
    1.051    6.59%        33,689      6.13%        0.68%      --    0.69%          N/A       N/A        67%           --
    1.047    7.60%**       7,591      5.55%*       0.54%*     --    0.54%*         N/A       N/A        65%           --


    1.000    5.36%       217,256      5.22%        0.34%    0.34%   0.34%         0.28%     0.28%      N/A            --
    1.000    5.84%       155,211      5.68%        0.36%      --    0.36%         0.29%     0.29%      N/A            --
    1.000    3.93%        95,991      3.94%        0.45%      --    0.45%         0.31%     0.31%      N/A            --
    1.000    3.00%        71,052      2.95%        0.42%      --    0.43%         0.32%     0.31%      N/A            --
    1.000    3.78%        64,506      3.65%        0.44%      --    0.44%          N/A       N/A       N/A            --
    1.000    6.22%        39,909      5.98%        0.43%      --    0.43%          N/A       N/A       N/A            --
    1.000    8.17%        28,330      8.22%        0.42%      --    0.42%          N/A       N/A       N/A            --
    1.000    9.07%        12,060      8.62%        0.58%      --    0.58%          N/A       N/A       N/A            --
    1.000    7.30%(3)      7,156      7.13%        0.60%      --    0.71%          N/A       N/A       N/A            --
    1.000    6.20%(3)      4,726      6.14%        0.60%      --    0.75%          N/A       N/A       N/A            --


                                                           _____________________
                                       9                   Allmerica Investment

                           HOW ARE THE FUNDS MANAGED?

  The overall responsibility for the supervision of the affairs of the Trust vests in the Board of Trustees of the Trust which meets on a quarterly basis. Allmerica Investment Management Company, Inc. (the "Manager") is responsible for the management of the Trust's day-to-day business affairs and has general responsibility for the management of the investments of the Funds. The Manager, at its expense, has contracted with certain Sub-Advisers to manage the investments of the Funds, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

  The Manager is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, a life insurance company organized in Massachusetts in 1844. The Manager, organized August 19, 1985, also serves as manager of the Allmerica Funds, an open-end investment company. The Manager and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653.


  The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Funds. Each Sub-Adviser, which has been selected on the basis of various factors including management experience, investment techniques, and staffing, is authorized to engage in portfolio transactions on behalf of the applicable Fund subject to such general or specific instructions as may be given by the Trustees and/or the Manager. The terms of a Sub-Adviser Agreement cannot be changed materially without the approval of a majority interest of the shareholders of the affected Fund. The Sub-Advisers have been selected by the Manager and Trustees in consultation with RogersCasey & Associates, Inc. ("RogersCasey"), a leading pension consulting firm. RogersCasey is a wholly-owned subsidiary of BARRA, Inc. The cost of such consultation is borne by the Manager.

  RogersCasey provides consulting services to pension plans representing over $300 billion in total assets and, in its consulting capacity, monitors the investment performance of over 1,000 investment advisers. From time to time, specific clients of RogersCasey and the Sub-Advisers will be named in sales materials. At times, RogersCasey assists in the development of asset allocation strategies which may be used by shareholders in the diversification of their portfolios across different asset classes.


  Ongoing performance of the Sub-Advisers is reviewed and evaluated by a committee which includes members who are senior officers of First Allmerica, its affiliates or the Manager and an independent consultant. Combined, the committee has over 150 years of investment experience. Historical performance data for all Funds is set forth under "Financial Highlights." The Manager is responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Funds are as follows:


Select Aggressive Growth Fund       Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation Fund    Janus Capital Corporation
Small-Mid Cap Value Fund            CRM Advisors, LLC*
Select International Equity Fund    Bank of Ireland Asset Management (U.S.) Ltd.
Select Growth Fund                  Putnam Investment Management, Inc.**
Growth Fund                         Miller Anderson & Sherrerd, LLP
Equity Index Fund                   Allmerica Asset Management, Inc.
Select Growth and Income Fund       John A. Levin & Co., Inc.
Select Income Fund                  Standish, Ayer & Wood, Inc.
Investment Grade Income Fund        Allmerica Asset Management, Inc.
Government Bond Fund                Allmerica Asset Management, Inc.
Money Market Fund                   Allmerica Asset Management, Inc.


_______________________________
* CRM Advisors, LLC assumed sub-adviser responsibilities from David L. Babson & Co. Inc. on January 1, 1997.
** Putnam Investment Management, Inc. assumed sub-adviser responsibilities from Provident Investment Counsel on July 1, 1996.

__________________________
Allmerica Investment Trust              10

  For a sample listing of certain of the Sub-Advisers' clients, see "Investment Management and Other Services" in the SAI. For more information on each of the Sub-Advisers, see "What Are the Investment Objectives and Policies?" and "Fund Manager Information."


  The Manager also has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for each of the Funds and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is responsible for the payment of the administrative fee to FDISG.

                WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?

  Each Fund has a separate investment objective and policies designed to meet different investment and financial needs, as described below. There is no assurance that a Fund will achieve its investment objective.

  A Fund's investment objective is fundamental and may not be changed without shareholder approval. Unless otherwise indicated, a Fund's investment policies are not fundamental and may be changed without shareholder approval.

SELECT AGGRESSIVE GROWTH FUND

Investment Objective: The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.


Sub-Adviser: Nicholas-Applegate Capital Management, L.P. ("NACM") serves as Sub-Adviser to the Select Aggressive Growth Fund. NACM is an investment manager supervising accounts with approximately $32 billion in total assets as of December 31, 1996. NACM's clients are primarily major corporate employee benefit funds, public employee retirement plans, foundations and endowment funds, investment companies and individuals. Founded in 1984, NACM is located at 600 West Broadway, Suite 2900, San Diego, California 92101.

Investment Policies: Under normal circumstances, at least 65% of the assets of the Select Aggressive Growth Fund will be invested in equity securities consisting of common stocks, securities convertible into common stocks (including bonds, notes and preferred stocks), and warrants. The Fund's assets also may be invested in other debt securities and preferred stocks when such securities are believed appropriate in light of the Fund's investment objective and market conditions.


  The selection of securities is made solely on the basis of their potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective. While investments may be made in well-known and established companies, a significant portion of the Fund's investments is expected to be in securities of newer and relatively unseasoned companies or companies which represent new or changing industries.



  At any given point, a substantial portion of the Fund's equity investments may be in securities which are not listed for trading on national securities exchanges and which, although publicly traded, may be less liquid than securities issued by larger, more seasoned companies which trade on national securities exchanges. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

  Securities of newer companies may be closely held with only a small portion of their outstanding securities owned by the general public. Newer companies may have relatively small revenue, lack depth of management, and have a small share of the market for their products or services; thus, they may be more vulnerable to changes in economic conditions, market fluctuations, and other factors affecting the profitability or marketability of companies. Due to these and other factors, the price movement of the securities held by the Fund can be expected to be more volatile

                                                      __________________________
                                       11             Allmerica Investment Trust
than is the case for the market as a whole, and the net asset value of a share of the Fund may fluctuate significantly. Consequently, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in an aggressive growth portfolio, nor should investment in the Fund be considered a balanced or complete investment program.


  When NACM determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in high-grade, fixed-income securities, U.S. Government securities, or hold assets in cash or cash equivalents. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."



  The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts ("ADRs")).

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 113%. The portfolio turnover rate was the result of the Sub-Adviser's investment approach which typically results in above-average portfolio turnover as securities are sold when the Sub-Adviser believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by the Fund and the purchase of another security can enhance return. A security may be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Portfolio turnover rates may vary greatly from year to year. A high portfolio turnover rate will likely result in greater brokerage costs to the Fund.

SELECT CAPITAL APPRECIATION FUND

Investment Objective: The Select Capital Appreciation Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

Sub-Adviser: Janus Capital Corporation ("JCC") serves as Sub-Adviser to the Select Capital Appreciation Fund. JCC has served as investment adviser to the Janus Fund since 1969 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate, charitable, and retirement accounts. Kansas City Southern Industries, Inc., a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of the outstanding stock of JCC. As of December 31, 1996, JCC had approximately $47 billion in total assets under management. JCC is located at 100 Fillmore Street, Denver, Colorado 80206-4923.


Investment Policies: The Fund invests in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. The Fund pursues its objective normally by investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1996, the MidCap Index included companies with capitalizations between approximately $500 million to $10 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or large issuers. Common stock investments are selected in industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. Such securities are selected solely for their capital growth potential; investment income is not a consideration. Medium-sized companies may suffer more significant losses as well as realize more substantial growth than larger issuers; thus, investments in such companies tend to be more volatile and somewhat speculative.

__________________________
Allmerica Investment Trust              12

  The selection criteria for domestic issuers apply equally to stocks of foreign issuers. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. The Fund may invest without limitation in foreign securities. The Fund may invest directly in foreign securities denominated in foreign currency and not publicly traded in the United States. The Fund also may purchase foreign securities through ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of receipts or shares evidencing ownership of the underlying foreign securities. In addition, the Fund may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies). Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities."


  Although the Fund normally invests primarily in common stocks, the Fund's cash position may increase when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund also may invest in preferred stocks, warrants, government securities, corporate bonds and debentures, high-grade commercial paper, certificates of deposit, other debt securities or repurchase agreements or reverse repurchase agreements when the Sub-Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on its idle cash. The Fund also may invest up to 35% of its assets in such lower-rated securities commonly known as "junk bonds." Fixed-income securities rated in the fourth highest grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") (Baa and BBB, respectively) are investment grade but are considered to have some speculative characteristics. Lower-rated securities or "junk bonds" (rated Ba/BB or lower) involve the risks discussed under "Certain Investment Strategies and Policies." When the Fund invests in such securities, investment income will increase and may constitute a large portion of the return realized by the Fund and the Fund probably will not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks. Up to 15% of the Fund's assets may be invested in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.


  The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

  For hedging purposes, the Fund may engage in options and futures strategies and may utilize forward contracts, interest rate swaps, and swap-related products. See "Certain Investment Strategies and Policies."

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 98%. The portfolio turnover rate for the Fund may vary from year to year.

SMALL-MID CAP VALUE FUND


Investment Objective: The Small-Mid Cap Value Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

Sub-Adviser: CRM Advisors, LLC ("CRM"), an affiliate of Cramer Rosenthal McGlynn, Inc. ("Cramer Rosenthal") serves as Sub-Adviser to the Small-Mid Cap Value Fund. Founded in 1973, Cramer Rosenthal and its affiliates currently have over $2.5 billion in assets under management and provide investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, endowments and other organizations. The Sub-Adviser provides advisory and sub-advisory services to mutual funds with approximately $100 million under

                                                      __________________________
                                13                    Allmerica Investment Trust
management. Cramer Rosenthal is wholly owned by its active investment professionals. The Sub-Adviser is located at 520 Madison Avenue, New York, New York 10022.



Investment Policies: A stock will be considered to be attractively valued and, therefore, eligible for investment in the Fund, if it is trading at a price which the Sub-Adviser believes is reasonable relative to its own past valuation history as well as compared to a large universe of stocks selected by the Sub-Adviser, based on one or more of the following comparisons:


       1.price relative to cash flow;
       2.price relative to earnings;
       3.price relative to sales; and
       4.price relative to assets as measured by book value.


  The Small-Mid Cap Value Fund generally intends to invest at least 65% of its total assets in stocks of companies with market capitalization between $200 million and $5 billion at the time of purchase and which are listed on a national or regional exchange or over-the-counter with prices quoted daily in the financial press. The Fund at times may invest temporarily in preferred stocks, bonds or other defensive issues. Normally, however, the Fund will maintain at least 80% of the portfolio in common stocks. There are no restrictions or guidelines regarding the investment of Fund assets in shares listed on an exchange or traded over-the-counter. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs).



  The Small-Mid Cap Value Fund seeks investment opportunities in companies whose stocks are trading at attractive valuations relative to the market as a whole. The most attractive of these companies often exist among those securities which have been out of favor, where Wall Street coverage is limited, and where there is a degree of misunderstanding or neglect resulting in low expectations. Value investing may reduce downside risk while offering potential for capital appreciation as a company gains favor among other investors and its stock price rises. The portfolio normally will be diversified among different industry sectors, but is not an index approach. Stocks are bought as investments and generally held for the long term, rather than as active trading vehicles.

  Small-Mid cap companies may present greater opportunities for capital appreciation, but also may involve greater risk. Smaller cap companies, when compared with larger cap companies, may be more dependent upon a single product, have limited financial resources, have fewer securities outstanding, experience greater price fluctuations, and be somewhat less liquid than securities of larger companies.


  The Fund may invest up to 15% of its assets in illiquid securities, including restricted securities (as defined in its investment restrictions). Certain restricted securities determined by the Trustees to be liquid are not subject to the 15% limitation. See "Certain Investment Strategies and Policies - Restricted Securities."


  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 20%. The portfolio turnover rate for the Fund may vary from year to year.

SELECT INTERNATIONAL EQUITY FUND

Investment Objective: The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

Sub-Adviser: Bank of Ireland Asset Management (U.S.) Limited ("BIAM") serves as Sub-Adviser for the Select International Equity Fund. BIAM is an indirect, wholly-owned subsidiary of Bank of Ireland. Its main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at Two Greenwich Plaza, Greenwich, CT 06830. Bank of Ireland provides investment management services through a network of affiliated companies, including BIAM which represents North American clients. As of December 31, 1996, Bank of Ireland managed approximately $21 billion in global securities for Irish, United Kingdom, European, Australian, South African, Canadian, and U.S. clients.

__________________________
Allmerica Investment Trust              14

Investment Policies: To achieve its objective, the Select International Equity Fund will invest primarily in common stocks of established non-U.S. companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in the securities of companies domiciled in at least five foreign countries, not including the United States. The Fund may also acquire fixed-income debt securities. It will do so, at the discretion of BIAM, primarily for defensive purposes. The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available.

  The Fund's investments may include ADRs which may be sponsored or unsponsored by the underlying issuer. The Fund may also utilize EDRs, which are similar to ADRs, in bearer form, designed for use in the European securities market and GDRs. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities." For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." Certain state insurance regulations may impose additional restrictions on the Fund's holdings of foreign securities.

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 18%. The portfolio turnover rate for the Fund may vary greatly from year to year.

SELECT GROWTH FUND

Investment Objective: The Select Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

Sub-Adviser: Putnam Investment Management, Inc. ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, serves as Sub-Adviser to the Select Growth Fund. Putnam has been an investment manager since 1937. As of December 31, 1996, Putnam had assets under management of approximately $173 billion. Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting, and investment management.

Investment Policies: The Select Growth Fund seeks to attain its objective by investing in securities of companies that appear to have favorable long-term growth characteristics. Potential for long-term growth is the determinative factor in the selection of all portfolio securities. Although the Fund may invest in dividend-paying stocks, the generation of current income is not an objective of the Fund. Any income that is received is incidental to the Fund's objective of long-term growth of capital.


  When choosing securities for the portfolio, the Sub-Adviser for the Select Growth Fund focuses on companies that display strong financial characteristics and earnings growth potential whereas the Sub-Adviser for the Growth Fund emphasizes a value-oriented approach which compares individual stocks and groups of stocks to one another.


  At least 65% of the Fund's assets under normal conditions will consist of growth-oriented common stocks. The Fund may invest in common stocks of large well-known companies as well as smaller growth companies, which generally include companies with a market capitalization of $500 million or less ("smaller growth companies"). The stocks of smaller growth companies may involve a higher degree of risk than other types of securities and the price movement of such securities can be expected to be more volatile than is the case of the market on the whole. The Fund may hold stocks traded on one or more of the national exchanges as well as in the over-the-counter markets. Because opportunities for capital growth may exist not only in new and expanding areas of the economy but also in mature and cyclical industries, the Fund's portfolio investments are not limited to any particular type of company or industry. The Fund may also purchase convertible bonds and preferred stocks, warrants, and debt securities if the Fund's Sub-Adviser believes they would help achieve the Fund's objective of long-term growth.

  The Fund may invest up to 35% of its assets in both higher-rated and lower-rated fixed-income securities in seeking its objective of long-term growth of capital. The dollar average weighted maturity of the Fund's fixed-income

                                                    __________________________
                            15                      Allmerica Investment Trust
securities will vary depending on, among other things, current market conditions. The Fund may invest up to 15% of its assets in lower-rated securities, commonly known as "junk bonds," which involve risks discussed under "Certain Investment Strategies and Policies." For more information concerning the rating categories of corporate debt securities, see the Appendix to the Prospectus.

  When the Sub-Adviser determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income securities; U.S. Government securities; or hold assets in cash or cash equivalents. To the extent the Fund is so invested it is not achieving its objective to the same degree as under normal conditions. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."


  The Select Growth Fund's objective of seeking long-term growth of capital means that its assets generally will be subject to greater risk than may be involved in investing in securities that are not selected for growth potential. The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 159%. The Fund experienced such a rate of turnover due to a new sub-adviser assuming responsibility for the Fund on July 1, 1996 and subsequently repositioning the portfolio. The portfolio turnover rate for the Fund may vary greatly from year to year.


GROWTH FUND

Investment Objective: The Growth Fund seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current income, if any, is incidental to this objective.


Sub-Adviser: Miller Anderson & Sherrerd, LLP ("MAS") serves as Sub-Adviser for the Growth Fund. MAS, which is wholly owned by Morgan Stanley Asset Management Holdings, Inc., is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. Morgan Stanley Group, Inc., an indirect parent of MAS, and Dean Witter, Discover & Co. have announced a merger agreement which is expected to be consummated in mid-1997 and is subject to certain closing conditions. MAS provides investment counseling services to employee benefit plans, endowment funds, foundations, and other institutional investors and had over $41 billion in assets under management as of December 31, 1996. MAS is the adviser of the MAS Funds, a registered investment company offering investment alternatives to institutional clients with a minimum initial investment of $1 million. MAS also manages certain assets for First Allmerica and its affiliates.

Investment Policies: The Growth Fund is not limited to investments in any particular type of company and may invest in any company which, in the opinion of management, is likely to further its investment objective. The Growth Fund will pursue its investment objective by maintaining a flexible position regarding the type of companies, as well as the types of securities, in which it will invest. Investments may include, but are not limited to, developing or well-established companies, whether small or large. It is anticipated that there will be a mix of assets in the Growth Fund. For example, portions of the Growth Fund may be invested in equity securities of good quality or in well-established companies considered to represent good value, based on factors including historical investment standards (such as price/book value ratios and price/earnings ratios) or in smaller emerging growth companies which are in the development stage and are expected to achieve above-average earnings growth because of special factors (such as changes in the economy, the relative attractiveness of the various securities markets, or changes in consumer demand).


  The Growth Fund proposes to keep its assets fully invested, but may maintain reasonable amounts in cash or in high-grade, short-term debt securities to meet current expenses and anticipated redemptions, and during temporary periods pending investment in accordance with its policies. The term "high-grade, short-term debt securities" means Items (a), (b), and (c) of money market instruments under the Investment Grade Income Fund's Investment Policies.

__________________________
Allmerica Investment Trust              16

  The Growth Fund normally will invest substantially all of its assets in equity-type securities, including common stocks, warrants (which are options to purchase common stock at specified prices during a specified time period with the investment risk that the market value of the underlying common stock may not be high enough in relation to the warrant exercise price to justify purchase pursuant to the terms of the warrant), preferred stocks and debt securities convertible into or carrying rights to purchase common stock or to participate in earnings, and real estate securities to the extent permitted by paragraph four under "Investment Restrictions" in the SAI. In periods considered by management to warrant a more defensive position, the Growth Fund may place a larger proportion of its portfolio in high-grade preferred stocks, bonds, or other fixed-income securities, including U.S. Government securities, whether or not convertible into stock or with rights attached, or retain cash. The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."


  The Growth Fund may invest in both listed and unlisted securities. The Growth Fund also may invest in foreign as well as domestic securities. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs). The Growth Fund will not concentrate its foreign investments in any particular foreign country, or limit its investments to issuers listed on particular exchanges or traded in particular money market centers. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies." The Sub-Adviser will consider these and other factors before investing and will not cause the Growth Fund to invest in foreign securities unless, in its opinion, such investments will meet the standards and objectives of the Growth Fund.

  The investment objective and policies in the first, third, and fourth paragraphs of this section on the Growth Fund are fundamental and may not be changed without shareholder approval.

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 72%. The portfolio turnover rate for the Fund may vary greatly from year to year.


EQUITY INDEX FUND

Investment Objective: The Equity Index Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States.

Sub-Adviser: Allmerica Asset Management, Inc. ("AAM") serves as Sub-Adviser to the Equity Index Fund as well as the Investment Grade Income Fund, Government Bond Fund, and Money Market Fund, other series of the Trust. AAM, an indirect, wholly-owned subsidiary of AFC, was incorporated in 1993 and is located at 440 Lincoln Street, Worcester, Massachusetts 01653. As of December 31, 1996, AAM had approximately $11 billion in assets under management. AAM serves as investment adviser to First Allmerica's General Account and to a number of affiliated insurance companies and other affiliated accounts, and as Adviser to Allmerica Securities Trust, a diversified, closed-end management investment company.

Investment Policies: The Equity Index Fund will seek to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). The Fund uses the S&P 500 as the performance standard because it represents over 70 percent of the total market value of all publicly-traded common stocks in the U.S., is well-known to investors, and, in the opinion of the Sub-Adviser, is representative of the performance of common stocks publicly-traded in the U.S. Many, but not all, of the stocks in the S&P 500 are issued by companies that are among the 500 largest as measured by the aggregate market value of their outstanding stock (market price per share multiplied by number of shares outstanding). Inclusion of a stock in the S&P 500 does not imply that S&P has endorsed it as an investment. With respect to investing in common stocks, there can be no assurance of capital appreciation and there is a substantial risk of market decline.

  The method used to select investments for the Fund involves investing in common stocks in approximately the order of their weightings in the S&P 500 Index. In addition, the Fund purchases stocks with smaller weightings in order to represent other sectors of the S&P 500 for diversification purposes.

                                                      __________________________
                                      17              Allmerica Investment Trust

  The Equity Index Fund will invest only in those stocks, and in such amounts, as its Sub-Adviser determines to be necessary or appropriate for the Fund to approximate the performance of the S&P 500. Under normal circumstances, it is expected that the Fund will hold between 300 and 500 different stocks included in the S&P 500. The Fund may compensate for the omission of a stock that is included in the S&P 500, or for purchasing stocks in other than the same proportions that they are represented in the S&P 500, by purchasing stocks that are believed to have characteristics that correspond to those of the omitted stocks. The Fund may invest in short-term debt securities to maintain liquidity or pending investment in stocks. The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." The Fund also may invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  Because of its policy of tracking the S&P 500, the Equity Index Fund is not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon investment analysis of economic, financial, and market factors. Consequently, the projected adverse financial performance of a company normally would not result in the sale of the company's stock and projected superior financial performance by a company normally would not lead to an increase in the holdings of the company. From time to time, the Sub-Adviser may make adjustments in the portfolio because of cash flows, mergers, changes in the composition of the S&P 500, and other similar reasons. Portfolio turnover is expected to be lower than that of most investment funds investing in common stock. For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 12%.

  The Equity Index Fund's ability to duplicate the performance of the S&P 500 will be influenced by the size and timing of cash flows into or out of the Fund, the liquidity of the securities included in the S&P 500, transaction and operating expenses, and other factors. In addition, the Fund will incur expenses (including advisory and administrative fees) that are not reflected in the performance results of the S&P 500. These factors, among others, may result in "tracking error," which is a measure of the degree to which the Fund's results differ from the results of the S&P 500. Due to such factors, the return of the Fund may be lower than the return of the S&P 500.


  Tracking error is measured by the difference between total return for the S&P 500 with dividends reinvested and total return for the Fund with dividends reinvested after deductions of transaction and operating expenses. For the 12 months ended December 31, 1996, the S&P 500 gained 22.96% versus a gain of 22.83% for the Equity Index Fund producing a tracking error of 0.13% before advisory and administrative fees. Tracking error is monitored by the Sub-Adviser on a regular basis. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. If the tracking error deviation exceeds industry standards for the Fund's asset size, the Sub-Adviser will bring the deviation to the attention of the Trustees.

  While the Board of Trustees of the Trust has selected the S&P 500 as the index the Fund will attempt to replicate, the Trustees reserve the right to select another index at any time without seeking shareholder approval if they believe that the S&P 500 no longer represents a broad spectrum of common stocks that are publicly traded in the United States or if there are legal, economic or other factors limiting the use of any particular index. If the Trustees change the index which the Equity Index Fund attempts to replicate, the Equity Index Fund may incur significant transaction costs in switching from one index to another.

S&P is not in any way affiliated with the Equity Index Fund or the Trust. "Standard & Poor's," "Standard & Poor's 500," and "500" are trademarks of S&P.


SELECT GROWTH AND INCOME FUND

Investment Objective: The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

Sub-Adviser: John A. Levin & Co., Inc. ("JAL"), One Rockefeller Plaza, 25th Floor, New York, New York 10020, serves as Sub-Adviser to the Select Growth and Income Fund. JAL was founded as a Delaware corporation in 1982 and is

__________________________
Allmerica Investment Trust              18
wholly owned by Baker, Fentress & Company, a non-diversified closed-end management investment company registered under the 1940 Act. JAL had approximately $6.5 billion in assets under management as of December 31, 1996. JAL's clients include U.S. and foreign individuals and their related trust and charitable organizations, pooled funds for individuals and university endowments, and pension and profit sharing funds.

Investment Policies: To achieve its objective of long-term growth of capital and current income, the Select Growth and Income Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. It may invest in a wide range of equity securities, consisting of both dividend-paying and non-dividend-paying common stocks, preferred stocks, securities convertible into common and preferred stocks, and warrants. These may include securities of large well-known companies as well as smaller growth companies. The securities of smaller growth companies involve certain risks as described above under the "Select Growth Fund." The Fund may hold securities traded on one or more of the national exchanges as well as in the over-the-counter markets. The Fund's portfolio investments are not limited to any particular type of company or industry. The Fund may purchase individual stocks not presently paying dividends which offer opportunities for capital growth or future income provided that the Sub-Adviser believes the overall portfolio is appropriately positioned to achieve its income objective. To achieve current income, the Fund may invest up to 35% of its assets in both higher-rated and lower-rated fixed-income securities, including not more than 15% in lower-rated securities, commonly known as "junk bonds." In certain circumstances, fixed-income securities may be purchased by the Fund for long-term growth potential. (However, the Fund expects to have substantially less than 35% of its assets invested in fixed-income securities in most circumstances.) Lower-rated, fixed-income securities involve risks discussed under "Certain Investment Strategies and Policies." For more information concerning the rating categories of corporate debt securities, see the Appendix to the Prospectus. The dollar average weighted maturity of the Fund's fixed-income securities will vary depending on, among other things, current market conditions. Purchases and sales of portfolio securities are made at such times and in such amounts as deemed advisable in light of market, economic and other conditions.


  The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  When the Sub-Adviser determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income; U.S. Government securities; or hold assets in cash or cash equivalents. To the extent the Fund is so invested, it is not achieving its objective to the same degree as under normal conditions. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." There can be no assurance of growth of capital, of course, and because the Fund invests a substantial portion of its assets in common stocks and other securities which fluctuate in value, there is substantial risk of market decline. The Fund's Sub-Adviser seeks to minimize this risk through detailed analyses of financial markets and issuers of equity securities and through investment in a diversified portfolio of such securities.


  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 78%. The portfolio turnover rate for the Fund may vary greatly from year to year.


SELECT INCOME FUND

Investment Objective: The Select Income Fund seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.

Sub-Adviser: Standish, Ayer & Wood, Inc. ("SAW") serves as Sub-Adviser to the Select Income Fund. SAW was founded in 1933 to provide investment management services to high net worth individuals and institutions. As of December 31, 1996, total client assets exceeded $30 billion. SAW manages fixed-income portfolios for major corporate and governmental pension plans, financial institutions, and endowment and foundation funds. Through its affiliate, Standish International Investment Management Company, L.P., SAW offers international investment services. SAW is

                                                     __________________________
                                        19           Allmerica Investment Trust
an independent investment counseling firm owned by its twenty-two directors who are active with the firm. SAW is located at One Financial Center, Boston, Massachusetts 02111.

Investment Policies: Under normal circumstances, at least 65% of the Select Income Fund's assets, at the time of investment, will be invested in investment grade corporate debt securities and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Investment grade corporate debt securities are: (a) assigned a rating within the four highest grades (Baa/BBB or higher) by either Moody's or S&P, (b) equivalently rated by another nationally recognized statistical rating organization ("NRSRO"), or (c) unrated securities but determined by the Sub-Adviser to be of comparable quality. Securities rated in the fourth highest grade (rated Baa and BBB by Moody's and S&P, respectively) are considered to have some speculative characteristics. The Fund will not invest in debt securities rated below investment grade (Ba/BB or lower) by both Moody's and S&P. For more information concerning the rating categories of corporate debt securities and commercial paper, see the Appendix to the Prospectus. The types of securities in which the Fund invests are corporate debt obligations such as bonds, notes and debentures, and obligations convertible into common stock; "money market" instruments, such as bankers acceptances, or negotiable certificates of deposit issued by the 25 largest U.S. banks (in terms of deposits); commercial paper rated Prime-1 by Moody's or A-1 by S&P; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; asset-backed securities; mortgage-backed securities and stripped mortgage-backed securities. The Fund also may invest in U.S. dollar obligations of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, and U.S. dollar obligations of supranational entities such as the World Bank, European Investment Bank, and African Development Bank. For more information about asset-backed securities and mortgage-backed securities and stripped mortgage-backed securities, see "Certain Investment Strategies and Policies."

  The Fund's investments in corporate debt securities are not limited to any particular type of company or industry. The Fund will invest in corporate debt obligations primarily of companies having a market capitalization of more than $500 million at the time of investment.

  The Fund's dollar average weighted maturity and the mix of permitted portfolio securities as described above will vary from time to time depending, among other things, on current market and economic conditions and the comparative yields on instruments in different sectors, such as corporate and Treasuries, and with different maturities. The dollar average weighted maturity of the portfolio, excluding money market instruments, is expected to range between 5 and 20 years under normal market conditions. The Fund may invest up to 35% of its assets in money market instruments under normal conditions. Although the Fund does not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. The value of the Fund's portfolio securities generally will vary inversely with changes in prevailing interest rates, declining as interest rates rise and increasing as rates decline. The value will also be affected by other market and economic factors. There is the risk with corporate debt securities that the issuers may not be able to meet their obligations on interest and principal payments.


  The Fund may invest up to 15% of its assets in securities which are illiquid because they are subject to restriction on resale or for which market quotations are not readily available. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

  Obligations in which the Select Income Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

  For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

__________________________
Allmerica Investment Trust              20

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 108%. The portfolio turnover rate exceeded 100% due to the need to make significant changes in the structure of the portfolio's mortgage and corporate bond holdings. The portfolio turnover rate for the Fund may vary from year to year. A high portfolio turnover rate may result in greater brokerage costs to the Fund.


INVESTMENT GRADE INCOME FUND

Investment Objective: The Investment Grade Income Fund seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.

Sub-Adviser: AAM serves as Sub-Adviser to the Investment Grade Income Fund. See "Equity Index Fund" for more information about AAM.

Investment Policies: The Fund will invest its assets in the following money market instruments and debt securities.


Money Market Instruments:

     (a) Obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities;

     (b) Commercial paper rated Prime-1 by Moody's; or A-1 by S&P; or unrated, but determined by the Sub-Adviser to be of comparable quality;

     (c) Bankers acceptances or negotiable certificates of deposit issued by the 25 largest U.S. banks (in terms of deposits); and

     (d) Cash and cash equivalents.


Debt Securities:

    (a) Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

    (b) Debt securities which are rated Aaa, Aa, A, or Baa by Moody's; AAA, AA, A, or BBB by S&P; or unrated but determined by the Sub-Adviser to be of comparable quality;

    (c) Obligations (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

  The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

  The debt securities in which the Fund may invest are considered "investment grade" in that they generally are suitable for purchase by prudent investors. However, the lowest category of investment grade securities (rated Baa by Moody's or BBB by S&P) may have speculative characteristics, such that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case of debt securities with higher ratings. The portfolio of the Fund is managed actively by AAM, as Sub-Adviser, in order to anticipate events leading to price or ratings changes. If the rating of a security falls below investment grade, or an unrated security is deemed to have fallen below investment grade, AAM analyzes relevant economic and market data in making a determination of whether to retain or dispose of the investment. The performance of the securities in the portfolio is monitored continuously, and they are purchased and sold as conditions warrant and permit.

  The Fund may not invest in foreign securities other than obligations issued by the Government of Canada and political sub-divisions thereof.

                                                      __________________________
                                        21            Allmerica Investment Trust

  For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 108%. The portfolio turnover rate exceeded 100% due to mortgage rolls. The portfolio turnover rate for the Fund may vary greatly from year to year. A high portfolio turnover rate may result in greater brokerage costs to the Fund.

  See the Appendix to the Prospectus for an explanation of the ratings of Moody's and S&P.


GOVERNMENT BOND FUND

Investment Objective: The Government Bond Fund seeks high income, preservation of capital, and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") and in related options, futures, and repurchase agreements. Under normal conditions, at least 80% of the Fund's assets will be invested in U.S. Government securities.

Sub-Adviser: AAM serves as Sub-Adviser to the Government Bond Fund. See "Equity Index Fund" for more information about AAM.

Investment Policies: Some U.S. Government securities, such as Treasury bills, notes, and bonds, which differ only in their interest rates, maturities, and times of issuance, are supported by the full faith and credit of the United States. Other U.S. Government securities are supported by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality, or
(iii) only the credit of the instrumentality itself. No assurances can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. The Fund may invest in mortgage-backed government securities, including pass-through securities and participation certificates of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and the Federal National Mortgage Association ("Fannie Mae").

  The Government Bond Fund may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. The Fund also may invest in separately-traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program. The Fund may enter into repurchase agreements and, from time to time, may have temporary investments in short-term debt obligations (including certificates of deposit, bankers acceptances, and commercial paper) pending the making of other investments or for liquidity purposes.

  The Government Bond Fund may engage in several active management strategies, including the lending of portfolio securities, forward commitment purchases of securities, writing covered call and covered put options on U.S. Government securities, purchasing such call and put options, and entering into closing purchase and sale transactions. The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

  U.S. Government securities may be purchased or sold without regard to the length of time they have been held to attempt to take advantage of short-term differentials in yields, with the objective of seeking income while conserving capital. While short-term trading increases portfolio turnover, the Government Bond Fund incurs little or no brokerage costs for U.S. Government securities. For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 112%.


MONEY MARKET FUND

Investment Objective: The Money Market Fund seeks to obtain maximum current income consistent with preservation of capital and liquidity.

__________________________
Allmerica Investment Trust              22

Sub-Adviser: AAM serves as Sub-Adviser to the Money Market Fund. See "Equity Index Fund" for more information about AAM.

Investment Policies: The Fund seeks to achieve its objective by investing in the following high quality money market instruments:

     (a) Obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities;

     (b) Commercial paper which meets the ratings requirements as set forth in the paragraph below;

     (c) Obligations of banks or savings and loan associations (such as bankers acceptances and certificates of deposit, including dollar-denominated obligations of foreign branches of U.S. banks ("Eurodollars") and U.S. branches of foreign banks if such U.S. branches are subject to state banking requirements and Federal Reserve reporting requirements) which at the date of the investment have deposits of at least $1 billion as of their most recently published financial statements;

     (d) Repurchase agreements with respect to obligations described under (a) above (such obligations subject to repurchase agreement may bear maturities of more than one year). For more information concerning repurchase agreements, see "Certain Investment Strategies and Policies"); and

     (e)  Cash and cash equivalents.


  The Money Market Fund will not purchase any security unless (i) the security has received the highest or second highest quality rating by at least two NRSROs or by one NRSRO if only one has rated the security, or (ii) the security is unrated and in the opinion of AAM, as Sub-Adviser, in accordance with guidelines adopted by the Trustees, is of a quality comparable to one of the two highest ratings of an NRSRO. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, but the Trustees will evaluate whether the security continues to present minimal credit risks. See the Appendix for an explanation of NRSRO ratings.

  The Fund will limit its portfolio investments to securities with a remaining maturity of 397 days or less as of the time of purchase, in accordance with the Trustees' guidelines. The portfolio will be managed so as to maintain a dollar-weighted maturity of 90 days or less. In order to maximize the yield on its assets, the Fund intends to be as fully invested at all times as is reasonably practicable. There is always the risk that the issuer of an instrument may be unable to make payment upon maturity.


                         MANAGEMENT FEES AND EXPENSES


  Under its Management Agreement with the Trust, the Manager is obligated to perform certain administrative and management services for the Trust; furnishes to the Trust all necessary office space, facilities, and equipment; and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager. Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by the Trust, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"); other fees payable to the Securities and Exchange Commission; independent accountant, legal, and custodian fees; association membership dues; taxes; interest; insurance premiums; brokerage commissions; fees and expenses of the Trustees who are not affiliated with the Manager; expenses for proxies, prospectuses, and reports to shareholders; Fund recordkeeping expenses; and other expenses.

                                                     ___________________________
                                       23            Allmerica Investment Trust

  For the services to the Funds, the Manager receives fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below.


                   SELECT        SELECT CAPITAL     SMALL-MID CAP       SELECT
                 AGGRESSIVE        APPRECIATION         VALUE       INTERNATIONAL     SELECT GROWTH       GROWTH
                 GROWTH FUND           FUND             FUND          EQUITY FUND         FUND             FUND
                 -----------     --------------     -------------   -------------     -------------       ------
Manager Fee         1.00%             1.00%              (1)            1.00%             0.85%            (2)
                  EQUITY         SELECT GROWTH        SELECT         INVESTMENT        GOVERNMENT         MONEY
                   INDEX          AND INCOME          INCOME         GRADE INCOME         BOND            MARKET
                    FUND              FUND             FUND              FUND             FUND             FUND
                   ------         -------------       ------         ------------      ----------         ------
Manager Fee         (2)              0.75%             0.60%              (2)              0.50%            (2)


(1) The Manager's fee for the Small-Mid Cap Value Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:

         ASSETS                                         FEE RATE
         ------                                         --------
         First $100 Million ........................    1.00%
         Next  $150 Million ........................    0.85%
         Next  $250 Million ........................    0.80%
         Next  $250 Million ........................    0.75%
         Over  $750 Million ........................    0.70%


  The Manager voluntarily has agreed to limit its fees to an annual rate of 0.90% of average daily net assets until further notice.

(2) The Manager's fees for the Growth Fund, Equity Index Fund, Investment Grade Income Fund, and Money Market Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:

                                                               EQUITY       INVESTMENT        MONEY
                                                 GROWTH        INDEX       GRADE INCOME       MARKET
         ASSETS                                   FUND         FUND            FUND            FUND
         ------                                  -------       -------     ------------      -------
         First $50 Million...................    0.60%         0.35%          0.50%          0.35%
         Next $200 Million...................    0.50%         0.30%          0.35%          0.25%
         Over $250 Million...................    0.35%         0.25%          0.25%          0.20%

  The Manager is responsible for the payment of all fees to the Sub-Advisers. The Manager pays each Sub-Adviser fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below. In certain Funds, Sub-Adviser fees vary according to the level of assets in such Funds, which will reduce the fees paid by the Manager as Fund assets grow but will not reduce the operating expenses of such Funds.


                                      SELECT CAPITAL      SMALL-MID CAP       SELECT
                 SELECT AGGRESSIVE     APPRECIATION          VALUE         INTERNATIONAL    SELECT GROWTH    GROWTH
                    GROWTH FUND            FUND               FUND          EQUITY FUND         FUND          FUND
                 -----------------    --------------      -------------    -------------    -------------   --------
Sub-Adviser Fee         0.60%              (3)                (4)                 (5)            (6)            (7)
                    EQUITY         SELECT GROWTH        SELECT          INVESTMENT        GOVERNMENT        MONEY
                     INDEX           AND INCOME         INCOME         GRADE INCOME          BOND           MARKET
                     FUND               FUND             FUND              FUND              FUND            FUND
                    ------         -------------        ------         ------------       ----------        ------
Sub-Adviser Fee     0.10%               (8)              0.20%            0.20%              0.20%           0.10%


__________________________
Allmerica Investment Trust             24

 (3) For its services, JCC will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Capital Appreciation Fund, under the following schedule:

         ASSETS                                       RATE
         ------                                       -----
         First $100 Million .......................   0.60%
         Over $100 Million ........................   0.55%


(4) For its services, CRM will receive a fee computed daily at an annual rate based on the average daily net assets of the Small-Mid Cap Value Fund, under the following schedule:

         ASSETS                                       RATE
         ------                                       -----
         First $100 Million .......................   0.60%
         Next $150 Million ........................   0.50%
         Next $250 Million ........................   0.40%
         Next $250 Million ........................   0.375%
         Over $750 Million ........................   0.35%


(5) For its services, BIAM will receive a fee computed daily at an annual rate based on the average daily net assets of the Select International Equity Fund, under the following schedule:

         ASSETS                                       RATE
         ------                                       -----
         First $50 Million ........................   0.45%
         Next $50 Million .........................   0.40%
         Over $100 Million ........................   0.30%

 (6) For its services, Putnam will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth Fund, under the following schedule:

         ASSETS                                       RATE
         ------                                       -----
         First $50 Million ........................   0.50%
         Next $100 Million ........................   0.45%
         Next $100 Million ........................   0.35%
         Next $100 Million ........................   0.30%
         Over $350 Million ........................   0.25%

(7) For its services, MAS will receive a fee based on the aggregate assets of the Growth Fund and certain other accounts of the Manager and its affiliates which are managed by MAS, under the following schedule:

         ASSETS                                       RATE
         ------                                       -----
         First $50 Million ........................   0.50%
         $50 Million to $100 Million ..............   0.375%
         $100 Million to $500 Million .............   0.25%
         $500 Million to $850 Million .............   0.20%
         Over $850 Million ........................   0.15%

(8) For its services, JAL will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth and Income Fund, under the following schedule:

         ASSETS                                       RATE
         ------                                       -----
         First $100 Million .......................   0.40%
         Next $200 Million ........................   0.25%
         Over $300 Million ........................   0.30%

                                                      __________________________
                                       25             Allmerica Investment Trust

  For the fiscal year ended December 31, 1996, each Fund paid the Manager gross fees before reimbursement at a rate based on the Fund's average daily net assets, under the following schedule:

         FUND                                                RATE
         ------                                              -----
         Select Aggressive Growth Fund.....................  1.00%
         Select Capital Appreciation Fund..................  1.00%
         Small-Mid Cap Value Fund..........................  0.85%
         Select International Equity Fund..................  1.00%
         Select Growth Fund................................  0.85%
         Growth Fund.......................................  0.44%
         Equity Index Fund.................................  0.32%
         Select Growth and Income Fund.....................  0.75%
         Select Income Fund................................  0.60%
         Investment Grade Income Fund......................  0.40%
         Government Bond Fund..............................  0.50%
         Money Market Fund.................................  0.28%

  The following table shows voluntary expense limitations which the Manager has declared for each Fund and the operating expenses incurred for the fiscal year ended December 31, 1996 for each Fund:

                                                     PERCENTAGE OF AVERAGE DAILY ASSETS
                                                    ------------------------------------
                                                  VOLUNTARY EXPENSE              OPERATING
         FUND                                        LIMITATIONS                 EXPENSES+
         ----                                     -----------------              ---------
         Select Aggressive Growth Fund                    1.35%                    1.08%
         Select Capital Appreciation Fund                 1.35%                    1.13%
         Small-Mid Cap Value Fund                         1.25%                    0.95%
         Select International Equity Fund                 1.50%                    1.20%
         Select Growth Fund                               1.20%                    0.92%
         Growth Fund                                      1.20%                    0.48%
         Equity Index Fund                                0.60%                    0.46%
         Select Growth and Income Fund                    1.10%                    0.80%
         Select Income Fund                               1.00%                    0.74%
         Investment Grade Income Fund                     1.00%                    0.52%
         Government Bond Fund                             1.00%                    0.66%
         Money Market Fund                                0.60%                    0.34%


------------------------------------------
  +Including reductions such as directed brokerage credits. See "Brokerage
   Allocation - Directed Brokerage Program" in the SAI.


  The Manager will voluntarily reimburse its fees and any expenses above the expense limitations. The expense limitations are voluntary and may be removed at any time after a Fund's first fiscal year of operations without prior notice to existing shareholders. The Manager reserves the right to recover from a Fund any fees, within a current fiscal year period, which were reimbursed in that same year to the extent that total annual expenses did not exceed the applicable expense limitation. Non-recurring and extraordinary expenses generally are excluded in the determination of expense ratios of the Funds for purposes of determining any required expense reimbursement. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.

__________________________
Allmerica Investment Trust              26

                            FUND MANAGER INFORMATION

  The following individuals are primarily responsible for the day-to-day management of the particular Funds as indicated below:

  The following individuals have served as members of a committee of fund managers for the Select Aggressive Growth Fund since March 1994, with the exception of Mr. Nicholas who has served as a fund manager since the Fund's inception in August 1992:


  Arthur E. Nicholas, Partner and Chief Investment Officer at NACM, is the co-founder of NACM. Prior to NACM, Mr. Nicholas was Managing Director and Chief Investment Officer of Pacific Century Advisers. He was also associated with Security Pacific Bank for over two years and with San Diego Trust & Savings Bank for ten years.

  Lawrence S. Speidell is a Partner and Director of Global/Systematic Portfolio Management and Research at NACM. Prior to joining NACM in 1994, Mr. Speidell spent ten years with Batterymarch Financial Management. He was also Senior Vice President and Portfolio Manager at Putnam Management Company from 1971 to 1983.

  John J. Kane, Senior Portfolio Manager, U.S. Systematic at NACM, has twenty-eight years of economic/investment experience. Prior to joining NACM in 1994, Mr. Kane was employed by ARCO Investment Management Company and General Electric Company.

  Mark W. Stuckelman, Portfolio Manager, U.S. Systematic, joined NACM in 1995. Prior to joining NACM, he was employed for five years with Wells Fargo Bank's Investment Management Group, Fidelity Management Trust Co., and BARRA, Inc..


  The following individual has served as fund manager for the Select Capital Appreciation Fund since the Fund's inception in April 1995:

  James P. Goff joined JCC in 1988. He has managed the Janus Enterprise Fund since 1992 and co-managed the Janus Venture Fund from December 1993 to January 1997. Mr. Goff is a Chartered Financial Analyst.



   The following individuals have served as fund managers for the Small-Mid Cap Value Fund since January 1, 1997:

  Ronald H. McGlynn, Chief Executive Officer and President of Cramer Rosenthal, has been with Cramer Rosenthal since 1973 and CRM since its founding in 1995. He has 29 years of investment experience and serves as Co-Chief Investment Officer and Portfolio Manager.


  Jay B. Abramson, who is an Executive Vice President, Director of Research, and Co-Chief Investment Officer, has been with Cramer Rosenthal since 1985 and CRM since its founding in 1995 and has overall responsibility for investment research.


  The following portfolio managers are involved in the investment process utilized for the Select International Equity Fund:


  Christopher Reilly, Chief Investment Officer, joined Bank of Ireland in 1980 and has had overall responsibility for asset management since 1985. Previously, he worked in the United Kingdom in stockbrokering and investment management.

  Denis Donovan, Director-Portfolio Management, received an MBA from University College Dublin. Prior to joining Bank of Ireland in 1985, he spent more than thirteen years in the money market and foreign exchange operations of the Central Bank of Ireland, the Irish equivalent of the U.S. Federal Reserve. He has overall responsibility for the portfolio management function for all of BIAM's client base.

                                                      __________________________
                                       27             Allmerica Investment Trust

  John O'Callaghan is a graduate of Trinity College, Dublin and is a Chartered Financial Analyst. He joined Bank of Ireland in 1987.

  Peter Wood joined Bank of Ireland in 1985 after spending five years with another leading investment management firm. He is responsible for portfolio construction.

  The following individuals have served as members of a committee of fund managers for the SELECT GROWTH FUND since July 1, 1996:

  Carol C. McMullen, Managing Director, has been an investment professional with Putnam since 1995. Prior to 1995, Ms. McMullen was Senior Vice President of Baring Asset Management.

  Beth Cotner, Senior Vice President, has been with Putnam since 1995. Prior to 1995, Ms. Cotner was Executive Vice President at Kemper Financial Services.

  Manual Weiss, Senior Vice President, has been an investment professional with Putnam since 1987.

   The following individuals serve as members of a committee of fund managers for the GROWTH FUND:

  Gary G. Schlarbaum, Equity Portfolio Manager, joined MAS in 1987 and has served on the committee since 1993. Prior to 1987, Mr. Schlarbaum was employed by First Chicago Investment Advisors from 1984 to 1987. Prior to First Chicago, Mr. Schlarbaum held teaching positions at Purdue University and the University of Pennsylvania.

  Arden C. Armstrong, Partner at MAS, joined the firm in 1985. Prior to joining MAS, Mr. Armstrong was employed by Evans Economics, Inc. He is a Chartered Financial Analyst.

  Nicholas Kovich, Equity Portfolio Manager, joined MAS in 1988 and has served on the committee since the Fund's inception in April 1988. Prior to MAS, Mr. Kovich was employed by Waddell & Reed Asset Management Company from 1982 to 1988 as an Investment Research Analyst and as Assistant Vice President and Portfolio Manager.


  Robert J. Marcin is a partner at MAS. Prior to joining MAS in 1988, Mr. Marcin was an Account Executive at Smith Barney Harris Upham and Company, Inc. He is also a Chartered Financial Analyst.

  Kurt A. Feuerman, Managing Director, joined MAS in 1994. Prior to joining MAS, Mr. Feuerman was a Managing Director at Morgan Stanley Asset Management. Mr. Feuerman was also employed by Morgan Stanley & Company from 1990 to 1992.


  James J. Jolinger, Equity Portfolio Manager, joined MAS in 1994 and has served on the committee since 1997. Prior to 1994, Mr. Jolinger was employed by Oppenheimer Capital as an Equity Analyst from 1987 to 1994.

  The following individuals have served as members of a committee of fund managers for the SELECT GROWTH AND INCOME FUND since September 1994:

  John A. Levin, President, has been with JAL since 1982 and has thirty-two years of investment experience.

__________________________
Allmerica Investment Trust              28

  Melody L. Prenner Sarnell, Executive Vice President, has been with JAL since 1984. Prior to joining JAL, Ms. Sarnell was employed by John M. Blewer, Inc.

  Jeffrey A. Kigner, Executive Vice President, has been with JAL since 1984. Prior to 1984, Mr. Kigner was employed by Cralin & Co.


  The following individuals have served as members of a committee of fund managers for the SELECT INCOME FUND since the Fund's inception in August 1992:

  Edward H. Ladd, Chairman and Managing Director, joined SAW in 1962 and is the firm's economist. He also assists clients in establishing investment strategies. Mr. Ladd is a Director of the Federal Reserve Bank of Boston, New England Electric System, Greylock Management, and Harvard Management Corporation and a member of SAW's Executive Committee.

  George W. Noyes, President and Managing Director, joined SAW in 1970 and directs bond policy formulation and manages institutional bond portfolios at SAW. Mr. Noyes is Vice Chairman of the ICFA Research Foundation and serves on SAW's Executive Committee.

  Dolores S. Driscoll, Managing Director, joined SAW in 1974 and manages fixed-income portfolios with specific emphasis on mortgage pass-throughs and original issue discount bonds. Ms. Driscoll also serves on SAW's Executive Committee.

  Richard C. Doll, Manager, joined SAW in 1984 and is a portfolio manager with research responsibilities in convertible bonds. Prior to joining SAW, Mr. Doll was a Vice President with the Bank of New England.

  Maria D. Furman, Vice President and Director, joined SAW in 1976. She is head of the tax-exempt area and manages insurance and pension fund accounts. Ms. Furman currently serves on SAW's Executive Committee.

   The following individual has served as fund manager for the INVESTMENT GRADE BOND FUND since May 1994:

  Lisa M. Coleman, Vice President of AAM, was a Deputy Manager/Portfolio Manager in the global fixed income area for Brown Brothers Harriman & Company in New York prior to joining AAM in May 1994.

   The following individual has served as fund manager for the GOVERNMENT BOND FUND since May 1995:

  Richard J. Litchfield, Assistant Vice President of AAM, was a mortgage-backed securities analyst and trader at Keystone Investments, Inc. prior to joining AAM in May 1995.

  The following individual has served as fund manager for the EQUITY INDEX FUND and MONEY MARKET FUND since March 1995:

   John C. Donohue, Assistant Vice President of AAM, was a portfolio manager at CS First Boston Investment Management prior to joining AAM in 1995.


                            HOW ARE SHARES VALUED?

  The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open for trading.

  Equity securities are valued on the basis of their market value if market quotations are readily available. In other cases, they are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be performed by persons acting pursuant to the direction of the Trustees. Debt securities (other than short-term

                                                      __________________________
                                       29             Allmerica Investment Trust
obligations) normally are valued on the basis of valuations formulated by a pricing service which utilizes data processing methods to determine valuations for normal, institutional-size trading units of such securities. Such methods include the use of market transactions for comparable securities and various relationships between securities which generally are recognized by institutional traders. All securities of the Money Market Fund are valued at amortized cost. Debt obligations in the other Funds having a remaining maturity of 60 days or less are valued at amortized cost when it is determined that amortized cost approximates fair value. Short-term obligations of the other Funds having a remaining maturity of more than 60 days are marked to market based upon readily available market quotations for such obligations or similar securities.

  Unlike the Money Market Fund which attempts to maintain a stable net asset value, the net asset value of the other Funds will fluctuate.


                    TAXES AND DISTRIBUTIONS TO SHAREHOLDERS


  It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies so that the Trust will not be subject to federal income tax on any net income and any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Dividends out of net investment income will be declared and paid quarterly in the case of the Growth Fund, Equity Index Fund, Select Growth and Income Fund, Select Income Fund, Investment Grade Income Fund, and Government Bond Fund; annually in the case of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Small-Mid Cap Value Fund, Select International Equity Fund, and Select Growth Fund; and daily in the case of the Money Market Fund. Distributions of net capital gains for the year, if any, are made annually. All dividends and capital gain distributions are applied to purchase additional Fund shares at net asset value as of the payment date. Fund shares are held by the Separate Accounts and any distributions are reinvested automatically by the Separate Accounts. Tax consequences to investors in the Separate Accounts which are invested in the Trust are described in the prospectuses for such Accounts.
                         SALE AND REDEMPTION OF SHARES

  Shares of the Funds are sold in a continuous offering and currently may be purchased only by Separate Accounts of First Allmerica or its subsidiaries. The Separate Accounts are the funding mechanisms for variable annuity contracts. The Separate Accounts invest in shares of one or more of the Funds. Shares of each Fund are sold at their net asset value as next computed after receipt of the purchase order without the addition of any selling commission or "sales load." The Distributor, Allmerica Investments, Inc., at its expense, may provide promotional incentives to dealers that sell variable annuity contracts for which the Funds serve as investment vehicles.


  Shares of the Trust are also currently being issued under separate prospectuses to Separate Accounts of Allmerica Financial Life, First Allmerica, and subsidiaries of First Allmerica which issue variable or group annuity policies or variable premium life insurance policies ("mixed funding"). Although neither Allmerica Financial Life nor the Trust currently foresees any disadvantage, it is conceivable that in the future such mixed funding may be disadvantageous for variable or group annuity policyowners or variable premium life insurance policyowners ("Policyowners"). The Trustees of the Trust intend to monitor events in order to identify any conflicts that may arise between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable annuity and variable premium life separate accounts, Allmerica Financial Life would pay the attendant expenses.

  The Trust redeems shares of each Fund at its net asset value as next computed after receipt of the request for redemption. The redemption price may be more or less than the shareholder's cost. No fee is charged by the Trust on redemption. The variable contracts funded through the Separate Accounts are sold subject to certain fees and charges which may include sales and redemption charges as described in the Prospectuses for such Separate Accounts.

__________________________
Allmerica Investment Trust              30

  Redemption payments will be paid within seven days after receipt of the written request therefor by the Trust, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.


                        HOW IS PERFORMANCE DETERMINED?

  A Fund's performance may be quoted in advertising. A Fund's performance may be compared with the performance of other investments or relevant indices. All performance information is based on historical results and is not intended to indicate future performance.

  For Funds other than the Money Market Fund, "yield" is calculated by dividing a Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. For the Money Market Fund, "yield" represents an annualization of the change in value of an investment (excluding any capital changes) in the Fund for a specific seven-day period; "effective yield" compounds that yield for a year and is, for that reason, greater than the Fund's yield.

  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming all dividends and capital gain distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical, annually-compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's return, they are not the same as actual year-by-year results.

  YIELDS AND TOTAL RETURNS QUOTED FOR THE FUNDS INCLUDE THE EFFECT OF DEDUCTING THE FUNDS' EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO A PARTICULAR INSURANCE PRODUCT. SINCE SHARES OF THE FUNDS CAN BE PURCHASED ONLY THROUGH A VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE CONTRACT, YOU SHOULD REVIEW CAREFULLY THE PROSPECTUS FOR THE SEPARATE ACCOUNTS FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. INCLUDING THESE CHARGES IN THE QUOTATIONS OF THE FUNDS' YIELDS AND TOTAL RETURNS WOULD HAVE THE EFFECT OF DECREASING PERFORMANCE. PERFORMANCE INFORMATION FOR THE FUNDS MUST ALWAYS BE ACCOMPANIED BY, AND BE REVIEWED WITH, PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNTS WHICH INVEST IN THE FUNDS.


                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreementand Declaration of Trust dated October 11, 1984 (the "Trust Declaration"). A copy of the Trust Declaration is on file with the Secretary of the Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest which may be divided into an unlimited number of series of such shares, and which are divided presently into twelve series of shares, one series underlying each Fund. The Trust's shares are entitled to one vote per share (with proportional voting for fractional shares). The rights accompanying Fund shares are vested legally in the Separate Accounts. As a matter of policy, however, holders of variable premium life insurance or variable annuity contracts funded through the Separate Accounts have the right to instruct the Separate Accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants in the Separate Accounts are set forth more fully in the prospectuses or offering circular relating to those Accounts. See "Organization of the Trust" in the SAI for the definition of a "majority vote" of shareholders.

  The Trust is not required to hold annual meetings of shareholders. The Trustees or shareholders holding at least 10% of the outstanding shares may call special meetings of shareholders.

                                                      __________________________
                                       31             Allmerica Investment Trust

FUND RECORDKEEPING AGENT

  FDISG, a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share and maintains general accounting records for each Fund. FDISG is entitled to receive an annual Fund recordkeeping fee based on Fund assets and certain out-of-pocket expenses.


CUSTODIAN


  Bankers Trust Company, 130 Liberty Street, New York, New York 10006, is the Custodian of the investment securities and other assets of the Trust.


                            INVESTMENT RESTRICTIONS

  The following is a description of certain investment restrictions which are fundamental and may not be changed with respect to a Fund without shareholder approval. For a description of certain other investment restrictions, reference should be made to the SAI.


1. No Fund will concentrate its investments in particular industries, including debt obligations of supranational entities and foreign governments, but a Fund may invest up to 25% of the value of its total assets in a particular industry. The restriction does not apply to investments in obligations issued or guaranteed by the United States of America, its agencies or instrumentalities, or to investments by the Money Market Fund in securities issued or guaranteed by domestic branches of U.S. banks.

2. As to 75% of the value of its total assets (100% for the Money Market Fund), no Fund will invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by or guaranteed as to principal or interest by the United States Government or any agency or instrumentality thereof) or acquire more than 10% of the voting securities of any issuer. The remaining 25% of assets (other than for the Money Market Fund) may be invested in the securities of one or more issuers without regard to such limitations.

  These limitations apply as of the time of purchase. If through market action the percentage limitations are exceeded, the Fund will not be required to reduce the amount of its holdings in such investments.


                  CERTAIN INVESTMENT STRATEGIES AND POLICIES

REPURCHASE AGREEMENTS (APPLICABLE TO ALL FUNDS) AND REVERSE REPURCHASE AGREEMENTS (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND)


  Each Fund may invest in repurchase agreements, under which the Fund acquires ownership of a security (ordinarily U.S. Government securities) but the seller agrees at the time of sale to purchase the security at a mutually agreed upon time and price. Should any seller of a repurchase agreement fail to repurchase the underlying security, or should any seller become insolvent or involved in a bankruptcy proceeding, a Fund could incur disposition costs and losses. Repurchase agreements maturing in more than seven days are subject to the 15% limit (10% for the Money Market Fund) on illiquid securities.


  When the Select Capital Appreciation Fund invests in a reverse repurchase agreement, it sells a security to another party such as a banker or broker-dealer in return for cash and agrees to buy the security back at a future date and price. Reverse repurchase agreement transactions can be considered a form of borrowing by the Fund. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as treasury bills and notes.

__________________________
Allmerica Investment Trust              32

"WHEN-ISSUED" SECURITIES (APPLICABLE TO ALL FUNDS)

  Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery and payment normally take place 15 to 45 days after the commitment to purchase. No income accrues on when-issued securities prior to delivery. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed resulting in a decline in the market value of the security. There is also the risk that under some circumstances the purchase of when-issued securities may act to leverage the Fund.


LENDING OF SECURITIES (APPLICABLE TO ALL FUNDS)

  For the purpose of realizing additional income, the Funds may lend portfolio securities to broker-dealers or financial institutions amounting to not more than 30% of their respective total assets taken at current value. While any such loan is outstanding, a Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. Each Fund will have the right to call each loan and obtain the securities. Lending portfolio securities involves certain risks, including possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made in accordance with guidelines established by the Board of Trustees.


FOREIGN SECURITIES (APPLICABLE TO EACH FUND EXCEPT THE INVESTMENT GRADE INCOME FUND, GOVERNMENT BOND FUND, AND MONEY MARKET FUND)

  Investments in foreign markets involve substantial risks typically not associated with investing in the U.S. which should be considered carefully by the investor. Such risks may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potentially adverse changes in tax and exchange control regulations, and the potential for restrictions on the flow of international capital. Foreign securities also involve currency risks. Accordingly, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund, depending on the extent of the Fund's foreign investments. Some foreign securities exchanges may not be as developed or efficient as those in the U.S. and securities traded on foreign securities exchanges generally are subject to greater price volatility. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets. Investments in emerging countries involve exposure to economic structures that are generally less diverse and mature than in the U.S., and to political systems which may be less stable. In addition, securities of issuers located in emerging countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.


  The Funds may buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts and options thereon and, in addition, the Select Capital Appreciation Fund may invest in foreign currency forward contracts. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain which might result should the value of the currency increase. Such instruments will be used primarily to protect a Fund from adverse currency movements; however, they also involve the risk that anticipated currency movements will not be accurately predicted, thus adversely affecting a Fund's total return. See "Options and Futures Transactions."

  The Funds' investments may include ADRs. For many foreign securities, there are U.S. dollar-denominated ADRs which are traded in the United States on exchanges or over the counter. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. An ADR may be sponsored by the issuer of the underlying foreign security, or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges. Each Fund may invest in both sponsored and unsponsored ADRs. The Select International Equity Fund and the Select Capital Appreciation Fund also may utilize EDRs, which are designed for use in European securities markets, and also may invest in GDRs.

                                                      __________________________
                                       33             Allmerica Investment Trust

  Obligations in which the Select Income Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

  The Investment Grade Income Fund may not invest in foreign securities other than obligations issued by the Government of Canada and political subdivisions thereof.


OPTIONS AND FUTURES TRANSACTIONS (APPLICABLE TO EACH FUND EXCEPT THE SMALL-MID CAP VALUE FUND AND MONEY MARKET FUND) AND FORWARD CONTRACTS AND SWAPS (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND)

  Through the writing and purchase of put and call options on its securities, financial indices, and foreign currencies, and the purchase and sale of futures contracts and related options with respect to securities, financial indices, and (in the case of the Select Capital Appreciation Fund) foreign currencies in which it may invest, each Fund except the Small-Mid Cap Value Fund and Money Market Fund at times may seek to hedge against fluctuations in net asset value. Each Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above.

  Additionally, the Select Capital Appreciation Fund may invest in forward contracts and swaps which may expose the Fund to additional investment risks and transaction costs.

  Risks inherent in the use of futures, options, forward contracts and swaps ("derivative instruments") include (1) the risk that interest rates, securities prices, and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates, or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

  The Funds will purchase futures and options only on exchanges or boards of trade when there appears to be an active secondary market, but there can be no assurance that a liquid secondary market will exist for any future or option at any particular time.

  In connection with transactions in futures and related options, the Funds will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the futures contract.

  A more detailed explanation of futures, options, and other derivative instruments, and the risks associated with them, is included in the SAI.


RESTRICTED SECURITIES (APPLICABLE TO THE SELECT AGGRESSIVE GROWTH FUND, SELECT CAPITAL APPRECIATION FUND, SMALL-MID CAP VALUE FUND, SELECT INTERNATIONAL EQUITY FUND, SELECT GROWTH FUND, SELECT GROWTH AND INCOME FUND AND SELECT INCOME
FUND)

  The Funds also may purchase fixed-income securities that are not registered under the 1933 Act ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, each Fund will not invest more than 15% of its assets in restricted securities (as defined in its investment restrictions)

__________________________
Allmerica Investment Trust              34
unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be responsible ultimately for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will monitor carefully a Fund's investments in securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. As a result, a Fund might not be able to sell these securities when its Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment at times may play a greater role in valuing these securities than in the case of unrestricted securities.

INVESTMENTS IN MONEY MARKET SECURITIES (APPLICABLE TO ALL FUNDS)

  Any Fund may hold at least a portion of its assets in cash equivalents or money market instruments. There is always the risk that the issuer of a money market instrument may be unable to make payment upon maturity.

  The Money Market Fund may hold uninvested cash reserves pending investment during temporary, defensive periods or if, in the opinion of the Sub-Adviser, suitable securities are not available for investment. Securities in which the Money Market Fund may invest may not earn as high a level of current income as long-term, lower quality securities which, however, generally have less liquidity, greater market risk, and more fluctuation in market value.

  Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Select Capital Appreciation Fund and other funds advised by JCC may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

HIGH YIELD SECURITIES (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND, SELECT GROWTH FUND, AND SELECT GROWTH AND INCOME FUND)

  Corporate debt securities purchased by the Select Capital Appreciation Fund, the Select Growth Fund, and the Select Growth and Income Fund will be rated at the time of purchase B or better by Moody's or S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality under the guidelines established for the Funds. The Select Growth Fund and the Select Growth and Income Fund may not invest more than 15% of their assets and the Select Capital Appreciation Fund may not invest more than 35% of its assets at the time of investment in securities rated below Baa by Moody's or BBB by S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality. Securities rated B by Moody's or S&P (or equivalently by another NRSRO) are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal and will generally involve more credit risk than securities in the higher rating categories.

  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities, commonly known as "high yield" securities or "junk bonds," and of the asset value of the Select Capital Appreciation Fund, the Select Growth Fund, and the Select Growth and Income Fund. Many issuers of high yield corporate debt securities are leveraged substantially at times, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress.


  The lack of a liquid secondary market in certain lower-rated securities may have an adverse impact on their market price and the ability of a Fund to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the credit-worthiness of the issuer. In addition, a

                                                      __________________________
                                       35             Allmerica Investment Trust
less liquid market may interfere with the ability of a Fund to value accurately high yield securities and, consequently, value a Fund's assets. Furthermore, adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. It is reasonable to expect any recession to disrupt severely the market for high yield fixed-income securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

  The Funds also may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments generally is rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-Adviser may treat such securities as unrated debt. Unrated debt securities and securities with different ratings from more than one agency will be included in the 15% and 35% limits of the Funds as stated above, unless such Fund's Sub-Adviser deems such securities to be the equivalent of investment grade securities. See the Appendix for a description of the bond ratings.

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES (APPLICABLE TO THE SELECT INCOME FUND, INVESTMENT GRADE INCOME FUND, AND GOVERNMENT BOND FUND)

  The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rate and prepayment rate scenarios, the Funds may fail to recoup fully their investment in asset-backed securities. The Investment Grade Income Fund and Government Bond Fund will not invest more than 20% of its total assets in asset-backed securities. The Select Income Fund will not invest more than 10% of its total assets in asset-backed securities.

  The Funds also may invest in mortgage-backed securities which are debt obligations secured by real estate loans and pools of loans on single family homes, multi-family homes, mobile homes, and in some cases, commercial properties. The Funds may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency such as Ginnie Mae, Fannie Mae, and Freddie Mac.

  Mortgage-backed securities are in most cases "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yields of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages that underlie securities purchased at a premium could result in losses.

  The Funds also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac, and Ginnie Mae, including guaranteed collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates, when consistent with the Funds' investment objective, policies, and limitations. A CMO is a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payment on under-

__________________________
Allmerica Investment Trust              36
lying collateral to different series or classes of obligations. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

  CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, and Ginnie Mae are types of multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds currently do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac, or Ginnie Mae guaranteed mortgage pass-through certificates. The obligations of Fannie Mae, Freddie Mac, or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac, or Ginnie Mae, respectively.

  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available otherwise.

  For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

  Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes). This Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

  REMIC Certificates issued by Fannie Mae, Freddie Mac, and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. There can be no assurance that the United States Government will continue to provide financial support to Fannie Mae, Freddie Mac, or Ginnie Mae in the future.

STRIPPED MORTGAGE-BACKED SECURITIES (APPLICABLE TO THE SELECT INCOME FUND, INVESTMENT GRADE INCOME FUND, AND GOVERNMENT BOND FUND)

  The Funds may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

  SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on a IO class is extremely sensitive to the rate of principal payments (including prepayment on the related underlying mortgage assets), and a rapid rate of principal payments may have a material, adverse effect on a portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup fully their initial investment in these securities even if the security is in one of the highest rating categories. Certain SMBS may be deemed "illiquid" and subject to the Funds' limitations on investment in illiquid securities. The market value of the PO class generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets generally are higher than

                                                      __________________________
                                       37             Allmerica Investment Trust
prevailing market yields in other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be recouped fully. The Sub-Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

HEDGING TECHNIQUES AND INVESTMENT PRACTICES (APPLICABLE TO THE SELECT CAPITAL APPRECIATION FUND AND SELECT INTERNATIONAL EQUITY FUND)

  The Select International Equity Fund and the Select Capital Appreciation Fund may employ certain strategies in order to manage exchange rate risks. For example, the Funds may hedge some or all of their investments denominated in a foreign currency against a decline in the value of that currency. The Funds may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options on futures contracts with respect to such currency ("position hedge"). The Funds also could hedge that position by selling a second currency that is expected to perform similarly to the currency in which portfolio investments are denominated for U.S. dollars ("proxy hedge"). The Funds also may enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if their Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). As an operational policy, the Funds will not commit more than 10% of their assets to the consummation of cross-hedge contracts and either will cover currency hedging transactions with liquid portfolio securities denominated in or whose value is tied to the applicable currency or segregate liquid assets in the amount of such commitments. In addition, when the Funds anticipate repurchasing securities denominated in a particular currency, the Funds may enter into a forward contract to purchase such currency in exchange for the dollar or another currency ("anticipatory hedge").

  These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may have an adverse impact on a Fund's performance if its Sub-Adviser's projection of future exchange rates is inaccurate.

__________________________
Allmerica Investment Trust              38

                                   APPENDIX

  Descriptions of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") commercial paper and bond ratings:

COMMERCIAL PAPER RATINGS

  MOODY'S EMPLOYS THREE DESIGNATIONS, ALL JUDGED TO BE INVESTMENT GRADE, TO INDICATE THE RELATIVE REPAYMENT CAPACITY OF RATED ISSUERS. THE TWO HIGHEST DESIGNATIONS ARE AS FOLLOWS:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.


       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject more to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P COMMERCIAL PAPER RATINGS ARE GRADED INTO SEVERAL CATEGORIES, RANGING FROM "A-1" FOR THE HIGHEST QUALITY OBLIGATIONS TO "D" FOR THE LOWEST. THE TWO HIGHEST RATING CATEGORIES ARE DESCRIBED AS FOLLOWS:

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

      A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL OBLIGATIONS

  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in the short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the long run. Symbols used will be as follows:

         MIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                                      __________________________
                                      39              Allmerica Investment Trust

  A short-term rating also may be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event that demand is not met. VMIG-1 and VMIG-2 ratings carry the same definitions as MIG-1 and MIG-2, respectively.

DESCRIPTION OF MOODY'S BOND RATINGS

  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are known generally as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


  A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

  Baa - Bonds that are rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

  Those bonds within the Aa, A, Baa, Ba, and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

DESCRIPTION OF S&P'S DEBT RATINGS

  AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

  A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Where as it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are

__________________________
Allmerica Investment Trust              40
  more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                                      __________________________
                                       41             Allmerica Investment Trust

                          ALLMERICA INVESTMENT TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

 THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS OF ALLMERICA INVESTMENT TRUST DATED MAY 1, 1997. THE APPLICABLE PROSPECTUS MAY BE OBTAINED FROM ALLMERICA INVESTMENT TRUST, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653,
(508) 855-1000.


                              DATED: MAY 1, 1997








                                                      --------------------------
                                                      Allmerica Investment Trust

                               TABLE OF CONTENTS

GENERAL INFORMATION .....................................................    3
INVESTMENT OBJECTIVES AND POLICIES ......................................    3
INVESTMENT RESTRICTIONS .................................................    5
INVESTMENT TECHNIQUES ...................................................    6
PORTFOLIO TURNOVER ......................................................   15
PERFORMANCE .............................................................   15
MANAGEMENT OF ALLMERICA INVESTMENT TRUST ................................   19
CONTROL PERSON AND PRINCIPAL HOLDER OF SECURITIES .......................   20
INVESTMENT MANAGEMENT AND OTHER SERVICES ................................   21
BROKERAGE ALLOCATION ....................................................   24
PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED ...........   25
ORGANIZATION OF THE TRUST ...............................................   26
FINANCIAL STATEMENTS ....................................................   27

--------------------------
Allmerica Investment Trust             2

                              GENERAL INFORMATION

     Allmerica Investment Trust (the "Trust") is an open-end, diversified series investment company designed to provide the underlying investment vehicle for various separate investment accounts established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), an indirect, wholly-owned subsidiary of First Allmerica. Shares of the Trust are not offered to the general public but solely to such separate investment accounts ("Separate Accounts").

     The Trust is a Massachusetts business trust established on October 11, 1984. It currently is comprised of twelve different portfolios: Select Aggressive Growth Fund, Select Capital Appreciation Fund, Small-Mid Cap Value Fund (formerly known as Small Cap Value Fund), Select International Equity Fund, Select Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Select Income Fund, Investment Grade Income Fund, Government Bond Fund, and Money Market Fund (each, a "Fund"). Not all of the Funds are offered to each Separate Account. The Trustees may create additional funds in the future.

                      INVESTMENT OBJECTIVES AND POLICIES

Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

Select Capital Appreciation Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

Small-Mid Cap Value Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S.companies.

Select Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

Growth Fund seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current income, if any, is incidental to this objective.

Equity Index Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States.

Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

Select Income Fund seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.

Investment Grade Income Fund seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.

Government Bond Fund seeks high income, preservation of capital, and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") and in related options, futures, and repurchase agreements. Under normal conditions, at least 80% of the Fund's assets will be invested in U.S. Government securities.

Money Market Fund seeks to obtain maximum current income consistent with preservation of capital and liquidity.


                                                      --------------------------
                                       3              Allmerica investment Trust

  A Fund's investment objective and its policies as listed above as well as those identified in the Prospectus as fundamental may not be changed without the approval of a majority in interest of the shareholders of that Fund. Except where otherwise noted, other investment policies and techniques of the Funds are not deemed fundamental and may be changed by the Trustees. There is no assurance that a Fund's investment objective will be realized.

  For a description of the types of investments each Fund may acquire and certain investment techniques it may utilize, see "Investment Objectives and Policies" in the appropriate Prospectus for the underlying Funds of the applicable Separate Account.

More Information about the Equity Index Fund

  The Equity Index Fund will attempt to replicate the investment results of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") while minimizing transactional costs and other expenses. Stocks in the S&P 500 are ranked in accordance with their statistical weighting from highest to lowest. The method used to select investments for the Equity Index Fund involves investing in common stocks in approximately the order of their weighting in the S&P 500, beginning with those having the highest weighting. In addition, the Equity Index Fund purchases stocks with smaller weighting in order to represent other sectors of the S&P 500 for diversification purposes.

  The Equity Index Fund will invest only in those stocks, and in such amounts, as its investment adviser determines to be necessary or appropriate for the Equity Index Fund to approximate the S&P 500. As the size of the Equity Index Fund increases, the Equity Index Fund may purchase a larger number of stocks included in the S&P 500, and the percentage of its assets invested in most stocks included in the S&P 500 will approach the percentage that each such stock represents in the S&P 500. However, there is no minimum or maximum number of stocks included in the S&P 500 which the Equity Index Fund will hold. Under normal circumstances, it is expected that the Equity Index Fund will hold between 300 and 475 different stocks included in the S&P 500. The Equity Index Fund may compensate for the omission of a stock that is included in the S&P 500, or for purchasing stocks in other than the same proportions that they are represented in the S&P 500, by purchasing stocks which are believed to have characteristics which correspond to those of the omitted stocks.

  The Equity Index Fund may invest in short-term debt securities to maintain liquidity or pending investment in stocks. Such investments will not be made for defensive purposes or in anticipation of a general decline in the market price of stocks in which the Equity Index Fund invests; investors in the Equity Index Fund bear the risk of general declines in the stock markets. The Equity Index Fund also may take advantage of tender offers, resulting in higher returns than are reflected in the performance of the S&P 500. In addition, the Equity Index Fund may hold warrants, preferred stocks, and debt securities, whether or not convertible into common stock or with rights attached, if acquired as a result of in-kind dividend distributions, mergers, acquisitions, or other corporate activity involving the common stocks held by the Equity Index Fund. Such investment transactions and securities holdings may result in positive or negative tracking error.

  Although it does not intend presently to do so, the Equity Index Fund at some time in the future may purchase or sell futures contracts on stocks indexes for hedging purposes and in order to achieve a fully invested position while maintaining sufficient liquidity to meet possible net redemptions. The effectiveness of a strategy of investing in stock index futures contracts will depend upon the continued availability of futures contracts based on the S&P 500 or which tend to move together with stocks included in the S&P 500. The Equity Index Fund would not enter into futures contacts on stock indexes for speculative purposes.

  Standard & Poor's Corporation is not in any way affiliated with the Equity Index Fund or the Trust. "Standard & Poor's," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's Corporation.

More Information about the Government Bond Fund

  The Government Bond Fund will invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and options and futures thereon, as described in the Prospectus. The securities in which the Government Bond Fund may invest include, but are not limited to, U.S. Treasury bills, notes, and bonds, and obligations of the following: Banks for Cooperatives, the Commodity Credit Corporation, the Federal Deposit Insurance Corporation, Federal Farm Credit Banks, the Federal Financing Bank, Federal National Mortgage Association, the General Insurance Fund, Government National Mortgage Association, Government Services Administration (GSA Public Building Trust Participation Certificates), the Production Credit Association, the Student Loan Marketing Association, the Tennessee Valley Authority, and the U.S. Postal Service.

--------------------------
Allmerica Investment Trust              4

     The Government Bond Fund may invest in mortgage-backed securities (including pass-through securities) and participation certificates) of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and the Federal National Mortgage Association ("Fannie Mae").

     Ginnie Mae certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. The mortgage loans are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. After approval of the pool by Ginnie Mae, certificates in the pool are offered to investors by securities dealers. Once the pool has been approved by Ginnie Mae, the timely payment of interest and principal on the certificates is guaranteed by the full faith and credit of the U.S. Government. The certificates are "pass through" securities because a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the Fund.

     Freddie Mac, a corporate instrumentality of the U.S. Government created by Congress to increase the availability of mortgage credit for residential housing, issues participation certificates representing undivided interests in Freddie Mac's mortgage portfolio. While Freddie Mac guarantees the timely payment of interest and ultimate collection of the principal of its participation certificates, the participation certificates are not backed by the full faith and credit of the U.S. Government. The "pass-through" characteristics of Freddie Mac participation certificates are similar to Ginnie Mae certificates, but Freddie Mac certificates differ from Ginnie Mae certificates in that Freddie Mac mortgages are primarily conventional residential mortgages rather than mortgages issued or guaranteed by a federal agency or instrumentality.

     Fannie Mae is a federally chartered corporation owned by private stockholders. Fannie Mae purchases both conventional and federally insured or guaranteed residential mortgages form various entities, and packages pools of such mortgages in the form of pass-through certificates. Fannie Mae guarantees the timely payment of principal and interest. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations, but the certificates are not backed by the full faith and credit of the U.S. Government.

     The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages, which may affect their effective yield. When the Government Bond Fund receives the monthly "pass-through" payments (which may include unscheduled prepayments of principal) it may be able to invest the payments only at a lower rate of interest. During periods of declining interest rates, such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation than conventional bonds with comparable stated maturities.

                            INVESTMENT RESTRICTIONS

     The following is a description of certain restrictions on investments of the Funds (in addition to those described in the Prospectus). The investment restrictions numbered 1 through 7 are fundamental and may not be changed without the approval of a majority in interest of the shareholders of that Fund. The other investment restrictions are not deemed fundamental and may be changed by the Trustees. The following investment restrictions apply to each Fund, except as noted:

          1. The Fund will not issue "senior securities" as defined in Section 18(g) of the Investment Company Act of 1940.

          2. The fund will not borrow money, except for temporary purposes where the aggregate amount borrowed does not exceed 5% of the value of the Fund's total assets at the time such borrowing is made. In general, a borrowing shall be regarded as being for temporary purposes if it is repaid within 60 days and is not extended or renewed.

          3. The Fund will not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund (except for the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Small-Mid Cap Value Fund, Select International Equity Fund, Select Growth Fund, Select Growth and Income Fund, and Select Income Fund) will not invest in securities which are restricted as to disposition under federal securities laws.

          4. The Fund will not buy or sell real estate or interest in real estate, although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate.

                                                      --------------------------
                                       5              Allmerica Investment Trust

     5. The Fund will not engage in the purchase and sale of commodities or commodity contracts, except financial futures (including securities index futures) contracts and related options and in the case of the Select Capital Appreciation Fund, futures contracts on foreign currencies and related options. The Money Market Fund will not engage in transactions in financial futures or related options.

     6. The Fund may make loans to other persons only through repurchase agreements and securities lending. For purposes of this paragraph, the purchase of an issue of publicly distributed bonds, debentures, or other debt securities, whether or not the purchase was made upon the original issue of the securities, is not to be considered the making of a loan by the Fund.

     7. The Fund will not purchase securities on margin but may obtain such short-term credits as are necessary for clearance transactions, and (except for the Money Market Fund) may make margin payments in connection with financial futures (including securities index futures) contracts, and options on such future contracts and in the case of the Select Capital Appreciation Fund, futures contracts on foreign currencies and related options. The Fund will not participate on a joint or joint and several basis in any trading account in securities or effect a short sale of securities.

     8. The Fund does not intend to invest in companies for the purpose of exercising control or management.

     9. The Fund may invest in the securities of one or more other investment companies. No such investment shall be made if as a result thereof the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than a total of 10% of the Fund's assets would be invested in investment company securities. Purchase of such securities will be made only in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or as part of a merger, consolidation, or plan of reorganization.

     10. The Fund intends to purchase securities for investment and not to purchase and sell them for trading purposes, except that the Select Capital Appreciation Fund and the Government Bond Fund may engage in short term trading of U.S. Government securities.


                             INVESTMENT TECHNIQUES

 In managing its portfolios of investments, the Trust may make use of the following investment techniques:

Securities Lending

 Each Fund may loan its portfolio securities to broker-dealers pursuant to agreements requiring that the loans be continuously secured by cash, cash equivalents or securities issued or guaranteed by the United States government or its agencies, or any combination of cash, cash equivalents and such securities as collateral equal at all times to at least the market value of the securities loaned. Such loans are not made if, as a result, the aggregate of all outstanding loans would exceed 30% of the value of the Fund's total assets taken at current value. The Fund continues to receive interest or dividends on the securities loaned, and simultaneously earns interest on the investment of the loan collateral in U.S. Treasury securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents or receives a fee from the borrower. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and may be called so that the securitites may be voted by the Fund if a material event affecting the investment is to occur. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to firms deemed by the Fund's sub-adviser to be of good standing, and when, in the judgment of the Fund's sub-adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk.

Foreign Securities

 The Select Aggressive Growth Fund, Select Capital Appreciation Fund, Small-Mid Cap Value Fund, Select International Equity Fund, Select Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, and Select Income Fund may purchase foreign securities. The Investment Grade Income Fund may not invest in foreign securities other than



--------------------------
Allmerica Investment Trust
the obligations of the Government of Canada and political subdivisions thereof. Securities of foreign issuers, particularly non-governmental issuers, involve risks which are not associated ordinarily with investing in domestic issuers. These risks include changes in currency exchange rates and currency exchange control regulations. In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign markets, the possibility of expropriation, the possibility of heavy taxation, the impact of political, social or diplomatic developments, limitations on the removal of funds or other assets of a Fund, difficulties in evoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries.

Forward Commitments

 The Select Capital Appreciation Fund, Select Income Fund, Investment Grade Income Fund, and Government Bond Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Funds do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward commitments. The Sub-Adviser will monitor the creditworthiness of the parties to such forward commitments.

When-Issued Securities

 Each Fund from time to time may purchase securities on a "when-issued" basis. Debt securities and municipal obligations often are issued on this basis. The yield of such securities is fixed at the time a commitment to purchase is made, with actual payment and delivery of the security generally taking place 15 to 45 days later. During the period between purchase and settlement, typically no payment is made by a Fund and no interest accrues to the Fund. The market value of when-issued securities may be more or less than the purchase price payable at settlement date. The Fund will establish a segregated account with the Custodian in which it will maintain cash or liquid securities at least equal to commitments for when-issued securities.

Repurchase Agreements and Reverse Repurchase Agreements

 Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund may purchase an obligation of or guaranteed by the United States Government, its agents or instrumentalities, with an agreement that the seller will repurchase the obligation at an agreed upon price and date. The repurchase price reflects an agreed-upon interest rate which is unrelated to the coupon rate on the purchased obligation. Repurchase agreements usually are for short periods, such as under one week, but may be as long as thirty days. No repurchase agreement will be effected if, as a result, more than 30% of a Fund's total assets taken at current value will be invested in repurchase agreements. No more than 15% (10% for the Money Market Fund) of a Fund's total assets taken at current value will be invested in repurchase agreements extending for more than seven days and in other securities which are not readily marketable.

 If a seller defaults upon the obligation to repurchase, the Funds may incur a loss if the value of the purchased obligation (collateral) declines, and may incur disposition costs in liquidating the collateral. If bankruptcy proceedings are commenced with respect to a seller, realization upon the collateral by the Funds may be delayed or limited.

 Prior to entering into a repurchase agreement, the Fund's Sub-Adviser evaluates the creditworthiness of entities with which the Fund proposes to enter into the repurchase agreement. The Trustees have established guidelines and standards of review for the evaluation of creditworthiness by the Funds' Sub-Advisers and monitor such Sub-Advisers' actions with respect to repurchase transactions.

 The Select Capital Appreciation Fund also may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and at a future date. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the reverse repurchase agreement. The Select Capital Appreciation Fund will enter into reverse repurchase agreements only with parties that its sub-adviser deems creditworthy.

                                                      --------------------------
                                       7              Allmerica Investment Trust

Writing Covered Options

 Each Fund other than the Small-Mid Cap Value Fund and Money Market Fund may write call options and put options on securities which the Fund owns as its Sub-Adviser shall determine to be appropriate and to the extent permitted by applicable law. A call option gives the purchaser of the option the right to buy and a writer the obligation to sell the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A premium is paid to the writer as the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

 As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as the writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit, and retains the risk of loss should the value of the security decline. The Fund also may enter into "closing purchase transactions" in order to terminate its obligation as the writer of a call option prior to the expiration of the option. There is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price.

 The writer of a put option is obligated to purchase specified securities from the option holder at a specified price at any time before the expiration date of the option. The purpose of writing such options is to generate additional income for the Fund, but the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

 Option transactions may increase a Fund's transaction costs and may increase the portfolio turnover rate, depending on how many options written by the Fund are exercised in a particular year.

Purchasing Options

 Each Fund other than the Small-Mid Cap Value Fund and Money Market Fund may purchase put and call options to the extent permitted by applicable law. A Fund will not purchase put or call options if after such purchase more than 5% of its net assets, as measured by the aggregate of the premiums paid for all such options held by the Fund, would be so invested. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on exchange traded options purchased by the Fund.

 A Fund normally would purchase call options in anticipation of an increase in the market value of securities. The purchase of a call option entitles the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. If the value of such securities exceeded the sum of the exercise price, the premium paid, and transaction costs during the option period, the Fund would ordinarily realize a gain, if not, the Fund would realize a loss.

 A Fund normally would purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. Gains or losses on the purchase of put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. A Fund ordinarily would realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize a loss on the purchase of the put option.

 There is no assurance that a liquid secondary market on an options exchange will exist for a particular option or at a particular time. The hours of trading for options on options exchanges may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. In addition, the purchase of options is a highly specialized activity which depends in part on the Sub-Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets. A Fund pays brokerage commission or spread in connection with its options transactions as well as for purchases and sales of the underlying securities.


--------------------------
Allmerica Investment Trust            8

Financial Futures Contracts and Related Options

 Each Fund (other than the Small-Mid Cap Value Fund and Money Market Fund) may invest in transactions in financial futures contracts and related options for hedging purposes. In addition, the Select Capital Appreciation Fund may utilize futures contracts on foreign currencies and related options. Through certain hedging activities involving such futures contracts and related options, it is possible to reduce the effects of fluctuations in interest rates and the market prices of securities which may be quite volatile. Hedging is a means of transferring a risk which an investor does not desire to assume during an uncertain interest rate or securities market environment to another investor who is willing to assume that risk.

 The Select Capital Appreciation Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Select Capital Appreciation Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

 Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Select Capital Appreciation Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Select Capital Appreciation Fund could sustain losses on transactions in foreign currency options that would require such Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

 The Select Capital Appreciation Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse flucuations in exchange rates, the Fund could write a call option on the relevent currency instead of purchasing a put option. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

 Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Select Capital Appreciation Fund could write a put option on the relevent currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost of up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Select Capital Appreciation Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

 The Select Capital Appreciation Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

 The Select Capital Appreciation Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security that the Fund owns or has the right to acquire and that is denominated in the currency underlying option. In such circumstances, the Select Capital Appreciation Fund collateralized the option by segregating cash or other liquid

                                                      --------------------------
                                      9               Allmerica Investment Trust
assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. The Select Capital Appreciation Fund may invest without limitation in foreign currency options.

General Information
 A futures contract on a security is a standardized agreement under which each party is entitled and obligated either to make or to accept delivery, at a particular time, of securities having a specified face value and rate of return on foreign currencies. Currently, futures contracts are available on debt and equity securities and on certain foreign currencies.

 Futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). A futures contract on an individual security may be deemed to be a commodities contract. A Fund engaging in a futures transaction initially will be required to deposit and maintain with its Custodian, in the name of its brokers, an amount of cash or U.S. Treasury bills equal to a small percentage (generally less than 5%) of the contract amount to guarantee performance of its obligations. This amount is known as "initial margin." Margin in a futures transaction is different from margin in a securities transaction, in that financial futures initial margin does not involve the borrowing of funds to finance the transactions. Unlike securities margin, initial margin in a futures transaction is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the financial future, assuming all contractual obligations have been satisfied. As the price of the underlying security fluctuates, making the position in the financial futures more or less valuable, subsequent payments called "maintenance margin" or "variation margin" are made to and from the broker on a daily basis. This process is called "marking to market."

 The purchase and sale of financial futures is for the purpose of hedging against changes in securities prices or interest rates. Hedging transaction serve as a substitute for transactions in the underlying securities and can effectively reduce investment risk. When prices are expected to rise, a fund, through the purchase of futures contracts, can attempt to secure better prices than might be later available in the stock market when it anticipates effecting purchases.

 Similarly, when interest rates are expected to increase, a fund can seek to offset a decline in the value of its debt securities through the sale of futures contracts.

Options on Financial Futures

 The Funds other than the Small-Mid Cap Value Fund and Money Market Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of declining prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when a Fund is not invested fully. Depending on the pricing of the option compared with either the futures contract upon which it is based or upon the price of the underlying securities, the option may or may not be less risky than ownership of the futures contract or underlying securities.

 The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the securities or currencies which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holding of securities or currencies.

 The writing of a put option on a futures contract is analogous to the purchase of a futures contract. If the option is exercised, the net cost to the Fund of the securities or currencies acquired by it will be reduced by the amount of the option premium received. If, however, market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the securities or currencies might be purchased in the cash market.

Limitations on Purchase and Sale of Futures and Related Options

 A Fund generally will engage in transactions in futures contracts or related options only as a hedge against changes in the values of securities or currencies held in a Fund's portfolio or which it intends to purchase, or to a limited extent to enhance return. A Fund may not purchase or sell a futures contract for non-hedging purposes if immediately thereafter the sum of the amount of margin deposits and amount of variation margins paid from time to time on the Fund's existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts and related

---------------------------
Allmerica Investment Trust           10
options (less any related margin deposits), will be deposited in a segregated account with its custodian in the name of the broker to collateralize the position, and thereby insure that the use of such futures contracts and options is unleveraged.

  The extent to which a Fund may enter into futures and options transactions may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. Such qualification requires that the Fund limit to 30% the portion of its gross income which is derived from the sale or other dispositions of investments held (or considered to have been held under the Internal Revenue rules) for less than three months.

  In implementing a Fund's overall risk management strategy, it is possible that its Sub-Adviser will choose not to engage in any futures transactions or that appropriate futures contracts or related options may not be available. A Fund will engage in futures transactions only for appropriate hedging or risk management purposes. A Fund will not enter into any particular futures transaction unless its Sub-Adviser determines that the particular transaction demonstrates an appropriate correlation with the Fund's investment objectives and portfolio securities.

Risk of Transactions in Futures

  The sale and purchase of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There are several risks in connection with the use of financial futures by a Fund as a hedging device.

  Successful use of financial futures by a Fund is subject to its Sub-Adviser's ability to predict movements in the direction of interest rates or securities prices and to assess other factors affecting markets for securities. For example, a Fund may hedge against the possibility of an increase in interest rates which would affect adversely the prices of debt securities held in its portfolio. If prices of the debt securities increase instead, the Fund may lose part or all of the benefit of the increased value of the hedged debt securities because it may have offseting losses in the futures positions. In addition, in this situation, if the Fund has insufficient cash, it may have to sell securities to meet the daily maintenance margin requirements. These sales may be, but will not necessarily be, at increased prices to reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

  Another risk arises because of the imperfect correlation between movements in the price of the financial future and movements in the price of the securities or currencies which are the subject of the hedge. First of all, the hours of trading for futures contracts may not conform to the hours during which the underlying assets are traded. To the extent that the futures markets close before the markets for the underlying assets, significant price and rate movements can take place in the underlying asset's market that cannot be reflected in the futures markets. But even during identical trading hours, the price of the future may move more than or less than the price of the assets being hedged. While a hedge will not be fully effective if the price of the future moves less that the price of the hedged assets, if the price of the hedged assets has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. On the other hand, if the price of the hedged assets has moved in a favorable direction, this advantage may be offset partially by the price movement of the futures contract. If the price of the futures moves more than the price of the asset, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the prices of the assets which are the subject of the hedge.

  In addition to the possibility that there may be an imperfect correlation at all, between movements in the futures and the portion of the portfolio being hedged, the market prices of the futures may be affected by certain other factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures through offseting transaction, which could distort the normal relationship between securities or currencies and futures markets. SEcondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price or currency distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities or currencies and movements in the prices of futures, a correct forecast of interest rate trends or market price movements by the Sub-Adviser still may not result in a successful hedging transaction over a short time frame.

  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or

                                                     ---------------------------
                                      11             AllAmerica Investment Trust
board of trade will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures have been used to hedge portfolio positions, such underlying assets will not be sold until the futures can be terminated. In such circumstances, an increase in the price of the underlying assets, if any, may offset partially or completely losses on the future.

Risks of Transactions in Options on Futures

  There are several special risks relating to options on futures. First, the ability to establish and close out positions in options is subject to the maintenance of a liquid secondary market. A Fund will not purchase options on futures on any exchange or board of trade unless, in the opinion of its Sub-Adviser, the market for such options is developed sufficiently so that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions. Compared with the purchase or sale of futures, the purchase of call or put options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on futures would result in a loss to the Fund when the purchase or sale of a future would not, such as when there is no movement in the price of the underlying securities. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts, as described above under "Risks of Transactions in Futures."

  An option position may be closed out only on an exchange or board of trade which provides a secondary market for an option of the same series. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. It might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of financial futures pursuant to the exercise of put options.

  Because of the risks and the transaction costs associated with hedging activities, there can be no assurance that a Fund's portfolio will perform as well as or better than a comparable fund that does not invest in futures contracts or related options.

Forward Contracts on Foreign Currencies

  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Select Capital Appreciation Fund may enter into forward contracts to purchase and sell government securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts which are standardized contracts, forward contracts can be drawn specifically to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. The following discussion summarizes the Select Capital Appreciation Fund's principal uses of forward currency exchange contracts ("forward currency contracts"). The Fund may enter into a forward currency contract with the stated contract value of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Select Capital Appreciation Fund will exchange foreign currency for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Select Capital Appreciation Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specified investments ("anticipatory hedge").

  In any of these circumstances, the Select Capital Appreciation Fund may enter alternatively into a foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if its Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

---------------------------
Allmerica Investment Trust           12

 These types of hedges minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on such Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency demoninated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its Sub-Adviser's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedge securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Select Capital Appreciation Fund than if it had not entered into such contracts.

 The Select Capital Appreciation Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that the Select Capital Appreciation Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of its commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Select Capital Appreciation Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Select Capital Appreciation Fund may buy call options permitting it to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

 While forward contracts currently are not regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Select Capital Appreciation Fund's ability to utilize forward contracts may be restricted. In addition, the Select Capital Appreciation Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge portfolio assets.

Swap and Swap-Related Products

 The Select Capital Appreciation Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest; for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

 The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

 The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been
                                                      --------------------------
                                                      Allmerica Investment Trust
developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount on a daily basis of its obligations with respect to any caps or floors.

 There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets to the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rates swaps is limited to the net amount of the payments that the Fund is obligated contractually to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments

 Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements therefore could continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

 Options on foreign currencies traded on exchanges are within the jurisdiction of the SEC, as other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an exchange are cleared and guaranteed by the Office of the Comptroller of the Currency ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

 The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices, or prohibitions on exercise.

 In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements from those in the United States, and (v) low trading volume.

---------------------------
Allmerica Investment Trust

                              PORTFOLIO TURNOVER

   The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities by thr Fund for a given year by the monthly average of the value of the Fund's portfolios securities for that year. The purchase or sale of all securities whose maturities or expiration dates at the time of acquisition are less than 12 months and of money market funds of amounts too small to invest in short-term obligations are not included in the portfolio turnover rate.


   While the rate of portfolio turnover is not a limiting factor when changes in the portfolio are deemed appropriate, it is anticipated that under normal circumstances the annual portfolio turnover rate would not exceed 200% with respect to the Select Capital Appreciation Fund. In any particular year, however, conditions could result in portfolio activities at a greater rate than anticipated. In any case, a higher turnover rate does not in and of itself indicate a variation from the stated investment policy. To a limited extent, the Select Capital Appreciation Fund may engage in short-term trading. A higher portfolio turnover rate may involve corresponding greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders. The turnover rates for the Select Aggressive Growth Fund for the two most recent fiscal years ended December 31, 1995 and 1996 were 104% and 113%, respectively. The turnover rates for the Select Capital Appreciation Fund for the period ended December 31, 1995 and the fiscal year ended December 31, 1996 were 98% and 95%, respectively. The turnover rates for the Small-Mid Cap Value Fund, Select International Equity Fund, Select Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Select Income Fund, Investment Grade Income Fund, and Government Bond Fund for the two most recent fiscal years ended December 31, 1995 and 1996 were 20% and 17%; 18% and 24%; 159% and 51%; 72% and 64%; 12% and 8%; 78% and
112%; 108% and 131%; 108% and 126%; and 112% and 180%, (for explanation, see the
Prospectus), respectively.


                                  PERFORMANCE

  The Trust may advertise performance information for the Funds and may compare performance of the Funds with other investment or relevant indices. The Funds may also advertise "yield", "total return" and other non-standardized total return data. For the non-money market funds, "yield," is calculated differently than for the Money Market Fund. The Money Market Fund may advertise "yield" or "effective yield," All performance figures are based on historical earnings and are not intended to indicate future performance. A Fund's share price, yield, and total return may fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

  Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular insurance product. Since shares of the Funds can be purchased only through a variable annuity or variable life contract, you should review carefully the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yields and total returns would have the effect of decreasing performance. Performance information for the insurance product must always accompany, and be reviewed with, any performance information quoted for the Funds.

Yields of the Funds Other than the Money Market Fund

  The 30-day (or one month) standard yields of the Funds other than the Money Market Fund are calculated as follows:
                                YIELD = 2[(  a - b + 1)/6/ - 1 )]
                                             ------
                                             cd

     Where: a  = dividends and interest earned by a Fund during the period;
            b  = expenses accrued for the period (not of reimbursements);
            c  = average daily number of shares outstanding during the period entitled to receive dividends; and
            d  = maximum offering price per share on the last day of the period.

  For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual

                                                     --------------------------
                                      15             Allmerica Investment Trust
accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

Money Market Fund - Yield and Effective Yield

 The yield of the Money Market Fund refers to the net income generated by an investment in the Fund over a stated seven-day period, expressed as an annual percentage rate. Yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of 1 (one) share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. Thus the income is "annualized:" the amount of income generated by the investment during the seven-day period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation.

 The effective yield is calculated similarly, but the income earned by an investment in the Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of this compounding effect.

Total Return

 The Funds may advertise total return. The total return shows what an investment in each Fund would have earned over a specific period of time (one, five, or ten years since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested, and less all recurring fees.

 From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statement of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual total return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund also may advertise aggregate annual total return information over different periods of time.

 A Fund's average annual total return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                 P(1+T)n = ERV

     Where:  P  = A hypothetical initial purchase of $1,000
             T  = average annual total return
             n  = number of years
           ERV = Ending Redeemable Value of the hypothetical purchase at the end of the period

 Total return quoted in advertising reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in the Fund's net asset value per share over the period.

 Average Annual Returns are calculated by determining the change in value of a hypothetical investment in the Fund over a stated period, and calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Average annual returns covering periods of less than one year are calculated by determining the Fund's total return for the period, extrapolating that return for a full year, and stating the result as an annual return. Because this method assumes that performance will remain constant for the entire
--------------------------
Allmerica Investment Trust              16
year when in fact it is unlikely that performance will remain constant, average annual returns for a partial year must be viewed as strictly theoretical information.

 Investors also should be aware that a Fund's performance is not constant over time, but varies from year to year. Average annual return represents averaged figures as opposed to the actual performance as the Fund.

 A Fund also may quote cumulative total returns which reflect the simple change in value of an investment over a stated period. Average annual total returns and cumulative total returns may be quoted as a percentage or as a dollar amount. They may be calculated for a single investment, for a series of investments, or for a series of redemptions over any time period. Total returns may be broken down into their components of income and capital in order to show their respective contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.

Other Performance Information

 Performance information for a Fund may be compared with: (1) the S&P 500, Dow Jones Industrial Average, Lehman Aggregate Bond Index, Russell 2000, Russell 3000, Beta Adjusted Russell 3000, Lehman Government corporate and 90 day Treasury Bills, Solomon High Yield Bond Index, Bank Rate Monitor, NASDAQ Index, or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other registered investment companies or other investment products tracked (a) by Lipper Analytical Services; Morningstar, Inc., and IBC/Donoghue, Inc., all widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or (b) by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; (3) or the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

 Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period. Yield and total return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and total return do fluctuate.





                                                      --------------------------
                                 17                   Allmerica Investment Trust

Performance Information for Period Ended December 31, 1996

 Set forth below is average annual total return information for the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Small-Mid Cap Value Fund, Select International Equity Fund, Select Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Select Income Fund, Investment Grade Income Fund, Government Bond Fund, and Money Market Fund for the 1 year, 5 year, 10 year and/or since inception (the Trust began operations on April 29, 1985) periods ended December 31, 1996, yields for the Select Income Fund, Investment Grade Income Fund, and Government Bond Fund for the 30-day period ended December 31, 1996 and yield and effective yield information for the Money Market Fund for the seven-day period ended December 31, 1996.

       Average Annual Total Returns for Periods Ended December 31, 1996
                                  (Unaudited)


                    Select      Select Capital     Small-Mid        Select         Select
                  Aggressive     Appreciation      Cap Value     International     Growth     Growth
                 Growth Fund         Fund             Fund        Equity Fund       Fund       Fund
                 -----------         ----             ----        -----------       ----       ----
1-year period       18.55%           8.80%            28.53%         21.94%         22.02%     20.19%
5-year period          --              --                --             --             --      12.80%
10-year period         --              --                --             --             --      14.79%
Since inception     19.77%          28.34%             14.86%        13.68%         12.65%     15.77%
                                    Select             Select       Investment                  Money
                Equity Index      Growth and           Income          Grade       Government   Market
                    Fund         Income Fund            Fund       Income Fund     Bond Fund     Fund
                    ----         -----------            ----       -----------     ---------     ----
1-year period       22.30%          21.26%              3.32%         3.56%          3.51%      5.63%
5-year period       14.61%             --                 --          7.29%          5.86%      4.38%
10-year period         --              --                 --          8.31%            --         --
Since inception     17.76%          13.78%              5.91%         9.01%          6.91%      5.90%

 The Growth Fund, Investment Grade Income Fund and the Money Market Fund all began business operations on April 29, 1985. The Equity Index Fund began operations on September 28, 1990. The Government Bond Fund began operations on August 26, 1991. The Select Aggressive Growth Fund, Select Growth Fund, Select Growth and Income Fund and Select Income Fund began operations on August 21, 1992. The Small-Mid Cap Value Fund began operations on April 30, 1993. The Select International Equity Fund began operations on May 2, 1994. The Select Capital Appreciation Fund began operations on April 28, 1995.

               Yields for 30-day Periods ended December 31, 1996
                                  (Unaudited)

          Select Income            Investment             Government
              Fund              Grade Income Fund         Bond Fund
              ----              -----------------         ---------
              6.10%                   6.25%                 5.67%

              Yield and Effective Yield for the Money Market Fund
               for the Seven-Day Period ended December 31, 1996
                                  (Unaudited)

                 Yield                5.05%
                 Effective Yield      5.18%

--------------------------
Allmerica Investment Trust            18

                   MANAGEMENT OF ALLMERICA INVESTMENT TRUST

 The Trust is managed by a Board of Trustees. The affairs of the Trust are conducted in accordance with the Bylaws adopted by the Trustees.

                                Position and Offices    Present Position and Principal
Name Address and Age               with the Trust       Occupations During the Past 5 Years
--------------------               --------------       -----------------------------------
Russell E. Fuller (70)                 Trustee          Chairman, REFCO, Inc. (distributor of tools
730 Main Street                                         and abrasives)
Boylston, Massachusetts

Gordon Holmes (58)                     Trustee          Certified Public Accountant: Tofias,
205 Broadway                                            Fleishman, Shapiro & Co. (Accountants)
Cambridge, Massachusetts                                1975-1996

*John P. Kavanaugh (42)                Trustee           President, AllAmerica Asset Management,
440 Lincoln Street                  Vice President       Inc., Vice President, First AllAmerica and
Worcester, Massachusetts                                 AllAmerica Fiancial Life

Bruce E. Langton (65)                  Trustee          Member, First Allmerica Manager
99 Jordan Lane                                          Evaluation Team; Director, Competitive
Stamford, Connecticut                                   Technologies, Inc. (technology transfer);
                                                        Trustee, Bankers Trust institutional mutual
                                                        funds; Member, Investment Committee,
                                                        TWA Pilots Trust Annuity Plan; Member,
                                                        Investment Committee, Unilever United
                                                        States - Pension & Thrift plans

*John F. O'Brien (53)               Trustee and         Director; President and Chief Executive
440 Lincoln Street              Chairman of the Board   Officer, First AllAmerica; Director and Chair-
Worcester, Massachusetts                                man of the Board, Allmerica Financial Life

Attiatt F. Ott (61)                    Trustee          Professor of Economics and Director of
950 Main Street                                         the Institute for Economic Studies, Clark
Worcester, Massachusetts                                University

*Richard M. Reilly (58)                Trustee          President, Allmerica Financial Life since
440 Lincoln Street                  and President       1995; Vice President, First Allmerica and
Worcester, Massachusetts                                President, Allmerica Investment Manage-
                                                        ment Company, Inc.

Ranne P. Warner (52)                   Trustee          President, Centros Properties, USA;
7 Water Street                                          Owner; Ranne P. Warner and Company;
Boston, Massachusetts                                   Director, Wainwright Bank & Trust Co.
                                                        (commercial bank)

Thomas P. Cunningham (51)        Vice President and     Investment Product Manager, First
440 Lincoln Street                    Treasurer         Allmerica since March 1996; Vice
Worcester, Massachusetts                                President, First Data Investor Services
                                                        Group, Inc., 1994-1995; Vice President,
                                                        Fidelity Investments, 1990-1993


                                                      --------------------------
                                                      Allmerica Investment Trust

   George Boyd (52)             Secretary       Counsel, First Allmerica since
   440 Lincoln Street                           January 1997; Director, Mutual
   Worcester, Massachusetts                     Fund Administration - Legal and
                                                Regulatory, Investors Bank &
                                                Trust Company 1995-1996; Vice
                                                President and Counsel, 440
                                                Financial Group and First Data
                                                Investor Services Group
                                                1992-1995.

* Asterisks indicate the Trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

 The Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trust.

 Listed below is the compensation paid to each Trustee by the Trust and by all fourteen funds in the complex for the fiscal year ended December 31, 1996. The Fund currently does not provide any pension or retirement benefits for its Trustee or officers.

                              COMPENSATION TABLE

                                                            Total Compensation
                                                            from Trust Complex
                                   Aggregate                (includes 2 other
                                  Compensation             investment companies)
  Name of Person and Position      from Trust                Paid to Trustees
  ---------------------------      ----------                ----------------
  Russell E. Fuller                $8,075.64                     $8,500.00
  Gordon Holmes                    $8,544.84                     $9,000.00
  Bruce E. Langton/*/              $5,729.26                     $6,000.00
  Attiat F. Ott                    $8,075.64                     $8,500.00
  Ranne P. Warner                  $8,075.64                     $8,500.00
  John D. Hunt /**/                $1,876.80                     $2,000.00
  Thomas S. Zocco /***/            $8,544.84                     $9,000.00
  John P. Kavanaugh                        0                             0
  John F. O'Brien                          0                             0
  Richard M. Reilly                        0                             0

  *    Mr. Langton was appointed Trustee on February 6, 1996.
  **   Mr. Hunt resigned as Trustee effective February 7, 1996.
  ***  Mr. Zucco resigned as Trustee effective December 31, 1996.
---------------------------------------------------------------

 The Trust Declaration provides that the Trust will indemnify its Trustees and officers liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Declaration that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

               CONTROL PERSON AND PRINCIPAL HOLDER OF SECURITIES

 Allmerica Asset Management, Inc. with its principal office at 440 Lincoln Street, Worcester, Massachusetts 01653, is the Sub-Adviser of certain Funds of the Trust, Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica, is the Manager of the Trust. The Separate Accounts of First Allmerica or its affiliates are the shareholders of the Trust. In addition, as of the date of this SAI, Allmerica Financial Life, an indirect, wholly-owned subsidiary of First Allmerica, owned beneficially in excess of 8.7% of Equity Index Fund, and in excess of 5.3% of Select Capital Appreciation Fund.

--------------------------
Allmerica Investment Trust

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

 Allmerica Investment Management Company, Inc. (the "Manager") serves as investment manager of the Trust pursuant to a management agreement between the Trust and the Manager (the "Management Agreement"). The Manager has entered into sub-adviser agreements with different investment advisory firms (the "Sun-Advisers") to manage each of the Funds.

 The methods of computing the advisory and sub-advisory fees are set forth in the Prospectuses under "Management Fees and Expenses."

 The total gross fees (before reimbursement) paid to the Manager under the Management Agreement for each of the last three fiscal years ended December 31, 1996 were as follows:


                                            Fiscal Year 1996           Fiscal Year 1995            Fiscal Year 1994
                                            ----------------           ----------------            ----------------
Select Agressive Growth Fund................  $3,302,349                 $1,943,953                   $1,048,667
Select Capital Appreciation Fund............    $902,600                   $133,723                          -0-
Small-Mid Cap Value Fund....................    $726,992                   $453,215                     $240,122
Select International Equity Fund............  $1,701,942                   $672,770                     $151,718
Select Growth Fund..........................  $1,508,861                 $1,017,303                     $610,088
Growth Fund.................................  $2,163,374                 $1,796,677                   $1,600,859
Equity Index Fund...........................    $375,619                   $234,207                     $168,924
Select Growth and Income Fund...............   1,778,832                 $1,124,323                     $656.966
Select Income Fund..........................    $398,522                   $297,434                     $201,564
Investment Grade Income Fund................    $596,308                   $511,997                     $459,770
Government Bond Fund........................    $235,359                   $206,197                     $296,626
Money Market Fund...........................    $510,258                   $389,542                     $252,544

 The Select Capital Appreciation Fund began business operations on April 28, 1995. The Select International Equity Fund began business operations on May 2, 1994.

 The total dollar amounts paid to Nicholas-Applegate Capital Management L.P. as Sub-Adviser for the Select Aggressive Growth Fund for each of the last three fiscal years ended December 31, 1996, 1995, and 1994 were $1,986,838, $1,166,372 and $629,200, respectively.

 The total dollar amounts paid to Janus Capital Corporation as Sub-Adviser for the Select Capital Appreciation Fund for the fiscal year ended December 31, 1996 and for the period April 28, 1995 (commencement of operations) through December 31, 1995 were $538,873 and $79,987, respectively.

 The total dollar amounts paid to David L. Babson & Co. Inc. ("Babson") as Sub-Adviser for the Small-Mid Cap Value Fund for each of the last three fiscal years ended December 31, 1996, 1995, and 1994 were $428,814, $266,597, and
$140,900, respectively. Babson was replaced by CRM Advisors, LLC as Sub-Adviser for the Small-Mid Cap Value Fund on January 1, 1997.

 The total dollar amounts paid to Bank of Ireland Asset Management (U.S.) Limited as Sub-Adviser for the Select International Equity Fund for each of the last three fiscal years ended December 31, 1996, 1995, and 1994 were $665,639, $293,389 and $68,273, respectively.

 The total dollar amounts paid to Provident Investment Counsel ("PIC") as sub-adviser for the Select Growth Fund for the period January 1, 1996 through June 30, 1996 and the fiscal years ended December 31, 1995 and 1994 were $372,442, $563,572, and $347,988, respectively. PIC was replaced by Putnam Investment Management, Inc. ("Putnam") as Sub-Adviser for the Select Growth Fund on July 1, 1996. The total dollar amount paid to Putnam for the period July 1, 1996 through December 31, 1996 was $432,378.

 The total dollar amounts paid to Miller, Anderson & Sherrerd as Sub-Adviser for the Growth Fund and for advisory services provided to certain other accounts of First Allmerica, for each of the last three fiscal years ended December 31, 1996, 1995, and 1994 were $2,330,558, $2,307,461, and $2,164,488 respectively.

                                                      --------------------------
                                  21                  Allmerica Investment Trust

 The total dollar amounts paid to John A. Levin & Co., Inc. ("JAL") as Sub-Adviser for the Select Growth and Income Fund for the fiscal years ended December 31, 1996 and 1995 and for the period October 1, 1994 through December 31, 1994 were $684,181, $524,774 and $130,936, respectively. For the period
January 1, 1994 through September 30, 1994, the Fund's previous Sub-Adviser, Newbold's Asset Management, Inc., was paid $226,287 for the advisory services provided to the Select Growth and Income Fund and certain other accounts of First Allmerica.

 The total dollar amounts paid to Standish, Ayer & Wood Inc. as Sub-Adviser for the Select Income Fund for each of the last three fiscal years ended December 31, 1996, 1995, and 1994 were $133,205, $99,145, and $67,188, respectively.

 The total dollar amounts paid to Allmerica Asset Management, Inc. as Sub-Adviser for the Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund for each of the last three fiscal years ended December 31, 1996, 1995 and 1994 were $694,910, $537,745 and $467,804, respectively.

 Each of the Management Agreement and sub-advisory agreements provides that it may be terminated as to any Fund at any time by a vote of a majority in interest of the shareholders of such Fund, by the Trustees, or by the investment adviser to such Fund without payment of any penalty on not more than 60 days' written notice; provided, however, that the agreement will terminate automatically in the event of its assignment. Each of the agreements will continue in effect as to any Fund for a period more than two years from the date of its executor only so long as such continuance is approved specifically at least annually by the Trustees or by vote of a majority in interest of the shareholders of such Fund. In either event, such continuance also must be approved by vote of a majority of the Trustees who are not parties to the agreement or interested persons of the Trust, the Manager, or any sub-adviser, cast in person at a meeting called for the purpose of voting such approval. The terms of each agreement cannot be changed as to any Fund without the approval of a majority in interest of the shareholders of that Fund. Under such agreements, any liability of either the Manager or a sub-adviser is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

 A listing of Nicholas-Applegate Capital Management, L.P.'s current representative clients is as follows:

    - Champion International Corp.          - Southwestern Bell Corporation
    - Eastman Kodak                         - San Francisco City and County
    - Johnson & Johnson                     - Unisys Corporation
    - Screen Actors Guild-Producers         - University of Notre Dame
    - Pension and Health Plan               - University of Southern California

 A listing of Janus' current representative clients is as follows:

    - Honeywell, Inc.                       - Sears, Roebuck & Co.
    - Nissan Motors Corp.                   - Westinghouse Electric Corp.

 A listing of CRM Advisors, LLC's current representative clients is as follows:

    - Amherst College Endowment             - Indiana University Foundation
    - The Carnegie Institute                - Maine State Retirement
    - Central States Teamsters              - National Basketball Association
    - Georgia Pacific Corporation             Players Pension Plan
    - College of Holy Cross                 - Niagara Mohawk Power Corp.
                                            - University of Illinois Foundation

 A listing of Bank of Ireland Asset Management (U.S.) Limited's current representative clients is as follows:

    - CALSTRS                               - Pfizer Retirement Annuity Plan
    - City of Dallas Employees'             - Maryland State Retirement System
      Retirement Fund
    - Loyola Marymount University           - Screen Actors Guild - Producers
      Endowment Fund                          Pension Plan
    - LTV Steel Corporation Pension Fund    - Tuft's University Endowment Fund
    - Major League Baseball Players         - Worcester County Retirement System
      Benefit Plan

--------------------------
Allmerica Investment Trust            22

A listing of Putnam Investment Management, Inc.'s current representative clients is as follows:

    - Ameritech Corporation                - New York Philharmonic Orchestra
    - Bacardi Corporation                  - Parker-Hannifin Corporation
    - Betzdearborn Inc.                    - Textron, Inc.
    - Los Angeles County Employees         - The Robert Wood Johnson Foundation
      Retirement Association
    - Matsushita Electric Corporation of   - United Steelworkers of America
      America

A listing of Miller Anderson & Sherrerd LLP's current representative clients is as follows:

    - AT&T                                 - International Paper
    - Boeing Company                       - Montgomery Ward
    - Federal Reserve                      - Philip Morris, Inc.
    - J. Paul Getty Trust                  - Smithsonian Institution
    - Goldman, Sachs & Company             - United Technologies Corporation

A listing of John A. Levin & Co., Inc.'s representative clients is as follows:

    - Allied Signal, Inc.                  - New York City Teachers Retirement
                                             Fund
    - Johns Hopkins University             - New York Philharmonic Society
    - Joseph E. Seagram & Sons, Inc.       - Thiokol, Inc.
    - Morton International                 - USAIR

A listing of Standish, Ayer & Wood's current representative clients is as follows:

    - Archdiocese of Boston                - New York Public Library
    - BankAmerica                          - Northeastern University
    - Harcourt General                     - NYNEX
    - General Cinema                       - Reinsurance Association
    - City of Houston

A listing of AAM's current representative clients is as follows:

    - First Allmerica                      - Worcester County Contributory
                                             Retirement System
    - Citizens Insurance                   - Hannibal Regional Hospital
    - Hanover Insurance                    - Massachusetts Education and
                                             Government Association Workers
                                             Compensation Trust

  Under the terms of the Management Agreement, the Trust recognizes the Manager's control of the name "Allmerica Investment Trust." The Trust agrees that its right to use that name is non-exclusive and can be terminated by the Manager at any time.

Services Agreement

  Under the terms of a Fund Accounting Services Agreement, First Data Investors Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation located at 440 Computer Drive, Westboro, MA 01581, serves as the Trust's fund recordkeeping services agent. FDISG provides certain services, including determination of the net asset value per share of each of the Funds and maintenance of the accounting records of the Trust. FDISG is entitled to receive an annual fund recordkeeping fee based on Fund assets and certain out-of-pocket expenses. The Fund Accounting Services Agreement may be renewed or amended by the Trustees without a shareholder vote. The Fund Accounting Services Agreement is terminable by either party on 90 days' written notice. The total fund recordkeeping fees paid to FDISG for the fiscal year ended December 31, 1996 and for the period April 1, 1995 through December 31, 1995 were $544,206 and $319,658, respectively. Prior to March 31, 1995, fund accounting services were provided by 440 Financial Group of Worcester, Inc. ("440 Finan-

                                                      --------------------------
                                      23              Allmerica Investment Trust
cial"), a wholly-owned subsidiary of State Mutual Life Assurance Company of America (now named First Allmerica). For the fiscal years ending December 31, 1994 and for the period January 1, 1995 through March 31, 1995, 440 Financial received fees for fund accounting and other services of $450,953 and $168,565, respectively.

Custodian

 Bankers Trust Company acts as custodian of the cash and investment securities of the Trust. As such, it holds in custody the Trust's portfolio securities and receives and delivers them upon purchases and sales.

                             BROKERAGE ALLOCATION

 In accordance with the Management Agreement and sub-advisory agreements, the respective Sub-Adviser has the responsibility for the selection of brokers for the execution of purchases and sales of the securities in a given Fund's portfolio subject to the direction of the Trustees. The Sub-Advisers place the Funds' portfolio transactions with brokers and, if applicable, negotiate commissions.

 Broker-dealers may receive brokerage commissions on portfolio transactions of the Funds. The sub-advisers also may place portfolio transactions with such broker-dealers acting as principal, in which case no brokerage commissions are payable but other transaction costs are incurred. The Funds have not dealt nor do they intend to deal exclusively with any particular broker-dealer or group of broker-dealers. It is each Fund's policy always to seek best execution. This means that each Fund's portfolio transactions will be placed where the Fund can obtain the most favorable combination of price and execution services in particular transactions or as provided on a continuing basis by a broker-dealer, and that the Fund will deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of a broker-dealer, including the overall reasonableness of its brokerage commissions paid, consideration is given to the firm's general execution and operational capabilities and to its reliability, integrity, and financial condition. Subject to the practice of always seeking best execution, the Funds' securities transactions may be executed by broker-dealers who also provide research services (as defined below) to the Funds, the Sub-Advisers, and the other clients advised by the Sub-Advisers. Examples of such research services include reports on specific companies or industries, economic and financial data, performance measurement services, computer databases and pricing and appraisal services. The sub-advisers may use all, some, or none of such research services in providing investment advisory services to each of its investment companies and other clients, including the Funds. To the extent that such services are used, they tend to reduce the expenses of the Sub-Advisers. In the opinion of the Sub-Advisers it is impossible to assign an exact dollar value to such services.

Brokerage and Research Services

 The agreements provide that, subject to such policies as the Trustees may determine, the Sub-Advisers may cause a given Fund to pay a broker-dealer which provides brokerage and research services an amount of commission for effecting a securities transaction for that Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors, and trends; portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Sub-Advisers must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the overall responsibilities of the sub-advisers to its respective Funds and all other clients. The Sub-Advisers also may consider sales by broker-dealers of variable and group annuity contracts and variable life insurance policies that contemplate the Funds as an investment option as a factor in the selection of broker-dealers to execute portfolio transactions.

 The other investment companies and clients advised by the Sub-Advisers sometimes invest in securities in which the Funds also invest. A Sub-Adviser also may invest for its own account in the securities in which the Funds invest. If the Funds, such other investment companies, and other clients of the Sub-Advisers desire to buy or sell the same portfolio security at about the same time, the purchases and sales normally are made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. It is recognized that in some cases this practice could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, it is believed that this practice may produce better executions. It is the opinion of the Trustees that the desirability of retaining
--------------------------
Allmerica Investment Trust             24
the Sub-Advisers as investment advisers to their respective Funds outweighs the disadvantages, if any, which might result from this practice.

 Brokerage commissions for the Select Aggressive Growth Fund were $929,338 in 1996, $685,971 in 1995, and $374,677 in 1994. Brokerage commissions for the Select Capital Appreciation Fund were $240,295 in 1996 and $94,679 in 1995. Brokerage commissions for the Small-Mid Cap Value Fund were $101,743 in 1996, $54,538 in 1995, and $66,517 in 1994. Brokerage commissions for the Select International Equity Fund were $360,263 in 1996, $212,481 in 1995 and $132,407 in 1994. Brokerage commissions for the Select Growth Fund were $450,238 in 1996, $147,728 in 1995, and $128,621 in 1994. Brokerage commissions for the Growth Fund were $838,998 in 1996, $577,791 in 1995, and $341,751 in 1994. Brokerage
commissions for the Equity Index Fund were $63,013 in 1996, $28,468 in 1995, and $15,682 in 1994. Brokerage commissions for the Select Growth and Income Fund were $561,049 in 1996, $458,046 in 1995, and $370,133 in 1994. Brokerage
commissions for the Select Income Fund were $0 in 1996, $0 in 1995, and $132,407 in 1994. Brokerage commissions for the Government Bond Fund were $0 in 1996, $16,759 in 1995, and $0 in 1994. The other Funds did not incur brokerage commissions in any of these years.

Directed Brokerage Program

 The Sub-Advisers of certain Funds may consider payments made to a Fund or to other persons on behalf of the Fund for services provided to the Fund for which the Fund otherwise would be obligated to buy when such payments are made by brokers effecting transactions for such Fund. Some Funds have entered into an agreement with certain brokers whereby the brokers will rebate a portion of commissions. Such amounts earned by the Funds during 1996 under such agreements were as follows: Small-Mid Cap Value Fund, $19,715; Select International Equity Fund, $52,998; Select Growth Fund, $10,405; Growth Fund, $124,205; and Select Growth and Income Fund, $77,523.

         PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED

 As described in the Prospectus, shares of each Fund are sold and redeemed at their net asset value as next computed after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

 The net asset value per share of each Fund is the total net asset value of that Fund divided by the number of shares outstanding. The total net asset value of each Fund is determined by computing the value of the total assets of that Fund and deducting total liabilities, including accrued liabilities. The net asset value of the shares of each Fund is determined once daily as of the close of the New York Stock Exchange on each day on which the Exchange is open for trading, and no less frequently than once daily on each other day (other than a day during which no shares of the Fund were tendered for redemption and no order to purchase or sell such shares was received by the Fund) in which there was a sufficient degree in trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be affected materially by changes in the value of such portfolio securities.

 Debt securities for which market quotations are not readily available are valued at fair value by using valuation procedures approved in good faith by the Trustees. As authorized by the Trustees, debt securities (other than short-term obligations) of the Funds other than the Money Market Fund are valued on the basis of valuations furnished by a pricing service which utilizes data processing methods to determine valuations for normal, institutional-size trading units of such securities. Such methods include the use of market transactions for comparable securities and various relationships between securities which generally are recognized by institutional traders. Short-term obligations having remaining maturities of sixty (60) days or less are valued at amortized cost.

 Short-term debt securities of the Funds other than the Money Market Fund having a remaining maturity of more than sixty (60) days will be valued using a "market-to-market" method based upon either the readily available market price or, if reliable market quotations are not available, upon quotations by dealers or issuers for securities of a similar type, quality, and maturity. "Marking-to-market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair value of such securities.

 All portfolio securities of the Money Market Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. Amortized cost is an approximation of market value determined by increasing systematical-

                                                      --------------------------
                                       25             Allmerica Investment Trust
ly the carrying value of a security acquired at a discount or reducing systematically the carrying value of a security acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized gains or losses. While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of portfolio securities which are higher or lower than the prices at which the securities could be sold. During such periods, the yield to investors in a Fund may differ somewhat from that obtained if the Fund were to use mark-to-market value for its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would obtain a somewhat higher (lower) yield than would result from marked-to-market valuation, and existing investors would receive less (more) investment income.

 The use of the amortized cost method of valuation by the Money Market Fund is subject to rules of the Securities and Exchange Commission. Under the rules, the Fund is required to maintain a dollar weighted average portfolio maturity of 90 days or less and to limit its investments to instruments which (1) its Sub-Adviser, subject to the guidelines established by the Trustees, determines present minimal credit risks; (2) have high quality ratings or are deemed comparable, such that they are "eligible securities" as defined below; and (3) have remaining maturity of thirteen months (397 days) or less at the time of purchase, or are subject to a demand feature which reduces the remaining maturity to thirteen months or less.

 The Money Market Fund may purchase only "First or Second Tier eligible securities" which are defined to include (1) securities which have received the highest or second highest rating by at least two nationally recognized statistical rating organizations ("NRSRO") or by only one NRSRO if only one has rated the security and (2) securities which are unrated, but, in the Sub-Adviser's opinion, are of comparable quality. The Money Market Fund may purchase securities which were long-term at issuance but have a remaining maturity of thirteen months or less at the time of purchase if (a) the issuer has comparable short-term debt securities outstanding which are eligible securities or (b) the issuer has no short-term rating and the securities have either no long-term rating or a long-term rating in one of the two highest categories by an NRSRO.

 The above standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund (a) may dispose of the security within five business days of the Sub-Adviser becoming aware of the new rating, or (b) may continue to hold the investment, but the Trustees will evaluate whether the security continues to present minimal credit risks.

 As a part of the overall duty of care they owe to the Fund's shareholders, the Trustees have established procedures reasonably designed to stabilize the net asset value per share of the Money Market Fund as computed for the purpose of distribution and redemption at $1.00 per share taking into account current market conditions and the Fund's investment objective. At such reasonable intervals as they deem appropriate in light of current market conditions, the Trustees will compare the results of calculating the net asset value per share based on amortized cost with the results based on available indications of market value. If a difference of more than 1/2 of 1% occurs between the two methods of valuation, the Trustees will take whatever steps they deem necessary to minimize any material dilution or other unfair results, such as shortening the average portfolio maturity or realizing gains or losses.

                        ORGANIZATIONS OF THE TRUST

 The Agreement and Declaration of the Trust ("Trust Declaration") provides that all persons extending credit to, contracting with, or having any claims against the Trust or a particular Fund shall look only to the assets of the Trust or particular Fund for payment under such credit, contract, or claim, and neither the shareholders, Trustees, nor any of the Trust's officers, employees, or agents shall be personally liable thereof. Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. The Trust Declaration, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust Declaration provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

 Pursuant to the Trust Declaration, a Trustee is liable for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, but is not liable for errors of judgment,

--------------------------
Allmerica Investment Trust              26
mistakes of fact or law, any act or omission in accordance with the advice of counsel or other experts with respect to the meaning of the Trust Declaration, or for failing to follow such advice.

 The Trust Declaration provides that, on any matter submitted to a vote of the shareholders, all shares shall be voted by individual series, except (1) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, on liquidation of the Trust, shareholders are entitled to receive their pro rata portion of the net assets of the Fund of which they hold shares, but not of any other Fund. Shareholders have no preemptive rights.

 In the event that at any time less than a majority of the Trustees then in office were elected by the shareholders, the Trustees must call a meeting of shareholders promptly for the purpose of electing Trustees. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act applied to the Trust.

 Matters subject to a vote by the shareholders include changes in the fundamental policies of the Trust as described in the Prospectus and the SAI, the election or removal of Trustees, and the approval of agreements with investment advisers. A majority, for the purposes of voting by shareholders pursuant to the 1940 Act, is 67% or more of the voting securities of an investment company present at an annual or special meeting of shareholders if 50% of the outstanding voting securities of such company are present or represented by proxy or more than 50% of the outstanding voting securities of such company, whichever is less.

Independent Accountants

 Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Fund's independent accountants providing audit and accounting services including (i) examination of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission, and (iii) preparation of annual income tax returns.

                             FINANCIAL STATEMENTS

 The Trust's financial statements and related notes and the report of the independent accountants contained in the Trust's annual report for the fiscal year ended December 31, 1996 are incorporated by reference into this Statement of Additional Information.

                                                      --------------------------
                                      27              Allmerica Investment Trust

--------------------------
Allmerica Investment Trust              28

PART C. OTHER INFORMATION

Item 24.       Financial Statements and Exhibits
               ---------------------------------

               (a)    Financial Statements

               Part A Financial Highlights

               Part B Portfolios of Investments December 31, 1996
                      Statements of Assets and Liabilities December 31, 1996 Statements of Operations for Year Ended December 31, 1996 Statements of Changes in Net Assets for Years and Periods
                        Ended December 31, 1996 and December 31, 1995
                      Financial Highlights
                      Notes to Financial Statements
                      Report of Independent Accountants

               (b)    Exhibits

Exhibit 1 Agreement and Declaration of Trust, dated October 11, 1984, as amended May 12, 1992 was filed previously in Post-effective Amendment No. 20 on May 14, 1992 and is incorporated herein by reference.

Exhibit 2 Bylaws as amended were filed previously in Post-effective Amendment No. 20 on May 14, 1992 and are incorporated herein by reference.

Exhibit 3      None

Exhibit 4      None

Exhibit 5(a) Management Agreement (the "Management Agreement") between Registrant and Allmerica Investment Management Company, Inc. (the "Manager") and the Sub-Adviser Agreement between the Manager and Nicholas-Applegate Capital Management, State Mutual Life Assurance Company of America ("State Mutual") and Standish, Ayer & Wood were filed previously in Post-effective Amendment No. 20 on May 14, 1992 and are incorporated herein by reference.

Exhibit 5(b) Statement of Assignment of Assumption of Sub-Adviser Duties by Allmerica Investment Management Company under Sub-Adviser Agreement between the Manager and State Mutual dated July 15, 1993 was filed previously in Post-effective Amendment No. 31 and is incorporated herein by reference.

Exhibit 5(c) Form of Notice (Small-Mid Cap Value Fund) was filed previously in Post-effective Amendment No. 24 on February 25, 1993 and is incorporated herein by reference.

Exhibit 5(d) Sub-Adviser Agreement between Manager and Bank of Ireland Asset Management Limited with respect to the Select International Equity Fund dated May 1, 1994 was filed previously in Post-effective Amendment No. 31 on February 27, 1996 and is incorporated herein by reference.

Exhibit 5(e) Notice with respect to the Management Agreement (the Select International Equity Fund) was filed previously in Post-effective Amendment No. 27 on October 27, 1994 and is incorporated herein by reference.

Exhibit 5(f) Sub-Adviser Agreement between Manager and John A. Levin & Co. Inc. with respect to the Select Growth and Income Fund dated September 1, 1994 was filed previously in Post-effective Amendment No. 27 on October 27, 1994 and is incorporated herein by reference.

Exhibit 5(g) Sub-Adviser agreement between Janus Capital Corporation and Manager with respect to the Select Capital Appreciation Fund dated April 28, 1995 was filed previously in Post-effective Amendment No. 31 on February 27, 1996 and is incorporated herein by reference.

Exhibit 5(h) Notice with respect to the Management Agreement (Select Capital Appreciation Fund) was filed previously in Post-effective Amendment No. 29 on April 28, 1995 and is incorporated herein by reference.

Exhibit 5(i) Sub-Adviser Agreement between Manager and Miller, Anderson & Sherrerd, LLP with respect to the Growth Fund dated January 3, 1996 was filed previously in Post-effective Amendment No. 31 on February 27, 1996 and is incorporated herein by reference.

Exhibit 5(j) Sub-Adviser Agreement between Manager and Putnam Investment Management, Inc. with respect to the Select Growth Fund dated July 1, 1996 was filed previously in Post-Effective Amendment No. 32 and is incorporated herein by reference.

Exhibit 5(k) Sub-Adviser Agreement between Manager and CRM Advisors, LLC with respect to the Small-Mid Cap Value Fund dated April 1, 1997 is filed herein.

Exhibit 5(l)    Amendment No. 1 to the Management Agreement (Small-Mid Cap Value
                Fund) dated April 1, 1997 is filed herein.

Exhibit 6       None

Exhibit 7       None

Exhibit 8 Custodian Agreement with Bankers Trust Company dated October 25, 1995 was filed previously in Post-effective Amendment No. 31 on February 27, 1996 and is incorporated herein by reference.

Exhibit 9(a) Form of Fund Accounting Services Agreement (the "Fund Accounting Services Agreement") was filed previously Post-effective Amendment No. 20 on May 14, 1992 and is incorporated herein by reference.

Exhibit 9(b) Notice with respect to the Fund Accounting Services Agreement (Small Cap Value Fund) was filed previously in Post-effective Amendment No. 26 on March 2, 1994 and is incorporated herein by reference.

Exhibit 9(c) Notice with respect to the Fund Accounting Services Agreement (Select International Equity Fund) was filed previously in Post-effective Amendment No. 27 on October 27, 1994 and is incorporated herein by reference.

Exhibit 9(d) Notice with respect to the Fund Accounting Services Agreement (the Select Capital Appreciation Fund) was filed previously in Post-effective Amendment No. 29 on April 28, 1995 and is incorporated herein by reference.

Exhibit 9(e) Assignment of Contract and Consent to Assignment with respect to the Fund Accounting Services Agreement was filed previously in Post-effective Amendment No. 29 on April 28, 1995 and is incorporated herein by reference.

Exhibit 9(f) Administration Agreement between Manager and The Shareholder Services Group, Inc. (now known as First Data Investor Services Group, Inc.) dated March 31, 1995 was filed previously in Post-effective Amendment No. 31 on February 27, 1996 and is incorporated herein by reference.

Exhibit 10 Opinion and consent of counsel filed on February 27, 1997 as part of Registrant's Rule 24f-2 Notice and incorporated herein by reference.

Exhibit 11    Consent of Independent Accountants is filed herein.

Exhibit 12-   None

Exhibit 13- Participation Agreement with SMA Life Assurance Company dated February 7, 1990 was filed previously in Post-effective Amendment No. 10 on February 22, 1990 and is incorporated herein by reference.

Exhibit 14    None

Exhibit 15    None

Exhibit 16 Schedule for Computation of Performance Quotations was filed previously in Post-effective Amendment No. 31 on February 27, 1996 and is incorporated herein by reference.

Exhibit 17    Financial Data Schedules are filed herein.

Exhibit 18    None

Exhibit 19 Power of Attorney was filed previously in Post-effective Amendment No. 29 on April 28, 1995 and is incorporated herein by reference.


Item 25.      Persons Under Common Control with Registrant
              --------------------------------------------

Registrant was organized by State Mutual Life Assurance Company of America, now known as First Allmerica Financial Life Insurance Company ("First Allmerica"), primarily for the purpose of providing a vehicle for the investment of assets received by various separate investment accounts ("Separate Accounts") established by First Allmerica and life insurance company subsidiaries of First Allmerica including Allmerica Life Insurance and Annuity Company ("Allmerica Financial Life"). The assets in such Separate Accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus at any time First Allmerica and its life insurance company subsidiaries will own such of Registrant's outstanding shares as are purchased with Separate Account assets; however, where required to do so, First Allmerica and its life insurance company subsidiaries will vote such shares only in accordance with instructions received from owners of the contracts pursuant to which sums are placed in such Separate Accounts.

Item 26.      Number of Holders of Securities
              -------------------------------

As of the date of this filing, the Registrant has one hundred sixty-two (162) shareholders. Seventy-seven (77) shareholder accounts of First Allmerica separate accounts own shares in the respective Funds and eighty-five (85) shareholder accounts of Allmerica Financial Life separate accounts own shares in the respective Funds.

Item 27.      Indemnification
              ---------------

Article VIII of Registrant's Agreement and Declaration Trust, entitled "Indemnification," is incorporated herein by reference to Exhibit 1 of this Registration Statement.

Article III, Section 12 of the Bylaws of First Allmerica was filed previously in Post-effective Amendment No. 31 on February 27, 1996 and is incorporated herein by reference.

Undertaking Pursuant to Rule 484
--------------------------------

Article VIII of Registrant's Agreement and Declaration of Trust provides that each of its Trustees and each Officer (and his heirs, executors, and administrators) may be indemnified against all liabilities and expenses arising out of the defense or disposition of any action, suit, or other proceeding in which such person may be or may have been involved by reason of being or having been such a Trustee or Officer, except with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such action was in the best interests of Registrant, and except that no person shall be indemnified against any liability to Registrant or to its shareholders to which such person otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, Officers and Controlling Persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.      Business and Other Connections of Investment Manager and
              --------------------------------------------------------
              Sub-Advisors
              ------------

The following Schedule Ds of Form ADV are incorporated by reference:
Nicholas-Applegate Capital Management File No. 801-21442; Allmerica Asset Management, Inc., File No. 801-44189; Allmerica Investment Management Company, Inc., File No. 801-26516; Miller, Anderson & Sherrerd, File No. 801-10437; Bank of Ireland Asset Management Limited, File No. 801-29606; John A. Levin & Co. Inc., File No. 801-18010; Janus Capital Corporation, File No. 801-13991; Putnam Investment Management, Inc., File No. 801-7974; and CRM Advisors, LLC, File No. 801-49528. Standish, Ayer & Wood, Inc., File No. 801-584.


Item 29.      Principal Underwriters
              ----------------------

              Not applicable

Item 30.      Location of Accounts and Records
              --------------------------------

Each account, book, or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 thereunder are maintained by Registrant at 440 Lincoln Street, Worcester, Massachusetts 01653 or on behalf of the Registrant by First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109.

Item 31.      Management Services
              -------------------

              Not applicable

Item 32.      Undertakings
              ------------

              (a) The Registrant undertakes to furnish, upon request and without charge, a copy of the Registrant's latest Annual Report to Shareholders to each person to whom a Prospectus is delivered.

(b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to communications with the shareholders of certain common-law trusts.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-effective Amendment No. 33 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-effective Amendment No. 33 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, Commonwealth of Massachusetts on the 28th day of April, 1997.

                                        ALLMERICA INVESTMENT TRUST
                                        (Registrant)


                                         By: /s/ Richard M. Reilly
                                             ---------------------
                                             Richard M. Reilly, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                           Title                                  Date
---------                           -----                                  ----

/s/ John F. O'Brien                 Chairman of the Board                  April 28, 1997
-------------------                 and Trustee
John F. O'Brien

/s/ Richard M. Reilly               President, Chief Executive             April 28, 1997
---------------------               Officer, and Trustee
Richard M. Reilly

/s/ Thomas P. Cunningham            Treasurer                              April 28, 1997
------------------------            (Principal Accounting Officer)
Thomas P. Cunningham

/s/ Russell E. Fuller               Trustee                                April 28, 1997
---------------------
Russell E. Fuller

/s/ Gordon Holmes                   Trustee                                April 28, 1997
-----------------
Gordon Holmes

/s/ John P. Kavanaugh               Trustee                                April 28, 1997
---------------------
John P. Kavanaugh

/s/ Bruce E. Langton                Trustee                                April 28, 1997
--------------------
Bruce E. Langton

/s/ Attait F. Ott                   Trustee                                April 28, 1997
-----------------
Attait F. Ott

/s/ Ranne P. Warner                 Trustee                                April 28, 1997
-------------------
Ranne P. Warner

                                 EXHIBIT INDEX

Number         Description
------         -----------

  5(k) Sub-Adviser Agreement between Manager and CRM Advisors, LLC with respect to the Small-Mid Cap Value Fund dated April 1, 1997

  5(l)         Amendment No. 1 to the Management Agreement (Small-Mid Cap Value
               Fund) dated April 1, 1997

   11          Consent of Independent Accountants

   17          Financial Data Schedules